                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")
                                   PROSPECTUS


                                                         FILED UNDER RULE 497(C)
                                                              FILE NOS. 33-19836


MONEY MARKET SUBACCOUNT

        INTERMEDIATE GOVERNMENT BOND SUBACCOUNT

                 CORE BOND SUBACCOUNT

                          BALANCED SUBACCOUNT

                                   VALUE & INCOME SUBACCOUNT

                                          EQUITY GROWTH SUBACCOUNT

                                                CALVERT SERIES SUBACCOUNT

                            ------------------------

                                  MAY 1, 2004

                                                                     [MONY LOGO]

                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")
                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

                      MONY LIFE INSURANCE COMPANY("MONY")
            1740 BROADWAY, NEW YORK, NEW YORK 10019; (914) 697-8000

    MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts.

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 13 and Calvert Series at page 12.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Core Bond Series (formerly Government/Corporate Bond Series), Balanced Series, Value & Income Series, formerly Equity Income and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.


    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 31 HEREIN.


    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


    A Statement of Additional Information dated May 1, 2004 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 52 of this Prospectus.


    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.
                               DATED MAY 1, 2004

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    4
Synopsis....................................................    6
Fee Table...................................................    6
The Contracts...............................................    7
Keynote.....................................................    8
Charges.....................................................    8
Credit And Allocation Of Purchase Payments..................    9
Redemption..................................................    9
Transfers...................................................    9
Payment Options.............................................    9
Voting Rights...............................................    9
Death Benefit...............................................   10
Distribution Of The Contracts...............................   10
Condensed Financial Information.............................   11
MONY........................................................   12
Keynote Series Account......................................   12
Calvert Series..............................................   12
Diversified Investors Portfolios............................   13
Charges.....................................................   15
Charges for Mortality and Expense Risks.....................   15
Annual Contract Charge......................................   15
Investment Management Fee...................................   15
Premium Tax.................................................   16
Summary Of The Contracts....................................   17
Eligible Purchasers.........................................   17
Ownership...................................................   17
Purchase Payments...........................................   17
Employer Sponsored Plan Requirements........................   17
Rights Of The Participant Under The Contract................   17
Rights Upon Suspension Of Contract or Termination Of Plan...   18
403(b) Contract.............................................   18
401(a) Contract/401(k) Contract and NQDC Contracts..........   18
457 and 408 (IRA) Contracts.................................   18
Failure Of Qualification....................................   18
Transfers...................................................   18
Rights Reserved By MONY.....................................   19
Credit Of Purchase Payments.................................   19
Allocation Of Purchase Payments.............................   19
Determination Of Unit Value.................................   20
Death Benefit...............................................   20
Redemption During The Accumulation Period...................   21
Payment Options.............................................   21
Annuity Purchase Date.......................................   21
Fixed Annuity...............................................   22
Fixed Annuity Options.......................................   22
Payments To A Beneficiary Following The Annuitant's Death...   23
Voting Rights...............................................   23
Distribution Of The Contracts...............................   24
Federal Income Tax Status...................................   25
Tax Treatment of MONY.......................................   25

                                                              PAGE
                                                              ----
Taxation of Diversified Investors Portfolios................   25
Section 403(b) Annuities....................................   25
Section 401(a) Plans........................................   26
Section 408 (IRA) Contracts.................................   27
Minimum Distribution Requirements...........................   28
Section 457 Plans...........................................   28
Non-Qualified Deferred Compensation Contracts...............   28
Income Tax Withholding......................................   29
Performance Data............................................   30
Diversified Investors Portfolios............................   31
Core/Feeder Structure.......................................   31
Investment Objectives and Policies..........................   32
Investment Techniques and Restrictions......................   43
Management of Diversified Investors Portfolios..............   45
Other Information Regarding Diversified Investors
  Portfolios................................................   48
Purchase and Redemption of Interests in Diversified
  Investors Portfolios......................................   48
Experts.....................................................   51
Legal Proceedings...........................................   51
Financial Statements........................................   51
Additional Information......................................   51
Miscellaneous...............................................   51
Table Of Contents Of Statement Of Additional Information....   52
Request For Keynote Statement Of Additional Information.....   53
Appendix....................................................   54

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 21), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     CORE BOND SERIES: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (typically at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     VALUE & INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

FEE TABLES

     The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in Keynote.

     The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series).

                             KEYNOTE SERIES ACCOUNT

ANNUAL CONTRACT FEE (MAXIMUM)...............................   $50(1)
ANNUAL CONTRACT FEE (ACTUAL)................................  NONE(1)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
Mortality and Expense Risk Fees (actual)....................  1.10%(2)
Mortality and Expense Risk Fees (maximum)...................  1.25%(2)
Account Fees and Expenses...................................   (3)
Total Separate Account Annual Expenses......................   (3)

------------------
(1) TFLIC reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts. MONY has no present intention to impose such a charge, but it may do so in the future.
(2) TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.
(3) Your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. See the table below for the fees and expenses of each Portfolio. Total Separate Account Annual Fees for each Portfolio (prior to waiver and/or expense reimbursement) are equal to the Total Annual Portfolio Operating Expenses of that Portfolio (listed in the table below) plus the Mortality and Expense Risk Fees (listed above).

     The following table shows the minimum and maximum total operating expenses charged by the Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                              MINIMUM    MAXIMUM
                                                              -------    -------
Expenses that are deducted from the assets of the Portfolio
  (or the Calvert Series), including management fees and
  other expenses............................................   0.28       0.93

     The following table shows the fees and expenses of each Portfolio. Your investment in each Keynote Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. Details concerning the fees and expenses of the Calvert Series are contained in the prospectus for the Calvert Series.

------------------------------------------------------------------------------------------------------
                                                                INTERMEDIATE
                                                     MONEY       GOVERNMENT       CORE
                                                    MARKET          BOND          BOND       BALANCED
                                                   PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------
 Management Fees.................................    0.25           0.35          0.35         0.45
------------------------------------------------------------------------------------------------------
 Other Expenses..................................    0.03           0.03          0.04         0.06
------------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses.......    0.28           0.38          0.39         0.51
------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1)......      --             --            --         0.01
------------------------------------------------------------------------------------------------------
 Net Expenses....................................    0.28           0.38          0.39         0.50
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                               VALUE &      EQUITY
                                                               INCOME       GROWTH      CALVERT
                                                              PORTFOLIO    PORTFOLIO    SERIES
-----------------------------------------------------------------------------------------------
 Management Fees............................................    0.45         0.62        0.70
-----------------------------------------------------------------------------------------------
 Other Expenses.............................................    0.02         0.03        0.23
-----------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses..................    0.47         0.65        0.93
-----------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(1).................      --           --          --
-----------------------------------------------------------------------------------------------
 Net Expenses...............................................    0.47         0.65        0.93
-----------------------------------------------------------------------------------------------

------------------
(1) The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

Example

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $10,000 investment, assuming a 5% annual rate of return.

     The following examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for these examples and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.


     The following example is based on fees after waivers and reimbursements and reflect the imposition of the 1.10% mortality and expense risk charge presently in effect.



                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $140      $437      $  755      $1,657
Intermediate Government Bond............................   $151      $468      $  808      $1,768
Core Bond...............................................   $152      $471      $  813      $1,779
Balanced................................................   $163      $505      $  871      $1,900
Value & Income..........................................   $160      $496      $  855      $1,867
Equity Growth...........................................   $178      $551      $  949      $2,062
Calvert Series..........................................   $206      $637      $1,093      $2,358



     The following example is based on fees after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by MONY.



                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $156      $483      $  834      $1,824
Intermediate Government Bond............................   $166      $514      $  887      $1,933
Core Bond...............................................   $167      $517      $  892      $1,944
Balanced................................................   $178      $551      $  949      $2,062
Value & Income..........................................   $175      $542      $  933      $2,030
Equity Growth...........................................   $193      $597      $1,026      $2,222
Calvert.................................................   $221      $682      $1,169      $2,513


THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate nonqualified deferred compensation

Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.

KEYNOTE

     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 11.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Calvert Variable Series, Inc., (formerly, Acacia Capital Corporation,) (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.

     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 13 herein.

CHARGES

     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of 0.80% for mortality risks and 0.45% for administrative expense risks. The annual rate charged is 1.10% consisting of 0.70% for mortality risks and 0.40% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See

"Charges -- Charges for Mortality and Expense Risks" on page 15.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)

     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 25 and "Section 408 IRA Contracts" on page 27.)

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 19.)

DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. (See "Distribution of the Contracts" on page 24.)

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT

                                                          UNIT VALUE
                                     ----------------------------------------------------
                                     DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                       1994       1995       1996       1997       1998
                                     --------   --------   --------   --------   --------
Equity Growth......................   $21.65     $25.58     $30.06     $37.99     $51.57
Money Market.......................    13.65      14.35      15.00      15.71      16.45
Balanced...........................    16.66      21.25      24.62      29.12      32.46
Core Bond..........................    16.70      19.63      20.10      21.66      23.15
Value & Income.....................    16.86      22.48      26.38      33.99      38.08
Intermediate Government Bond.......    12.24      13.84      14,21      15.13      16.07
Calvert Series.....................    13.11      16.87      18.83      22.41      26.13

                                                          UNIT VALUE                                UNITS OUTSTANDING
                                     ----------------------------------------------------   ---------------------------------
                                     DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,
                                       1999       2000       2001       2002       2003       1994        1995        1996
                                     --------   --------   --------   --------   --------   ---------   ---------   ---------
Equity Growth......................   $70.57     $58.57     $46.26     $35.00     $43.82      994,859     201,470     237,959
Money Market.......................    17.18      18.11      18.67     $18.81     $18.84      179,143      58,026      56,311
Balanced...........................    35.91      34.75      32.55     $28.97     $33.73      762,735     145,593     156,241
Core Bond..........................    22.75      24.80      26.24     $28.36     $29.35      125,870      24,207      25,670
Value & Income.....................    40.87      44.31      42.95     $36.00     $45.06    2,135,776     571,730     489,820
Intermediate Government Bond.......    16.18      17.53      18.52     $19.84     $19.94      768,905      50,325      47,901
Calvert Series.....................    29.06      27.58      25.38     $22.05     $26.03      291,806      19,147      25,095

                                                                 UNITS OUTSTANDING
                                     --------------------------------------------------------------------------
                                     DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                       1997       1998       1999       2000       2001       2002       2003
                                     --------   --------   --------   --------   --------   --------   --------
Equity Growth......................  242,846    247,234    142,912    142,030    110,873     81,284     74,686
Money Market.......................   47,018     40,999     13,122      9,488     14,818     21,373     16,085
Balanced...........................  163,289    167,348     77,105     67,074     60,898     52,976     48,109
Core Bond..........................   26,763     39,571     16,207     11,172     14,282     13,580      9,898
Value & Income.....................  474,554    434,610    266,130    219,973    200,912    159,138    147,238
Intermediate Government Bond.......   14,366     27,614     13,708      9,742     23,408     35,823     14,922
Calvert Series.....................   26,219     31,111     15,386     12,809     10,518     11,098     12,036

---------------

Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus.

                                      MONY

     MONY Life Insurance Company formerly organized as a mutual life insurance company, under the laws of the State of New York in 1842 converted to a stock life insurance company through demutualization. Its principal place of business is 1740 Broadway, New York, N.Y. 10019. MONY is currently licensed to sell life insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page
13. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.

CALVERT SERIES

     The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert Inc."), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of the Fund are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of the Fund will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of the Fund that such conflict exists then MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                 SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
           ----------------------                 ------------------------------------------
Keynote Money Market Subaccount..............    Diversified Investors Money Market Portfolio
                                                 (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................    Diversified Investors Intermediate Government
                                                 Bond Portfolio (the "Intermediate Government
                                                 Bond Series")
Keynote Core Bond Subaccount (formerly the
  Keynote Long Term Bond Subaccount).........    Diversified Investors Core Bond Portfolio
                                                 (the "Core Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...    Diversified Investors Balanced Portfolio (the
                                                 "Balanced Series")
Keynote Value & Income Subaccount............    Diversified Investors Value & Income
                                                 Portfolio (the "Equity Income Series")
Keynote Equity Growth Subaccount.............    Diversified Investors Equity Growth Portfolio
                                                 (the "Equity Growth Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met. An investor's interest in a Keynote Subaccount is neither insured nor guaranteed by the U.S. Government.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital, primarily through investment in money market obligations with maturities of 397 days or less.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital, primarily through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return, primarily through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent through investment in a broadly diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     See "Diversified Investors Portfolios" at page 13 and the Statement of Additional Information for more information on each series.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that 0.80% is for mortality risk and 0.45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks), which was effective May 1, 1994, is 0.030139%.

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. MONY does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services,including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 45.

     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of March 31, 2004, CAMCO had over $10 billion in assets under management.

     CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

     Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0.5% to 3.5%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT


     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 21) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 20), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 24). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD


     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Income Tax Status" on page 25.)


     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.


     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Income Tax Status" on page 25.)


     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                PAYMENT OPTIONS


     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.


ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

      (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

         If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

      (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote.

Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or the Fund; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     MSC will act as the principal underwriter and the distributor of the Contracts pursuant to an underwriting agreement, on behalf of Keynote, with Diversified Investors Portfolios and the Calvert Series. MSC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Keynote, with certain exceptions in connection with the use of other authorized broker-dealers. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as insurance agents for the Company. The Contracts may also be sold through registered representatives of other broker-dealers authorized by MSC and applicable law who may be insurance agents licensed by an insurance company other than MONY. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                           FEDERAL INCOME TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 (as indexed) per year; or lump sum distributions in excess of $750,000 (as indexed)) from qualified retirement Plans, including those funded through
Section 401(a), Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount. The Small Business Job Protection Act of 1996 suspended the imposition of the excess distribution excise tax in 1997, 1998 and 1999. Finally, the Taxpayer Relief Act of 1997 has repealed the excise tax (and a related estate tax on excess retirement accumulations) for all subsequent years.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(B) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b)

Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $40,000 (an amount subject to indexation for inflation) or 100% of the Participant's compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000 or if less the amount by which they are deemed to have undercontributed in prior years). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (IRA), Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e., the lesser of $40,000 (as indexed) or 100% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions under Section 402(g) of the Code is $12,000 in 2003 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Section 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10-year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a "lump sum distribution," as that term is defined in the Code and if certain conditions are met.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. See "Income Tax Withholding" below.) In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA,
Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from an IRA, Section 403(b) annuity or an employer's Section 401(a)/ 401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the years in which he retires (see "Annuity Purchase Date", on page 20), the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax exempt employer to establish an eligible deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $12,000 in 2003 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) or 100% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation. The available of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of
Section 457 Plans of state and local governments must be held in trust for the "exclusive benefit" of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to an Section 457 Plan or, if paid by the
Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from Section 403(b) plans. Distributions from
Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer's Section 401(a) Plan) the distributions would be subject to the excise tax.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

     For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers Form W-2 withholding by the employer may be required.

     For other Contracts other than under IRAs, mandatory 20% federal income tax withholding unless the distributions either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death, or

          3.  Made on account of hardship.

     Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant's interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, primarily through investment in money market obligations with maturities of 397 days or less. An investor's interest in any Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, primarily through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.

     Core Bond Series: To achieve the maximum total return, primarily through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Value & Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

                             CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 22, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES


     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 48). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.


     Each series of Diversified Investors Portfolios has a different investment objective which it pursues primarily through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests primarily in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     In attempting to achieve its investment objective, the Money Market Series invests in such securities as U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than 10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, may be supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective primarily by investing in U.S. Government obligations and high quality short-term obligations (including corporate bonds and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) is generally between three and ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the

Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Intermediate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     CORE BOND SERIES. The investment objective of the Core Bond Series is to achieve the maximum total return. The Core Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Core Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Core Bond Series' "duration" between three and ten years, which means that the Core Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Core Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Core Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Core Bond Series so that the Core Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Core Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Core Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Core Bond Series. Additional information about the investment policies of the Core Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Core Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Core Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Core Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Core Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Core Bond Series may invest in securities of foreign issuers. The Core Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Core Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Core Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The Core Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Core Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Core Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series. The Core Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Core Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Core Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Core Bond Series, the Advisers may purchase securities for the Core Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Core Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Core Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Core Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     VALUE & INCOME SERIES. The investment objective of the Value & Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Value & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Value & Income Series so that it will out-perform other equity income funds in negative markets. As a result of this objective, the Income Series may underperform relative to other equity income funds in positive markets. The Value & Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Value & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Value & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Value & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Value & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Value & Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Value & Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Value & Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Value & Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Value & Income Series defaulted, the Value & Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Value & Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Value & Income Series, see the Appendix to the Statement of Additional Information.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 80% of the assets of the Equity Income are invested in equity securities and related investments. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Value & Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, VALUE & INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").

     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are made by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios.

     Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Series to obtain the services of one or more Subadvisers without investor approval under certain circumstances. The exemptive order also permits the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without the approval of the investors of the applicable Series, if those changes or continuation are approved by the Series' Board of Trustees. Investors in all the Series have approved the exemptive order.

     Diversified has selected Subadvisers for each series which have been approved by the Trustees of Diversified Investors Portfolios and, except as permitted by the exemptive order described above, the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series. The subadvisers are as follows:

MONEY MARKET FUND:           Capital Management Group. Capital Management Group
                             is a division of 1740 Advisers, Inc., a
                             wholly-owned subsidiary of The MONY Group, Inc.
                             Capital Management Group has been a registered investment adviser since 1971. The principal business address of Capital Management Group is 1740 Broadway, New York 10019.

                             David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Money Market Fund since 1997. Mr. Wheeler has been employed by

                             Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

INTERMEDIATE
GOVERNMENT BOND FUND:
ALLEGIANCE INVESTMENT
  MANAGEMENT, L.L.C.
STEPHENS CAPITAL
  MANAGEMENT                 Allegiance Investment Management, L.L.C. Allegiance
                             was formed in 2001. Its predecessor, Allegiance
                             Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc's. assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300
                             Pacific Coast Highway, Suite 305, Huntington Beach,
                             California 92648.

                             Bill Mawhorter, Managing Director, Chairman and Chief Investment Officer of Allegiance, is responsible for the day-to-day supervision of the Intermediate Government Portfolio on behalf of Allegiance. Mr. Mawhorter has been a portfolio manager with Allegiance since 1988.

                             Stephens Capital Management ("SCM"). SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203.

                             William L. Tedford, Executive Vice President of Stephens, Inc., is responsible for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of SCM. Mr. Tedford has been employed with Stephens, Inc. since 1966.

CORE BOND FUND:              BlackRock Advisors, Inc. BlackRock was formed in
                             1988 and was acquired by PNC Financial Services
                             Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988.
                             The principal business address of BlackRock is 100
                             Bellevue Parkway, Wilmington, Delaware 19809.

BALANCED FUND:
AELTUS INVESTMENT
  MANAGEMENT, INC.
BLACKROCK ADVISORS           Aeltus Investment Management, Inc. Aeltus was
                             formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep N.V. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State
                             House Square, Hartford, Connecticut 06103-3602.

                             Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of the Balanced Fund on behalf of Aeltus. Mr. Whelan has been a portfolio manager with Aeltus since 1989. Mr. Cote has been a portfolio manager with Aeltus since 2001 and an equity analyst with Aeltus since 1996.

                             BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

VALUE & INCOME FUND:         Alliance Capital Management, L.P. Alliance Capital
                             Management is the general partner of Alliance and Alliance Capital Management

                             Holding L.P. and AXA Financial Inc. own
                             approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.


                             In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.


EQUITY GROWTH FUND:
ARK ASSET MANAGEMENT CO.,
  INC.
RCM CAPITAL MANAGEMENT,
  LLC
MARSICO CAPITAL MANAGEMENT,
  LLC Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

                             RCM Capital Management, LLC. Dresdner RCM Global Investors LLC changed its name to RCM Capital Management, LLC effective January 1, 2004. RCM was established in 1996 and has been a registered investment adviser since 1972. The principal business address of RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.

                             Marsico Capital Management, LLC. Marsico, a
                             Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

                             Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.

     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Portfolio's net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated), assets are valued at fair value as determined in good faith under the direction of Diversified Investors Portfolios' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Diversified Investor Portfolios' Trustees have determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS

     The balance sheets of MONY as of December 31, 2003 and 2002 and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 2003, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2003 and 2002 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.

                               LEGAL PROCEEDINGS

     MONY is engaged in various kinds of routine litigation which, in the opinion of management, are not of material importance in relation to the total capital, results of operations, surplus or cash flows of MONY. There are no legal proceedings to which Keynote is a party.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

     The Accounts are separate registered accounts of MONY. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. MONY believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                          PAGE
----                                                          ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
Investment Objectives, Policies and Restrictions............    5
Determination of Net Asset Value; Valuation of Securities...   23
Management of Diversified Investors Portfolios..............   23
Independent Accountants.....................................   26
Capital Stock and Other Securities..........................   26
Taxation....................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                               PREMIUM TAX RATE PERCENT
                                                              --------------------------
                                                              QUALIFIED    NON QUALIFIED
                                                              ---------    -------------
California..................................................     .50%           2.35%
District of Columbia........................................      --              --
Kentucky....................................................      --              --
Maine.......................................................      --            2.00%
Nevada......................................................      --            3.50%
Puerto Rico.................................................    1.00%           1.00%
South Dakota................................................      --            1.25%
West Virginia...............................................    1.00%           1.00%
Wyoming.....................................................      --            1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                     (This page intentionally left blank.)

                            NOTICE OF PRIVACY POLICY
                   INFORMATION ONLY -- NO RESPONSE NECESSARY

At Diversified Investment Advisors, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in order to provide our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information of our customers and former customers in accordance with our Privacy Policy.

WHAT INFORMATION IS COLLECTED, AND FROM WHOM IS IT COLLECTED?

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or other forms;


     - Information about your transactions with us, our affiliates, or others;
     and


     - Information we receive from non-affiliated third parties, including consumer reporting agencies.


"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

WHAT INFORMATION IS DISCLOSED, AND TO WHOM IS IT DISCLOSED?

We do not disclose any nonpublic personal information about you to either our "affiliates" or non-affiliates without your express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements.

"Our affiliates" are companies with which we share common ownership and which offer life and health insurance and pension and savings products.

WHAT ARE OUR SECURITY PROCEDURES?

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

TO WHICH COMPANIES DOES THIS NOTICE APPLY?


This Notice applies to Diversified Investment Advisors, Inc., Diversified Investors Securities Corp., Diversified Investors Funds Groups, and MONY Life Insurance Company, 1740 Broadway, New York, New York 10019.



Not part of the prospectus

FORM NO. 13443SL 5/04

                                                         FILED UNDER RULE 497(C)
                                                              FILE NOS. 33-19836


                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2004

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                      AND

                          MONY LIFE INSURANCE COMPANY
                      1740 BROADWAY, NEW YORK, N.Y. 10019;

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2004 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.

A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.

                               TABLE OF CONTENTS


ITEM                                                          PAGE
----                                                          ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
  Investment Objectives, Policies and Restrictions..........    5
  Determination of Net Asset Value; Valuation of
     Securities.............................................   23
  Management of Diversified Investors Portfolios............   23
  Independent Accountants...................................   26
  Capital Stock and Other Securities........................   26
  Taxation..................................................   28
Financial Statements of MONY................................   29
Appendix....................................................  A-1

                            INDEPENDENT ACCOUNTANTS

     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     MONY Securities Corp ("MSC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. MSC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     MSC will not receive underwriting commissions. Registration as a broker-dealer does not mean that Securities and Exchange Commission ("the SEC") has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT

     For the seven day period ended December 31, 2003, the yield for the Money Market Subaccount was 0.00% and the effective yield was 0.00%.

     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.

                                                                                              FOR THE
                                            FOR THE     FOR THE     FOR THE     FOR THE       PERIOD
                                             YEAR       3 YEAR      5 YEAR      10 YEAR        SINCE
                                             ENDED       ENDED       ENDED       ENDED       INCEPTION
                                           DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,       THROUGH
                                             2003        2003        2003        2003      DEC. 31, 2003
                                           --------    --------    --------    --------    -------------
Subaccount:
  Money Market(1)........................     0.16%       1.34%      2.75%       3.62%          6.38%
  Intermediate Government Bond(1)........     0.50%       4.39%      4.41%       4.76%          5.82%
  Core Bond(1)...........................     3.49%       5.77%      4.86%       5.40%          7.64%
  Balanced(1)............................    16.43%      -0.99%      0.76%       7.18%          7.71%
  Value & Income(1)......................    25.17%       0.56%      3.42%      10.24%         11.92%
  Equity Growth(1).......................    25.20%      -9.22%     -3.20%       7.75%          7.76%
  Calvert Series(2)......................    18.05%      -1.91%     -0.08%       6.65%          7.77%

---------------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Keynote Subaccount invests its assets:

                                                   MONY POOLED
                   SERIES                        SEPARATE ACCOUNT
                   ------                        ----------------
Money Market................................  Pooled Account No. 4
Intermediate Government Bond................  Pooled Account No. 10d
Core Bond...................................  Pooled Account No. 5
Balanced....................................  Pooled Account No. 14
Value & Income..............................  Pooled Account No. 6
Equity Growth...............................  Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount and January 1978 for the Value & Income Subaccount, and February 1993 for the Equity Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.

(2) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

OTHER SUBACCOUNTS

     The yield for each of the Subaccounts other than the Money Market Subaccount and the Calvert Subaccount is shown for the periods indicated in the table below.

                             KEYNOTE SERIES ACCOUNT

                            YIELD FOR 30-DAY PERIOD*

                                                                                         INTERMEDIATE
                YIELD FOR 30                    EQUITY      VALUE &              CORE     GOVERNMENT
                 DAYS ENDED                     GROWTH      INCOME    BALANCED   BOND        BOND
                ------------                    ------      -------   --------   ----    ------------
DECEMBER 31, 2003...........................       -6.23%    -3.89%    -2.88%    -1.62%      1.22%

---------------

* The 30 day yield is not indicative of future performance.

     The yield shown in the table above is computed by subtracting from the net investment income of the underlying investment vehicle all charges, expenses and fees as well as expenses imposed by Keynote and dividing the result by the value of the Subaccount. For the underlying investment vehicle of the Equity Growth, Equity Income and for the equity portion of the Balanced Subaccount, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the underlying investment vehicle) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the fixed income portion of the Balanced Subaccount, as well as the Core Bond and Intermediate Government Bond Subaccounts, net investment income is the net of interest earned on the obligations held by the underlying investment vehicle of the applicable Subaccount and expenses accrued for the period determined by (i) computing the yield to maturity based on the market value of each obligation held in the underlying investment vehicle at the close of business on the thirtieth day of the period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the underlying investment vehicle; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown for each Subaccount reflects deductions for all charges, expenses, and fees of both its underlying investment vehicle and Keynote.

     Net investment income of the underlying investment vehicle less all charges and expenses imposed by Keynote is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six series of Diversified Investors Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Core Bond Portfolio (the "Core Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Value & Income Portfolio (the "Equity Income Series") and Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

LENDING OF PORTFOLIO SECURITIES

     All Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the

Series must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment were to occur, the Series would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Rule 144A under the 1933 Act allows broader institutional trading of securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable(which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for edging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Portfolios are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest.

The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

     From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a "basket" of issuers, and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes can have one or more embedded credit default swaps relating to an individual issuer or a basket of issuers. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

DOLLAR ROLLS AND TBA SECURITIES

     Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

LOANS AND OTHER DIRECT INDEBTEDNESS

     A Portfolio may purchase loans and other direct indebtedness, although the Stock Portfolios currently do not intend to make such investments. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

     These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Portfolio's investment in loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

     Certain of the loans and the other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

     A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Portfolio will purchase, a Portfolio's Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Portfolio may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

     As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio's investments.

     Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

     Non-Fundamental Policies.

     Each Series will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Series from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

     This policy may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions.

     BROKERAGE TRANSACTIONS. Each Series' Subadvisers may use brokers or dealers for Series transactions who also provide brokerage and research services to the Series or other accounts over which the advisers exercise investment discretion. A Series may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Series will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES

                                             AGE
                                           (AS OF
                                         11/15/2003)
                                         -----------
INTERESTED TRUSTEES:
Mark Mullin*...........................      40        6/2002 to present - Director, President and
(Managing Board Member)                                Chief Executive Officer, Diversified; 4/1995 to
                                                       6/2002 - Vice President, Diversified Investment
                                                       Advisors, Inc.
Peter G. Kunkel*.......................      53        6/2002 to present - Senior Vice President, Chief
                                                       Operating Officer, Diversified Investment
                                                       Advisors, Inc.; 9/2001 to 6/2002 - Vice
                                                       President and Treasurer, Diversified. 1/1998 to
                                                       9/2001 - Vice President, Diversified Investment
                                                       Advisors, Inc.
DISINTERESTED TRUSTEES:
Neal M. Jewell.........................      68        1995 to present - Consultant; Independent
(Managing Board Member)                                Trustee, EAI Select (a registered investment
355 Thornridge Drive,                                  company).
Stamford, Connecticut 06903
Robert Lester Lindsay..................      69        7/1989 to present - Retired; Prior to 7/1989 -
2 Hugenot Center                                       Executive Vice President, The MONY Group, Inc.
Tenafly, NJ 07670
Eugene M. Mannella.....................      49        8/1993 to present - Executive Vice President,
(Managing Board Member)                                President, International Fund Services (mutual
Two Orchard Neck Road,                                 fund administration).
Center Moriches, New York 11934
Joyce Galpern Norden...................      64        9/1996 to present - Vice President,
505 Redleaf Road                                       Institutional Advancement, Reconstructionist
Wynnewood, PA 19096                                    Rabbinical College.
Patricia L. Sawyer.....................      53        1990 to present - President and Executive Search
(Managing Board Member)                                Consultant, Smith & Sawyer LLC.
Smith & Sawyer LLP
P.O. Box 8063
Vero Beach, FL 32963

                                    OFFICERS

     Mr. Mullin is President and Chairman of the Board of Diversified Investors Portfolios.

                                           AGE
                                         (AS OF
                                       11/15/2003)
                                       -----------
Robert F. Colby......................      48        6/2002 to present - Senior Vice President and
                                                     General Counsel, Diversified Investment Advisors,
                                                     Inc.; 1/1994 to 6/2002 - Vice President and
                                                     General Counsel, Diversified; 11/1993 to present -
                                                     Vice President of Diversified Investors Securities
                                                     Corp; 3/1999 to present - Vice President and
                                                     Assistant Secretary, Transamerica Financial Life
                                                     Insurance Company.
Joseph P. Carusone...................      38        6/2002 to present - Vice President, Diversified
                                                     Investment Advisors, Inc.; 12/1999 to 6/2002 -
                                                     Director, Diversified; 10/1993 to 12/1999 - Vice
                                                     President, The Bank of New York.
Quedel Principal.....................      38        1/1996 to present - Vice President, Diversified
                                                     Investment Advisors, Inc.; 6/2002 to present -
                                                     Director, Diversified Investors Securities Corp.
Suzanne Montemurro...................      39        12/1998 to present - Director, Diversified
                                                     Investment Advisors, Inc.

     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                          INVESTMENT ADVISORY SERVICES

     The Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Diversified provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees of Diversified Investors Portfolios, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02116. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

The financial statements of Diversified Investors Portfolios included herein have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are nine active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios, or any Series, may merge or consolidate or may sell, lease or exchange substantially all of its assets when authorized at any meeting of investors by a majority of the outstanding interests of Diversified Investors Portfolios (or of the affected Series), or by written consent, without a meeting, of the holders of a majority of the outstanding interests voting as a single class. Diversified Investors Portfolios or any Series may reincorporate or reorganize (but not with another operating entity) without any investor vote. Diversified Investors Portfolios may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of all outstanding interests, or by the Trustees by written notice to the investors. Any Series may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of the interests in that Series, or by the Trustees by written notice to the investors of that Series. If not so terminated, Diversified Investors Portfolios will continue indefinitely.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax information returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

     Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

     AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

     The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

     A-1 -- An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

     A-2 -- An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

     A-3 -- An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     C -- A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

     SD AND D -- An obligor rated "SD" (Selective Default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

     NR -- An issuer designated "N.R." is not rated.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

     Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B -- Obligations rated B are considered speculative and are subject to high credit risk.

     Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

COMMERCIAL PAPER

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of MONY Life Insurance Company and the
Contractholders of Keynote Series Account:

     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Intermediate Government Bond, Core Bond, Balanced, Value & Income, Equity Growth, and Calvert Subaccounts (constituting the Keynote Series Account) at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Keynote Series Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 26, 2004

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003

                                                 INTERMEDIATE
                                      MONEY       GOVERNMENT                               VALUE &       EQUITY
                                      MARKET         BOND       CORE BOND     BALANCED      INCOME       GROWTH      CALVERT
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    ----------   ------------   ----------   ----------   ----------   ----------   ----------
ASSETS:
Investment in the Funds, at value
  (Notes 1 and 2).................   $303,355      $297,815      $290,807    $1,624,080   $6,640,529   $3,275,603    $     --
Investment in Calvert Social
  Balanced Portfolio (Cost
  $351,692).......................         --            --            --           --           --           --      313,595
                                     --------      --------      --------    ----------   ----------   ----------    --------
Total assets......................    303,355       297,815       290,807    1,624,080    6,640,529    3,275,603      313,595
                                     --------      --------      --------    ----------   ----------   ----------    --------
LIABILITIES:
Accrued mortality and expense
  risk............................        230           298           287        1,575        6,429        3,174          310
                                     --------      --------      --------    ----------   ----------   ----------    --------
NET ASSETS ATTRIBUTABLE TO ANNUITY
  CONTRACTHOLDERS.................   $303,125      $297,517      $290,520    $1,622,505   $6,634,100   $3,272,429    $313,285
                                     ========      ========      ========    ==========   ==========   ==========    ========
Accumulation units................     16,085        14,922         9,898       48,109      147,238       74,686       12,036
                                     ========      ========      ========    ==========   ==========   ==========    ========
UNIT VALUE........................   $  18.84*     $  19.94      $  29.35    $   33.73    $   45.06    $   43.82     $  26.03
                                     ========      ========      ========    ==========   ==========   ==========    ========

---------------

     * Calculated unit value differs from presented unit value due to rounding.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 INTERMEDIATE
                                      MONEY       GOVERNMENT                               VALUE &       EQUITY
                                      MARKET         BOND       CORE BOND     BALANCED      INCOME       GROWTH      CALVERT
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    ----------   ------------   ----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME (LOSS):
Net investment income allocated
  from Diversified Investors
  Portfolios (Note 2):
Interest income...................    $4,969       $ 18,969      $13,888      $ 23,399    $   2,307    $     381     $     --
Income from loaned
  securities -- net...............        --             83           67           116          359          209           --
Dividend income...................        --             --           --        17,144      138,092       29,650           --
Expenses..........................      (975)        (2,187)      (1,371)       (7,615)     (27,827)     (19,714)          --
Dividend income from Calvert
  Social Balanced Portfolio (Note
  2):.............................        --             --           --            --           --           --        5,568
                                      ------       --------      -------      --------    ----------   ---------     --------
Net investment income from
  Portfolios and Calvert..........     3,994         16,865       12,584        33,044      112,931       10,526        5,568
                                      ------       --------      -------      --------    ----------   ---------     --------
EXPENSES (NOTE 4):
Mortality and expense risk........     3,819          6,262        3,900        16,745       64,417       33,596        2,986
Less expenses reimbursed by
  MONY............................      (486)            --           --            --           --       (1,370)          --
                                      ------       --------      -------      --------    ----------   ---------     --------
Net expenses......................     3,333          6,262        3,900        16,745       64,417       32,226        2,986
                                      ------       --------      -------      --------    ----------   ---------     --------
Net investment income (loss)......       661         10,603        8,684        16,299       48,514      (21,700)       2,582
                                      ------       --------      -------      --------    ----------   ---------     --------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON SECURITIES, FUTURES,
  WRITTEN OPTIONS, SHORT SALES AND
  FOREIGN CURRENCIES (NOTE 2):
Net realized gains (losses) on
  securities......................         1         17,546       11,192       (11,751)     (61,620)    (121,525)     (12,827)
Net realized losses on futures,
  written options and short
  sales...........................        --             --       (3,094)       (1,523)          --           --           --
Net realized losses on foreign
  currency transactions...........        --             --       (3,033)       (5,329)          --         (799)          --
Net change in unrealized
  appreciation (depreciation) on
  securities......................        --        (26,635)      (2,535)      234,826    1,356,182      826,688       55,703
Net change in unrealized
  appreciation on futures, written
  options and short sales.........        --             --        1,902         1,236           --           --           --
Net change in unrealized
  depreciation on translation of
  assets and liabilities
  denominated in foreign
  currencies......................        --             --       (1,730)       (2,510)          --         (473)          --
                                      ------       --------      -------      --------    ----------   ---------     --------
Net realized and unrealized gains
  (losses) on securities, futures,
  written options, short sales and
  foreign currencies..............         1         (9,089)       2,702       214,949    1,294,562      703,891       42,876
                                      ------       --------      -------      --------    ----------   ---------     --------
Net increase in net assets
  resulting from operations.......    $  662       $  1,514      $11,386      $231,248    $1,343,076   $ 682,191     $ 45,458
                                      ======       ========      =======      ========    ==========   =========     ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                 INTERMEDIATE
                                      MONEY       GOVERNMENT                               VALUE &       EQUITY
                                      MARKET         BOND       CORE BOND     BALANCED      INCOME       GROWTH      CALVERT
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                    ----------   ------------   ----------   ----------   ----------   ----------   ----------
FROM OPERATIONS:
Net investment income (loss) from
  Portfolios and Calvert..........  $     661      $  10,603    $   8,684    $  16,299    $  48,514    $ (21,700)    $  2,582
Net realized gains (losses) on
  securities......................          1         17,546       11,192      (11,751)     (61,620)    (121,525)     (12,827)
Net realized losses on futures,
  written options and short
  sales...........................         --             --       (3,094)      (1,523)          --           --           --
Net realized losses on foreign
  currency transactions...........         --             --       (3,033)      (5,329)          --         (799)          --
Net change in unrealized
  appreciation (depreciation) on
  securities......................         --        (26,635)      (2,535)     234,826    1,356,182      826,688       55,703
Net change in unrealized
  appreciation on futures, written
  options and short sales.........         --             --        1,902        1,236           --           --           --
Net change in unrealized
  depreciation on translation of
  assets and liabilities
  denominated in foreign
  currencies......................         --             --       (1,730)      (2,510)          --         (473)          --
                                    ---------      ---------    ---------    ----------   ----------   ----------    --------
Net increase in net assets
  resulting from operations.......        662          1,514       11,386      231,248    1,343,076      682,191       45,458
                                    ---------      ---------    ---------    ----------   ----------   ----------    --------
FROM UNIT TRANSACTIONS (NOTE 5):
Net proceeds from units issued....     28,242         22,822      103,997       66,746      347,504      336,983       52,880
Net asset value of units
  redeemed........................   (127,878)      (437,588)    (209,957)    (210,129)    (785,281)    (591,924)     (29,792)
                                    ---------      ---------    ---------    ----------   ----------   ----------    --------
Net increase (decrease) in net
  assets from unit transactions...    (99,636)      (414,766)    (105,960)    (143,383)    (437,777)    (254,941)      23,088
                                    ---------      ---------    ---------    ----------   ----------   ----------    --------
Net increase (decrease) in net
  assets..........................    (98,974)      (413,252)     (94,574)      87,865      905,299      427,250       68,546
NET ASSETS:
Beginning of year.................    402,099        710,769      385,094    1,534,640    5,728,801    2,845,179      244,739
                                    ---------      ---------    ---------    ----------   ----------   ----------    --------
End of year.......................  $ 303,125      $ 297,517    $ 290,520    $1,622,505   $6,634,100   $3,272,429    $313,285
                                    =========      =========    =========    ==========   ==========   ==========    ========
Units outstanding beginning of
  year............................     21,373         35,823       13,580       52,976      159,138       81,284       11,098
Units issued during year..........      1,500          1,145        3,612        2,135        8,573        8,539        2,212
Units redeemed during year........     (6,788)       (22,046)      (7,294)      (7,002)     (20,473)     (15,137)      (1,274)
                                    ---------      ---------    ---------    ----------   ----------   ----------    --------
Units outstanding end of year.....     16,085         14,922        9,898       48,109      147,238       74,686       12,036
                                    =========      =========    =========    ==========   ==========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                               INTERMEDIATE
                                    MONEY       GOVERNMENT                                VALUE &       EQUITY
                                    MARKET         BOND       CORE BOND     BALANCED      INCOME        GROWTH       CALVERT
                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  ----------   ------------   ----------   ----------   -----------   -----------   ----------
FROM OPERATIONS:
Net investment income (loss)
  from Portfolios and Calvert...   $  2,405     $  13,846     $  13,109    $  26,897    $    61,001   $   (28,799)   $  4,406
Net realized gains (losses) on
  securities....................          9         5,696        10,760     (136,628)      (199,332)     (644,456)     (8,502)
Net realized losses on futures,
  written options and short
  sales.........................         --            --        (4,628)      (5,869)            --            --          --
Net realized gains (losses) on
  foreign currency
  transactions..................         --            --           (16)        (118)            --            17          --
Net change in unrealized
  appreciation (depreciation) on
  securities....................         --        13,284        10,130      (96,488)    (1,167,003)     (464,380)    (32,073)
Net change in unrealized
  depreciation on futures and
  written options...............         --            --        (1,795)      (2,795)            --            --          --
Net change in unrealized
  depreciation on translation of
  assets and liabilities
  denominated in foreign
  currencies....................         --            --          (268)        (729)            --            (2)         --
                                   --------     ---------     ---------    ----------   -----------   -----------    --------
Net increase (decrease) in net
  assets resulting from
  operations....................      2,414        32,826        27,292     (215,730)    (1,305,334)   (1,137,620)    (36,169)
                                   --------     ---------     ---------    ----------   -----------   -----------    --------
FROM UNIT TRANSACTIONS:
Net proceeds from units
  issued........................    218,601       442,689       135,927      142,541        447,565       236,233      43,458
Net asset value of units
  redeemed......................    (95,521)     (198,267)     (152,938)    (374,501)    (2,042,632)   (1,382,517)    (29,545)
                                   --------     ---------     ---------    ----------   -----------   -----------    --------
Net increase (decrease) in net
  assets from unit
  transactions..................    123,080       244,422       (17,011)    (231,960)    (1,595,067)   (1,146,284)     13,913
                                   --------     ---------     ---------    ----------   -----------   -----------    --------
Net increase (decrease) in net
  assets........................    125,494       277,248        10,281     (447,690)    (2,900,401)   (2,283,904)    (22,256)

NET ASSETS:
Beginning of year...............    276,605       433,521       374,813    1,982,330      8,629,202     5,129,083     266,995
                                   --------     ---------     ---------    ----------   -----------   -----------    --------
End of year.....................   $402,099     $ 710,769     $ 385,094    $1,534,640   $ 5,728,801   $ 2,845,179    $244,739
                                   ========     =========     =========    ==========   ===========   ===========    ========
Units outstanding beginning of
  year..........................     14,818        23,408        14,282       60,898        200,912       110,873      10,518
Units issued during year........     11,649        22,647         4,971        4,702         10,889         6,027       1,916
Units redeemed during year......     (5,094)      (10,232)       (5,673)     (12,624)       (52,663)      (35,616)     (1,336)
                                   --------     ---------     ---------    ----------   -----------   -----------    --------
Units outstanding end of year...     21,373        35,823        13,580       52,976        159,138        81,284      11,098
                                   ========     =========     =========    ==========   ===========   ===========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company, ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert") (collectively, the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report.

     At December 31, 2003, each of the subaccount's investment in the corresponding Portfolios was as follows:

                                                              PERCENTAGE INVESTMENT
SUBACCOUNT                                                        IN PORTFOLIO
----------                                                    ---------------------
Money Market................................................          0.04
Intermediate Government Bond................................          0.11
Core Bond...................................................          0.02
Balanced....................................................          0.37
Value & Income..............................................          0.30
Equity Growth...............................................          0.17

2. SIGNIFICANT ACCOUNTING POLICIES

     A. INVESTMENTS:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The investment in shares of Calvert is stated at net asset value. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements. A description of the portfolio valuation for Calvert can be found in Note A of the Notes to Calvert's Financial Statements.

     B. INVESTMENT INCOME:

     Each Keynote subaccount is allocated its pro rata share of income and expenses of the corresponding Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors and are recorded by the subaccounts on a daily basis.

     For the Calvert subaccount, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

     C. FEDERAL INCOME TAXES:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized

                             KEYNOTE SERIES ACCOUNT

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

     D. OTHER:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

     Purchases and sales of shares in Calvert were $58,423 and $32,681 respectively.

     The U.S. federal income tax basis of the investment in the Calvert subaccount at December 31, 2003, was $351,692 and net unrealized depreciation for U.S. federal income tax purposes was $38,097 (gross unrealized depreciation $38,097).

4. FEES AND TRANSACTIONS WITH AFFILIATES

     Because certain subaccounts of Keynote purchase interests in the Portfolios, the net assets of those Keynote subaccounts reflect the investment management fee charged by Diversified Investment Advisors, Inc., the investment advisor, which provides investment advice and related services to the Portfolios. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Variable Annuity Contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.10%; however, MONY reserves the right to charge maximum fees of 1.25% upon notice.

     For the period January 1, 2003 through April 30, 2003, MONY had voluntarily undertaken to waive expenses of the Money Market and Equity Growth Subaccounts, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.10% and 0.50%, respectively, of average net assets. For the period May 1, 2003 through December 31, 2003, MONY terminated the waiver of expenses. MONY reserved the right to raise this limit upon notice. In addition, due to the interest rate environment, MONY has elected to waive a portion of its fees to maintain a positive yield on Money Market. MONY reserves the right to terminate this waiver without notice.

5. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with Transamerica Financial Life Insurance Company, Inc. ("TFLIC") (formerly AUSA Life Insurance Company, Inc. ("AUSA")), a wholly owned subsidiary of AEGON, USA, which is an affiliate of Diversified Investors Portfolios, pursuant to which the Group Plans may be transferred through assumption reinsurance to TFLIC. Subject to receipt of any necessary state insurance department approvals and authorizations, each

                             KEYNOTE SERIES ACCOUNT

5. GROUP PLAN ASSUMPTIONS (CONTINUED)

Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to TFLIC will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of TFLIC. There were no assets transferred for the year ended December 31, 2003. For the year ended December 31, 2002, assets transferred were as follows:

SUBACCOUNTS                                                    2002 AMOUNT
-----------                                                    -----------
Money Market................................................    $  2,339
Intermediate Government Bond................................      52,633
Core Bond...................................................          --
Balanced....................................................      83,566
Value & Income..............................................     202,625
Equity Growth...............................................     271,149
Calvert.....................................................       1,916
                                                                --------
                                                                $614,228
                                                                ========

     The amounts related to these assumptions are reflected as redemptions in the Statements of Changes in Net Assets.

6. GENERAL INDEMNIFICATION

     In the normal course of business, the subaccounts enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The subaccounts' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the subaccounts that have not yet occurred. However, based on experience, the subaccounts expect the risk of loss to be remote.

                             KEYNOTE SERIES ACCOUNT

7. FINANCIAL HIGHLIGHTS

For an accumulation unit outstanding throughout the year:

                                                             INCOME (LOSS) FROM
                                                            INVESTMENT OPERATIONS
                                                         ---------------------------
                                                                       NET REALIZED      TOTAL
                                                                           AND           INCOME
                                               UNIT         NET         UNREALIZED       (LOSS)      UNIT
                                              VALUE,     INVESTMENT   GAINS (LOSSES)      FROM      VALUE,
FOR THE                                      BEGINNING     INCOME           ON         INVESTMENT   END OF     TOTAL    NET ASSETS,
YEAR ENDED                                    OF YEAR      (LOSS)      INVESTMENTS     OPERATIONS    YEAR     RETURN    END OF YEAR
----------                                   ---------   ----------   --------------   ----------   -------   -------   -----------
MONEY MARKET SUBACCOUNT
12/31/2003                                    $18.81       $ 0.03        $ (0.00)       $  0.03     $18.84       0.16%  $  303,125
12/31/2002                                     18.67         0.15          (0.01)          0.14      18.81       0.75      402,099
12/31/2001                                     18.11         0.54           0.02           0.56      18.67       3.09      276,605
12/31/2000                                     17.18         0.93             --           0.93      18.11        N/A      171,824
INTERMEDIATE GOVERNMENT BOND SUBACCOUNT
12/31/2003                                     19.84         0.37          (0.27)          0.10      19.94       0.50      297,517
12/31/2002                                     18.52         0.53           0.79           1.32      19.84       7.13      710,769
12/31/2001                                     17.53         0.77           0.22           0.99      18.52       5.65      433,521
12/31/2000                                     16.18         0.79           0.56           1.35      17.53        N/A      170,751
CORE BOND SUBACCOUNT
12/31/2003                                     28.36         0.71           0.28           0.99      29.35       3.49      290,520
12/31/2002                                     26.24         1.02           1.10           2.12      28.36       8.08      385,094
12/31/2001                                     24.80         1.10           0.34           1.44      26.24       5.81      374,813
12/31/2000                                     22.75         1.22           0.83           2.05      24.80        N/A      277,095
BALANCED SUBACCOUNT
12/31/2003                                     28.97         0.33           4.43           4.76      33.73      16.43    1,622,505
12/31/2002                                     32.55         0.47          (4.05)         (3.58)     28.97     (11.00)   1,534,640
12/31/2001                                     34.75         0.57          (2.77)         (2.20)     32.55      (6.33)   1,982,330
12/31/2000                                     35.91         0.66          (1.82)         (1.16)     34.75        N/A    2,330,618
VALUE & INCOME SUBACCOUNT
12/31/2003                                     36.00         0.32           8.74           9.06      45.06      25.17    6,634,100
12/31/2002                                     42.95         0.34          (7.29)         (6.95)     36.00     (16.18)   5,728,801
12/31/2001                                     44.31         0.42          (1.78)         (1.36)     42.95      (3.07)   8,629,202
12/31/2000                                     40.87         0.46           2.98           3.44      44.31        N/A    9,747,117
EQUITY GROWTH SUBACCOUNT
12/31/2003                                     35.00        (0.28)          9.10           8.82      43.82      25.20    3,272,429
12/31/2002                                     46.26        (0.30)        (10.96)        (11.26)     35.00     (24.34)   2,845,179
12/31/2001                                     58.57        (0.43)        (11.88)        (12.31)     46.26     (21.02)   5,129,083
12/31/2000                                     70.57        (0.58)        (11.42)        (12.00)     58.57        N/A    8,318,129
CALVERT SERIES SUBACCOUNT
12/31/2003                                     22.05         0.23           3.75           3.98      26.03      18.05      313,285
12/31/2002                                     25.38         0.41          (3.74)         (3.33)     22.05     (13.12)     244,739
12/31/2001                                     27.58         1.13          (3.33)         (2.20)     25.38      (7.98)     266,995
12/31/2000                                     29.06         0.87          (2.35)         (1.48)     27.58        N/A      353,300


                                                                  RATIO TO AVERAGE NET ASSETS
                                             ---------------------------------------------------------------------
                                                                                                    EXPENSES
                                                                                 EXPENSES,          INCLUDING
                                                             NET INVESTMENT      INCLUDING       EXPENSES OF THE
                                                  NET         INCOME (LOSS)     EXPENSES OF       PORTFOLIO OR
FOR THE                                       INVESTMENT         (NET OF       THE PORTFOLIO     CALVERT (NET OF      PORTFOLIO
YEAR ENDED                                   INCOME (LOSS)   REIMBURSEMENTS)    OR CALVERT       REIMBURSEMENTS)     TURNOVER(+)
----------                                   -------------   ---------------   -------------   -------------------   -----------
MONEY MARKET SUBACCOUNT
12/31/2003                                        0.05%            0.19%           1.36%              1.22%              N/A
12/31/2002                                        0.60             0.77            1.37               1.20               N/A
12/31/2001                                        2.72             2.89            1.37               1.20               N/A
12/31/2000                                        5.08             5.26            1.30               1.12               N/A
INTERMEDIATE GOVERNMENT BOND SUBACCOUNT
12/31/2003                                        1.87             1.87            1.49               1.49               392%
12/31/2002                                        2.74             2.74            1.49               1.49               134
12/31/2001                                        4.18             4.18            1.48               1.48                40
12/31/2000                                        4.72             4.72            1.39               1.39               N/A
CORE BOND SUBACCOUNT
12/31/2003                                        2.45             2.45            1.49              1.49*               922
12/31/2002                                        3.77             3.77            1.49               1.49               462
12/31/2001                                        4.25             4.25            1.48               1.48               547
12/31/2000                                        5.18             5.18            1.40               1.40               N/A
BALANCED SUBACCOUNT
12/31/2003                                        1.06             1.07            1.61              1.60*               377
12/31/2002                                        1.53             1.55            1.62              1.60*               289
12/31/2001                                        1.72             1.72            1.59               1.59               312
12/31/2000                                        1.85             1.85            1.51               1.51               N/A
VALUE & INCOME SUBACCOUNT
12/31/2003                                        0.83             0.83            1.57               1.57                70
12/31/2002                                        0.84             0.84            1.58               1.58                31
12/31/2001                                        0.98             0.98            1.58               1.58                32
12/31/2000                                        1.13             1.13            1.48               1.48               N/A
EQUITY GROWTH SUBACCOUNT
12/31/2003                                       (0.76)           (0.71)           1.75               1.70                61
12/31/2002                                       (0.89)           (0.74)           1.75               1.60                75
12/31/2001                                       (1.02)           (0.87)           1.75               1.60                63
12/31/2000                                       (0.94)           (0.85)           1.60               1.51               N/A
CALVERT SERIES SUBACCOUNT
12/31/2003                                        0.95             0.95            2.03               2.03               374
12/31/2002                                        0.84             0.84            2.01               2.01               552
12/31/2001                                        4.30             4.30            1.97               1.97               751
12/31/2000                                        2.96             2.96            1.89               1.89               N/A

---------------

+ Portfolio turnover of the Series Portfolio and Calvert Social Balanced
  Portfolio.

* Reimbursement of fees occurs at the underlying Series Portfolio level.

                      (This page intentionally left blank)

                            ANNUAL ECONOMIC OVERVIEW

     Despite a rocky start to 2003, the economic recovery clearly established itself by the Fourth Quarter. Stock prices, which often anticipate such turnarounds, posted positive returns for the last three quarters of the year, ending on a decidedly optimistic note. In contrast, bonds had a more difficult time, and with the exception of high yield bonds, most bond returns ended the year in the low single digits.

     As the year progressed, more and more economic indicators turned positive. Gross Domestic Product surged by 8.2% in the Third Quarter, catching most economists by surprise and setting the stage for what is hoped to be continued growth in 2004. The unemployment rate, while still higher than historical averages, had been some cause for concern, but by year-end appeared to be improving due to growing corporate profits and business spending. Additional factors aiding the economy included continued tax cuts and a weaker dollar, which fell to a record low against the Euro. Many on Wall Street had feared that foreign investors would pull out of the U.S. Treasury market, but this fear had not materialized and foreign investment in Treasuries actually increased.

     Interest rates trended higher during the year, but still remain at historically low levels. The Ten-year Treasury yield that began 2003 at 3.82% ended the year at 4.25%. This represents a retreat from the spike in yields that occurred in the summer when the Ten-year yield reached just over 4.6% and Treasuries sold off sharply. While the Fed chose not to increase interest rates during the year, many feel that such action is inevitable in 2004.

     The stock market had three positive quarters in 2003, buoyed by the ever-improving economic picture. The broad stock market, as measured by the S&P 500 Index, gained 28.7% for the year. Small-capitalization stocks had an even stronger showing, with the Russell 2000 Index posting an impressive 47.3% return. Large-cap international stocks did better than their domestic counterparts, with the MSCI EAFE ex-US Index returning 40.0% for the twelve-month period. Investors favored growth over value for most of 2003, which is not unusual during the initial stages of an economic upturn.

     After the corporate scandals of 2001 and 2002, many businesses had stronger balance sheets and so reaped the full benefits of this year's economic upturn. Corporate earnings continue to be strong, but the biggest gains for the year came from lower quality companies with little to no earnings. Investors bought stocks that had been beaten down most recently and were less enamored with more established companies. Overall, however, the rally was in fact broad enough so that stocks of all types participated.

     Among bonds, risk was rewarded. As a measure of the broad bond market, the Lehman Aggregate Bond Index posted a one-year return of 4.1%. Treasury securities had the lowest returns for the year (2.4%). At the other end of the spectrum were high yield bonds, which behaved more like equity securities and gained 28.2% to prove it.

                               MONEY MARKET FUND

     In that a money market fund's opportunities and rewards for deviating much from the norm are usually limited, there were few ways to generate superior performance during 2003. Nevertheless, in 2003, the portfolio manager shifted a meaningful portion of the Fund's assets into high-quality, liquid U.S. Government Agency securities to capitalize on two developments. First, spreads on Agency securities widened markedly. Second, the market backups in interest rates allowed for some opportune purchases of Agency callable, coupon and discount note securities at yields significantly above the current federal funds rate of 1%.

     Throughout 2003 the portfolio's performance largely tracked the movement in the Federal Reserve's U.S. federal-funds target rate, albeit with a lagged effect. The Fund's yield trended down through 2003 as yields on new investments edged downward, particularly in the wake of the Fed's June 25 interest rate cut.

                             HIGH QUALITY BOND FUND

     The fund invests in debt issued by the U.S. Government and its agencies as well as asset-backed and corporate fixed income securities, emphasizing short duration and high quality securities. The primary driver of the fund's return is the return of the Merrill Lynch 1-3 year benchmark. During 2003, the fund's performance held up even in the face of the increase of rising rates, as evidenced by the two-year Treasury yield rising from 1.61% at the beginning the year to 1.83% by December 31.

                       INTERMEDIATE GOVERNMENT BOND FUND

     The fund invests almost exclusively in intermediate-term U.S. Government and Agency fixed income securities as well as money market instruments with minimal credit exposure. During 2003, Diversified Investment Advisors made a change in the Fund's sub-advisors, replacing the incumbent with two sub-advisors that have complementary investment styles. The new sub-advisory structure reduces the fund's manager-specific risk while constraining the fund's duration relative to the benchmark. The fund's returns during the year were negatively impacted by the prior sub-advisor's second quarter performance including a shorter-than-index duration position and a significant underweight to government securities.

                                 CORE BOND FUND

     The fund's investment strategy expands on the more traditional investable fixed income universe, creating a more diversified portfolio that includes some exposure to below-investment grade ("high yield"), non-dollar, and emerging market securities on an opportunistic basis. Positive effects on the fund's 2003 performance included an allocation to high yield and non-dollar sectors, credit selection in the investment grade corporate sector, and allocations to high quality spread product (ABS, CMBS, and Agencies). Portfolio performance was adversely affected by an underweight position in both the corporate and mortgage sectors and a yield curve flattening bias.

                              HIGH YIELD BOND FUND

     In a reversal from recent years, the high yield market posted significant gains during 2003. Because risk was rewarded throughout most of the year, the fund's return closely matched that of its benchmark, the Merrill Lynch High Yield Master II Index, particularly after the portfolio manager increased the fund's exposure to lower rated issues as the economy continued to show signs of strength, improving credit ratings and better earnings fundamentals. Sector allocation decisions also added to performance, including an overweighted position to the strong performing cable/satellite TV sector, which returned 46.0% for the year.

                                 BALANCED FUND

     The fund is managed by two sub-advisors: one overseeing the fund's equity portion and one overseeing the fund's fixed income portion. The equity sub-advisor uses a quantitative model that is designed to track the S&P 500 Index closely. This structured core approach was negatively impacted by the volatility of the market and the surprising turnaround in investor sentiment. The fund's fixed income sub-advisor uses an investment strategy that expands on the more traditional investable fixed income universe, creating a more diversified portfolio that includes some exposure to below-investment grade ("high yield"), non-dollar, and emerging market securities on an opportunistic basis. Positive effects on the fixed income portion's 2003 performance included an allocation to high yield and non-dollar sectors, credit selection in the investment grade corporate sector, and allocations to high quality spread product (ABS, CMBS, and Agencies). Fixed income performance was adversely affected by an underweight position in both the corporate and mortgage sectors and a yield curve flattening bias.

                              VALUE & INCOME FUND

     The fund is managed by two sub-advisors with unique and complementary investment approaches to value investing: deep value and relative value. During 2003, Diversified replaced the relative value manager sub-advisor, due to the pending retirement of the portfolio manager.

     Sector allocation had a meaningful impact on the fund's performance, particularly during the second half of the year. With respect to the Healthcare sector, for instance, which trailed the market, investor concerns about weak product pipelines, patent expirations and pricing pressures, caused pharmaceuticals to trade down for much of 2003. Positions in Pfizer and Wyeth in particular detracted from performance, while an underweighting to Merck helped. Strong performance by hospital management holdings--HCA and Tenet Healthcare--also helped. For the year, cyclical stocks led the market, fueled by mounting evidence that the economy and corporate profits are improving. Indeed, among the top contributors to fund performance were pro-cyclicals such as Sears and Cooper Industries. Telecom equipment manufacturers Corning and Nortel, which were also overweighted, also participated in the market's rally. Stock selection in the Financials sector was disappointing in the second half of the year. For instance, the Fund's position in Bank of America hurt performance; shares lagged after the company's rich offer for FleetBoston was announced. Additionally, the fund's avoidance of a number of capital markets-sensitive shares was a further detractor.

                              GROWTH & INCOME FUND

     Two sub-advisors, each of whom has a specific role, manage the fund. The structured core component is managed using a quantitative model that is designed to track the S&P 500 Index closely, while the enhanced component is designed to add value over the benchmark. For 2003, the Fund's performance lagged the S&P 500 Index primarily because of the nature of the stock market rally, which benefited low quality and low price stocks the most. Additionally, the fund's model-driven core component was negatively impacted by the volatility of the market and the surprising turnaround in investor sentiment. Positive contributors to performance included strong stock selection in the Commercial Services sector. Industry selection had less of an impact on total fund performance. Top holdings throughout the year included Intel, Cendant, Citigroup and Cisco. Specific stocks that detracted from performance included Newell Rubbermaid, Avery Dennison and SBC Communications.

                               EQUITY GROWTH FUND

     The fund is managed by three sub-advisors, each of whom has a specific role in the fund. Total fund performance during 2003 was negatively impacted by the nature of the stock market rally, which benefited low quality and low price stocks the most. The valuation and quality bias discipline of the fund's core sub-advisor did not fare well in the environment. Fortunately, some of this performance shortfall was lessened due to the favorable stock picking decisions of the non-core sub-advisors. Stock selection within Biotechnology and Software were particularly additive to 2003 performance, with Cisco Systems and Intel representing the largest individual contributors to return. Specific stocks that detracted from performance included General Dynamics Corporation and Kraft General Foods.

                                 MID-CAP VALUE

     The fund's sub-advisor invests in neglected, inefficiently priced stocks that possess strong fundamentals. In-depth research resulted in several strong stock selections during 2003 including United States Steel, shares of which rallied strongly on the combined benefits of its acquisition of National Steel and upward movement in steel prices. Everest Re Group, whose share price rebounded from its recent weakness, moved to new highs in the second quarter after it reported very strong first quarter earnings. These results reflected the benefits of both the favorable pricing environment as well as effective cost control. Stanley Works rallied on an upside surprise regarding third quarter earnings, along with the accretive impact of the divestiture of their residential entry doors business and two acquisitions.

     The largest detractor from performance in 2003 was Royal Group Technologies, whose margins in core building products were hurt by rising feedstock costs, and who suffered losses in their window blind operation due to competition from imports. Also negatively impacting performance were holdings in Big Lots, AFC Enterprises, York International and Ikon Office Solutions.

                                 MID-CAP GROWTH

     The sub-advisor's investment philosophy is to seek quality growth companies, sensitive to valuations. For the calendar year 2003, the fund posted a strong absolute gain, yet it trailed the Russell Midcap Growth Index return, due largely to performance in the second and third quarters. The relative underperformance in 2003 was generally a result of market sentiment rewarding companies with weak but improving fundamentals. Specifically, the sub-advisor's underweight allocations to stocks in the Technology, Telecommunications and Media ("TMT") groups held back relative returns, along with an overweight position in Energy stocks. While the sub-advisor began to selectively add exposure to the highly cyclical Semiconductor and Software groups mid year, the major challenge was to identify quality growth stocks that did not discount high and often unprecedented expectations. Stocks that more than tripled despite challenging outlooks included very strong performances by Avaya Inc., PMC-Sierra Inc. and UnitedGlobalCom Inc.

                                SMALL-CAP VALUE

     The fund's sub-advisor uses normalized earnings to derive a stock's intrinsic value, and then compares it to current market price to make portfolio decisions. This emphasis on finding and investing in high quality companies meant that the fund did not participate fully in the year's rally, as "low quality" companies dominated. In addition, 2003 was clearly a micro-cap year. In this regard, the sub-advisor's bias towards slightly larger, more liquid stocks detracted from performance. The sub-advisor's industry selection was a significant positive contributor to 2003 performance, but stock selection detracted, particularly among specialty retailers. Individual holdings that added to performance included Acuity Brands, Dendrite International and Rayonier while JLG Industrials, Footstar and Payless Shoesource hampered returns.

                              SPECIAL EQUITY FUND

     The fund is managed by five sub-advisors: two small-cap growth managers, two small-cap value managers, and one small-cap core manager. The fund produced high absolute returns for the year ended December 31, but trailed its Russell 2000 Index. This underperformance was primarily due to the low quality nature of the stock market rally generally, in particular during the second quarter when the fund's strong quality focus cost the relative performance. Industry selection was a positive contributor to performance, with an overweighted position to the outperforming Semiconductor sector and an underweighted position to Real Estate and Chemicals. ITT Educational Services was the Fund's most additive holding for the twelve months ended December 31, while Healthsouth and PEC Solutions detracted from returns.

                                SMALL CAP GROWTH

     The fund's sub-advisor seeks sustainable growth with reasonable valuations. The fund did not participate to the fullest extent possible in this year's market rally, as stocks generally considered to be of poor quality, e.g., those with low returns on equity, outperformed the broad index during the year. In addition, smallest stocks did the best, with the smallest 25% of stocks returning considerably more on average than all other stocks in the index. The portfolio's returns were hurt on a relative basis by poor stock selection in the Consumer Services and Technology sectors as well as being underexposed to the type of stocks that performed best; those with the smallest market capitalizations and poorest earnings and balance sheet quality. The Technology sector was the best performing sector within the Russell 2000 Growth Index, returning over 65%, and the portfolio's relative underweight in this sector was also a significant factor to the underperformance.

                               AGGRESSIVE EQUITY

     Despite high absolute returns, the fund underperformed its benchmark for the year as the market was dominated by the extraordinary performance from low quality, low price securities. The fund's sub-advisor uses a quantitative model that benefits from market trends, favoring companies with strong relative risk adjusted returns and accelerating earnings growth. This approach did not perform well during the earlier part of 2003, but did prove helpful as the year progressed and such securities became attractive from a risk adjusted relative return basis. Unfortunately, December provided a two-week correction in these top-performing securities that led to the eventual year-end underperformance. For the full year, industry selection was a positive contributor to fund performance, but stock selection, particularly among software and pharmaceuticals hampered returns.

                              INTERNATIONAL EQUITY

     Optimism about a sustainable economic recovery in Europe and Japan coupled with strong corporate earnings helped international equity markets produce very strong returns for the year. The fund did benefit from the sub-advisor's stock selection decisions in Japan, particularly within the Information Techology sector, including holdings in Tokyo Electron, NEC Corp. and Yahoo Japan. Stock selection in Materials was also additive, as was an underweighting to the Consumer Staples sector, which underperformed. Finally, the fund's exposure to emerging markets, the broad benchmark for which posted a 56% return, contributed positively to performance for the year. Detractors from performance included stock selection and underweighting in Financials, especially in the insurance industry; stock selection and underweighting in the Discretionary sector, specifically Inditex, Mitsubishi Motors and Sony; and stock selection in the Industrials sector.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Core Bond Portfolio, Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Mid-Cap Value Portfolio, Mid-Cap Growth Portfolio, Small-Cap Value Portfolio, Special Equity Portfolio, Small-Cap Growth Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio (constituting the Diversified Investors Portfolios, hereafter referred to as the "Portfolios") at December 31, 2003, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 26, 2004

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                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2003

                                                    HIGH       INTERMEDIATE
                                    MONEY         QUALITY       GOVERNMENT         CORE                          VALUE &
                                    MARKET          BOND           BOND            BOND          BALANCED         INCOME
                                 ------------   ------------   ------------   --------------   ------------   --------------
ASSETS:
Securities, at cost............  $798,222,566   $642,896,569   $326,262,518   $1,642,694,609   $419,931,676   $1,956,775,436
                                 ============   ============   ============   ==============   ============   ==============
Securities, at value, including
 securities loaned (Note 4)....  $798,222,566   $645,981,818   $327,608,620   $1,661,686,950   $458,893,796   $2,271,099,234
Repurchase agreements (cost
 equals market)................           774      3,547,162      5,865,247       87,077,526     22,111,141       77,231,817
Cash...........................           596          2,417             --           37,118          4,402           15,749
Receivable for securities
 sold..........................            --            933             --      116,790,967     12,362,308          440,275
Unrealized appreciation on
 foreign currency forward
 contracts.....................            --             --             --        3,173,812        185,665               --
Variation margin...............            --             --             --               --             --               --
Interest receivable............     1,583,992      4,605,369      3,609,480       18,339,131      1,653,185            4,985
Dividends receivable...........            --             --             --               --        368,349        3,754,377
Foreign tax reclaim
 receivable....................            --             --             --               --             --               --
Receivable from Advisor........            --             --             --               --         20,077               --
Receivable from securities
 lending.......................            --          1,707             --           29,338          4,154           16,687
                                 ------------   ------------   ------------   --------------   ------------   --------------
Total assets...................   799,807,928    654,139,406    337,083,347    1,887,134,842    495,603,077    2,352,563,124
                                 ------------   ------------   ------------   --------------   ------------   --------------
LIABILITIES:
Payable to Custodian...........            --             --         31,373               --             --               --
Collateral for securities
 loaned........................            --     31,159,620     53,416,536      160,419,929     29,454,439      151,980,023
Payable for securities
 purchased.....................            --             --     18,000,047      239,157,696     28,743,092        1,536,951
Securities sold short, at value
 (proceeds $5,063,319 and
 $1,944,612, respectively).....            --             --             --        5,117,122      1,952,593               --
Written options, at value
 (premium $444,723 and $48,164,
 respectively).................            --             --             --          231,743         25,056               --
Unrealized depreciation on
 foreign currency forward
 contracts.....................            --             --             --       12,521,039      1,081,753               --
Payable to Advisor.............            --             --             --              549             --               --
Variation margin...............            --             --             --          369,185         35,075               --
Investment advisory fees.......       186,592        192,360         84,630          458,852        173,048          866,076
Accrued expenses...............        48,738         39,092         30,773           71,720         52,189           94,339
Contingent liability (Note
 6)............................            --             --             --               --             --               --
                                 ------------   ------------   ------------   --------------   ------------   --------------
Total liabilities..............       235,330     31,391,072     71,563,359      418,347,835     61,517,245      154,477,389
                                 ------------   ------------   ------------   --------------   ------------   --------------
NET ASSETS.....................  $799,572,598   $622,748,334   $265,519,988   $1,468,787,007   $434,085,832   $2,198,085,735
                                 ============   ============   ============   ==============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital................  $799,572,598   $619,663,085   $264,173,886   $1,460,263,270   $396,188,539   $1,883,761,937
Net unrealized appreciation on
 securities....................            --      3,085,249      1,346,102       18,992,341     38,962,120      314,323,798
Net unrealized appreciation
 (depreciation) on futures,
 written options and short
 sales.........................            --             --             --       (1,446,390)      (195,089)              --
Net unrealized depreciation on
 translation of assets and
 liabilities in foreign
 currencies....................            --             --             --       (9,022,214)      (869,738)              --
                                 ------------   ------------   ------------   --------------   ------------   --------------
NET ASSETS.....................  $799,572,598   $622,748,334   $265,519,988   $1,468,787,007   $434,085,832   $2,198,085,735
                                 ============   ============   ============   ==============   ============   ==============


                                    GROWTH &
                                     INCOME
                                 --------------
ASSETS:
Securities, at cost............  $  973,772,106
                                 ==============
Securities, at value, including
 securities loaned (Note 4)....  $1,101,712,881
Repurchase agreements (cost
 equals market)................      20,206,694
Cash...........................           3,203
Receivable for securities
 sold..........................              --
Unrealized appreciation on
 foreign currency forward
 contracts.....................              --
Variation margin...............           5,800
Interest receivable............           1,816
Dividends receivable...........       1,184,749
Foreign tax reclaim
 receivable....................              --
Receivable from Advisor........              --
Receivable from securities
 lending.......................          30,132
                                 --------------
Total assets...................   1,123,145,275
                                 --------------
LIABILITIES:
Payable to Custodian...........              --
Collateral for securities
 loaned........................      59,141,095
Payable for securities
 purchased.....................              --
Securities sold short, at value
 (proceeds $5,063,319 and
 $1,944,612, respectively).....              --
Written options, at value
 (premium $444,723 and $48,164,
 respectively).................              --
Unrealized depreciation on
 foreign currency forward
 contracts.....................              --
Payable to Advisor.............              --
Variation margin...............              --
Investment advisory fees.......         558,929
Accrued expenses...............          55,919
Contingent liability (Note
 6)............................              --
                                 --------------
Total liabilities..............      59,755,943
                                 --------------
NET ASSETS.....................  $1,063,389,332
                                 ==============
NET ASSETS CONSIST OF:
Paid-in capital................  $  935,418,429
Net unrealized appreciation on
 securities....................     127,940,775
Net unrealized appreciation
 (depreciation) on futures,
 written options and short
 sales.........................          30,128
Net unrealized depreciation on
 translation of assets and
 liabilities in foreign
 currencies....................              --
                                 --------------
NET ASSETS.....................  $1,063,389,332
                                 ==============

                       See notes to financial statements.

              EQUITY         MID-CAP        MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP      AGGRESSIVE     HIGH YIELD
              GROWTH          VALUE          GROWTH         VALUE           EQUITY          GROWTH         EQUITY          BOND
          --------------   ------------   ------------   ------------   --------------   ------------   ------------   ------------

          $1,799,554,954   $210,927,308   $166,912,352   $ 90,054,940   $1,088,065,726   $ 79,777,582   $387,673,224   $243,589,525
          ==============   ============   ============   ============   ==============   ============   ============   ============

          $1,999,739,813   $235,978,774   $183,114,360   $105,402,643   $1,368,186,393   $ 92,988,046   $448,437,981   $259,863,869

              56,130,189     25,821,934     12,155,301      6,177,260       78,500,165     14,423,993     17,782,237     19,578,332
                  10,625      1,015,674          2,648          1,099           35,508          2,333         12,693             --
               7,591,869      3,696,809      1,115,014             --        7,147,105         33,656      5,566,632        462,094

                      --             --             --             --               --             --             --             --
                      --             --             --             --               --             --             --             --
                   2,704          1,287            922            304            5,493            549          2,561      5,627,558
               1,320,489        197,011        124,000         77,028          767,428         41,139         23,069         74,343
                   3,922            720             --             --               --             --             --             --
                      --          9,652          2,108          1,861               --          2,570          3,026         10,076

                  16,912          5,511          2,891            876           38,664          2,013         14,547             --
          --------------   ------------   ------------   ------------   --------------   ------------   ------------   ------------
           2,064,816,523    266,727,372    196,517,244    111,661,071    1,454,680,756    107,494,299    471,842,746    285,616,272
          --------------   ------------   ------------   ------------   --------------   ------------   ------------   ------------

                      --             --             --             --               --             --             --             --
              75,729,565     36,445,993     29,139,322      8,553,351      170,584,121     13,953,530     88,458,027             --
              12,030,949     13,940,670      1,504,146      2,135,079       12,461,733      9,871,447     11,674,955      2,747,070

                      --             --             --             --               --             --             --             --

                      --             --             --             --               --             --             --             --

                 253,771             --             --             --               --             --             --             --
                     677             --             --             --              399             --             --             --
                      --             --             --             --           61,200             --             --             --
               1,083,532        116,479         95,747         64,408          898,789         57,936        323,295        132,768
                  81,329         31,111         30,155         20,775           73,389         21,743         53,459         35,660
                      --             --             --             --               --             --             --             --
          --------------   ------------   ------------   ------------   --------------   ------------   ------------   ------------
              89,179,823     50,534,253     30,769,370     10,773,613      184,079,631     23,904,656    100,509,736      2,915,498
          --------------   ------------   ------------   ------------   --------------   ------------   ------------   ------------
          $1,975,636,700   $216,193,119   $165,747,874   $100,887,458   $1,270,601,125   $ 83,589,643   $371,333,010   $282,700,774
          ==============   ============   ============   ============   ==============   ============   ============   ============

          $1,775,704,598   $191,141,653   $149,545,866   $ 85,539,755   $  990,377,398   $ 70,379,179   $310,568,253   $266,426,430

             200,184,859     25,051,466     16,202,008     15,347,703      280,120,667     13,210,464     60,764,757     16,274,344

                      --             --             --             --          103,060             --             --             --

                (252,757)            --             --             --               --             --             --             --
          --------------   ------------   ------------   ------------   --------------   ------------   ------------   ------------
          $1,975,636,700   $216,193,119   $165,747,874   $100,887,458   $1,270,601,125   $ 83,589,643   $371,333,010   $282,700,774
          ==============   ============   ============   ============   ==============   ============   ============   ============

           INTERNATIONAL
               EQUITY
           --------------

           $  912,166,196
           ==============

           $1,052,801,050

               78,815,866
                   16,979
                  164,284

                  676,503
                       --
                   56,557
                  595,206
                  579,344
                       --

                   16,420
           --------------
            1,133,722,209
           --------------

                       --
               80,552,348
                1,410,215

                       --

                       --

                1,935,257
                       --
                       --
                  670,844
                  119,649
                       --
           --------------
               84,688,313
           --------------
           $1,049,033,896
           ==============

           $  909,592,331

              140,634,854

                       --

               (1,193,289)
           --------------
           $1,049,033,896
           ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                HIGH       INTERMEDIATE
                                  MONEY        QUALITY      GOVERNMENT       CORE                       VALUE &        GROWTH &
                                 MARKET         BOND           BOND          BOND        BALANCED        INCOME         INCOME
                               -----------   -----------   ------------   -----------   -----------   ------------   ------------
INVESTMENT INCOME:
Interest income..............  $12,455,044   $19,195,982   $10,643,578    $49,309,905   $ 6,083,212   $    594,802   $     90,287
Securities lending income
 (net).......................           --        11,811        56,944        249,995        30,579        111,435         40,804
Dividend income..............           --            --            --             --     4,473,650     42,467,206     14,800,812
Less: withholding taxes......           --            --            --             --            --        (79,247)            --
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
Total income.................   12,455,044    19,207,793    10,700,522     49,559,900    10,587,441     43,094,196     14,931,903
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
EXPENSES:
Investment advisory fees.....    2,243,100     1,883,795     1,139,280      4,439,027     1,788,590      8,137,894      5,427,473
Custody fees.................      183,809       124,587        76,457        419,978       207,397        374,681        244,928
Professional fees............       36,764        32,833        29,958         42,594        32,397         53,278         38,902
Reports to shareholders......        7,436         4,867         2,987         24,145        10,895         15,135          6,580
Miscellaneous fees...........        4,210         2,430         1,566          5,802         1,868         13,711          4,175
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
Total expenses...............    2,475,319     2,048,512     1,250,248      4,931,546     2,041,147      8,594,699      5,722,058
Expenses reimbursed by the
 Advisor.....................           --            --            --           (373)      (53,018)            --             --
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
Net expenses.................    2,475,319     2,048,512     1,250,248      4,931,173     1,988,129      8,594,699      5,722,058
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
NET INVESTMENT INCOME
 (LOSS)......................    9,979,725    17,159,281     9,450,274     44,628,727     8,599,312     34,499,497      9,209,845
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 SECURITIES, FUTURES, WRITTEN
 OPTIONS, SHORT SALES AND
 FOREIGN CURRENCIES:
Net realized gains (losses)
 on securities...............        2,502     1,053,699     9,090,837     33,834,691    (2,378,526)   (14,947,882)   (18,757,982)
Net realized gains (losses)
 on futures, written options
 and short sales.............           --            --            --     (7,377,329)     (381,773)            --        393,990
Net realized gains (losses)
 on foreign currency
 transactions................           --            --            --     (9,734,134)   (1,376,703)            --             --
Net change in unrealized
 appreciation (depreciation)
 on securities...............           --    (6,996,509)  (12,217,945)    (7,048,140)   61,359,689    432,326,774    212,270,922
Net change in unrealized
 appreciation on futures,
 written options and short
 sales.......................           --            --            --      4,245,398       320,215             --        183,859
Net change in unrealized
 depreciation on translation
 of assets and liabilities in
 foreign currencies..........           --            --            --     (8,285,094)     (677,257)            --             --
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
Net realized and unrealized
 gains (losses) on
 securities, futures, written
 options, short sales and
 foreign currencies..........        2,502    (5,942,810)   (3,127,108)     5,635,392    56,865,645    417,378,892    194,090,789
                               -----------   -----------   -----------    -----------   -----------   ------------   ------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...  $ 9,982,227   $11,216,471   $ 6,323,166    $50,264,119   $65,464,957   $451,878,389   $203,300,634
                               ===========   ===========   ===========    ===========   ===========   ============   ============

                       See notes to financial statements.

             EQUITY        MID-CAP       MID-CAP      SMALL-CAP      SPECIAL       SMALL-CAP    AGGRESSIVE    HIGH YIELD
             GROWTH         VALUE        GROWTH         VALUE         EQUITY        GROWTH        EQUITY         BOND
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------

          $    183,742   $    35,327   $    17,669   $    11,410   $    154,335   $    13,598   $    15,776   $22,567,878
               104,146        18,134        18,610         6,900        420,624        16,452       121,670            --
            14,853,365     1,365,389       393,135     1,080,814      8,215,955       307,253     1,197,881       332,864
               (97,359)       (5,095)         (949)           --         (5,068)       (2,157)           --            --
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------
            15,043,894     1,413,755       428,465     1,099,124      8,785,846       335,146     1,335,327    22,900,742
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------

             9,484,312       746,553       692,964       420,493      8,542,212       398,170     3,211,358     1,300,488
               334,744        72,321        61,079        44,758        384,532        49,947        91,544       104,322
                47,154        26,013        25,914        18,745         52,683        18,681        29,764        29,652
                 9,887           755           488           685         60,926           605         2,937         1,880
                 6,922           152           157           204          5,136           182         1,576         1,160
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------
             9,883,019       845,794       780,602       484,885      9,045,489       467,585     3,337,179     1,437,502

                    --       (62,667)      (56,338)      (47,121)          (120)      (54,016)      (24,963)      (17,678)
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------
             9,883,019       783,127       724,264       437,764      9,045,369       413,569     3,312,216     1,419,824
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------
             5,160,875       630,628      (295,799)      661,360       (259,523)      (78,423)   (1,976,889)   21,480,918
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------

           (53,877,311)   16,382,379     7,924,068     3,460,669     93,446,698     3,962,414    28,566,283    14,222,810

                    --            --            --            --      1,993,411            --            --            --

              (448,279)           12            --            --             --            --            --            --

           409,432,264    26,563,475    16,015,678    16,155,804    300,788,244    12,202,135    56,018,993    23,379,451

                    --            --            --            --        229,855            --            --            --

              (253,185)           --            --            --             --            --            --            --
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------

           354,853,489    42,945,866    23,939,746    19,616,473    396,458,208    16,164,549    84,585,276    37,602,261
          ------------   -----------   -----------   -----------   ------------   -----------   -----------   -----------

          $360,014,364   $43,576,494   $23,643,947   $20,277,833   $396,198,685   $16,086,126   $82,608,387   $59,083,179
          ============   ===========   ===========   ===========   ============   ===========   ===========   ===========

           INTERNATIONAL
              EQUITY
           -------------

           $    100,659
                329,719
             17,311,664
             (1,974,565)
           ------------
             15,767,477
           ------------

              5,969,766
                872,690
                 41,738
                  5,907
                  3,642
           ------------
              6,893,743

                     --
           ------------
              6,893,743
           ------------
              8,873,734
           ------------

            (29,216,895)

                     --

              4,292,233

            279,190,953

                     --

             (2,877,612)
           ------------

            251,388,679
           ------------

           $260,262,413
           ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  HIGH        INTERMEDIATE
                                 MONEY           QUALITY       GOVERNMENT          CORE                          VALUE &
                                MARKET            BOND            BOND             BOND          BALANCED         INCOME
                            ---------------   -------------   -------------   --------------   ------------   --------------
FROM OPERATIONS:
Net investment income
 (loss)...................  $     9,979,725   $  17,159,281   $   9,450,274   $   44,628,727   $  8,599,312   $   34,499,497
Net realized gains
 (losses) on securities...            2,502       1,053,699       9,090,837       33,834,691     (2,378,526)     (14,947,882)
Net realized gains
 (losses) on futures,
 written options and short
 sales....................               --              --              --       (7,377,329)      (381,773)              --
Net realized gains
 (losses) on foreign
 currency transactions....               --              --              --       (9,734,134)    (1,376,703)              --
Net change in unrealized
 appreciation
 (depreciation) on
 securities...............               --      (6,996,509)    (12,217,945)      (7,048,140)    61,359,689      432,326,774
Net change in unrealized
 appreciation on futures,
 written options and short
 sales....................               --              --              --        4,245,398        320,215               --
Net change in unrealized
 depreciation on
 translation of assets and
 liabilities in foreign
 currencies...............               --              --              --       (8,285,094)      (677,257)              --
                            ---------------   -------------   -------------   --------------   ------------   --------------
Net increase in net assets
 resulting from
 operations...............        9,982,227      11,216,471       6,323,166       50,264,119     65,464,957      451,878,389
                            ---------------   -------------   -------------   --------------   ------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from capital
 invested.................    4,895,275,949     443,551,095     136,326,640    1,006,604,253     87,161,756      787,647,945
Value of capital
 withdrawn................   (4,970,458,524)   (271,034,250)   (235,135,208)    (587,705,969)   (94,286,493)    (594,600,404)
                            ---------------   -------------   -------------   --------------   ------------   --------------
Net increase (decrease) in
 net assets resulting from
 capital transactions.....      (75,182,575)    172,516,845     (98,808,568)     418,898,284     (7,124,737)     193,047,541
                            ---------------   -------------   -------------   --------------   ------------   --------------
Net increase (decrease) in
 net assets...............      (65,200,348)    183,733,316     (92,485,402)     469,162,403     58,340,220      644,925,930
NET ASSETS:
Beginning of year.........      864,772,946     439,015,018     358,005,390      999,624,604    375,745,612    1,553,159,805
                            ---------------   -------------   -------------   --------------   ------------   --------------
End of year...............  $   799,572,598   $ 622,748,334   $ 265,519,988   $1,468,787,007   $434,085,832   $2,198,085,735
                            ===============   =============   =============   ==============   ============   ==============


                               GROWTH &
                                INCOME
                            --------------
FROM OPERATIONS:
Net investment income
 (loss)...................  $    9,209,845
Net realized gains
 (losses) on securities...     (18,757,982)
Net realized gains
 (losses) on futures,
 written options and short
 sales....................         393,990
Net realized gains
 (losses) on foreign
 currency transactions....              --
Net change in unrealized
 appreciation
 (depreciation) on
 securities...............     212,270,922
Net change in unrealized
 appreciation on futures,
 written options and short
 sales....................         183,859
Net change in unrealized
 depreciation on
 translation of assets and
 liabilities in foreign
 currencies...............              --
                            --------------
Net increase in net assets
 resulting from
 operations...............     203,300,634
                            --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from capital
 invested.................     426,163,342
Value of capital
 withdrawn................    (365,696,147)
                            --------------
Net increase (decrease) in
 net assets resulting from
 capital transactions.....      60,467,195
                            --------------
Net increase (decrease) in
 net assets...............     263,767,829
NET ASSETS:
Beginning of year.........     799,621,503
                            --------------
End of year...............  $1,063,389,332
                            ==============

                       See notes to financial statements.

              EQUITY         MID-CAP        MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP     AGGRESSIVE     HIGH YIELD
              GROWTH          VALUE          GROWTH         VALUE           EQUITY         GROWTH         EQUITY          BOND
          --------------   ------------   ------------   ------------   --------------   -----------   ------------   ------------

          $    5,160,875   $    630,628   $   (295,799)  $    661,360   $     (259,523)  $   (78,423)  $ (1,976,889)  $ 21,480,918

             (53,877,311)    16,382,379      7,924,068      3,460,669       93,446,698     3,962,414     28,566,283     14,222,810

                      --             --             --             --        1,993,411            --             --             --

                (448,279)            12             --             --               --            --             --             --

             409,432,264     26,563,475     16,015,678     16,155,804      300,788,244    12,202,135     56,018,993     23,379,451

                      --             --             --             --          229,855            --             --             --

                (253,185)            --             --             --               --            --             --             --
          --------------   ------------   ------------   ------------   --------------   -----------   ------------   ------------

             360,014,364     43,576,494     23,643,947     20,277,833      396,198,685    16,086,126     82,608,387     59,083,179
          --------------   ------------   ------------   ------------   --------------   -----------   ------------   ------------

             842,583,806    152,858,411    117,035,920     74,205,600      619,304,338    60,627,113    219,225,766    164,492,103
            (373,850,553)   (27,871,166)   (19,202,750)   (11,516,201)    (750,860,756)   (9,645,051)  (242,800,742)  (148,960,043)
          --------------   ------------   ------------   ------------   --------------   -----------   ------------   ------------

             468,733,253    124,987,245     97,833,170     62,689,399     (131,556,418)   50,982,062    (23,574,976)    15,532,060
          --------------   ------------   ------------   ------------   --------------   -----------   ------------   ------------

             828,747,617    168,563,739    121,477,117     82,967,232      264,642,267    67,068,188     59,033,411     74,615,239

           1,146,889,083     47,629,380     44,270,757     17,920,226    1,005,958,858    16,521,455    312,299,599    208,085,535
          --------------   ------------   ------------   ------------   --------------   -----------   ------------   ------------
          $1,975,636,700   $216,193,119   $165,747,874   $100,887,458   $1,270,601,125   $83,589,643   $371,333,010   $282,700,774
          ==============   ============   ============   ============   ==============   ===========   ============   ============

           INTERNATIONAL
               EQUITY
           --------------

           $    8,873,734

              (29,216,895)

                       --

                4,292,233

              279,190,953

                       --

               (2,877,612)
           --------------

              260,262,413
           --------------

            1,663,422,826
           (1,531,539,691)
           --------------

              131,883,135
           --------------

              392,145,548

              656,888,348
           --------------
           $1,049,033,896
           ==============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                   HIGH        INTERMEDIATE
                                  MONEY           QUALITY       GOVERNMENT        CORE                           VALUE &
                                 MARKET            BOND            BOND           BOND          BALANCED          INCOME
                             ---------------   -------------   ------------   -------------   -------------   --------------
FROM OPERATIONS:
Net investment income
 (loss)....................  $    13,605,046   $  16,268,846   $ 12,019,762   $  43,145,000   $  11,093,817   $   32,404,566
Net realized gains (losses)
 on securities.............           17,391       1,328,948      3,260,207      29,137,981     (32,851,562)     (49,366,130)
Net realized losses on
 futures, written options
 and short sales...........               --              --             --     (12,591,733)     (1,438,214)              --
Net realized gains (losses)
 on foreign currency
 transactions..............               --              --             --           3,328         (16,980)              --
Net change in unrealized
 appreciation
 (depreciation) on
 securities................               --       4,727,239      9,226,645      27,277,439     (20,750,290)    (255,253,221)
Net change in unrealized
 depreciation on futures...               --              --             --      (5,691,788)       (596,810)              --
Net change in unrealized
 appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies................               --              --             --        (744,806)       (194,408)              --
                             ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in
 net assets resulting from
 operations................       13,622,437      22,325,033     24,506,614      80,535,421     (44,754,447)    (272,214,785)
                             ---------------   -------------   ------------   -------------   -------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from capital
 invested..................    4,912,006,709     316,504,911    169,225,450     587,510,246      98,930,216      821,338,693
Value of capital
 withdrawn.................   (4,765,433,391)   (230,317,882)   (96,521,791)   (429,894,202)   (176,266,754)    (649,666,149)
                             ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in
 net assets resulting from
 capital transactions......      146,573,318      86,187,029     72,703,659     157,616,044     (77,336,538)     171,672,544
                             ---------------   -------------   ------------   -------------   -------------   --------------
Net increase (decrease) in
 net assets................      160,195,755     108,512,062     97,210,273     238,151,465    (122,090,985)    (100,542,241)
NET ASSETS:
Beginning of year..........      704,577,191     330,502,956    260,795,117     761,473,139     497,836,597    1,653,702,046
                             ---------------   -------------   ------------   -------------   -------------   --------------
End of year................  $   864,772,946   $ 439,015,018   $358,005,390   $ 999,624,604   $ 375,745,612   $1,553,159,805
                             ===============   =============   ============   =============   =============   ==============


                               GROWTH &
                                INCOME
                             -------------
FROM OPERATIONS:
Net investment income
 (loss)....................  $   6,917,502
Net realized gains (losses)
 on securities.............   (158,046,430)
Net realized losses on
 futures, written options
 and short sales...........       (827,873)
Net realized gains (losses)
 on foreign currency
 transactions..............             --
Net change in unrealized
 appreciation
 (depreciation) on
 securities................    (77,626,470)
Net change in unrealized
 depreciation on futures...       (153,731)
Net change in unrealized
 appreciation
 (depreciation) on
 translation of assets and
 liabilities in foreign
 currencies................             --
                             -------------
Net increase (decrease) in
 net assets resulting from
 operations................   (229,737,002)
                             -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from capital
 invested..................    463,944,648
Value of capital
 withdrawn.................   (403,351,910)
                             -------------
Net increase (decrease) in
 net assets resulting from
 capital transactions......     60,592,738
                             -------------
Net increase (decrease) in
 net assets................   (169,144,264)
NET ASSETS:
Beginning of year..........    968,765,767
                             -------------
End of year................  $ 799,621,503
                             =============

---------------

   (1) Commencement of Operations, April 15, 2002.

                       See notes to financial statements.

              EQUITY         MID-CAP        MID-CAP       SMALL-CAP        SPECIAL        SMALL-CAP     AGGRESSIVE      HIGH YIELD
              GROWTH          VALUE          GROWTH       VALUE(1)         EQUITY         GROWTH(1)       EQUITY           BOND
          --------------   ------------   ------------   -----------   ---------------   -----------   -------------   ------------

          $    2,771,887   $    165,808   $   (157,349)  $    30,765   $       576,113   $   (39,083)  $  (2,002,779)  $ 18,084,908

            (203,992,761)    (2,203,548)    (8,542,151)     (635,185)     (121,857,230)   (1,198,826)    (86,973,699)    (8,656,105)

                      --             --             --            --        (1,145,022)           --              --             --

                   4,214             --             --            --            (3,662)           --              --             --

            (133,263,844)    (2,836,730)      (272,411)     (808,101)     (202,240,665)    1,008,329     (18,621,085)    (5,025,540)

                      --             --             --            --          (478,227)           --              --             --

                     428             --             --            --                --            --              --             --
          --------------   ------------   ------------   -----------   ---------------   -----------   -------------   ------------

            (334,480,076)    (4,874,470)    (8,971,911)   (1,412,521)     (325,148,693)     (229,580)   (107,597,563)     4,403,263
          --------------   ------------   ------------   -----------   ---------------   -----------   -------------   ------------

             724,003,183     54,535,136     61,442,314    20,836,788     1,257,299,651    18,976,732     285,800,072     88,710,848
            (473,578,357)   (15,663,580)   (23,762,594)   (1,504,041)   (1,249,415,940)   (2,225,697)   (238,482,043)   (59,048,041)
          --------------   ------------   ------------   -----------   ---------------   -----------   -------------   ------------

             250,424,826     38,871,556     37,679,720    19,332,747         7,883,711    16,751,035      47,318,029     29,662,807
          --------------   ------------   ------------   -----------   ---------------   -----------   -------------   ------------

             (84,055,250)    33,997,086     28,707,809    17,920,226      (317,264,982)   16,521,455     (60,279,534)    34,066,070

           1,230,944,333     13,632,294     15,562,948            --     1,323,223,840            --     372,579,133    174,019,465
          --------------   ------------   ------------   -----------   ---------------   -----------   -------------   ------------
          $1,146,889,083   $ 47,629,380   $ 44,270,757   $17,920,226   $ 1,005,958,858   $16,521,455   $ 312,299,599   $208,085,535
          ==============   ============   ============   ===========   ===============   ===========   =============   ============

            INTERNATIONAL
               EQUITY
           ---------------

           $     5,546,189

               (47,748,953)

                        --

                 8,106,486

               (68,130,187)

                        --

                (2,378,692)
           ---------------

              (104,605,157)
           ---------------

             2,216,447,729
            (2,087,842,949)
           ---------------

               128,604,780
           ---------------

                23,999,623

               632,888,725
           ---------------
           $   656,888,348
           ===============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              COMMERCIAL PAPER -- 33.8%
$ 2,699,000   CIT Group, Inc.,
                1.06%, 03/23/04..............  $  2,692,483
 17,900,000   Countrywide Home Loan,
                1.11%, 01/09/04..............    17,895,585
  6,930,000   DaimlerChrysler,
                1.37%, 01/16/04..............     6,926,044
  4,434,000   Dexia Delaware LLC,
                1.08%, 01/14/04..............     4,432,271
    469,000   Edison Asset Securitization
                LLC -- 144A,
                1.09%, 01/05/04..............       468,943
  9,395,000   Golden Funding Corp. -- 144A,
                1.10%, 01/20/04..............     9,389,546
  8,033,000   Household Finance Corp.,
                1.10%, 01/09/04..............     8,031,036
  3,000,000   Kellogg Company -- 144A,
                1.18%, 01/15/04..............     2,998,623
  1,300,000   Lloyds Bank PLC,
                1.10%, 01/22/04..............     1,299,166
 28,147,000   Lockhart Funding LLC -- 144A,
                1.19%, 02/02/04..............    28,117,226
 19,375,000   Marsh & McLennan Companies,
                Inc. -- 144A,
                1.07%, 01/12/04..............    19,368,666
 24,090,000   National Rural Utilities
                Cooperative Finance Corp.,
                1.09%, 01/29/04..............    24,069,671
 11,250,000   Nestle Capital Corp.,
                1.07%, 01/21/04..............    11,243,313
 30,000,000   Province of Quebec,
                1.07%, 01/26/04..............    29,977,708
 10,240,000   Starfish Global Funding LLC --
                144A,
                1.10%, 01/14/04..............    10,235,932
 11,646,000   Starfish Global Funding LLC --
                144A,
                1.12%, 02/23/04..............    11,626,797
 13,300,000   Three Pillars Funding
                Company -- 144A,
                1.10%, 01/02/04..............    13,299,594
 16,121,000   Three Pillars Funding
                Company -- 144A,
                1.10%, 01/12/04..............    16,115,582
 34,275,000   Thunder Bay Funding, Inc. --
                144A,
                1.10%, 01/09/04..............    34,266,622
 17,798,000   Toronto Dominion Holdings,
                1.08%, 01/23/04..............    17,786,253
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
                $270,241,061)................   270,241,061
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              DOMESTIC CERTIFICATES OF DEPOSIT -- 6.0%
$22,500,000   Tannehill Capital Company
                LLC -- 144A, Variable Rate,
                1.14%(**), 01/23/04..........  $ 22,499,863
 25,500,000   Wells Fargo Bank N.A.,
                1.08%, 01/09/04..............    25,500,000
                                               ------------
              TOTAL DOMESTIC CERTIFICATES OF
                DEPOSIT (Cost $47,999,863)...    47,999,863
                                               ------------
              DOMESTIC EURODOLLAR CERTIFICATES OF
                DEPOSIT -- 6.3%
 30,000,000   Barclays Bank PLC,
                1.10%, 01/09/04..............    30,000,033
 20,000,000   HBOS Treasury Services PLC,
                1.12%, 03/19/04..............    20,000,000
                                               ------------
              TOTAL DOMESTIC EURODOLLAR
                CERTIFICATES OF DEPOSIT (Cost
                $50,000,033).................    50,000,033
                                               ------------
              FOREIGN CERTIFICATE OF DEPOSIT -- 1.9%
 15,000,000   Canadian Imperial Bank,
                1.46%, 11/17/04 (Cost
                $14,998,705).................    14,998,705
                                               ------------
              MEDIUM TERM CORPORATE NOTES -- 2.7%
 13,000,000   Caterpillar Financial Service
                Corp., Floating Rate,
                1.25%(**), 07/09/04..........    13,000,000
  9,000,000   Goldman Sachs Group, Inc.
                Floating Rate,
                1.40%(**), 04/13/04..........     9,000,000
                                               ------------
              TOTAL MEDIUM TERM CORPORATE
                NOTES (Cost $22,000,000).....    22,000,000
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 15.7%
              FANNIE MAE -- 12.1%
 16,500,000   6.50%, 08/15/04................    17,015,293
 21,100,000   1.25%, 08/30/04................    21,100,000
 23,600,000   1.30%, 08/30/04................    23,581,834
 21,100,000   1.60%, 12/29/04................    21,100,000
 14,100,000   Floating Rate,
                1.09%(**), 06/09/05..........    14,094,661
                                               ------------
                                                 96,891,788
                                               ------------
              FEDERAL HOME LOAN BANK -- 0.1%
    947,000   1.06%, 02/04/04................       946,052
                                               ------------

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              FREDDIE MAC -- 3.5%
$14,100,000   1.40%, 10/03/04................  $ 14,100,000
 14,100,000   Floating Rate,
                1.11%(**), 10/07/05..........    14,100,000
                                               ------------
                                                 28,200,000
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $126,037,840)................   126,037,840
                                               ------------
              SHORT TERM CORPORATE NOTES -- 33.4%
  8,000,000   American Express Credit
                Company, Floating Rate,
                1.12%(**), 03/05/04..........     8,000,000
 22,000,000   American Express Credit
                Company, Floating Rate,
                1.12%(**), 05/13/04..........    22,000,000
 18,300,000   Bank Of America Corp., Floating
                Rate,
                1.26%(**), 07/02/04..........    18,305,490
 10,000,000   Bayerische Landesbank
                Girozentrale, Floating Rate,
                1.17%(**), 03/08/04..........    10,000,482
  5,000,000   Coca-Cola Enterprises, Inc.,
                Floating Rate,
                1.41%(**), 04/26/04..........     5,004,019
 25,000,000   Credit Suisse First Boston USA,
                Inc., Floating Rate,
                1.16%(**), 01/21/04..........    25,000,000
 14,300,000   First USA Bank, Floating Rate,
                1.33%(**), 02/10/04..........    14,303,634
 24,000,000   FleetBoston Financial Corp.,
                Floating Rate,
                1.45%(**), 02/20/04..........    24,006,736
 10,300,000   General Electric Capital Corp.,
                Inc., Floating Rate,
                1.23%(**), 02/17/04..........    10,300,000
 18,000,000   Goldman Sachs Group, Inc.
                Floating Rate,
                1.24%(**), 05/03/04..........    18,000,000
 12,000,000   International Lease Finance
                Corp., Floating Rate,
                1.22%(**), 04/08/04..........    12,000,000
 12,500,000   International Lease Finance
                Corp.,
                5.35%, 05/03/04..............    12,654,140

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 8,750,000   Keybank N.A., Floating Rate,
                1.35%(**), 01/26/04..........  $  8,751,136
 14,000,000   Merrill Lynch & Company,
                Floating Rate,
                1.25%(**), 03/11/04..........    14,000,000
 15,000,000   National Rural Utilities Corp.,
                Floating Rate,
                1.32%(**), 03/10/04..........    15,000,000
 25,000,000   Paccar Financial Corp.,
                Floating Rate,
                1.23%(**), 03/04/04..........    25,004,110
  9,500,000   SBS Communications, Inc. --
                144A,
                4.18%, 06/05/04..............     9,618,277
 15,000,000   SLM Corp. -- 144A, Floating
                Rate,
                1.17%(**), 05/28/04..........    14,997,040
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $266,945,064)....   266,945,064
                                               ------------
              TOTAL SECURITIES (Cost
                $798,222,566)................   798,222,566
                                               ------------
              REPURCHASE AGREEMENT -- 0.0%
        774   With Investors Bank & Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $774
                (Collateralized by Small
                Business Administration,
                4.63%, due 10/25/22, with a
                value of $812) (Cost $774)...           774
                                               ------------
              Total Investments -- 99.8%
                (Cost $798,223,340)..........   798,223,340
              Other assets less
                liabilities -- 0.2%               1,349,258
                                               ------------
              NET ASSETS -- 100.0%...........  $799,572,598
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $798,223,340.
---------------

**   Variable rate security. The rate shown was in effect at December 31, 2003.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES -- 73.8%
             BANKS -- 17.4%
$1,520,000   Abbey National First Capital,
               8.20%, 10/15/04...............  $  1,598,307
 1,000,000   Abbey National PLC, Series EMTN,
               6.69%, 10/17/05...............     1,081,965
 6,490,000   ABN AMRO Bank NV,
               7.25%, 05/31/05...............     6,983,434
 3,000,000   Bank of America Corp.,
               7.75%, 08/15/04...............     3,113,433
 1,000,000   Bank of America Corp.,
               6.20%, 02/15/06...............     1,081,846
 2,000,000   Bank of America Corp.,
               5.25%, 02/01/07...............     2,140,450
 1,000,000   Bank of America Corp.,
               6.63%, 10/15/07...............     1,115,834
 1,500,000   Bank of America Corp., Series
               MTN1, Floating Rate,
               1.42%(a), 08/26/05............     1,505,181
 4,100,000   Bank of Montreal -- Chicago,
               6.10%, 09/15/05...............     4,362,740
 3,000,000   Bank of Montreal -- Chicago,
               7.80%, 04/01/07...............     3,411,408
 3,000,000   Bank One Corp.,
               7.63%, 08/01/05...............     3,266,421
 1,000,000   Bayerische Landesbank,
               4.13%, 01/14/05...............     1,024,458
 4,000,000   Bayersiche Landesbank, Series
               MTN,
               2.50%, 03/30/06...............     4,051,984
 2,000,000   Citigroup Global Markets, Series
               MTNA, Floating Rate,
               1.28%(b), 12/12/06............     2,000,142
 2,500,000   Deutsche Bank Financial,
               6.70%, 12/13/06...............     2,781,655
 7,000,000   Fifth Third Bank,
               6.75%, 07/15/05...............     7,522,290
 2,280,000   HSBC Bank PLC,
               8.63%, 12/15/04...............     2,426,948
   500,000   Inter-American Development Bank,
               8.40%, 09/01/09...............       619,852
 5,000,000   KFW International Finance,
               Series DTC,
               5.25%, 06/28/06...............     5,398,155
 2,000,000   KFW International Finance,
               Series DTC,
               4.75%, 01/24/07(c)............     2,147,016
 5,000,000   LB Baden -- Wuerttemberg,
               7.88%, 04/15/04...............     5,096,615

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             BANKS (CONTINUED)
$1,500,000   National Bank of Canada, Series
               B,
               8.13%, 08/15/04...............  $  1,562,573
 1,000,000   National Westminster Bank,
               7.38%, 10/01/09...............     1,171,178
 5,000,000   RBSG Capital Corp.,
               10.13%, 03/01/04..............     5,065,190
 4,000,000   SunTrust Banks, Inc., Series
               BKNT, Floating Rate,
               1.15%(b), 10/03/05............     4,001,504
 3,000,000   Svenska Handelsbanken,
               8.13%, 08/15/07...............     3,485,679
 3,000,000   Swiss Bank Corp.,
               7.25%, 09/01/06...............     3,356,301
 1,500,000   U.S. Bancorp,
               7.63%, 05/01/05...............     1,614,770
 3,000,000   U.S. Bancorp, Series MTNN,
               Floating Rate,
               1.32%(a), 09/16/05............     3,004,560
 2,145,000   U.S. Bank NA Minnesota, Series
               BKNT,
               7.30%, 08/15/05...............     2,325,431
 3,500,000   U.S. Central Credit Union,
               2.75%, 05/30/08...............     3,383,902
 3,000,000   US Bank N.A., Floating Rate,
               1.17%(b), 12/05/05............     3,001,569
 6,000,000   Wachovia Corp.,
               7.55%, 08/18/05...............     6,543,348
 2,000,000   Wells Fargo & Company, Floating
               Rate,
               1.26%(a), 06/12/06............     2,003,726
 4,000,000   Wells Fargo & Company, Floating
               Rate,
               1.26%(a), 09/15/06............     4,005,264
 1,000,000   Wells Fargo & Company, Series
               MTNH,
               6.75%, 10/01/06...............     1,108,566
                                               ------------
                                                108,363,695
                                               ------------
             BUSINESS SERVICES -- 0.4%
 2,500,000   First Data Corp.,
               6.75%, 07/15/05...............     2,688,230
                                               ------------
             FINANCIAL SERVICES -- 8.1%
 4,000,000   Associates Corp. N.A., Series
               MTNH,
               7.63%, 04/27/05...............     4,315,536
 3,000,000   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.70%(a), 07/15/05............     3,022,044

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
$5,000,000   Bear Stearns Companies, Inc.,
               Series MTNB, Floating Rate,
               1.42%(a), 06/19/06............  $  5,017,370
 1,000,000   Citigroup, Inc.,
               3.50%, 02/01/08...............     1,004,693
 2,500,000   Citigroup, Inc., Floating Rate,
               1.30%(a), 05/19/06............     2,506,090
 1,000,000   General Electric Capital Corp.,
               Series MTNA,
               8.70%, 03/01/07...............     1,171,167
 8,000,000   Heller Financial, Inc.,
               8.00%, 06/15/05...............     8,728,496
 1,000,000   Heller Financial, Inc.,
               6.38%, 03/15/06...............     1,091,405
 2,000,000   Lehman Brothers Holdings, Inc.,
               6.25%, 05/15/06...............     2,174,002
 3,000,000   Lehman Brothers Holdings, Inc.,
               8.25%, 06/15/07...............     3,499,533
 2,000,000   Morgan Stanley,
               7.75%, 06/15/05...............     2,171,562
 2,500,000   Morgan Stanley,
               6.10%, 04/15/06...............     2,706,748
 3,000,000   Morgan Stanley, Series MTNE,
               Floating Rate,
               1.45%(a), 03/27/06............     3,011,511
 2,500,000   Toyota Motor Credit Corp.,
               Series MTN, Floating Rate,
               1.23%(b), 09/09/05............     2,502,890
 5,000,000   Wells Fargo Financial,
               6.75%, 06/01/05...............     5,347,720
 2,000,000   Wells Fargo Financial,
               6.13%, 02/15/06...............     2,157,592
                                               ------------
                                                 50,428,359
                                               ------------
             FOOD AND BEVERAGE -- 0.9%
 1,000,000   General Mills, Inc.,
               5.13%, 02/15/07...............     1,063,021
 2,000,000   General Mills, Inc.,
               3.88%, 11/30/07...............     2,027,098
 2,430,000   Ralcorp Holdings, Inc.,
               8.75%, 09/15/04...............     2,544,672
                                               ------------
                                                  5,634,791
                                               ------------
             LEISURE AND RECREATION -- 0.5%
 3,145,000   International Game Technology,
               7.88%, 05/15/04...............     3,210,856
                                               ------------
             MACHINERY -- 0.2%
 1,500,000   Ingersoll-Rand Company,
               5.80%, 06/01/04...............     1,526,843
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             OIL, COAL AND GAS -- 1.0%
$1,000,000   Conoco, Inc.,
               5.90%, 04/15/04...............  $  1,012,854
 4,760,000   Tosco Corp.,
               7.25%, 01/01/07...............     5,337,069
                                               ------------
                                                  6,349,923
                                               ------------
             PHARMACEUTICALS -- 1.3%
 3,000,000   Abbott Laboratories,
               5.63%, 07/01/06...............     3,237,801
 4,000,000   Merck & Company, Inc.,
               5.25%, 07/01/06(c)............     4,278,036
   767,127   Upjohn Company, Series A,
               9.79%, 02/01/04...............       771,149
                                               ------------
                                                  8,286,986
                                               ------------
             PRIVATE ASSET BACKED: AUTOMOBILES -- 6.4%
 5,000,000   Capital One Auto Finance Trust,
               Series 2001-A, Class A4,
               5.40%, 05/15/08...............     5,214,880
 2,000,000   Capital One Auto Finance Trust,
               Series 2003-A , Class A3A,
               1.83%, 10/15/07...............     1,996,944
 3,250,000   Onyx Acceptance Auto Trust,
               Series 2002-D, Class A4,
               3.10%, 07/15/09...............     3,299,181
 3,965,934   Provident Auto Lease ABS Trust,
               Series 1999-1, Class A2,
               7.03%, 01/14/12...............     4,151,738
   876,821   Ryder Vehicle Lease Trust,
               Series 2001-A, Class A4,
               5.81%, 08/15/06...............       894,726
 4,000,000   SSB Auto Loan Trust, Series
               2002-1, Class A3,
               2.37%, 09/15/06...............     4,037,157
 4,250,000   Susquehanna Auto Lease Trust,
               Series 2003-1, Class A3,
               2.46%, 01/14/07...............     4,280,606
 8,000,000   Volkswagen Auto Loan Enhanced
               Trust, Series 2003-2, Class
               A3,
               2.27%, 10/22/07...............     8,021,610
 4,725,000   Whole Auto Loan Trust, Series
               2002-1, Class A3,
               2.60%, 08/15/06...............     4,781,372
 3,000,000   Whole Auto Loan Trust, Series
               2003-1, Class A3B,
               1.99%, 05/15/07...............     3,000,837
                                               ------------
                                                 39,679,051
                                               ------------
             PRIVATE ASSET BACKED: BANKS -- 0.3%
 2,000,000   HBOS Treasury Services
               PLC -- 144A,
               3.75%, 09/30/08...............     2,003,788
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: CREDIT CARDS -- 5.5%
$5,000,000   Citibank Credit Card Issuance
               Trust, Series 2000-A3, Class
               A3,
               6.88%, 11/16/09...............  $  5,699,775
 2,000,000   Citibank Credit Card Issuance
               Trust, Series 2003-A6, Class
               A6,
               2.90%, 05/17/10...............     1,958,036
 5,375,000   Citibank Omni-S Master Trust,
               Series 2000-2, Class A,
               6.75%, 09/16/09...............     5,785,195
 5,250,000   Fleet Credit Card Master Trust
               II, Series 2001-C, Class A,
               3.86%, 03/15/07...............     5,345,093
 1,700,000   Household Private Label Credit
               Card Master Note Trust, Series
               2002-2, Class A, Floating
               Rate,
               1.33%(a), 01/18/11............     1,704,319
 4,818,000   MBNA Master Credit Card Trust,
               Series 1999-M, Class A,
               6.60%, 04/16/07...............     5,039,231
 5,000,000   Nordstrom Private Label Credit
               Card, Series 2001-1A, Class A,
               4.82%, 04/15/10...............     5,266,119
   487,083   Sears Credit Account Master
               Trust, Series 1996-3, Class A,
               7.00%, 07/15/08...............       495,558
 2,570,000   Standard Credit Card Master
               Trust, Series 1994-2, Class A,
               7.25%, 04/07/08...............     2,852,803
                                               ------------
                                                 34,146,129
                                               ------------
             PRIVATE ASSET BACKED: FINANCIAL
               SERVICES -- 8.4%
   782,828   Caterpillar Financial Asset
               Trust, Series 2001-A, Class
               A3,
               4.85%, 04/25/07...............       793,563
 3,040,681   Caterpillar Financial Asset
               Trust, Series 2002-A , Class
               A3,
               3.15%, 02/25/08...............     3,076,690
 3,000,000   Caterpillar Financial Asset
               Trust, Series 2003-A , Class
               A3,
               1.66%, 12/26/07...............     2,986,164
 4,700,890   Community Program Loan Trust,
               Series 1987-A, Class A4,
               4.50%, 10/01/18...............     4,697,282
   675,999   Copelco Capital Funding Corp.,
               Series 1999-B, Class A4,
               6.90%, 12/18/04...............       678,441
 2,750,000   Distribution Financial Services
               Trust, Series 2001-1, Class
               A4,
               5.67%, 01/17/17...............     2,837,996

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: FINANCIAL SERVICES
               (CONTINUED)
$3,000,000   First National Master Note
               Trust, Series 2003-1, Class A,
               Floating Rate,
               1.26%(b), 08/15/08............  $  3,008,436
 2,000,000   Franklin Auto Trust, Series
               2003-1, Class A4,
               2.27%, 05/20/11...............     1,975,796
 1,853,863   Interstar Millennium Trust,
               Series 2003-3G, Class A2,
               Floating Rate,
               1.42%(b), 09/27/35............     1,856,180
 3,000,000   Marshall & Isley Auto Loan
               Trust, Series 2002-1, Class
               A3,
               2.49%, 10/22/07...............     3,027,935
 1,931,429   Morgan Stanley Capital I, Series
               2003-T11, Class A1,
               3.26%, 06/13/41...............     1,946,062
   841,818   Morgan Stanley Capital, Series
               1999-RM1, Class A1,
               6.37%, 12/15/31...............       904,800
 1,550,000   Morgan Stanley Dean Witter
               Capital I, Series 2001-IQA,
               Class A2,
               5.33%, 12/18/32...............     1,656,355
   378,228   Morgan Stanley Dean Witter
               Capital I, Series 2002-HQ,
               Class A1,
               4.59%, 04/15/34...............       391,931
 1,964,224   Morgan Stanley Dean Witter
               Capital I, Series 2002-IQ2,
               Class A1,
               4.09%, 12/15/35...............     2,021,313
 1,302,061   Morgan Stanley Dean Witter
               Capital, Series 2001-TOP3,
               Class A1,
               5.31%, 07/15/33...............     1,362,898
   761,254   Nations Credit Grantor Trust,
               Series 1997, Class A,
               6.75%, 08/15/13...............       800,843
 4,000,000   Navistar Financial Corp. Owner
               Trust, Series 2001-B, Class
               A4,
               4.37%, 11/17/08...............     4,104,039
 3,000,000   Nelnet Student Loan Trust,
               Series 2002-2, Class A3,
               Floating Rate,
               1.24%(a), 09/25/13............     2,989,246
 2,150,000   PSE&G Transition Funding LLC,
               Series 2001-1, Class A3,
               5.98%, 06/15/08...............     2,304,077
 3,550,000   PSE&G Transition Funding LLC,
               Series 2001-1, Class A5,
               6.45%, 03/15/13...............     4,019,838

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: FINANCIAL SERVICES
               (CONTINUED)
$4,609,134   Public Service New Hampshire
               Funding, LLC, Series 2001-1,
               Class A2,
               5.73%, 11/01/10...............  $  4,967,758
                                               ------------
                                                 52,407,643
                                               ------------
             PRIVATE ASSET BACKED: MORTGAGE AND HOME
               EQUITY -- 6.8%
   719,300   Bank Boston Home Equity Loan
               Trust, Series 1998-1, Class
               A4,
               6.42%, 01/25/21...............       731,679
 1,601,067   Bear Stearns Commercial Mortgage
               Securities, Inc., Series
               1998-C1, Class A1,
               6.34%, 06/16/30...............     1,719,132
 1,198,777   Bear Stearns Commercial Mortgage
               Securities, Inc., Series
               1999-C1, Class A1,
               5.91%, 02/14/31...............     1,282,918
 1,795,688   Bear Stearns Commercial Mortgage
               Securities, Inc., Series
               2001-TOP4, Class A1,
               5.06%, 11/15/16...............     1,891,128
   970,865   Bear Stearns Commercial Mortgage
               Securities, Inc., Series
               2002-PBW1, Class A1,
               3.97%, 11/11/35...............       980,015
 3,000,000   Contimortgage Home Equity Loan
               Trust, Series 1998-2, Class
               A7,
               6.57%, 03/15/23...............     3,057,031
 1,324,070   Credit Suisse First Boston
               Mortgage Securities Corp.,
               Series 2001-CF2, Class A1,
               5.26%, 02/15/34...............     1,356,879
 4,696,556   Credit Suisse First Boston
               Mortgage Securities Corp.,
               Series 2003-C3, Class A1,
               2.08%, 05/15/38...............     4,614,657
   781,006   DLJ Commercial Mortgage Corp.,
               Series 1998-CG1, Class A1A,
               6.11%, 06/10/31...............       804,569
   398,001   EQCC Home Equity Loan Trust,
               Series 1998-1, Class A6F,
               6.25%, 12/15/07...............       404,344
 1,347,872   General Electric Capital
               Commercial Mortgage Corp.,
               Series 2001-2, Class A1,
               5.26%, 08/11/33...............     1,414,184
   921,648   General Electric Capital
               Commercial Mortgage Corp.,
               Series 2001-3, Class A1,
               5.56%, 06/10/38...............       982,378

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: MORTGAGE AND HOME EQUITY
               (CONTINUED)
$  758,160   General Electric Capital
               Commercial Mortgage Corp.,
               Series 2002-1, Class A1,
               5.03%, 12/10/35...............  $    793,579
 3,876,205   General Electric Capital
               Commercial Mortgage Corp.,
               Series 2002-3A, Class A1,
               4.23%, 12/10/37...............     3,944,569
 1,413,888   IMC Home Equity Loan Trust,
               Series 1997-3, Class A7,
               7.08%, 08/20/28...............     1,421,298
   920,028   JP Morgan Chase Commercial
               Mortgage Securities Corp.,
               Series 2002-C2, Class A1,
               4.33%, 12/12/34...............       936,877
 2,357,367   LB-UBS Commercial Mortgage
               Trust, Series 2003-C3, Class
               A1,
               2.60%, 05/15/27...............     2,332,414
 1,364,739   Residential Asset Mortgage
               Products, Inc., Series
               2002-RZ3, Class A2,
               3.08%, 07/25/26...............     1,369,708
 3,400,000   Residential Asset Mortgage
               Products, Inc., Series
               2003-RS11, Class AI4,
               4.26%, 07/25/29...............     3,404,250
 2,000,000   Residential Asset Mortgage
               Products, Inc., Series
               2003-RZ1, Class AI2,
               2.81%, 10/25/25...............     2,015,532
   356,361   Residential Funding Mortgage
               Securities II, Series
               2001-HI3, Class AI1,
               6.63%, 07/25/26...............       365,085
   480,180   Travelers Mortgage Securities
               Corp., Series 1, Class Z2,
               12.00%, 03/01/14..............       487,631
 3,500,000   Vendee Mortgage Trust, Series
               1996-1, Class 1K,
               6.75%, 11/15/12...............     3,688,068
 2,098,150   Wachovia Bank Commercial
               Mortgage Trust, Series 2003-4,
               Class A1,
               3.00%, 04/15/35...............     2,104,182
                                               ------------
                                                 42,102,107
                                               ------------
             PRIVATE ASSET BACKED: OTHER -- 8.6%
 2,000,000   Asset Securitization Corp.,
               Series 1997-D4, Class A1C,
               7.42%, 04/14/29...............     2,086,719

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: OTHER (CONTINUED)
$4,220,013   Bear Stearns Asset Backed
               Securities, Inc., Series
               2003-AC3, Class A1,
               4.00%, 07/25/33...............  $  4,130,669
 4,672,000   California Infrastructure PG&E
               Corp., Series 1997-1, Class
               A8,
               6.48%, 12/26/09...............     5,194,054
 4,891,133   California Infrastructure,
               Series 1997-1, Class A6,
               6.38%, 09/25/08...............     5,215,336
 4,049,332   CIT Equipment Collateral, Series
               2002-VT1, Class A3,
               4.03%, 01/20/06...............     4,114,144
 2,500,000   CIT Equipment Collateral, Series
               2003-VT1, Class A3B,
               1.63%, 04/20/07...............     2,486,746
 3,000,000   CIT RV Trust, Series 1998-A,
               Class A5,
               6.12%, 11/15/13...............     3,116,082
 5,000,000   CNH Equipment Trust, Series
               2003-A, Class A3B,
               1.89%, 07/16/07...............     4,996,012
 2,000,000   CNH Wholesale Master Note Trust,
               Series 2003-1, Class A,
               1.36%, 08/15/08...............     1,999,280
 6,665,000   Connecticut RRB Special Purpose
               Trust CL&P, Series 2001-1,
               Class A3,
               5.73%, 03/30/09...............     7,172,057
   483,739   Household Automotive Trust,
               Series 2001-2, Class A3,
               4.83%, 03/17/06...............       488,105
 3,465,106   Household Automotive Trust,
               Series 2002-1, Class A3,
               3.75%, 09/18/06...............     3,515,868
 2,000,000   Household Automotive Trust,
               Series 2003-1, Class A3,
               1.73%, 12/17/07...............     1,985,580
 2,100,000   Illinois Power Special Purpose
               Trust, Series 1998-1, Class
               A6,
               5.54%, 06/25/09...............     2,254,927
 1,062,744   John Deere Owner Trust, Series
               2001-A, Class A3,
               3.26%, 10/17/05...............     1,070,868
 3,656,237   PBG Equipment Trust, Series 1A,
               Class A,
               6.27%, 01/20/12...............     3,814,073
                                               ------------
                                                 53,640,520
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             PRIVATE ASSET BACKED: RECEIVABLES -- 3.1%
$3,237,077   Alter Moneta Receivables, LLC,
               Series 2003-1,
               2.56%, 03/15/11...............  $  3,237,483
   343,879   Chevy Chase Auto Receivables
               Trust, Series 2001-2 , Class
               A3,
               3.80%, 11/15/05...............       345,355
 4,000,000   Chevy Chase Auto Receivables
               Trust, Series 2001-2, Class
               A4,
               4.44%, 04/16/07...............     4,098,626
 3,000,000   Hyundai Auto Receivables Trust,
               Series 2002-A, Class A3,
               2.80%, 02/15/07...............     3,034,461
 2,097,992   National City Auto Receivables
               Trust, Series 2002-A, Class
               A3,
               4.04%, 07/15/06...............     2,124,938
 4,000,000   Regions Auto Receivables Trust,
               Series 2003-2, Class A3,
               2.31%, 01/15/08...............     4,011,250
 2,280,020   World Omni Auto Receivables
               Trust, Series 2001-B, Class
               A3,
               3.79%, 11/21/05...............     2,299,132
                                               ------------
                                                 19,151,245
                                               ------------
             PRIVATE ASSET BACKED: TRANSPORTATION -- 1.7%
 2,294,486   Railcar Leasing, LLC, Series 1,
               Class A1,
               6.75%, 07/15/06...............     2,429,838
 5,000,000   Railcar Leasing, LLC, Series 1,
               Class A2,
               7.13%, 01/15/13...............     5,576,600
 2,437,338   Railcar Trust, Series 1992-1,
               Class A,
               7.75%, 06/01/04...............     2,487,790
                                               ------------
                                                 10,494,228
                                               ------------
             PRIVATE ASSET BACKED: UTILITIES -- 1.2%
 5,000,000   PECO Energy Transition Trust,
               Series 1999-A, Class A6,
               6.05%, 03/01/09...............     5,423,431
 2,000,000   PECO Energy Transition Trust,
               Series 2001-A, Class A1,
               6.52%, 12/31/10...............     2,266,056
                                               ------------
                                                  7,689,487
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.0%
   875,000   AvalonBay Communities,
               6.63%, 01/15/05...............       917,177
 3,000,000   AvalonBay Communities, Series
               MTN,
               6.58%, 02/15/04...............     3,016,992
 1,000,000   Equity Residential Properties,
               7.50%, 04/15/04...............     1,015,841

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             CORPORATE BONDS AND NOTES (CONTINUED)
             REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
$1,000,000   Kimco Realty Corp., Series MTNB,
               7.62%, 10/20/04...............  $  1,047,623
                                               ------------
                                                  5,997,633
                                               ------------
             RETAIL: SUPERMARKETS -- 0.6%
 3,500,000   Safeway, Inc.,
               2.50%, 11/01/05...............     3,467,632
                                               ------------
             UTILITIES: ELECTRIC -- 0.4%
 2,500,000   Atlantic City Electric, Series
               AMBC,
               6.67%, 03/23/05...............     2,655,553
                                               ------------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $457,579,124)...........   459,924,699
                                               ------------
             US TREASURY SECURITIES -- 5.3%
             US TREASURY NOTES
 4,000,000   1.25%, 05/31/05.................     3,990,628
10,000,000   1.63%, 09/30/05(c)..............     9,999,220
 9,000,000   1.63%, 10/31/05(c)..............     8,988,759
10,000,000   1.88%, 11/30/05(c)..............    10,021,880
                                               ------------
             TOTAL US TREASURY SECURITIES
               (Cost $32,919,489)............    33,000,487
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 10.3%
             FANNIE MAE -- 4.2%
 2,394,649   PL# 254062, 6.00%, 10/01/11.....     2,518,680
 4,986,805   PL# 254758, 4.50%, 06/01/13.....     5,084,671
 2,612,045   PL# 254805, 5.00%, 06/01/13.....     2,698,061
 1,380,900   PL# 323743, 5.00%, 04/01/14.....     1,412,530
 1,024,810   PL# 429168, 6.00%, 05/01/13.....     1,077,715
   983,374   PL# 50903, 6.00%, 09/01/08......     1,035,772
 1,216,307   PL# 50973, 6.00%, 01/01/09......     1,281,116
   949,851   PL# 517699, 6.00%, 07/01/14.....       998,466
 3,292,923   PL# 545038, 6.00%, 09/01/14.....     3,462,404
 5,056,187   PL# 555154, 5.50%, 12/01/22.....     5,173,613
 1,171,232   PL# 609771, 6.00%, 09/01/08.....     1,230,453
                                               ------------
                                                 25,973,481
                                               ------------
             FEDERAL FARM CREDIT BANK -- 1.4%
 8,500,000   2.50%, 11/15/05.................     8,595,829
                                               ------------
             FREDDIE MAC -- 1.1%
 7,000,000   3.25%, 11/15/04.................     7,119,077
       508   PL# 306816, 7.00%, 01/01/18.....           510
                                               ------------
                                                  7,119,587
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             US GOVERNMENT AGENCY SECURITIES (CONTINUED)
             FREDDIE MAC GOLD -- 1.2%
$   12,214   PL# D06777, 7.50%, 03/01/08.....  $     12,957
   408,486   PL# E00532, 6.50%, 02/01/13.....       432,973
   688,622   PL# E00542, 6.50%, 04/01/13.....       729,803
 1,544,415   PL# E00676, 5.50%, 06/01/14.....     1,606,337
 2,248,601   PL# E89557, 5.50%, 04/01/17.....     2,333,005
 2,260,309   PL# M90802, 4.00%, 03/01/08.....     2,302,046
                                               ------------
                                                  7,417,121
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION -- 0.4%
 2,565,598   PL# 436708, 5.75%, 12/15/22.....     2,670,270
                                               ------------
             PRIVATE ASSET BACKED: MORTGAGE AND HOME
               EQUITY -- 2.0%
 3,802,276   Fannie Mae, Series 1993-234,
               Class PC,
               5.50%, 12/25/08...............     3,959,247
   734,602   Fannie Mae, Series 2003-28,
               Class PA,
               5.50%, 05/25/06...............       734,647
 2,337,060   Freddie Mac, Series 2557, Class
               MA,
               4.50%, 07/15/16...............     2,390,286
 3,410,219   Freddie Mac, Series 2640, Class
               PA,
               5.00%, 02/15/11...............     3,481,897
 2,000,000   Freddie Mac, Series T-52, Class
               AF2,
               3.63%, 11/25/32...............     2,024,127
                                               ------------
                                                 12,590,204
                                               ------------
             TOTAL US GOVERNMENT AGENCY
               SECURITIES
               (Cost $64,191,731)............    64,366,492
                                               ------------
             FOREIGN GOVERNMENT OBLIGATIONS -- 4.9%
 3,000,000   Hydro Quebec, Series MTNB,
               7.00%, 04/12/05...............     3,200,067
 5,000,000   Hydro Quebec, Series MTNB,
               6.52%, 02/23/06...............     5,449,640
 3,500,000   Province of British Columbia,
               4.63%, 10/03/06...............     3,692,441
 5,000,000   Province of Manitoba,
               4.25%, 11/20/06...............     5,209,150
 3,000,000   Province of Ontario,
               7.00%, 08/04/05...............     3,233,667
 4,000,000   Province of Ontario,
               6.00%, 02/21/06...............     4,312,808
 4,000,000   Republic of Italy,
               7.25%, 02/07/05...............     4,239,564

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$1,000,000   Republic of Italy,
               4.38%, 10/25/06...............  $  1,048,339
                                               ------------
             TOTAL FOREIGN GOVERNMENT
               OBLIGATIONS (Cost
               $29,901,761)..................    30,385,676
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
               SECURITIES -- 5.0%
             FANNIE MAE -- 2.0%
   600,534   1.06%, 01/02/04(d)..............       600,534
 6,000,000   1.05%, 01/14/04.................     5,997,725
 6,000,000   1.03%, 01/28/04.................     5,995,387
                                               ------------
                                                 12,593,646
                                               ------------
             FEDERAL HOME LOAN BANK -- 1.9%
 6,000,000   1.02%, 01/21/04.................     5,996,617
 6,000,000   1.04%, 02/27/04.................     5,990,167
                                               ------------
                                                 11,986,784
                                               ------------
             FREDDIE MAC -- 1.1%
   301,555   1.06%, 01/27/04(d)..............       301,555
 6,490,000   1.05%, 02/12/04.................     6,482,050
                                               ------------
                                                  6,783,605
                                               ------------
             TOTAL SHORT TERM US GOVERNMENT
               AGENCY SECURITIES
               (Cost $31,364,035)............    31,364,035
                                               ------------
  SHARES
  ------
             REGULATED INVESTMENT COMPANIES -- 0.4%
 1,055,441   American Aadvantage Select(d)...     1,055,441
   326,742   Merrill Lynch Premier
               Institutional Fund(d).........       326,742
   904,664   Merrimac Cash Fund --
               Premium Class(d)..............       904,664
                                               ------------
             TOTAL REGULATED INVESTMENT
               COMPANIES
               (Cost $2,286,847).............     2,286,847
                                               ------------
PRINCIPAL
---------
             SHORT TERM CORPORATE NOTES -- 1.3%
$  301,555   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 06/10/04(d)........       301,555

PRINCIPAL                                         VALUE
---------                                      ------------
             SHORT TERM CORPORATE NOTES (CONTINUED)
$  301,555   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 09/08/04(d)........  $    301,555
   753,887   Canadian Imperial Bank of
               Commerce, Floating Rate,
               1.01%(**), 11/04/04(d)........       753,887
   603,109   Fleet National Bank, Floating
               Rate,
               1.00%(**), 01/21/04(d)........       603,109
   753,887   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.06%(**), 01/05/04(d)........       753,887
 1,206,219   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.04%(**), 01/30/04(d)........     1,206,219
 1,960,106   Morgan Stanley, Floating Rate,
               1.05%(**), 06/14/04(d)........     1,960,106
   452,332   Morgan Stanley, Floating Rate,
               1.05%(**), 06/21/04(d)........       452,332
 1,507,773   Morgan Stanley, Floating Rate,
               1.05%(**), 09/10/04(d)........     1,507,773
                                               ------------
             TOTAL SHORT TERM CORPORATE NOTES
               (Cost $7,840,423).............     7,840,423
                                               ------------
             TIME DEPOSITS -- 2.6%
 2,763,312   Bank of Montreal,
               1.06%, 01/15/04(d)............     2,763,312
 1,206,219   Bank of Montreal,
               1.06%, 02/17/04(d)............     1,206,219
 1,507,773   Bank of Novia Scotia,
               1.08%, 03/10/04(d)............     1,507,773
   904,664   Citigroup, Inc.,
               1.08%, 01/05/04(d)............       904,664
   452,332   Citigroup, Inc.,
               1.09%, 02/06/04(d)............       452,332
   904,664   Credit Agricole Indosuez,
               0.98%, 01/02/04(d)............       904,664
   904,664   Credit Agricole Indosuez,
               1.08%, 01/28/04(d)............       904,664
 1,206,219   Den Danske Bank,
               1.08%, 01/20/04(d)............     1,206,219

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             TIME DEPOSITS (CONTINUED)
$1,507,773   Royal Bank of Canada,
               1.05%, 02/27/04(d)............  $  1,507,773
   753,887   Royal Bank of Scotland,
               1.08%, 01/09/04(d)............       753,887
   301,555   Royal Bank of Scotland,
               1.08%, 01/15/04(d)............       301,555
 2,261,660   Royal Bank of Scotland,
               1.08%, 01/20/04(d)............     2,261,660
   753,887   Svenska Handlesbanken,
               1.08%, 02/04/04(d)............       753,887
   301,555   Toronto Dominion Bank,
               1.10%, 01/08/04(d)............       301,555
   452,332   Wells Fargo Bank, N.A.,
               1.04%, 01/30/04(d)............       452,332
                                               ------------
             TOTAL TIME DEPOSITS
               (Cost $16,182,496)............    16,182,496
                                               ------------
             SHORT TERM COMMERCIAL PAPER -- 0.1%
   329,108   General Electric Capital Corp.,
               1.09%, 01/09/04(d)............       329,108
   301,555   General Electric Capital Corp.,
               1.08%, 01/16/04(d)............       301,555
                                               ------------
             TOTAL SHORT TERM COMMERCIAL
               PAPER (Cost $630,663).........       630,663
                                               ------------
             TOTAL SECURITIES
               (Cost $642,896,569)...........   645,981,818
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENTS -- 0.6%
$3,317,102   With Goldman Sachs Group, Inc.,
               dated 12/31/03, 1.04%, due
               01/02/04, repurchase proceeds
               at maturity $3,317,294
               (Collateralized by Archer-
               Daniels-Midland Company,
               8.88%, due 04/15/11, with a
               value of $693,244, Den Danske
               Bank -- 144A, 7.40%, due
               06/15/10, with a value of
               $680,505, Honeywell
               International, Inc., 6.88%,
               due 10/03/05, with a value of
               $1,081,279, Morgan Stanley,
               6.75%, due 04/15/11, with a
               value of $270,549, and Lehman
               Brothers Holdings, Inc.,
               3.50%, due 08/07/08, with a
               value of $657,867)(d).........  $  3,317,102
   230,060   With Investors Bank and Trust,
               dated 12/31/03, 0.45%, due
               01/02/04, repurchase proceeds
               at maturity $230,066
               (Collateralized by Small
               Business Administration, rate
               3.88%, due 07/25/26, with a
               value of $241,563)............       230,060
                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $3,547,162).............     3,547,162
                                               ------------
             Total Investments -- 104.3%
               (Cost $646,443,731)...........   649,528,980
             Liabilities less other
               assets -- (4.3)%..............   (26,780,646)
                                               ------------
             NET ASSETS -- 100.0%............  $622,748,334
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $646,443,731.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $ 6,346,222
    Gross unrealized depreciation...........   (3,260,973)
                                              -----------
    Net unrealized appreciation.............  $ 3,085,249
                                              ===========

---------------

(a) Quarterly reset provision. The rate shown was in effect at December 31, 2003.

(b)  Monthly reset provision. The rate shown was in effect at December 31, 2003.

(c)  All or part of this security is on loan.

(d) Short term security purchased with cash collateral received for securities loaned.

**   Variable rate security. The rate shown was in effect at December 31, 2003.

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 56.2%
              US TREASURY BONDS -- 1.0%
$ 2,402,000   12.00%, 05/15/05...............  $  2,747,571
                                               ------------
              US TREASURY NOTES -- 55.2%
 13,000,000   3.00%, 01/31/04................    13,024,388
  1,600,000   3.25%, 05/31/04................     1,615,189
  2,300,000   2.13%, 08/31/04................     2,316,443
  2,155,000   2.00%, 11/30/04................     2,171,078
  3,260,000   1.50%, 02/28/05................     3,268,535
  3,780,000   1.63%, 03/31/05................     3,794,179
  4,900,000   1.63%, 04/30/05................     4,916,273
  5,215,000   1.50%, 07/31/05(a).............     5,212,559
 24,500,000   6.50%, 08/15/05................    26,438,955
  4,775,000   5.63%, 02/15/06(a).............     5,147,488
  4,360,000   2.00%, 05/15/06(a).............     4,362,215
  2,785,000   4.63%, 05/15/06................     2,952,537
  2,315,000   2.38%, 08/15/06(a).............     2,328,205
  2,300,000   6.50%, 10/15/06................     2,562,614
 26,778,000   3.25%, 08/15/07(a).............    27,322,985
  1,615,000   3.00%, 11/15/07(a).............     1,629,385
  1,315,000   3.00%, 02/15/08(a).............     1,321,524
  1,355,000   2.63%, 05/15/08................     1,335,046
  2,000,000   3.13%, 09/15/08................     1,999,454
  1,700,000   4.75%, 11/15/08(a).............     1,820,462
  2,142,000   3.38%, 12/15/08(a).............     2,157,230
 24,787,000   3.88%, 02/15/13(a).............    24,271,901
  4,533,000   4.25%, 11/15/13(a).............     4,529,460
                                               ------------
                                                146,498,105
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $148,771,333)..........   149,245,676
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 33.9%
              FANNIE MAE -- 21.0%
 19,871,000   7.00%, 07/15/05................    21,474,927
  9,485,222   PL# 750693, 4.50%, 11/01/33....     9,084,105
  2,506,688   PL# 738406, 4.50%, 09/01/33....     2,400,684
  5,000,000   PL# 740345, 4.50%, 10/01/33....     4,788,557
 10,000,000   TBA, 5.50%, 01/01/19...........    10,362,500
  7,700,000   TBA, 5.50%, 01/01/34...........     7,801,063
                                               ------------
                                                 55,911,836
                                               ------------
              FREDDIE MAC -- 12.9%
 18,420,000   7.00%, 07/15/05................    19,908,833
 13,191,000   5.50%, 07/15/06................    14,221,072
                                               ------------
                                                 34,129,905
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $89,497,232).................  $ 90,041,741
                                               ------------
              CORPORATE BONDS AND NOTES -- 15.3%
              PRIVATE ASSET BACKED: AUTOMOBILES -- 6.1%
$ 3,000,000   Carmax Auto Owner Trust,
                Series 2003-1, Class A4,
                2.16%, 11/15/09..............     2,959,859
  3,117,000   Carmax Auto Owner Trust,
                Series 2003-2, Class A4,
                3.07%, 10/15/10..............     3,144,820
 10,000,000   WFS Financial Owner Trust,
                Series 2003-1, Class A4,
                2.74%, 09/20/10..............    10,001,217
                                               ------------
                                                 16,105,896
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 3.8%
  5,000,000   Bank One Issuance Trust,
                Series 2003-A2, Class A2,
                Floating Rate, 1.21%(c),
                10/15/08.....................     5,008,468
  5,000,000   Chase Credit Card Master Trust,
                Series 2002-6, Class A,
                Floating Rate,
                1.22%,(c), 01/15/08..........     5,008,052
                                               ------------
                                                 10,016,520
                                               ------------
              PRIVATE ASSET BACKED: OTHER -- 1.4%
  3,837,000   CNH Equipment Trust,
                Series 2003-B, Class A4B,
                3.38%, 02/15/11..............     3,825,009
                                               ------------
              PRIVATE ASSET BACKED: UTILITIES -- 1.8%
  4,317,000   Detroit Edison Securitization
                Funding LLC,
                Series 2001-1, Class A3,
                5.88%, 03/01/10..............     4,693,777
                                               ------------
              SPECIAL PURPOSE ENTITY -- 2.2%
  5,589,969   Overseas Private Investment
                Corp., Variable Rate,
                5.14%(d), 08/15/07...........     5,949,930
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $40,263,882)...........    40,591,132
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.6%
              FANNIE MAE -- 0.4%
  1,029,489   1.06%, 01/02/04(b).............     1,029,489
                                               ------------
              FREDDIE MAC -- 0.2%
    516,951   1.06%, 01/27/04(b).............       516,951
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $1,546,440)..................     1,546,440
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS -- 10.4%
$ 4,737,111   Bank of Montreal,
                1.06%, 01/15/04(b)...........  $  4,737,111
  2,067,805   Bank of Montreal,
                1.06%, 02/17/04(b)...........     2,067,805
  2,584,757   Bank of Novia Scotia,
                1.08%, 03/10/04(b)...........     2,584,757
  1,550,854   Citigroup, Inc.,
                1.08%, 01/05/04(b)...........     1,550,854
    775,427   Citigroup, Inc.,
                1.09%, 02/06/04(b)...........       775,427
  1,550,854   Credit Agricole Indosuez,
                0.98%, 01/02/04(b)...........     1,550,854
  1,550,854   Credit Agricole Indosuez,
                1.08%, 01/28/04(b)...........     1,550,854
  2,067,806   Den Danske Bank,
                1.08%, 01/20/04(b)...........     2,067,806
  2,584,757   Royal Bank of Canada,
                1.05%, 02/27/04(b)...........     2,584,757
  1,292,378   Royal Bank of Scotland,
                1.08%, 01/09/04(b)...........     1,292,378
    516,951   Royal Bank of Scotland,
                1.08%, 01/15/04(b)...........       516,951
  3,877,135   Royal Bank of Scotland,
                1.08%, 01/20/04(b)...........     3,877,135
  1,292,378   Svenska Handlesbanken,
                1.08%, 02/04/04(b)...........     1,292,378
    516,951   Toronto Dominion Bank,
                1.10%, 01/08/04(b)...........       516,951
    775,427   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b)...........       775,427
                                               ------------
              TOTAL TIME DEPOSITS (Cost
                $27,741,445).................    27,741,445
                                               ------------
              SHORT TERM CORPORATE NOTES -- 5.1%
    516,951   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).......       516,951
    516,951   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).......       516,951
  1,292,378   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).......     1,292,378
  1,033,903   Fleet National Bank,
                Floating Rate,
                1.00%(**), 01/21/04(b).......     1,033,903
  1,292,378   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).......     1,292,378
  2,067,806   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).......     2,067,806

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 3,360,184   Morgan Stanley, Floating Rate,
                1.05%(**), 06/14/04(b).......  $  3,360,184
    775,427   Morgan Stanley, Floating Rate,
                1.05%(**), 06/21/04(b).......       775,427
  2,584,757   Morgan Stanley, Floating Rate,
                1.05%(**), 09/10/04(b).......     2,584,757
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $13,440,735).....    13,440,735
                                               ------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 1.5%
  1,809,330   American Aadvantage Select(b)..     1,809,330
    560,130   Merrill Lynch Premier
                Institutional Fund(b)........       560,130
  1,550,854   Merrimac Cash Fund -- Premium
                Class(b).....................     1,550,854
                                               ------------
              TOTAL REGULATED INVESTMENT
                COMPANIES (Cost $3,920,314)..     3,920,314
                                               ------------
 PRINCIPAL
 ---------
              SHORT TERM COMMERCIAL PAPER -- 0.4%
$   564,186   General Electric Capital Corp.,
                1.09%, 01/09/04(b)...........       564,186
    516,951   General Electric Capital Corp.,
                1.08%, 01/16/04(b)...........       516,951
                                               ------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER (Cost $1,081,137)......     1,081,137
                                               ------------
              TOTAL SECURITIES (Cost
                $326,262,518)................   327,608,620
                                               ------------
              REPURCHASE AGREEMENTS -- 2.2%
  5,686,465   With Goldman Sachs Group, Inc.,
                dated 12/31/03, 1.04%, due
                01/02/04, repurchase proceeds
                at maturity $5,686,794
                (Collateralized by Archer-
                Daniels-Midland Company,
                8.88%, due 04/15/11, with a
                value of $1,188,419, Den
                Danske Bank -- 144A, 7.40%,
                due 06/15/10, with a value of
                $1,166,580, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value of
                $1,853,623, Morgan Stanley,
                6.75%, due 04/15/11, with a
                value of $463,797, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $1,127,774)(b)......     5,686,465

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS (CONTINUED)
$   178,782   With Investors Bank and Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $178,787
                (Collateralized by Small
                Business Administration,
                4.63%, due 09/25/16, with a
                value of $187,721)...........  $    178,782
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $5,865,247)............     5,865,247
                                               ------------
              Total Investments -- 125.6%
                (Cost $332,127,765)..........   333,473,867
              Liabilities less other
                assets -- (25.6)%............   (67,953,879)
                                               ------------
              NET ASSETS -- 100.0%...........  $265,519,988
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $332,298,632.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $1,309,518
    Gross unrealized depreciation...........    (134,283)
                                              ----------
    Net unrealized appreciation.............  $1,175,235
                                              ==========

---------------

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(c) Monthly reset provision. The rate shown was in effect at December 31, 2003.

(d) Variable rate security. The rate shown was in effect at December 31, 2003.

** Variable rate security. The rate shown was in effect at December 31, 2003.

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              US TREASURY SECURITIES -- 20.6%
              US TREASURY BONDS -- 8.5%
$ 6,130,000   10.38%, 11/15/12(a)..........  $    7,822,695
 26,045,000   12.00%, 08/15/13(a)..........      35,992,992
 17,425,000   8.13%, 08/15/19..............      23,542,813
 19,280,000   8.50%, 02/15/20..............      26,934,025
 10,975,000   8.00%, 11/15/21..............      14,825,689
  1,025,000   6.25%, 08/15/23..............       1,168,621
  8,715,000   6.75%, 08/15/26..............      10,549,917
  3,935,000   5.38%, 02/15/31(a)...........       4,104,854
                                             --------------
                                                124,941,606
                                             --------------
              US TREASURY NOTES -- 11.4%
 28,565,000   2.00%, 08/31/05..............      28,758,042
 32,190,000   1.63%, 10/31/05(a)...........      32,149,795
 15,660,000   1.88%, 11/30/05(a)...........      15,694,264
 27,235,000   2.38%, 08/15/06(a)...........      27,390,348
  3,500,000   2.63%, 11/15/06(a)...........       3,531,994
  1,690,000   3.25%, 08/15/07..............       1,724,395
 50,245,000   3.38%, 12/15/08(a)...........      50,602,242
  7,150,000   4.25%, 11/15/13..............       7,144,416
                                             --------------
                                                166,995,496
                                             --------------
              US TREASURY STRIPS -- 0.7%
 13,685,000   Zero coupon, 05/15/17........       6,996,963
  6,000,000   Zero coupon, 11/15/22........       2,155,026
  3,955,000   Zero coupon, 02/15/23........       1,396,178
                                             --------------
                                                 10,548,167
                                             --------------
              TOTAL US TREASURY SECURITIES
                (Cost $302,893,980)........     302,485,269
                                             --------------
              US GOVERNMENT AGENCY SECURITIES -- 34.0%
              FANNIE MAE -- 15.4%
  2,760,000   1.75%, 06/16/06..............       2,719,202
  4,905,000   2.75%, 08/11/06..............       4,908,277
  4,215,000   7.13%, 03/15/07..............       4,779,093
  7,310,000   5.75%, 02/15/08..............       8,037,740
 14,035,000   3.75%, 09/15/08..............      14,040,895
  3,700,000   6.63%, 09/15/09..............       4,235,975
  3,505,000   7.25%, 01/15/10..............       4,137,684
 25,125,000   7.13%, 06/15/10..............      29,579,462
  3,775,000   6.63%, 11/15/10..............       4,343,477
 16,465,000   6.00%, 05/15/11..............      18,276,265
 10,060,000   5.50%, 07/18/12..............      10,307,506
  6,355,000   4.38%, 07/17/13..............       6,095,303
    994,132   PL# 252571, 7.00%,
                07/01/29...................       1,053,760
     17,709   PL# 252716, 7.00%,
                09/01/29...................          18,771

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$     3,867   PL# 253264, 7.00%,
                05/01/30...................  $        4,096
      4,948   PL# 253346, 7.50%,
                06/01/30...................           5,289
     63,525   PL# 253479, 7.00%,
                10/01/30...................          67,281
     32,518   PL# 253698, 6.00%,
                02/01/16...................          34,155
    125,422   PL# 253990, 7.00%,
                09/01/16...................         134,238
    105,565   PL# 254008, 7.00%,
                10/01/31...................         111,806
      5,281   PL# 259141, 7.50%,
                12/01/30...................           5,645
     16,021   PL# 323250, 6.00%,
                08/01/13...................          16,846
  2,338,929   PL# 323842, 5.50%,
                07/01/14...................       2,435,936
    184,591   PL# 323967, 7.00%,
                10/01/29...................         195,662
     16,777   PL# 492742, 7.00%,
                05/01/29...................          17,783
     10,324   PL# 503916, 7.50%,
                06/01/29...................          11,039
      9,256   PL# 508415, 7.00%,
                08/01/29...................           9,811
     53,272   PL# 515946, 7.00%,
                10/01/29...................          56,467
     13,948   PL# 524164, 7.00%,
                11/01/29...................          14,785
    161,637   PL# 524657, 7.00%,
                01/01/30...................         171,196
    128,489   PL# 526053, 7.00%,
                12/01/29...................         136,196
      2,468   PL# 527717, 7.50%,
                01/01/30...................           2,639
     22,955   PL# 528107, 7.00%,
                02/01/30...................          24,332
      5,653   PL# 531092, 7.50%,
                10/01/29...................           6,045
     40,861   PL# 531497, 7.00%,
                02/01/30...................          43,277
     24,225   PL# 531735, 7.00%,
                02/01/30...................          25,657
      5,652   PL# 533841, 7.50%,
                12/01/30...................           6,041
     89,003   PL# 535030, 7.00%,
                12/01/29...................          94,341
    104,570   PL# 535103, 7.00%,
                01/01/15...................         111,864
     37,565   PL# 535159, 7.00%,
                02/01/30...................          39,818
    151,825   PL# 535195, 7.00%,
                03/01/30...................         160,932
     69,631   PL# 535277, 7.00%,
                04/01/30...................          73,808
  1,538,246   PL# 535675, 7.00%,
                01/01/16...................       1,645,859
      4,034   PL# 535722, 7.00%,
                02/01/31...................           4,272
     24,528   PL# 535723, 7.00%,
                02/01/31...................          25,979
  4,303,992   PL# 535735, 6.00%,
                01/01/16...................       4,524,279
      5,994   PL# 535811, 6.50%,
                04/01/31...................           6,271
    456,913   PL# 535880, 7.00%,
                02/01/31...................         483,933
      3,088   PL# 538314, 7.50%,
                05/01/30...................           3,302
      5,464   PL# 540211, 7.50%,
                06/01/30...................           5,841
      8,912   PL# 542999, 7.50%,
                08/01/30...................           9,526
    428,635   PL# 545194, 7.00%,
                08/01/31...................         453,974
    152,456   PL# 545477, 7.00%,
                03/01/32...................         161,484
    147,620   PL# 545815, 7.00%,
                07/01/32...................         156,346
    117,943   PL# 548822, 7.00%,
                08/01/30...................         124,918
     91,083   PL# 549659, 7.00%,
                02/01/16...................          97,486
     62,688   PL# 549962, 7.00%,
                10/01/30...................          66,396

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$   120,365   PL# 549975, 7.00%,
                10/01/30...................  $      127,483
     57,490   PL# 550440, 7.00%,
                02/01/16...................          61,531
      2,908   PL# 550544, 7.50%,
                09/01/30...................           3,108
     10,321   PL# 552603, 7.00%,
                10/01/30...................          10,931
    163,351   PL# 554493, 7.00%,
                10/01/30...................         173,011
    137,837   PL# 555144, 7.00%,
                10/01/32...................         145,989
      4,009   PL# 558362, 7.50%,
                11/01/30...................           4,286
      1,870   PL# 558519, 7.50%,
                11/01/30...................           1,999
     25,489   PL# 559277, 7.00%,
                10/01/30...................          26,996
    138,370   PL# 559313, 7.00%,
                12/01/30...................         146,553
      6,647   PL# 559741, 7.50%,
                01/01/31...................           7,105
     64,386   PL# 560384, 7.00%,
                11/01/30...................          68,194
      3,818   PL# 560596, 7.50%,
                01/01/31...................           4,082
      8,769   PL# 561678, 7.50%,
                12/01/30...................           9,374
      5,591   PL# 564080, 7.50%,
                12/01/30...................           5,977
     47,368   PL# 564183, 7.00%,
                12/01/30...................          50,169
      5,991   PL# 564529, 7.50%,
                12/01/30...................           6,404
     28,205   PL# 566658, 7.00%,
                02/01/31...................          29,872
      6,666   PL# 575285, 7.50%,
                03/01/31...................           7,125
     24,077   PL# 577525, 6.00%,
                05/01/16...................          25,289
    420,773   PL# 579224, 6.00%,
                04/01/16...................         441,953
     54,599   PL# 580179, 7.00%,
                10/01/16...................          58,437
     11,556   PL# 580377, 7.50%,
                04/01/31...................          12,353
     58,395   PL# 584811, 7.00%,
                05/01/31...................          61,847
    515,895   PL# 585248, 7.00%,
                06/01/31...................         546,403
      9,251   PL# 589405, 7.50%,
                06/01/31...................           9,889
     66,479   PL# 589893, 7.00%,
                06/01/31...................          70,409
      4,866   PL# 592129, 7.50%,
                06/01/31...................           5,202
      5,844   PL# 593988, 7.50%,
                07/01/31...................           6,247
     58,835   PL# 598125, 7.00%,
                09/01/16...................          62,971
     16,532   PL# 606600, 7.00%,
                10/01/31...................          17,509
     77,351   PL# 610128, 7.00%,
                10/01/31...................          81,924
     55,044   PL# 611323, 7.00%,
                10/01/16...................          58,913
     38,331   PL# 611695, 5.50%,
                12/01/16...................          39,781
     26,357   PL# 617705, 6.00%,
                04/01/32...................          27,264
    159,394   PL# 632269, 7.00%,
                05/01/32...................         168,817
    392,335   PL# 634949, 7.00%,
                05/01/32...................         415,568
     17,060   PL# 647556, 7.00%,
                01/01/30...................          18,083
     76,849   PL# 650872, 7.00%,
                07/01/32...................          81,400
     99,597   PL# 744728, 4.00%,
                10/01/18...................          97,211
 31,900,000   TBA, 5.00%, 01/01/19.........      32,537,999
 16,400,000   TBA, 5.50%, 01/01/19.........      16,994,500
  5,200,000   TBA, 6.00%, 01/01/19.........       5,453,500

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$ 9,300,000   TBA, 6.50%, 01/01/19.........  $    9,858,000
  2,600,000   TBA, 5.50%, 01/01/34.........       2,634,125
  3,200,000   TBA, 6.00%, 01/01/34.........       3,308,000
 26,300,000   TBA, 6.50%, 01/01/34.........      27,508,169
                                             --------------
                                                225,812,213
                                             --------------
              FANNIE MAE GOLD -- 2.6%
    896,920   PL# A13289, 5.50%,
                09/01/33...................         908,495
    845,788   PL# E88749, 6.00%,
                03/01/17...................         887,727
  9,352,408   PL# E89336, 6.00%,
                05/01/17...................       9,816,987
  1,904,832   PL# E89561, 6.00%,
                04/01/17...................       1,999,454
    416,836   PL# E89787, 6.00%,
                05/01/17...................         437,542
  1,059,278   PL# E89913, 6.00%,
                05/01/17...................       1,111,897
    161,503   PL# E97469, 4.00%,
                07/01/18...................         158,015
    390,423   PL# E97486, 4.00%,
                07/01/18...................         381,990
    480,258   PL# E97540, 4.00%,
                08/01/18...................         469,885
    488,116   PL# E97585, 4.00%,
                07/01/18...................         477,574
     57,724   PL# E97834, 4.00%,
                08/01/18...................          56,477
    491,029   PL# E98155, 4.00%,
                08/01/18...................         480,423
    452,770   PL# E98221, 4.00%,
                08/01/18...................         442,991
    491,290   PL# E98354, 4.00%,
                08/01/18...................         480,679
    428,403   PL# E98552, 4.00%,
                08/01/18...................         419,151
    486,977   PL# E98751, 4.00%,
                08/01/18...................         476,459
    393,741   PL# E99169, 4.00%,
                09/01/18...................         385,237
  1,900,000   TBA, 5.50%, 01/01/19.........       1,968,875
  1,300,000   TBA, 5.50%, 01/01/34.........       1,315,844
    100,000   TBA, 6.00%, 01/01/34.........         103,344
  6,600,000   TBA, 6.50%, 01/01/34.........       6,913,500
  8,300,000   TBA, 5.00%, 01/01/34.........       8,193,660
                                             --------------
                                                 37,886,206
                                             --------------
              FREDDIE MAC -- 7.8%
  5,350,000   3.50%, 04/01/08..............       5,337,444
 24,000,000   3.88%, 11/10/08..............      24,325,872
    465,000   6.63%, 09/15/09..............         532,401
  4,635,000   4.38%, 02/04/10..............       4,638,272
 11,425,000   7.00%, 03/15/10..............      13,349,084
 14,145,000   6.88%, 09/15/10..............      16,450,791
 14,695,000   4.75%, 12/08/10..............      14,858,144
 25,450,000   4.50%, 12/16/10..............      25,469,749
  8,910,000   6.00%, 06/15/11..............       9,904,169
                                             --------------
                                                114,865,926
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              '-FREDDIE MAC GOLD -- 5.7%
$ 1,466,441   PL# A10807, 5.50%,
                07/01/33...................  $    1,485,364
 15,257,000   PL# A11986, 5.00%,
                08/01/33...................      15,072,457
    790,988   PL# A12118,
                5.00%, 08/01/33(e).........         781,420
    287,722   PL# A12350, 5.50%,
                08/01/33...................         291,435
    530,013   PL# A12533, 5.50%,
                08/11/33...................         536,853
    500,172   PL# A12800, 5.50%,
                08/01/33...................         506,626
    213,571   PL# A13331, 5.50%,
                09/01/33...................         216,327
  8,854,435   PL# A13669, 5.50%,
                09/01/33...................       8,968,697
  5,490,967   PL# C01623, 5.50%,
                09/01/33...................       5,561,824
  4,576,510   PL# C01648,
                5.00%, 10/01/33(e).........       4,521,155
 14,468,151   PL# C01672, 6.00%,
                10/01/33...................      14,962,302
  7,651,608   PL# C57150, 6.00%,
                05/01/31...................       7,912,711
    178,736   PL# C63423, 6.00%,
                02/01/32...................         184,835
     13,258   PL# C67653, 7.00%,
                06/01/32...................          14,032
    394,386   PL# C67868, 7.00%,
                06/01/32...................         417,411
     69,657   PL# C67999, 7.00%,
                06/01/32...................          73,724
    535,349   PL# C68001, 7.00%,
                06/01/32...................         566,604
    427,163   PL# C90229, 7.00%,
                08/01/18...................         453,209
     11,366   PL# E84758, 5.50%,
                07/01/16...................          11,790
    621,533   PL# E86502, 5.50%,
                12/01/16...................         644,680
     11,591   PL# E86565, 5.50%,
                12/01/16...................          12,022
  1,533,839   PL# E88789, 6.00%,
                04/01/17...................       1,610,032
    314,638   PL# E88979, 5.50%,
                04/01/17...................         326,449
  1,883,957   PL# E90194, 6.00%,
                06/01/17...................       1,977,542
  2,666,532   PL# E90195, 6.00%,
                06/01/17...................       2,798,991
  1,898,443   PL# E91644, 5.50%,
                10/01/17...................       1,969,704
    480,482   PL# E91754, 5.50%,
                10/01/17...................         498,518
  2,362,081   PL# E91774, 5.50%,
                10/01/17...................       2,450,745
    182,114   PL# E91952, 5.50%,
                10/01/17...................         188,950
    496,263   PL# E91967, 5.50%,
                10/01/17...................         514,891
    403,352   PL# E91968, 5.50%,
                10/01/17...................         418,492
    647,134   PL# E92113, 5.50%,
                10/01/17...................         671,425
  5,731,512   PL# G01391, 7.00%,
                04/01/32...................       6,066,119
  1,015,602   PL# G01477, 6.00%,
                12/01/32...................       1,050,258
                                             --------------
                                                 83,737,594
                                             --------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 2.4%
    560,332   PL# 03173, 6.50%, 12/20/31...         590,115
      6,442   PL# 434615, 7.00%,
                11/15/29...................           6,873
    832,522   PL# 435071, 7.00%,
                03/15/31...................         887,799
    125,156   PL# 462559, 7.00%,
                02/15/28...................         133,642

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (CONTINUED)
$   149,788   PL# 483482, 6.50%,
                09/15/28...................  $      158,201
     78,096   PL# 493966, 7.00%,
                06/15/29...................          83,313
    146,054   PL# 494742, 7.00%,
                04/15/29...................         155,809
      4,512   PL# 530260, 7.00%,
                02/15/31...................           4,812
      5,466   PL# 538271, 7.00%,
                11/15/31...................           5,829
    239,812   PL# 538312, 6.00%,
                02/15/32...................         249,565
    894,629   PL# 543989, 7.00%,
                03/15/31...................         954,030
      7,603   PL# 547545, 7.00%,
                04/15/31...................           8,108
  1,394,988   PL# 550985, 7.00%,
                10/15/31...................       1,487,610
      4,302   PL# 551549, 7.00%,
                07/15/31...................           4,588
    199,223   PL# 552413, 7.00%,
                02/15/32...................         212,373
    184,259   PL# 552952, 6.00%,
                12/15/32...................         191,753
    462,847   PL# 553320, 6.00%,
                06/15/33...................         481,592
      5,851   PL# 557664, 7.00%,
                08/15/31...................           6,239
    516,291   PL# 557678, 7.00%,
                08/15/31...................         550,571
      6,625   PL# 561050, 7.00%,
                05/15/31...................           7,065
      5,217   PL# 561996, 7.00%,
                07/15/31...................           5,563
     70,479   PL# 563346, 7.00%,
                09/15/31...................          75,159
    586,442   PL# 563599, 7.00%,
                06/15/32...................         625,151
    533,350   PL# 564086, 7.00%,
                07/15/31...................         568,762
     70,810   PL# 564300, 6.00%,
                08/15/31...................          73,664
    679,069   PL# 564603, 6.50%,
                08/15/31...................         716,520
     39,314   PL# 564706, 7.00%,
                07/15/31...................          41,925
    388,883   PL# 569567, 7.00%,
                01/15/32...................         414,552
    694,316   PL# 569839, 6.50%,
                06/15/32...................         732,230
      4,222   PL# 579377, 7.00%,
                04/15/32...................           4,501
  1,367,469   PL# 581015, 7.00%,
                02/15/32...................       1,457,731
    101,153   PL# 581084, 7.00%,
                02/15/32...................         107,829
    160,664   PL# 581970, 6.50%,
                04/15/32...................         169,437
     95,559   PL# 582457, 6.00%,
                10/15/32...................          99,445
    598,826   PL# 582956, 7.00%,
                02/15/32...................         638,353
    511,533   PL# 585210, 6.00%,
                03/15/33...................         532,250
  1,082,219   PL# 587122, 7.00%,
                06/15/32...................       1,153,652
     75,611   PL# 587494, 7.00%,
                06/15/32...................          80,602
      7,019   PL# 589696, 7.00%,
                05/15/32...................           7,482
    636,363   PL# 592218, 6.00%,
                12/15/32...................         662,245
    654,176   PL# 592668, 6.50%,
                04/15/33...................         689,910
  1,537,784   PL# 593248, 6.00%,
                10/15/32...................       1,600,327
     19,762   PL# 593823, 6.00%,
                10/15/32...................          20,566
    157,242   PL# 595411, 6.00%,
                09/15/32...................         163,637
    277,216   PL# 598119, 6.50%,
                02/15/33...................         292,359
    511,968   PL# 598205, 6.00%,
                05/15/33...................         532,703

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (CONTINUED)
$   345,727   PL# 598459, 6.00%,
                11/15/32...................  $      359,789
     23,611   PL# 599742, 6.00%,
                10/15/32...................          24,571
    178,930   PL# 603341, 6.00%,
                12/15/32...................         186,207
    827,815   PL# 603674, 6.00%,
                05/15/33...................         861,342
    700,915   PL# 603922, 6.50%,
                01/15/33...................         739,203
    629,307   PL# 607812, 6.00%,
                03/15/33...................         654,794
    830,665   PL# 610913, 6.50%,
                06/15/33...................         876,040
    473,180   PL# 611537, 6.00%,
                05/15/33...................         492,344
    307,545   PL# 611880, 6.00%,
                05/15/33...................         320,000
    419,828   PL# 615382, 6.00%,
                07/15/33...................         436,831
  6,888,112   PL# 618874, 5.50%,
                08/15/33...................       7,012,097
     59,365   PL# 780802, 6.50%,
                05/15/28...................          62,707
    115,559   PL# 781113, 7.00%,
                11/15/29...................         123,278
    474,542   PL# 781148, 6.00%,
                07/15/29...................         494,092
    334,897   PL# 781276, 6.50%,
                04/15/31...................         353,552
    116,094   PL# 781287, 7.00%,
                05/15/31...................         123,832
    196,703   PL# 781324, 7.00%,
                07/15/31...................         209,786
    990,907   PL# 781328, 7.00%,
                09/15/31...................       1,056,966
    440,131   PL# 781330, 6.00%,
                09/15/31...................         458,145
    336,701   PL# 781548, 7.00%,
                11/15/32...................         359,082
    633,014   PL# 781561, 6.50%,
                11/15/32...................         668,052
    421,276   PL# 781566, 6.00%,
                02/15/33...................         438,201
    680,610   PL# 781577, 6.50%,
                03/15/33...................         718,201
    187,895   PL# 781584, 7.00%,
                05/15/32...................         200,395
  1,000,000   TBA, 5.50%, 01/01/34.........       1,016,875
                                             --------------
                                                 35,892,824
                                             --------------
              RESOLUTION FUNDING STRIPS -- 0.1%
  1,200,000   Zero coupon, 07/15/18........         545,634
  1,200,000   Zero coupon, 10/15/18........         535,931
                                             --------------
                                                  1,081,565
                                             --------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES
                (Cost $496,548,931)........     499,276,328
                                             --------------
              CORPORATE BONDS AND NOTES -- 29.4%
              AEROSPACE AND DEFENSE -- 0.4%
    195,000   BE Aerospace -- 144A,
                8.50%, 10/01/10............         210,113
    550,000   Lockheed Martin Corp.,
                8.50%, 12/01/29............         722,902
  2,120,000   Lockheed Martin Corp.,
                7.20%, 05/01/36............       2,516,181

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AEROSPACE AND DEFENSE (CONTINUED)
$    35,000   Northrop Grumman Corp.,
                7.13%, 02/15/11............  $       40,538
    940,000   Northrop Grumman Corp.,
                7.75%, 02/15/31............       1,146,647
  1,530,000   Raytheon Company,
                4.85%, 01/15/11............       1,534,282
                                             --------------
                                                  6,170,663
                                             --------------
              AIRLINES -- 0.1%
  1,179,756   Continental Airlines, Inc.,
                Series 974A,
                6.90%, 01/02/18............       1,165,972
                                             --------------
              AUTOMOBILES -- 0.7%
  1,605,000   Daimler Chrysler AG Corp.,
                7.45%, 03/01/27............       1,712,895
  2,095,000   Daimler Chrysler N.A.
                Holding,
                4.75%, 01/15/08............       2,145,422
  4,200,000   Daimler Chrysler N.A.
                Holding,
                4.05%, 06/04/08............       4,175,577
  2,750,000   Daimler Chrysler N.A.
                Holding,
                6.50%, 11/15/13............       2,902,166
                                             --------------
                                                 10,936,060
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 0.1%
    810,000   Collins & Aikman Products,
                10.75%, 12/31/11...........         799,875
    425,000   Dura Operating Corp., Series
                B,
                8.63%, 04/15/12............         454,750
                                             --------------
                                                  1,254,625
                                             --------------
              BANKS -- 2.3%
  2,050,000   ANZ Capital Trust I -- 144A,
                4.48%, perpetual...........       2,069,621
  3,120,000   ANZ Capital Trust I -- 144A,
                5.36%, perpetual...........       3,121,554
    535,000   Bank of America Corp.,
                7.40%, 01/15/11............         628,344
  3,550,000   Bank of America Corp.,
                3.88%, 01/15/08(k).........       3,622,651
  3,300,000   Bank of America Corp.,
                4.38%, 12/01/10............       3,313,213
  4,790,000   Barclays Bank PLC -- 144A,
                Floating Rate, 8.55%(c),
                perpetual(k)...............       5,895,042
    350,000   HSBC Holdings PLC,
                5.25%, 12/12/12............         359,057
    475,000   JP Morgan Chase & Company,
                5.25%, 05/30/07............         507,421
  1,100,000   JP Morgan Chase & Company,
                7.00%, 11/15/09............       1,269,346

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BANKS (CONTINUED)
$   935,000   JP Morgan Chase & Company,
                6.75%, 02/01/11............  $    1,055,800
    800,000   Rabobank Capital
                Funding II -- 144A,
                5.26%, perpetual...........         802,958
    500,000   Sovereign Bancorp,
                10.50%, 11/15/06...........         591,747
  2,275,000   Swedish Export Credit,
                2.88%, 01/26/07............       2,288,243
    490,000   U.S. Bancorp, Series MTNN,
                3.95%, 08/23/07............         504,591
  3,875,000   UBS Preferred Funding Trust
                I, Variable Rate,
                8.62%(l), perpetual........       4,783,986
  2,150,000   Wells Fargo Bank NA, Series
                BKNT, Variable Rate,
                7.80%(l), 06/15/10.........       2,321,456
                                             --------------
                                                 33,135,030
                                             --------------
              BROADCAST SERVICES/MEDIA -- 1.7%
  2,450,000   AOL Time Warner, Inc.,
                7.63%, 04/15/31............       2,837,281
  2,695,000   British Sky Broadcasting,
                6.88%, 02/23/09............       3,029,083
  1,720,000   Charter Communications
                Holdings LLC,
                10.75%, 10/01/09...........       1,586,700
    245,000   Charter Communications
                Holdings LLC,
                11.13%, 01/15/11(a)........         226,013
    250,000   Comcast Cable Communications,
                Inc.,
                6.38%, 01/30/06............         269,294
  1,055,000   Comcast Cable Communications,
                Inc.,
                6.88%, 06/15/09............       1,190,980
  1,100,000   Comcast Corp.,
                5.85%, 01/15/10............       1,176,277
  2,020,000   Continental Cablevision,
                8.30%, 05/15/06............       2,266,258
    895,000   CSC Holdings, Inc.,
                7.88%, 02/15/18............         959,888
    645,000   DirecTV Holdings,
                8.38%, 03/15/13............         751,425
    550,000   News America Holdings,
                8.88%, 04/26/23............         706,899
    825,000   News America Holdings,
                7.63%, 11/30/28............         958,516
    725,000   TCI Communications, Inc.,
                7.88%, 02/15/26............         850,031

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$ 1,695,000   TCI Communications, Inc.,
                7.13%, 02/15/28............  $    1,843,701
    620,000   Time Warner, Inc.,
                6.88%, 06/15/18............         683,725
    865,000   Time Warner, Inc.,
                9.15%, 02/01/23............       1,122,291
    610,000   Time Warner, Inc.,
                6.95%, 01/15/28............         653,841
  2,420,000   Time Warner, Inc.,
                6.63%, 05/15/29............       2,496,249
    685,000   Vivendi Universal SA -- 144A,
                6.25%, 07/15/08............         728,669
                                             --------------
                                                 24,337,121
                                             --------------
              CHEMICALS -- 0.4%
    555,000   Crown Euro Holdings SA,
                9.50%, 03/01/11............         631,313
    500,000   Crown Euro Holdings SA,
                10.88%, 03/01/13...........         590,625
    970,000   Dow Chemical Company,
                6.00%, 10/01/12............       1,022,794
  2,490,000   Dow Chemical Company,
                7.38%, 11/01/29............       2,792,716
    100,000   Lyondell Chemical Company,
                9.50%, 12/15/08............         105,000
    395,000   Nalco Company -- 144A,
                7.75%, 11/15/11............         424,625
                                             --------------
                                                  5,567,073
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.4%
    415,000   Ainsworth Lumber Company,
                Ltd.,
                13.88%, 07/15/07...........         479,325
    775,000   Beazer Homes USA,
                8.38%, 04/15/12............         858,313
    410,000   D.R. Horton, Inc.,
                10.50%, 04/01/05...........         446,900
    600,000   D.R. Horton, Inc.,
                6.88%, 05/01/13............         642,000
    520,000   K. Hovnanian Enterprises,
                6.50%, 01/15/14............         520,650
  1,020,000   NVR, Inc.,
                5.00%, 06/15/10............       1,004,700
  1,800,000   Ryland Group,
                8.00%, 08/15/06............       1,970,999
    165,000   Ryland Group,
                5.38%, 06/01/08............         170,775
    375,000   Ryland Group,
                9.13%, 06/15/11............         430,313
                                             --------------
                                                  6,523,975
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSUMER GOODS AND SERVICES -- 0.2%
$ 3,595,000   General Electric Company,
                5.00%, 02/01/13............  $    3,642,335
                                             --------------
              CONTAINERS AND PACKAGING -- 0.1%
  1,125,000   Owens-Brockway Glass
                Containers,
                8.75%, 11/15/12............       1,258,594
                                             --------------
              ELECTRONICS -- 0.2%
    785,000   Flextronics International,
                Ltd.,
                6.50%, 05/15/13............         816,400
    175,000   L-3 Communications Corp.,
                6.13%, 07/15/13............         177,188
  2,285,000   L-3 Communications
                Corp. -- 144A,
                6.13%, 01/15/14............       2,302,137
                                             --------------
                                                  3,295,725
                                             --------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.1%
    515,000   Allied Waste North America
                Industries, Inc.,
                7.88%, 04/15/13............         560,062
    285,000   Allied Waste North America
                Industries, Inc.,
                7.40%, 09/15/35............         271,463
    425,000   Allied Waste North America
                Industries, Inc., Series B,
                8.88%, 04/01/08............         478,125
    300,000   Allied Waste North America
                Industries, Inc., Series B,
                9.25%, 09/01/12............         342,000
                                             --------------
                                                  1,651,650
                                             --------------
              FINANCIAL SERVICES -- 4.7%
  1,000,000   Bear Stearns Companies, Inc.,
                2.88%, 07/02/08............         968,916
  3,490,000   Citigroup, Inc.,
                5.75%, 05/10/06............       3,758,109
  8,300,000   Citigroup, Inc.,
                3.50%, 02/01/08............       8,338,951
  3,095,000   Citigroup, Inc.,
                7.25%, 10/01/10............       3,612,314
    865,000   Citigroup, Inc.,
                5.88%, 02/22/33............         853,057
  2,790,000   Credit Suisse First Boston
                USA, Inc.,
                3.88%, 01/15/09............       2,789,827
  1,675,000   Credit Suisse First Boston
                USA, Inc.,
                6.13%, 11/15/11............       1,826,490
  2,000,000   General Electric Capital
                Corp., Series MTNA,
                6.50%, 12/10/07............       2,239,850

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$ 4,710,000   General Electric Capital
                Corp., Series MTNA,
                6.13%, 02/22/11............  $    5,189,092
  3,560,000   General Electric Capital
                Corp., Series MTNA,
                5.88%, 02/15/12............       3,832,258
    550,000   General Electric Capital
                Corp., Series MTNA,
                6.75%, 03/15/32............         610,941
    710,000   General Motors Acceptance
                Corp.,
                7.25%, 03/02/11............         780,044
  3,395,000   General Motors Acceptance
                Corp.,
                6.88%, 09/15/11............       3,662,339
    270,000   Goldman Sachs Group, Inc.,
                7.35%, 10/01/09............         315,270
  1,195,000   Goldman Sachs Group, Inc.,
                6.88%, 01/15/11............       1,358,972
    880,000   Goldman Sachs Group, Inc.,
                6.60%, 01/15/12............         984,980
  4,225,000   Goldman Sachs Group, Inc.,
                5.25%, 10/15/13............       4,273,680
  1,135,000   Goldman Sachs Group, Inc.,
                6.13%, 02/15/33............       1,146,880
    450,000   Household Finance Corp.,
                7.20%, 07/15/06............         500,781
  1,200,000   Household Finance Corp.,
                6.75%, 05/15/11............       1,352,879
  2,915,000   Household Finance Corp.,
                6.38%, 10/15/11............       3,214,921
  2,825,000   Household Finance Corp.,
                7.00%, 05/15/12............       3,226,740
  2,245,000   Household Finance Corp.,
                4.75%, 07/15/13............       2,187,600
    850,000   Household Finance Corp.,
                7.63%, 05/17/32............       1,031,045
  1,495,000   JP Morgan Chase & Company,
                3.63%, 05/01/08............       1,499,495
  1,315,000   JP Morgan Chase & Company,
                4.50%, 11/15/10............       1,327,393
  1,583,000   Lehman Brothers Holdings,
                Inc.,
                7.00%, 02/01/08............       1,789,504
  1,300,000   Morgan Stanley,
                6.10%, 04/15/06............       1,407,509
  1,385,000   Morgan Stanley,
                5.80%, 04/01/07............       1,506,586
  1,395,000   Morgan Stanley,
                6.75%, 04/15/11............       1,580,635

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$   545,000   SLM Corp., Series MTN,
                3.63%, 03/17/08............  $      543,198
  1,600,000   SLM Corp., Series MTN,
                5.63%, 08/01/33............       1,523,142
                                             --------------
                                                 69,233,398
                                             --------------
              FOOD AND BEVERAGE -- 0.9%
    750,000   Cadbury Schweppes -- 144A,
                5.13%, 10/01/13............         746,530
  1,000,000   Diageo Capital PLC,
                3.50%, 11/19/07............       1,009,528
    915,000   Diageo Capital PLC,
                3.38%, 03/20/08............         909,909
  1,100,000   General Mills, Inc.,
                5.13%, 02/15/07............       1,169,323
  1,385,000   Kellogg Company, Series B,
                6.60%, 04/01/11............       1,554,422
  6,750,000   Kraft Foods, Inc.,
                5.63%, 11/01/11............       7,123,369
                                             --------------
                                                 12,513,081
                                             --------------
              FUNERAL SERVICES -- 0.0%
    260,000   Service Corp. International,
                7.70%, 04/15/09............         278,850
                                             --------------
              INSURANCE -- 0.9%
    540,000   American General Capital II,
                8.50%, 07/01/30............         704,681
    510,000   Americo Life, Inc. -- 144A,
                7.88%, 05/01/13............         511,275
  4,830,000   ASIF Global Financial
                XXIII -- 144A,
                3.90%, 10/22/08............       4,880,122
  1,150,000   ASIF Global
                Financing -- 144A,
                3.85%, 11/26/07............       1,169,982
    880,000   Fund American Companies,
                Inc.,
                5.88%, 05/15/13............         892,259
    625,000   MetLife, Inc.,
                6.50%, 12/15/32............         664,956
    725,000   Pacific Life Corp. -- 144A,
                6.60%, 09/15/33............         768,227
  1,980,000   Protective Life Secured
                Trust, Series MTN,
                3.70%, 11/24/08............       1,975,895

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INSURANCE (CONTINUED)
$ 1,135,000   Prudential Financial, Inc.,
                Series MTNB,
                5.75%, 07/15/33............  $    1,075,710
  1,100,000   Prudential Insurance
                Company -- 144A,
                6.38%, 07/23/06............       1,198,967
                                             --------------
                                                 13,842,074
                                             --------------
              MANUFACTURING -- 0.5%
  1,375,000   Briggs & Stratton Corp.,
                8.88%, 03/15/11............       1,622,500
    295,000   Dresser, Inc.,
                9.38%, 04/15/11............         322,288
    420,000   Tyco International Group SA,
                6.38%, 06/15/05............         444,150
  1,025,000   Tyco International Group SA,
                6.38%, 02/15/06............       1,096,750
    526,000   Tyco International Group SA,
                5.80%, 08/01/06............         558,875
  2,140,000   Tyco International Group SA,
                6.13%, 01/15/09(a).........       2,300,499
    255,000   Tyco International Group SA,
                6.75%, 02/15/11............         279,863
                                             --------------
                                                  6,624,925
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.2%
    370,000   HCA, Inc.,
                6.95%, 05/01/12............         397,349
    370,000   HCA, Inc.,
                6.25%, 02/15/13............         379,389
  1,080,000   HCA, Inc.,
                7.50%, 11/06/33............       1,129,644
    350,000   United Surgical Partners,
                Inc.,
                10.00%, 12/15/11...........         399,000
                                             --------------
                                                  2,305,382
                                             --------------
              METALS AND MINING -- 0.1%
  1,275,000   Alcan, Inc.,
                6.13%, 12/15/33............       1,287,170
                                             --------------
              OIL AND GAS: PIPELINES -- 0.6%
  1,425,000   Consolidated Natural Gas,
                Series A,
                5.00%, 03/01/14............       1,419,075
    955,000   Dynegy Holdings,
                Inc. -- 144A,
                10.13%, 07/15/13...........       1,103,025
    365,000   El Paso Natural Gas,
                8.38%, 06/15/32............         374,855
    490,000   El Paso Production
                Holdings -- 144A,
                7.75%, 06/01/13............         485,100

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES (CONTINUED)
$   965,000   Gulfterra Energy Partner,
                6.25%, 06/01/10............  $    1,008,425
    134,000   Gulfterra Energy
                Partner -- 144A,
                10.63%, 12/01/12...........         166,830
  1,085,000   Kinder Morgan Energy
                Partners,
                7.30%, 08/15/33............       1,236,898
    110,000   Kinder Morgan, Inc.,
                7.25%, 03/01/28............         122,743
    825,000   Tennessee Gas Pipeline,
                7.50%, 04/01/17............         855,938
    370,000   Williams Companies, Inc.,
                7.13%, 09/01/11............         393,125
  1,470,000   Williams Companies, Inc.,
                8.13%, 03/15/12............       1,639,050
                                             --------------
                                                  8,805,064
                                             --------------
              OIL, COAL AND GAS -- 1.0%
  1,225,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31............       1,439,609
  1,710,000   Anadarko Petroleum Corp,
                5.38%, 03/01/07............       1,829,416
  1,205,000   Conoco Funding Company,
                6.35%, 10/15/11............       1,353,097
  2,085,000   Conoco, Inc.,
                6.95%, 04/15/29............       2,371,952
    605,000   Devon Energy Corp.,
                7.95%, 04/15/32............         731,778
  2,160,000   EnCana Corp.,
                4.75%, 10/15/13............       2,134,423
    950,000   Gazprom OAO,
                9.63%, 03/01/13............       1,053,008
  1,240,000   Gazprom OAO -- 144A,
                9.63%, 03/01/13............       1,373,300
    600,000   Hanover Equipment Trust,
                Series B,
                8.75%, 09/01/11............         639,000
    465,000   Massey Energy Company,
                6.95%, 03/01/07............         478,950
    505,000   Occidental Petroleum,
                8.45%, 02/15/29............         664,016
    700,000   Suncor Energy, Inc.,
                5.95%, 12/01/34............         697,792
    250,000   Valero Energy Corp.,
                7.50%, 04/15/32............         279,487
                                             --------------
                                                 15,045,828
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 0.4%
$   290,000   Boise Cascade Company,
                6.50%, 11/01/10............  $      302,932
    920,000   Caraustar Industries, Inc.,
                7.38%, 06/01/09............         970,600
    565,000   Georgia-Pacific Corp.,
                8.88%, 02/01/10............         646,925
  1,735,000   Georgia-Pacific
                Corp. -- 144A,
                8.00%, 01/15/24............       1,778,375
  1,375,000   Weyerhaeuser Company,
                6.95%, 10/01/27............       1,423,286
  1,220,000   Weyerhaeuser Company,
                6.88%, 12/15/33............       1,257,808
                                             --------------
                                                  6,379,926
                                             --------------
              PHARMACEUTICALS -- 0.2%
  1,100,000   Bristol-Myers Squibb,
                6.88%, 08/01/97............       1,208,621
  1,775,000   Wyeth,
                5.50%, 02/01/14............       1,798,711
                                             --------------
                                                  3,007,332
                                             --------------
              PRIVATE ASSET BACKED: AUTOMOBILES -- 0.6%
  8,000,000   Daimler Chrysler Auto Trust,
                Series 01-C, Class A4,
                4.63%, 12/06/06............       8,233,732
                                             --------------
              PRIVATE ASSET BACKED: BANKS -- 0.3%
  3,466,491   Banc of America Funding
                Corp., Series 2003-1, Class
                A1,
                6.00%, 05/20/33............       3,510,628
  1,304,540   Washington Mutual MSC, Series
                2002-MS12, Class A,
                6.50%, 05/25/32............       1,346,261
                                             --------------
                                                  4,856,889
                                             --------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 1.2%
 11,500,000   MBNA Credit Card Master Note
                Trust, Series 2003-A6,
                Class A6,
                2.75%, 10/15/10............      11,198,642
  6,050,000   Sears Credit Account Master
                Trust, Series 2002-5, Class
                A, Floating Rate,
                1.54%(d), 11/17/09.........       6,062,205
                                             --------------
                                                 17,260,847
                                             --------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 0.9%
  9,800,000   Countrywide Alternative Loan
                Trust,
                5.00%, 02/15/04............       9,836,750

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: FINANCIAL SERVICES
                (CONTINUED)
$ 2,980,000   Morgan Stanley Capital I,
                Series 1999-FNV1, Class A2,
                6.53%, 03/15/31............  $    3,329,014
                                             --------------
                                                 13,165,764
                                             --------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 4.2%
  1,908,222   Bear Stearns Commercial
                Mortgage Securities, Series
                2001, Class A1,
                6.08%, 02/15/35............       2,061,927
  4,875,000   DLJ Commercial Mortgage
                Corp., Series 2000-CKP1,
                Class A1B,
                7.18%, 08/10/10............       5,527,293
  6,150,000   GMAC Commercial Mortgage
                Securities, Inc., Series
                1999-C2, Class A2,
                6.95%, 09/15/33............       6,979,487
 14,665,037   GSR Mortgage Loan Trust,
                Series 2003-13, Class 1A1,
                4.53%, 10/25/33............      14,626,174
  6,650,000   JP Morgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2001-CIB2, Class A3,
                6.43%, 04/15/35............       7,423,118
  7,425,000   LB Commercial Conduit
                Mortgage Trust, Series
                1998-C4, Class A1B,
                6.21%, 10/15/35............       8,192,573
  6,900,000   LB-UBS Commercial Mortgage
                Trust, Series 2000-C3,
                Class A2,
                7.95%, 01/15/10............       8,239,776
  8,710,000   Wachovia Bank Commercial
                Mortgage Trust, Series
                2003-C8, Class A4,
                4.96%, 11/15/35............       8,763,304
                                             --------------
                                                 61,813,652
                                             --------------
              PRIVATE ASSET BACKED: OTHER -- 1.3%
  4,158,208   Impac Secured Assets Common
                Owner Trust, Series 2003-2,
                Class A2,
                6.00%, 08/25/33............       4,335,486
  2,949,480   SLM Student Loan Trust,
                Series 2002-1, Class A1,
                Floating Rate,
                1.19%(c), 10/25/10.........       2,953,226
  3,712,493   Small Business
                Administration, Series
                2002-P10B, Class 1,
                5.20%, 08/01/12............       3,746,306

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER (CONTINUED)
$ 7,892,201   Structured Asset Securities
                Corp., Series 2003-AL2,
                Class A,
                3.36%, 01/25/31............  $    7,573,059
                                             --------------
                                                 18,608,077
                                             --------------
              PRIVATE ASSET BACKED: UTILITIES -- 0.6%
  8,000,000   Peco Energy Transition Trust,
                Series 2000-A, Class A4,
                7.65%, 03/01/10............       9,417,665
                                             --------------
              REAL ESTATE -- 0.0%
    505,000   EOP Operating LP,
                7.50%, 04/19/29............         566,864
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.3%
    910,000   AvalonBay Communities, Series
                MTN,
                6.63%, 09/15/11............       1,009,220
    295,000   Host Marriott LP -- 144A,
                7.13%, 11/01/13............         302,375
    315,000   Mandalay Resort Group, Series
                B,
                10.25%, 08/01/07...........         365,400
  1,230,000   Mohegan Tribal Gaming,
                6.38%, 07/15/09............       1,276,125
    825,000   Park Place Entertainment,
                8.88%, 09/15/08............         936,375
    220,000   Park Place Entertainment,
                7.00%, 04/15/13............         235,950
                                             --------------
                                                  4,125,445
                                             --------------
              RETAIL -- 0.1%
  1,195,000   Wal-Mart Stores,
                7.55%, 02/15/30............       1,475,348
                                             --------------
              RETAIL: SUPERMARKETS -- 0.2%
  1,025,000   Kroger Company,
                6.75%, 04/15/12............       1,137,544
  1,300,000   Kroger Company,
                6.20%, 06/15/12............       1,396,590
    400,000   Kroger Company, Series B,
                7.70%, 06/01/29............         468,474
                                             --------------
                                                  3,002,608
                                             --------------
              SPECIAL PURPOSE ENTITY -- 0.2%
  1,000,000   California Preferred Fund
                Trust,
                7.00%, perpetual...........       1,015,062
    800,000   Camp Pendelton/
                Quantico -- 144A,
                5.94%, 10/01/43............         801,744

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY (CONTINUED)
$ 1,825,000   Principal Life
                Global -- 144A,
                5.25%, 01/15/13............  $    1,851,828
                                             --------------
                                                  3,668,634
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.6%
  1,390,000   British Telecom PLC, Variable Rate,
              8.88%, 12/15/30(l)...........       1,824,133
    450,000   Crown Castle International
                Corp. -- 144A,
                7.50%, 12/01/13............         454,500
    345,000   Deutsche Telekom,
                8.50%, 06/15/10(l).........         417,785
  1,325,000   Deutsche Telekom
                International Corp.,
                8.25%, 06/15/05(l).........       1,437,894
  2,015,000   Deutsche Telekom
                International Finance,
                8.75%, 06/15/30(l).........       2,583,214
  2,350,000   New England Telephone &
                Telegraph,
                7.88%, 11/15/29............       2,817,775
    970,000   New Jersey Bell Telephone,
                7.85%, 11/15/29............       1,152,982
     80,000   Panamsat Corp.,
                8.50%, 02/01/12............          89,200
    980,000   Qwest Capital Funding Corp.,
                7.75%, 08/15/06............       1,019,200
    625,000   Qwest Capital Funding Corp.,
                7.00%, 08/03/09............         623,438
    500,000   Qwest Corp. -- 144A,
                9.13%, 03/15/12(l).........         576,250
  2,300,000   Verizon New Jersey, Inc.,
                Series A,
                5.88%, 01/17/12............       2,446,892
    900,000   Verizon Pennsylvania, Series
                A,
                5.65%, 11/15/11............         945,743
  5,205,000   Vodafone Group PLC,
                5.00%, 12/16/13............       5,195,557
  2,290,000   WorldCom, Inc.,
                6.40%, 08/15/05(f).........         772,875
  1,620,000   WorldCom, Inc.,
                8.00%, 05/15/06(f).........         546,750
    140,000   WorldCom, Inc.,
                7.50%, 05/15/11(f).........          47,250
  1,960,000   WorldCom, Inc.,
                8.25%, 05/15/31(f).........         661,500
                                             --------------
                                                 23,612,938
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TRANSPORTATION: FREIGHT -- 0.2%
$ 1,350,000   Burlington Northern Santa Fe
                Corp.,
                7.29%, 06/01/36............  $    1,606,859
  1,705,000   Canadian National Railway
                Company,
                6.90%, 07/15/28............       1,912,079
                                             --------------
                                                  3,518,938
                                             --------------
              TRANSPORTATION: SERVICES -- 0.1%
    540,000   Omi Corp. -- 144A,
                7.63%, 12/01/13............         547,425
    605,000   Overseas Shipholding Group,
                8.25%, 03/15/13............         651,131
    300,000   Overseas Shipholding Group,
                8.75%, 12/01/13............         330,375
                                             --------------
                                                  1,528,931
                                             --------------
              UTILITIES -- 0.1%
    325,000   National Waterworks, Inc.,
                Series B,
                10.50%, 12/01/12...........         364,813
    330,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10...........         402,600
                                             --------------
                                                    767,413
                                             --------------
              UTILITIES: ELECTRIC -- 1.3%
  1,665,000   AES Corp. -- 144A,
                8.75%, 05/15/13............       1,868,963
  1,735,000   Calpine Corp. -- 144A,
                8.50%, 07/15/10............       1,700,300
  1,235,000   Dominion Resources, Inc.,
                Series E,
                6.75%, 12/15/32............       1,325,428
  1,970,000   DTE Energy Corp.,
                6.45%, 06/01/06............       2,130,882
    725,000   Edison Mission Energy,
                7.73%, 06/15/09............         694,188
  1,485,000   First Energy Corp., Series C,
                7.38%, 11/15/31............       1,524,569
    690,000   Midwest Generation LLC,
                Series A,
                8.30%, 07/02/09............         720,213
    920,000   Midwest Generation LLC,
                Series B,
                8.56%, 01/02/16............         960,662
  2,725,000   Ohio Edison -- 144A,
                5.45%, 05/01/15............       2,639,512
    825,000   Oncor Electric Delivery,
                6.38%, 01/15/15............         898,680
    925,000   Oncor Electric Delivery,
                7.25%, 01/15/33............       1,055,691

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
$   765,000   Progress Energy, Inc.,
                7.00%, 10/30/31............  $      821,888
  1,800,000   SP PowerAssets, Ltd. -- 144A,
                5.00%, 10/22/13............       1,813,739
    450,000   Virginia Electric & Power,
                5.25%, 12/15/15............         452,538
                                             --------------
                                                 18,607,253
                                             --------------
              TOTAL CORPORATE BONDS AND
                NOTES (Cost
                $426,846,993)..............     432,492,851
                                             --------------
              MUNICIPAL BONDS -- 1.0%
              CALIFORNIA -- 0.1%
  1,575,000   California State Department
                of Water Powersupply
                Revenue Bond, Series E,
                3.98%, 05/01/05............       1,600,405
                                             --------------
              ILLINOIS -- 0.8%
 13,000,000   Illinois State Pension,
                General Obligation,
                5.10%, 06/01/33............      11,953,110
                                             --------------
              WISCONSIN -- 0.1%
  1,125,000   Wisconsin State General
                Revenue Bond, Series A,
                5.70%, 05/01/26............       1,143,619
                                             --------------
              TOTAL MUNICIPAL BONDS
                (Cost $15,696,421).........      14,697,134
                                             --------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 14.4%
  9,700,000   AID-Israel,
                5.50%, 09/18/23............       9,848,934
 47,825,000   Bonos Y Obligation Del
                Estado,
                6.00%, 01/31/08(h).........      66,397,223
 41,195,000   Bundesobligation, Series 142,
                3.00%, 04/11/08(h).........      51,104,082
 23,975,000   Canadian Government,
                5.25%, 06/01/13(j).........      19,408,422
 27,090,000   French Treasury Note,
                3.50%, 01/12/08(h).........      34,348,123
 51,780,000   Government of Sweden,
                5.00%, 01/28/09(i).........       7,484,328
 32,255,000   Government of Sweden, Series
                1037,
                8.00%, 08/15/07(i).........       5,114,504
    625,000   Province of Quebec, Series A,
                7.37%, 03/06/26(g).........         752,109
  1,120,000   Province of Quebec, Series
                MTNA,
                7.38%, 04/09/26............       1,342,354
  1,225,000   Province of Quebec, Series
                NJ,
                7.50%, 07/15/23............       1,507,241

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              FOREIGN GOVERNMENT OBLIGATIONS (CONTINUED)
$ 2,997,753   Republic of Colombia,
                9.75%, 04/09/11............  $    3,417,438
  1,000,000   United Mexican States,
                4.63%, 10/08/08............       1,015,000
  2,295,000   United Mexican States,
                8.38%, 01/14/11............       2,731,050
  4,880,000   United Mexican States,
                8.13%, 12/30/19............       5,465,600
  1,115,000   United Mexican States,
                8.00%, 09/24/22............       1,222,598
                                             --------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS
                (Cost $199,398,533)........     211,159,006
                                             --------------
              PREFERRED CORPORATE BONDS & NOTES -- 0.2%
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
  2,000,000   TCI Communications
                Financing III,
                9.65%, 03/31/27 (Cost
                $2,153,389)................       2,420,000
                                             --------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 4.1%
              FANNIE MAE -- 0.2%
  3,091,748   1.06%, 01/02/04(b)...........       3,091,748
                                             --------------
              FEDERAL HOME LOAN BANK -- 3.8%
 27,400,000   0.75%, 01/02/04..............      27,399,429
 28,425,000   1.02%, 01/14/04..............      28,414,530
                                             --------------
                                                 55,813,959
                                             --------------
              FREDDIE MAC -- 0.1%
  1,552,502   1.06%, 01/27/04(b)...........       1,552,502
                                             --------------
              TOTAL SHORT TERM US
                GOVERNMENT AGENCY
                SECURITIES
                (Cost $60,458,209).........      60,458,209
                                             --------------
              TIME DEPOSITS -- 5.7%
 14,226,436   Bank of Montreal,
                1.06%, 01/15/04(b).........      14,226,436
  6,210,009   Bank of Montreal,
                1.06%, 02/17/04(b).........       6,210,009
  7,762,513   Bank of Novia Scotia,
                1.08%, 03/10/04(b).........       7,762,513
  4,657,507   Citigroup, Inc.,
                1.08%, 01/05/04(b).........       4,657,507
  2,328,754   Citigroup, Inc.,
                1.09%, 02/06/04(b).........       2,328,754
  4,657,507   Credit Agricole Indosuez,
                0.98%, 01/02/04(b).........       4,657,507

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 4,657,507   Credit Agricole Indosuez,
                1.08%, 01/28/04(b).........  $    4,657,507
  6,210,009   Den Danske Bank,
                1.08%, 01/20/04(b).........       6,210,009
  7,762,512   Royal Bank of Canada,
                1.05%, 02/27/04(b).........       7,762,512
  3,881,256   Royal Bank of Scotland,
                1.08%, 01/09/04(b).........       3,881,256
  1,552,502   Royal Bank of Scotland,
                1.08%, 01/15/04(b).........       1,552,502
 11,643,768   Royal Bank of Scotland,
                1.08%, 01/20/04(b).........      11,643,768
  3,881,256   Svenska Handlesbanken,
                1.08%, 02/04/04(b).........       3,881,256
  1,552,503   Toronto Dominion Bank,
                1.10%, 01/08/04(b).........       1,552,503
  2,328,754   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b).........       2,328,754
                                             --------------
              TOTAL TIME DEPOSITS
                (Cost $83,312,793).........      83,312,793
                                             --------------
              SHORT TERM CORPORATE NOTES -- 2.7%
  1,552,502   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).....       1,552,502
  1,552,502   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).....       1,552,502
  3,881,256   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).....       3,881,256
  3,105,005   Fleet National Bank, Floating
                Rate,
                1.00%(**), 01/21/04(b).....       3,105,005
  3,881,256   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).....       3,881,256

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 6,210,009   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).....  $    6,210,009
 10,091,265   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/14/04(b).....      10,091,265
  2,328,754   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/21/04(b).....       2,328,754
  7,762,512   Morgan Stanley, Floating
                Rate,
                1.05%(**), 09/10/04(b).....       7,762,512
                                             --------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $40,365,061)...      40,365,061
                                             --------------
  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.8%
  5,433,758   American Aadvantage
                Select(b)..................       5,433,758
  1,682,176   Merrill Lynch Premier
                Institutional Fund(b)......       1,682,176
  4,657,507   Merrimac Cash Fund -- Premium
                Class(b)...................       4,657,507
                                             --------------
              TOTAL REGULATED INVESTMENT
                COMPANIES
                (Cost $11,773,441).........      11,773,441
                                             --------------
 PRINCIPAL
 ---------
              SHORT TERM COMMERCIAL PAPER -- 0.2%
$ 1,694,356   General Electric Capital
                Corp.,
                1.09%, 01/09/04(b).........       1,694,356
  1,552,502   General Electric Capital
                Corp.,
                1.08%, 01/16/04(b).........       1,552,502
                                             --------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER (Cost $3,246,858)....       3,246,858
                                             --------------
              TOTAL SECURITIES
                (Cost $1,642,694,609)......   1,661,686,950
                                             --------------

                       See notes to financial statements.

                              CORE BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              '-REPURCHASE AGREEMENTS -- 5.9%
$17,077,526   With Goldman Sachs Group,
                Inc., dated 12/31/03,
                1.04%, due 01/02/04,
                repurchase proceeds at
                maturity $17,078,513
                (Collateralized by
                Archer-Daniels-Midland
                Company, 8.88%, due
                04/15/11, with a value of
                $3,569,049, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $3,503,460, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value
                of $5,566,779, Morgan
                Stanley, 6.75%, due
                04/15/11, with a value of
                $1,392,872, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $3,386,917)(b)....  $   17,077,526
 10,504,538   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $10,504,801
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 4.54%, due
                02/01/33, with a value of
                $11,029,765)...............      10,504,538
 59,495,462   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $59,496,949
                (Collateralized by U.S.
                Treasury Bond, 8.00%, due
                11/15/21, with a value of
                $60,744,921)...............      59,495,462
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $87,077,526).........      87,077,526
                                             --------------
              SECURITIES SOLD SHORT -- (0.3)%
  5,200,000   Fannie Mae Gold, TBA,
                5.00%, 01/01/04 (Proceeds
                $5,063,319)................      (5,117,122)
                                             --------------
 CONTRACTS
-----------
              '-CALL OPTIONS
                WRITTEN -- 0.0%
  9,625,000   Fannie Mae Gold Expiring
                February 2004 @ 96.968,
                5.00%, 02/05/04............         (40,618)
        278   US Treasury Note (10 Year)
                March Future, Expiring
                February 2004 @ 110, zero
                coupon, 02/21/04...........        (191,125)
                                             --------------

                                                 VALUE
                                             --------------
              CALL OPTIONS WRITTEN (CONTINUED)
              TOTAL CALL OPTIONS WRITTEN
                (Premium $444,723).........  $     (231,743)
                                             --------------
              Total Investments -- 118.7%
                (Cost $1,724,264,093)......   1,743,415,611
              Liabilities less other
                assets -- (18.7)%..........    (274,628,604)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,468,787,007
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $1,731,496,626.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $ 27,928,917
    Gross unrealized depreciation..........   (10,661,067)
                                             ------------
    Net unrealized appreciation............  $ 17,267,850
                                             ============

---------------

(a)  All or part of this security is on loan.
(b) Short term security purchased with cash collateral received for securities loaned.
(c) Quarterly reset provision. The rate shown was in effect at December 31, 2003.
(d) Monthly reset provision. The rate shown was in effect at December 31, 2003.
(e) Security is segregated as collateral for written options and short sales.
(f)  Bond is in default.
(g) Step bond. The rate shown was in effect at December 31, 2003.
(h) Principal amount shown for this debt security is denominated in Euros.
(i) Principal amount shown for this debt security is denominated in Swedish Krona.
(j) Principal amount shown for this debt security is denominated in Canadian dollars.
(k) Security is segregated as initial margin for futures contracts.
(l) Variable Rate Security. Interest rate based on the credit rating of the issuer. The rate shown was in effect at December 31, 2003.
** Variable Rate Security. The rate shown was in effect at December 31, 2003.
TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 64.7%
              ADVERTISING -- 0.2%
     12,900   Interpublic Group of Companies,
                Inc.*(a).....................  $    201,240
      7,600   Omnicom Group, Inc. ...........       663,708
                                               ------------
                                                    864,948
                                               ------------
              AEROSPACE AND DEFENSE -- 0.9%
     22,100   Boeing Company.................       931,294
      8,100   General Dynamics Corp. ........       732,159
      2,800   Goodrich Corp. ................        83,132
     11,550   Lockheed Martin Corp. .........       593,670
     19,000   United Technologies Corp. .....     1,800,630
                                               ------------
                                                  4,140,885
                                               ------------
              AGRICULTURE -- 0.1%
     10,900   Monsanto Company...............       313,702
                                               ------------
              AIRLINES -- 0.0%
      8,200   Southwest Airlines Company.....       132,348
                                               ------------
              APPAREL: MANUFACTURING -- 0.3%
      5,450   Jones Apparel Group, Inc. .....       192,004
      2,750   Liz Claiborne, Inc. ...........        97,515
     15,250   Nike, Inc. -- Class B..........     1,044,015
      2,200   Reebok International,
                Ltd.(a)......................        86,504
                                               ------------
                                                  1,420,038
                                               ------------
              APPAREL: RETAIL -- 0.4%
     16,950   Limited Brands.................       305,609
     53,950   The Gap, Inc.(a)...............     1,252,179
                                               ------------
                                                  1,557,788
                                               ------------
              AUTOMOBILE: RETAIL -- 0.0%
     10,750   AutoNation, Inc.*..............       197,478
                                               ------------
              AUTOMOBILES -- 0.2%
     14,200   General Motors Corp.(a)........       758,280
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 0.1%
      2,400   Johnson Controls, Inc. ........       278,688
                                               ------------
              BANKS -- 5.6%
      9,500   AmSouth Bancorp................       232,750
     50,950   Bank of America Corp. .........     4,097,908
     19,950   Bank of New York Company,
                Inc. ........................       660,744
     30,250   Bank One Corp. ................     1,379,098
      5,650   BB&T Corp. ....................       218,316
      6,048   Charter One Financial, Inc. ...       208,958
      4,500   First Tennessee National
                Corp. .......................       198,450
     27,250   FleetBoston Financial Corp. ...     1,189,463

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
      4,300   Golden West Financial Corp. ...  $    443,717
      5,650   Huntington Bancshares, Inc. ...       127,125
     98,300   J.P. Morgan Chase & Company....     3,610,558
     10,350   KeyCorp........................       303,462
      5,700   Marshall & Ilsley Corp. .......       218,025
     10,900   Mellon Financial Corp. ........       349,999
     16,300   National City Corp. ...........       553,222
      3,850   North Fork Bancorp, Inc. ......       155,810
      5,550   Northern Trust Corp. ..........       257,631
      7,400   PNC Financial Services Group...       405,002
      5,900   Regions Financial Corp. .......       219,480
     13,600   SouthTrust Corp. ..............       445,128
      8,900   State Street Corp. ............       463,512
      7,400   SunTrust Banks, Inc. ..........       529,100
     49,282   U.S. Bancorp...................     1,467,618
      5,400   Union Planters Corp. ..........       170,046
     67,050   Wachovia Corp. ................     3,123,859
     24,000   Washington Mutual, Inc. .......       962,880
     43,250   Wells Fargo & Company..........     2,546,992
      2,850   Zions Bancorp..................       174,791
                                               ------------
                                                 24,713,644
                                               ------------
              BROADCAST SERVICES/MEDIA -- 1.9%
     56,100   Comcast Corp. -- Class A*......     1,844,007
     30,950   Delphi Corp. ..................       316,000
      6,950   Gannett Company, Inc. .........       619,662
      7,650   McGraw-Hill Companies, Inc. ...       534,888
      3,100   Meredith Corp. ................       151,311
    118,500   Time Warner, Inc.*.............     2,131,815
      7,900   Tribune Company................       407,640
     18,050   Viacom, Inc. -- Class B........       801,059
     53,400   Walt Disney Company............     1,245,822
                                               ------------
                                                  8,052,204
                                               ------------
              BUSINESS SERVICES -- 0.5%
     12,000   Concord EFS, Inc.*.............       178,080
      4,000   Convergys Corp.*...............        69,840
      6,850   Ecolab, Inc. ..................       187,485
     13,250   First Data Corp. ..............       544,443
      5,100   Fiserv, Inc.*..................       201,501
      3,950   Moody's Corp. .................       239,173
     15,400   Paychex, Inc. .................       572,879
      5,050   Robert Half International,
                Inc.*........................       117,867
                                               ------------
                                                  2,111,268
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              '-CHEMICALS -- 0.7%
      6,250   Air Products and Chemicals,
                Inc. ........................  $    330,187
     24,000   Dow Chemical Company...........       997,680
      5,750   Engelhard Corp. ...............       172,213
      2,200   Hercules, Inc.*................        26,840
      2,500   International Flavors &
                Fragrances, Inc. ............        87,300
      7,400   PPG Industries, Inc. ..........       473,748
      9,200   Praxair, Inc. .................       351,440
      6,500   Rohm And Haas Company..........       277,615
      2,300   Sigma-Aldrich Corp.(a).........       131,514
                                               ------------
                                                  2,848,537
                                               ------------
              COMMERCIAL SERVICES -- 0.3%
     60,000   Cendant Corp.*.................     1,336,200
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 3.3%
      9,750   Adobe Systems, Inc. ...........       383,175
      3,200   Autodesk, Inc. ................        78,656
     15,850   Automatic Data Processing,
                Inc. ........................       627,818
      9,950   BMC Software, Inc.*............       185,568
     10,550   Citrix Systems, Inc.*..........       223,766
     15,250   Computer Associates
                International, Inc.(a).......       416,935
      1,950   Computer Sciences Corp.*.......        86,249
      8,450   Compuware Corp.*...............        51,038
      7,600   Electronic Arts, Inc.*.........       363,128
     11,950   Electronic Data Systems
                Corp.(a).....................       293,253
      6,500   Intuit, Inc.*..................       343,915
      1,900   Mercury Interactive
                Corp.*(a)....................        92,416
    275,350   Microsoft Corp. ...............     7,583,138
      3,450   NVIDIA Corp.*(a)...............        80,213
    136,650   Oracle Corp.*..................     1,803,779
      8,100   PeopleSoft, Inc.*..............       184,680
     26,200   Siebel Systems, Inc.*..........       363,394
      6,800   SunGard Data Systems, Inc.*....       188,428
      9,950   Unisys Corp.*..................       147,758
     25,950   VERITAS Software Corp.*........       964,301
                                               ------------
                                                 14,461,608
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.7%
     15,450   Apple Computer, Inc.*..........       330,167
     65,700   Dell, Inc.*....................     2,231,172
    127,100   EMC Corp.*.....................     1,642,132
     19,350   Gateway, Inc.*.................        89,010
     79,387   Hewlett-Packard Company........     1,823,519

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT (CONTINUED)
     44,000   International Business Machines
                Corp. .......................  $  4,077,919
      5,350   Lexmark International Group,
                Inc.*........................       420,724
     19,050   Network Appliance, Inc.*(a)....       391,097
      5,750   Pitney Bowes, Inc. ............       233,565
     79,750   Sun Microsystems, Inc.*........       358,078
     20,500   Xerox Corp.*(a)................       282,900
                                               ------------
                                                 11,880,283
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.2%
        750   American Standard Companies,
                Inc.*........................        75,525
      1,700   Centex Corp.(a)................       183,005
      1,400   KB Home........................       101,528
     12,250   Masco Corp. ...................       335,772
        700   Pulte Homes, Inc. .............        65,534
      2,850   Vulcan Materials Company.......       135,575
                                               ------------
                                                    896,939
                                               ------------
              CONSUMER GOODS AND SERVICES -- 4.7%
      1,600   Alberto-Culver Company -- Class
                B............................       100,928
     53,150   Altria Group, Inc. ............     2,892,423
      5,900   Avon Products, Inc. ...........       398,191
      5,750   Clorox Company.................       279,220
     14,150   Colgate-Palmolive Company......       708,208
      6,950   Eastman Kodak Company(a).......       178,407
      7,400   FedEx Corp. ...................       499,500
      4,450   Fortune Brands, Inc. ..........       318,131
    256,750   General Electric Company.......     7,954,114
     60,100   Gillette Company...............     2,207,473
     21,000   Kimberly-Clark Corp. ..........     1,240,890
      7,800   Leggett & Platt, Inc. .........       168,714
     33,600   Procter & Gamble Company.......     3,355,967
      4,150   Sherwin-Williams Company.......       144,171
      1,900   Whirlpool Corp. ...............       138,035
                                               ------------
                                                 20,584,372
                                               ------------
              CONTAINERS AND PACKAGING -- 0.1%
      1,300   Ball Corp. ....................        77,441
      2,200   Bemis Company, Inc. ...........       110,000
      7,800   Pactiv Corp.*..................       186,420
      4,850   Sealed Air Corp.*..............       262,579
                                               ------------
                                                    636,440
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              DISTRIBUTION -- 0.0%
      2,550   W.W. Grainger, Inc. ...........  $    120,845
                                               ------------
              EDUCATION -- 0.1%
      4,550   Apollo Group, Inc. -- Class
                A*...........................       309,400
                                               ------------
              ELECTRONICS -- 0.4%
     11,000   Emerson Electric Company.......       712,249
      4,750   Jabil Circuit, Inc.*...........       134,425
      5,050   Molex, Inc. ...................       176,195
      4,950   Rockwell Collins, Inc. ........       148,649
     30,350   Sanmina-SCI Corp.*.............       382,713
     20,550   Solectron Corp.*...............       121,451
      2,900   Tektronix, Inc.*...............        91,640
                                               ------------
                                                  1,767,322
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.2%
     10,800   Allied Waste Industries,
                Inc.*(a).....................       149,904
     17,600   Waste Management, Inc. ........       520,960
                                               ------------
                                                    670,864
                                               ------------
              FINANCIAL SERVICES -- 5.4%
     34,100   American Express Company.......     1,644,643
      3,900   Bear Stearns Companies,
                Inc. ........................       311,805
     13,500   Capital One Financial
                Corp.(a).....................       827,415
     34,050   Charles Schwab Corp. ..........       403,152
    131,749   Citigroup, Inc. ...............     6,395,095
     10,600   Countrywide Financial Corp. ...       804,010
      1,950   Deluxe Corp. ..................        80,594
      5,400   Equifax, Inc. .................       132,300
     25,250   Fannie Mae.....................     1,895,265
      6,350   Franklin Resources, Inc. ......       330,581
     17,950   Freddie Mac....................     1,046,844
     12,200   Goldman Sachs Group, Inc.(a)...     1,204,506
      7,500   H&R Block, Inc. ...............       415,275
     11,200   Lehman Brothers Holdings,
                Inc. ........................       864,864
     33,050   MBNA Corp. ....................       821,293
     50,000   Merrill Lynch & Company,
                Inc.(a)......................     2,932,499
     41,050   Morgan Stanley.................     2,375,564
      7,500   Providian Financial Corp.*.....        87,300
     14,000   Prudential Financial, Inc. ....       584,780
     11,850   SLM Corp. .....................       446,508
      3,600   T. Rowe Price Group, Inc. .....       170,676
                                               ------------
                                                 23,774,969
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 2.5%
     22,300   Anheuser-Busch Companies,
                Inc. ........................  $  1,174,764
     17,350   Archer-Daniels-Midland
                Company......................       264,067
        600   Brown-Forman Corp. -- Class B..        56,070
     10,750   Campbell Soup Company..........       288,100
     62,600   Coca-Cola Company..............     3,176,949
      4,500   Coca-Cola Enterprises, Inc. ...        98,415
     23,000   ConAgra Foods, Inc. ...........       606,970
     10,400   General Mills, Inc.(a).........       471,120
      9,050   H.J. Heinz Company.............       329,692
      1,300   Hershey Foods Corp. ...........       100,087
     10,050   Kellogg Company................       382,704
      3,700   McCormick & Company, Inc. .....       111,370
      6,700   Pepsi Bottling Group, Inc. ....       162,006
     44,150   PepsiCo, Inc. .................     2,058,273
     22,250   Sara Lee Corp. ................       483,048
     17,000   Sysco Corp. ...................       632,910
      5,900   Wm. Wrigley Jr. Company(a).....       331,639
                                               ------------
                                                 10,728,184
                                               ------------
              INSURANCE -- 2.9%
      7,200   Ace, Ltd. .....................       298,224
      4,000   Aetna, Inc. ...................       270,320
     13,350   AFLAC, Inc. ...................       483,003
     18,600   Allstate Corp. ................       800,171
      3,100   Ambac Financial Group, Inc. ...       215,109
     67,053   American International Group,
                Inc. ........................     4,444,272
      7,850   Aon Corp. .....................       187,929
      4,650   Chubb Corp. ...................       316,665
      8,300   CIGNA Corp. ...................       477,250
      1,700   Cincinnati Financial Corp. ....        71,196
      7,400   Hartford Financial Services
                Group, Inc. .................       436,822
      8,650   Humana, Inc.*..................       197,653
      4,400   Jefferson-Pilot Corp. .........       222,860
      7,950   John Hancock Financial
                Services, Inc. ..............       298,125
      4,700   Lincoln National Corp. ........       189,739
      5,400   Marsh & McLennan Companies,
                Inc. ........................       258,606
      4,300   MBIA, Inc. ....................       254,689
     20,050   MetLife, Inc. .................       675,084
      2,750   MGIC Investment Corp. .........       156,585
      8,650   Principal Financial Group,
                Inc. ........................       286,056

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
      9,100   Progressive Corp. .............  $    760,669
      3,850   SAFECO Corp. ..................       149,881
      6,200   St. Paul Companies, Inc. ......       245,830
      3,600   Torchmark Corp. ...............       163,944
     26,496   Travelers Property Casualty
                Corp. -- Class B.............       449,637
      3,600   XL Capital, Ltd. -- Class
                A(a).........................       279,180
                                               ------------
                                                 12,589,499
                                               ------------
              INTERNET SERVICES -- 1.6%
    179,500   Cisco Systems, Inc.*...........     4,360,054
     16,650   eBay, Inc.*....................     1,075,424
      4,450   Monster Worldwide, Inc.*(a)....        97,722
      8,300   Novell, Inc.*..................        87,316
     12,350   Symantec Corp.*(a).............       427,928
     16,550   YAHOO!, Inc.*..................       747,564
                                               ------------
                                                  6,796,008
                                               ------------
              LEISURE AND RECREATION -- 0.3%
      2,050   Brunswick Corp. ...............        65,252
      6,300   Carnival Corp. ................       250,299
      4,100   Harrah's Entertainment,
                Inc. ........................       204,057
      4,150   Hilton Hotels Corp. ...........        71,090
      9,200   International Game Technology..       328,439
      2,450   Marriott International, Inc. --
                Class A......................       113,190
      5,100   Starwood Hotels & Resorts......       183,447
                                               ------------
                                                  1,215,774
                                               ------------
              MACHINERY -- 0.6%
      8,800   Caterpillar, Inc. .............       730,576
     13,950   Deere & Company................       907,448
      5,200   Dover Corp. ...................       206,700
      5,000   Ingersoll-Rand Company -- Class
                A(a).........................       339,400
      8,200   Rockwell Automation, Inc. .....       291,920
                                               ------------
                                                  2,476,044
                                               ------------
              MANUFACTURING -- 1.7%
     39,000   3M Company.....................     3,316,169
      2,800   Cooper Industries, Ltd. --
                Class A......................       162,204
      6,250   Danaher Corp.(a)...............       573,438
      1,950   Eaton Corp. ...................       210,561
     22,100   Honeywell International,
                Inc. ........................       738,803
      7,700   Illinois Tool Works, Inc.(a)...       646,107
      2,350   ITT Industries, Inc. ..........       174,394

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MANUFACTURING (CONTINUED)
      3,250   Parker-Hannifin Corp. .........  $    193,375
      4,150   Textron, Inc. .................       236,799
     50,550   Tyco International, Ltd. ......     1,339,575
                                               ------------
                                                  7,591,425
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.9%
      5,500   Anthem, Inc.*(a)...............       412,500
        700   Express Scripts, Inc.*(a)......        46,501
     16,350   IMS Health, Inc.(a)............       406,461
      3,100   McKesson Corp. ................        99,696
      6,958   Medco Health Solutions,
                Inc.*........................       236,502
     34,600   UnitedHealth Group, Inc. ......     2,013,028
      7,900   WellPoint Health Networks,
                Inc.*........................       766,221
                                               ------------
                                                  3,980,909
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 2.5%
      3,350   Allergan, Inc. ................       257,314
      1,600   Bausch & Lomb, Inc. ...........        83,040
     16,900   Baxter International, Inc. ....       515,788
      7,900   Becton, Dickinson and Company..       325,006
      7,450   Biomet, Inc.(a)................       271,255
     34,150   Boston Scientific Corp.*.......     1,255,354
      1,300   C. R. Bard, Inc. ..............       105,625
      5,550   Genzyme Corp.*.................       273,837
     18,400   Guidant Corp. .................     1,107,680
     76,600   Johnson & Johnson..............     3,957,155
     32,000   Medtronic, Inc. ...............     1,555,520
      4,400   St. Jude Medical, Inc.*........       269,940
      5,200   Stryker Corp. .................       442,052
      5,200   Zimmer Holdings, Inc.*.........       366,080
                                               ------------
                                                 10,785,646
                                               ------------
              METALS AND MINING -- 0.4%
     22,100   Alcoa, Inc. ...................       839,800
      4,500   Freeport-McMoRan Copper & Gold,
                Inc. -- Class B(a)...........       189,585
     11,000   Newmont Mining Corp. ..........       534,710
      2,100   Phelps Dodge Corp.*(a).........       159,789
                                               ------------
                                                  1,723,884
                                               ------------
              MOTOR VEHICLES -- 0.6%
    111,650   Ford Motor Company(a)..........     1,786,400
      7,750   Harley-Davidson, Inc.(a).......       368,358
      6,000   PACCAR, Inc. ..................       510,720
                                               ------------
                                                  2,665,478
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              OIL AND GAS: PIPELINES -- 0.1%
      3,700   Kinder Morgan, Inc. ...........  $    218,670
     17,700   Williams Companies, Inc. ......       173,814
                                               ------------
                                                    392,484
                                               ------------
              OIL, COAL AND GAS -- 3.8%
      3,500   Amerada Hess Corp. ............       186,095
      6,650   Anadarko Petroleum Corp. ......       339,217
      1,682   Apache Corp. ..................       136,410
      3,900   BJ Services Company*...........       140,010
      5,800   Burlington Resources, Inc. ....       321,204
     38,800   ChevronTexaco Corp. ...........     3,351,932
     28,213   ConocoPhillips.................     1,849,926
     14,100   Devon Energy Corp. ............       807,366
      1,200   EOG Resources, Inc. ...........        55,404
    170,750   Exxon Mobil Corp. .............     7,000,749
      4,500   Halliburton Company............       117,000
      2,400   Kerr-McGee Corp. ..............       111,576
      8,200   Marathon Oil Corp. ............       271,338
      3,900   Nabors Industries, Ltd.*.......       161,850
      1,650   Noble Corp.*...................        59,037
     22,200   Occidental Petroleum Corp. ....       937,728
      5,100   Sunoco, Inc. ..................       260,865
      3,200   Transocean, Inc.*..............        76,832
      6,800   Unocal Corp. ..................       250,444
                                               ------------
                                                 16,434,983
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.4%
      1,600   Boise Cascade Corp. ...........        52,576
     10,300   Georgia-Pacific Corp. .........       315,901
     12,350   International Paper Company....       532,408
      6,450   Louisiana-Pacific Corp.*.......       115,326
      4,850   MeadWestvaco Corp. ............       144,288
      5,800   Weyerhauser Company............       371,200
                                               ------------
                                                  1,531,699
                                               ------------
              PHARMACEUTICALS -- 3.7%
     41,000   Abbott Laboratories............     1,910,600
     21,200   Bristol-Myers Squibb Company...       606,320
     29,200   Eli Lilly and Company..........     2,053,636
      3,700   Forest Laboratories, Inc.*.....       228,660
     10,350   King Pharmaceuticals, Inc.*....       157,941
     58,450   Merck & Company, Inc. .........     2,700,390
    198,160   Pfizer, Inc. ..................     7,000,992

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
      2,600   Watson Pharmaceuticals,
                Inc.*........................  $    119,600
     34,700   Wyeth..........................     1,473,014
                                               ------------
                                                 16,251,153
                                               ------------
              PRINTING AND PUBLISHING -- 0.1%
        800   Knight-Ridder, Inc. ...........        61,896
      3,850   New York Times Company -- Class
                A............................       183,992
      3,300   R.R. Donnelley & Sons
                Company(a)...................        99,495
                                               ------------
                                                    345,383
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     10,250   Equity Office Properties
                Trust........................       293,662
      7,550   Equity Residential.............       222,801
      6,100   Simon Property Group, Inc. ....       282,674
                                               ------------
                                                    799,137
                                               ------------
              RESEARCH AND DEVELOPMENT -- 0.6%
     32,784   Amgen, Inc.*...................     2,026,051
      3,300   Biogen Idec, Inc.*.............       121,374
      4,750   Chiron Corp.*..................       270,703
      2,500   MedImmune, Inc.*...............        63,500
                                               ------------
                                                  2,481,628
                                               ------------
              RETAIL -- 4.1%
     10,250   Bed Bath & Beyond, Inc.*.......       444,338
     18,700   Best Buy Company, Inc. ........       976,888
      4,000   Big Lots, Inc.*................        56,840
     19,000   Costco Wholesale Corp.*........       706,420
     15,850   CVS Corp. .....................       572,502
      8,050   Dollar General Corp. ..........       168,970
      4,650   Family Dollar Stores, Inc. ....       166,842
     10,550   Federated Department Stores,
                Inc. ........................       497,222
    105,000   Home Depot, Inc. ..............     3,726,449
      2,850   J.C. Penney Company, Inc.(a)...        74,898
     20,350   Lowe's Companies, Inc. ........     1,127,186
      8,000   May Department Stores
                Company(a)...................       232,560
      3,650   Nordstrom, Inc.(a).............       125,195
      8,100   Office Depot, Inc.*(a).........       135,351
      9,500   RadioShack Corp. ..............       291,460
      7,500   Sears, Roebuck & Company.......       341,175
     27,900   Staples, Inc.*.................       761,670
      3,850   Tiffany & Company..............       174,020
      5,400   TJX Companies, Inc. ...........       119,070

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
      9,800   Toys "R" Us, Inc.*(a)..........  $    123,872
    111,320   Wal-Mart Stores, Inc. .........     5,905,525
     25,900   Walgreen Company...............       942,242
                                               ------------
                                                 17,670,695
                                               ------------
              RETAIL: RESTAURANTS -- 0.8%
      7,950   Darden Restaurants, Inc.(a)....       167,268
     76,150   McDonald's Corp. ..............     1,890,805
     23,450   Starbucks Corp.*...............       775,257
      7,400   Wendy's International, Inc. ...       290,376
     11,800   YUM! Brands, Inc.*.............       405,920
                                               ------------
                                                  3,529,626
                                               ------------
              RETAIL: SUPERMARKETS -- 0.1%
     19,100   Kroger Company*(a).............       353,541
      4,500   Safeway, Inc.*.................        98,595
      4,750   SUPERVALU, Inc. ...............       135,803
      4,400   Winn-Dixie Stores, Inc.(a).....        43,780
                                               ------------
                                                    631,719
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.2%
     12,000   Agilent Technologies, Inc.*....       350,880
      6,900   Applera Corp.-Applied
                Biosystems Group.............       142,899
      3,800   Pall Corp. ....................       101,954
      7,000   PerkinElmer, Inc. .............       119,490
      5,200   Thermo Electron Corp.*.........       131,040
                                               ------------
                                                    846,263
                                               ------------
              SEMICONDUCTORS -- 3.0%
     22,800   Altera Corp.*..................       517,560
     10,600   Analog Devices, Inc.*..........       483,890
     68,200   Applied Materials, Inc.*.......     1,531,090
      3,100   Broadcom Corp. -- Class A*.....       105,679
    203,200   Intel Corp. ...................     6,543,039
      8,050   Linear Technology Corp. .......       338,664
      9,850   LSI Logic Corp.*...............        87,370
     19,200   Maxim Integrated Products,
                Inc. ........................       956,160
      4,450   National Semiconductor
                Corp.*.......................       175,375
      4,000   Novellus Systems, Inc.*........       168,200
      2,800   QLogic Corp.*..................       144,480
      5,200   Teradyne, Inc.*................       132,340
     44,600   Texas Instruments, Inc. .......     1,310,348
      9,900   Xilinx, Inc.*..................       383,526
                                               ------------
                                                 12,877,721
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.0%
      7,900   ALLTEL Corp. ..................  $    367,982
     17,010   AT&T Corp. ....................       345,303
     27,300   AT&T Wireless Services,
                Inc.*........................       218,127
     26,650   Avaya, Inc.*...................       344,851
     73,150   BellSouth Corp. ...............     2,070,145
      4,050   CenturyTel, Inc. ..............       132,111
     18,700   CIENA Corp.*...................       124,168
      8,400   Comverse Technology, Inc.*.....       147,756
     30,000   Corning, Inc.*(a)..............       312,900
    102,900   Lucent Technologies, Inc.*.....       292,236
     60,550   Motorola, Inc. ................       851,939
     60,800   Nextel Communications, Inc. --
                Class A*.....................     1,706,048
      8,150   QUALCOMM, Inc. ................       439,530
     85,000   SBC Communications, Inc. ......     2,215,950
      9,550   Scientific-Atlanta, Inc. ......       260,715
     23,250   Sprint Corp. (FON Group).......       381,765
      6,500   Symbol Technologies, Inc. .....       109,785
     10,400   Tellabs, Inc.*.................        87,672
     69,950   Verizon Communications,
                Inc. ........................     2,453,845
                                               ------------
                                                 12,862,828
                                               ------------
              TOOLS -- 0.1%
      2,200   Black & Decker Corp. ..........       108,504
      1,700   Snap-on, Inc. .................        54,808
      2,650   Stanley Works..................       100,356
                                               ------------
                                                    263,668
                                               ------------
              TOYS -- 0.1%
     11,200   Hasbro, Inc. ..................       238,336
     18,800   Mattel, Inc. ..................       362,276
                                               ------------
                                                    600,612
                                               ------------
              TRANSPORTATION -- 0.5%
     29,250   United Parcel Service, Inc. --
                Class B......................     2,180,588
                                               ------------
              TRANSPORTATION: FREIGHT -- 0.1%
      9,400   Burlington Northern Santa Fe
                Corp. .......................       304,090
      2,600   Union Pacific Corp. ...........       180,648
                                               ------------
                                                    484,738
                                               ------------
              TRANSPORTATION: SERVICES -- 0.0%
      3,000   Ryder System, Inc. ............       102,450
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              UTILITIES: ELECTRIC -- 1.4%
     23,900   Aes Corp.*.....................  $    225,616
      4,500   Ameren Corp. ..................       207,000
      9,840   American Electric Power
                Company, Inc. ...............       300,218
      4,700   American Power Conversion
                Corp.(a).....................       114,915
     14,600   CenterPoint Energy, Inc. ......       141,474
      4,300   Cinergy Corp. .................       166,883
      2,400   Consolidated Edison, Inc. .....       103,224
      8,250   Constellation Energy Group,
                Inc. ........................       323,070
      3,600   Dominion Resources, Inc. ......       229,788
      9,750   Duke Energy Corp. .............       199,388
     20,150   Edison International...........       441,890
      5,650   Entergy Corp. .................       322,785
      8,350   Exelon Corp. ..................       554,105
      8,300   FirstEnergy Corp. .............       292,160
      4,800   FPL Group, Inc. ...............       314,016
     12,250   PG&E Corp.*....................       340,183
      4,700   PPL Corp. .....................       205,625
      2,650   Progress Energy, Inc. .........       119,939
      6,800   Public Service Enterprise
                Group, Inc. .................       297,840
     20,500   Southern Company...............       620,124
      8,100   TXU Corp. .....................       192,132
     10,350   Xcel Energy, Inc. .............       175,743
                                               ------------
                                                  5,888,118
                                               ------------
              UTILITIES: GAS -- 0.1%
      4,000   KeySpan Corp. .................       147,200
      6,100   NiSource, Inc. ................       133,834
        650   Peoples Energy Corp. ..........        27,326
      5,700   Sempra Energy..................       171,342
                                               ------------
                                                    479,702
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $244,202,158)................   281,037,096
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 0.5%
    997,683   American Aadvantage Select(b)..       997,683
    308,862   Merrill Lynch Premier
                Institutional Fund(b)........       308,862
    855,157   Merrimac Cash Fund -- Premium
                Class(b).....................       855,157
                                               ------------
              TOTAL REGULATED INVESTMENT
                COMPANIES (Cost $2,161,702)..     2,161,702
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US TREASURY SECURITIES -- 6.4%
              US TREASURY BONDS -- 2.5%
$ 1,580,000   10.38%, 11/15/12(a)............  $  2,016,290
  2,540,000   12.00%, 08/15/13...............     3,510,163
    885,000   9.25%, 02/15/16................     1,270,564
  1,200,000   8.13%, 08/15/19................     1,621,313
  1,475,000   8.50%, 02/15/20................     2,060,565
    165,000   5.38%, 02/15/31................       172,122
                                               ------------
                                                 10,651,017
                                               ------------
              US TREASURY NOTES -- 3.3%
  2,575,000   2.00%, 08/31/05................     2,592,402
 10,190,000   1.63%, 10/31/05(a).............    10,177,272
  1,075,000   2.38%, 08/15/06(a).............     1,081,132
    375,000   2.63%, 11/15/06(a).............       378,428
    220,000   3.25%, 08/15/07................       224,477
     20,000   3.38%, 12/15/08................        20,142
     55,000   4.25%, 11/15/13................        54,957
                                               ------------
                                                 14,528,810
                                               ------------
              US TREASURY STRIPS -- 0.6%
  4,895,000   Zero coupon, 05/15/17..........     2,502,750
                                               ------------
              TOTAL US TREASURY SECURITIES
                (Cost $27,452,444)...........    27,682,577
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 13.3%
              FANNIE MAE -- 6.5%
    300,000   1.75%, 06/16/06................       295,565
    325,000   7.13%, 03/15/07................       368,495
    660,000   5.75%, 02/15/08................       725,706
  1,115,000   3.75%, 09/15/08................     1,115,468
    400,000   6.63%, 09/15/09................       457,943
  1,770,000   7.25%, 01/15/10................     2,089,501
  1,275,000   7.13%, 06/15/10................     1,501,047
  1,100,000   6.63%, 11/15/10................     1,265,649
  1,610,000   6.00%, 05/15/11................     1,787,111
  1,160,000   5.50%, 07/18/12................     1,188,539
    675,000   4.38%, 07/17/13................       647,416
    285,000   4.63%, 10/15/13................       283,545
    522,792   PL# 252345, 6.00%, 03/01/14....       549,781
    335,476   PL# 323842, 5.50%, 07/01/14....       349,390
    432,090   PL# 406815, 7.00%, 07/01/28....       458,152
    462,549   PL# 535675, 7.00%, 01/01/16....       494,909
      4,511   PL# 549906, 7.50%, 09/01/30....         4,822
      8,274   PL# 552549, 7.50%, 09/01/30....         8,844
    612,484   PL# 555531, 5.50%, 06/01/33....       620,962
      4,193   PL# 558384, 7.50%, 01/01/31....         4,483

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FANNIE MAE (CONTINUED)
$     6,299   PL# 561844, 7.50%, 11/01/30....  $      6,734
     37,926   PL# 564462, 6.50%, 03/01/32....        39,682
    103,136   PL# 566031, 6.00%, 03/01/16....       108,328
      5,270   PL# 568677, 7.50%, 01/01/31....         5,633
      9,440   PL# 572762, 7.50%, 03/01/31....        10,090
     36,069   PL# 575334, 6.00%, 04/01/16....        37,884
     83,403   PL# 577523, 6.00%, 05/01/16....        87,601
     17,306   PL# 578769, 6.00%, 05/01/16....        18,177
    270,979   PL# 579234, 6.00%, 04/01/16....       284,619
     32,736   PL# 582178, 7.50%, 06/01/31....        34,992
    143,991   PL# 582491, 6.00%, 05/01/16....       151,239
     25,063   PL# 594316, 6.50%, 07/01/31....        26,221
      7,260   PL# 602859, 6.50%, 10/01/31....         7,596
     98,724   PL# 614924, 7.00%, 12/01/16....       105,664
     40,577   PL# 618454, 5.50%, 12/01/16....        42,113
      8,951   PL# 620174, 6.50%, 12/01/31....         9,364
    214,162   PL# 627256, 6.50%, 03/01/32....       224,078
     44,837   PL# 649576, 6.00%, 12/01/32....        46,380
     99,567   PL# 748975, 4.00%, 10/01/18....        97,182
  3,600,000   TBA, 5.00%, 01/01/19...........     3,672,001
  2,500,000   TBA, 5.50%, 01/01/19...........     2,590,626
  1,900,000   TBA, 6.00%, 01/01/19...........     1,992,625
  1,200,000   TBA, 6.50%, 01/01/19...........     1,272,000
    700,000   TBA, 5.50%, 01/01/34...........       709,188
    100,000   TBA, 6.00%, 01/01/34...........       103,375
  2,400,000   TBA, 6.50%, 01/01/34...........     2,510,251
                                               ------------
                                                 28,410,971
                                               ------------
              FANNIE MAE GOLD -- 1.1%
    214,780   PL# E01172, 6.00%,
                07/01/17(e)..................       225,449
    477,170   PL# E89913, 6.00%,
                05/01/17(e)..................       500,874
    114,625   PL# E90603, 6.00%,
                07/01/17(e)..................       120,319
    284,442   PL# E90827, 5.50%, 08/01/17....       295,119
    188,551   PL# G01315, 7.00%, 09/01/31....       199,558
  2,100,000   TBA, 6.50%, 01/01/34...........     2,199,750
  1,200,000   TBA, 5.00%, 01/14/34...........     1,184,626
                                               ------------
                                                  4,725,695
                                               ------------
              FREDDIE MAC -- 2.8%
    695,000   3.50%, 04/01/08................       693,369
    140,000   3.63%, 09/15/08................       141,078
  2,825,000   3.88%, 11/10/08................     2,863,357
    590,000   6.63%, 09/15/09................       675,520
  1,190,000   4.38%, 02/04/10................     1,190,840

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              FREDDIE MAC (CONTINUED)
$   250,000   7.00%, 03/15/10................  $    292,103
    510,000   6.88%, 09/15/10................       593,136
  1,635,000   4.75%, 12/08/10................     1,653,152
  2,700,000   4.50%, 12/16/10................     2,702,095
    980,000   6.00%, 06/15/11................     1,089,347
    405,000   5.13%, 08/20/12................       405,141
                                               ------------
                                                 12,299,138
                                               ------------
              FREDDIE MAC GOLD -- 1.7%
  1,662,916   PL# A11986, 5.00%, 08/01/33....     1,642,803
  1,390,461   PL# A12447, 6.00%, 08/01/33....     1,437,951
    315,082   PL# A12800, 5.50%, 08/01/33....       319,148
    608,799   PL# A13041, 6.00%,
                09/01/33(e)..................       629,592
    298,578   PL# A13802, 5.00%, 09/01/33....       294,966
    436,545   PL# C01615, 6.00%, 08/01/33....       451,455
    651,909   PL# C01623, 5.50%, 09/01/33....       660,321
    103,591   PL# C64741, 7.00%, 03/01/32....       109,639
     87,183   PL# E00513, 6.00%,
                09/01/12(e)..................        91,616
    489,785   PL# E01388, 4.00%, 05/01/18....       479,206
     60,454   PL# E84467, 6.00%,
                07/01/16(e)..................        63,452
    109,911   PL# E89080, 6.00%,
                04/01/17(e)..................       115,371
    140,711   PL# E89874, 6.00%,
                05/01/17(e)..................       147,689
     89,091   PL# E91210, 6.00%,
                09/01/17(e)..................        93,516
     19,995   PL# G01309, 7.00%, 08/01/31....        21,162
    470,259   PL# G01391, 7.00%, 04/01/32....       497,713
    276,983   PL# G01477, 6.00%, 12/01/32....       286,434
    100,000   TBA, 6.00%, 01/01/19...........       104,781
                                               ------------
                                                  7,446,815
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION -- 0.9%
    581,614   PL# 003161, 6.50%, 11/20/31....       612,527
     19,451   PL# 461836, 7.00%, 01/15/28....        20,770
     40,902   PL# 480112, 6.00%, 04/15/29....        42,561
     45,369   PL# 499445, 6.00%, 04/15/29....        47,209
     76,320   PL# 552851, 6.00%, 10/15/32....        79,424
     66,410   PL# 555283, 6.50%, 04/15/32....        70,037
    199,390   PL# 555581, 7.00%, 10/15/31....       212,629
     35,736   PL# 569839, 6.50%, 06/15/32....        37,688
    130,148   PL# 578249, 6.00%, 10/15/32....       135,441
     90,670   PL# 587784, 6.50%, 12/15/32....        95,621
    391,443   PL# 590257, 6.00%, 10/15/32....       407,364
     12,822   PL# 596647, 7.00%, 09/15/32....        13,668
    136,554   PL# 780914, 6.00%, 11/15/28....       142,180

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                (CONTINUED)
$   593,071   PL# 781328, 7.00%, 09/15/31....  $    632,608
  1,200,000   TBA, 5.50%, 01/01/34...........     1,220,250
                                               ------------
                                                  3,769,977
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 0.2%
    600,000   Fannie Mae Grantor Trust,
                Series 2001-T2, Class B,
                6.02%, 11/25/10..............       658,737
                                               ------------
              RESOLUTION FUNDING STRIPS -- 0.1%
    250,000   Zero coupon, 07/15/18..........       113,674
    250,000   Zero coupon, 10/15/18..........       111,652
                                               ------------
                                                    225,326
                                               ------------
              TOTAL US GOVERNMENT AGENCY
                SECURITIES (Cost
                $57,177,093).................    57,536,659
                                               ------------
              CORPORATE BONDS AND NOTES -- 11.1%
              AEROSPACE AND DEFENSE -- 0.2%
     20,000   BE Aerospace -- 144A,
                8.50%, 10/01/10..............        21,550
     50,000   Lockheed Martin Corp.,
                8.50%, 12/01/29..............        65,718
    430,000   Lockheed Martin Corp.,
                7.20%, 05/01/36..............       510,357
     90,000   Northrop Grumman Corp.,
                7.13%, 02/15/11..............       104,241
     20,000   Northrop Grumman Corp.,
                7.75%, 02/15/31..............        24,397
    120,000   Raytheon Company,
                4.85%, 01/15/11..............       120,336
                                               ------------
                                                    846,599
                                               ------------
              AIRLINES -- 0.0%
    168,537   Continental Airlines, Inc.,
                Series 974A,
                6.90%, 01/02/18..............       166,567
                                               ------------
              AUTOMOBILES -- 0.3%
    150,000   Daimler Chrysler AG Corp.,
                7.45%, 03/01/27..............       160,084
    215,000   Daimler Chrysler NA Holding,
                4.75%, 01/15/08..............       220,175
    500,000   Daimler Chrysler NA Holding,
                4.05%, 06/04/08..............       497,092
    245,000   Daimler Chrysler NA Holding,
                6.50%, 11/15/13..............       258,556
                                               ------------
                                                  1,135,907
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AUTOMOTIVE EQUIPMENT -- 0.0%
$    90,000   Collins & Aikman Products,
                10.75%, 12/31/11.............  $     88,875
     70,000   Dura Operating Corp., Series B,
                8.63%, 04/15/12..............        74,900
                                               ------------
                                                    163,775
                                               ------------
              BANKS -- 0.9%
    220,000   ANZ Capital Trust I -- 144A,
                4.48%, perpetual.............       222,106
    335,000   ANZ Capital Trust I -- 144A,
                5.36%, perpetual.............       335,167
    130,000   Bank of America Corp.,
                7.40%, 01/15/11..............       152,682
    155,000   Bank of America Corp.,
                3.88%, 01/15/08..............       158,172
      5,000   Bank of America Corp.,
                7.80%, 02/15/10..............         5,953
    425,000   Bank of America Corp.,
                4.38%, 12/01/10..............       426,702
    510,000   Barclays Bank PLC -- 144A,
                Floating Rate,
                8.55%(c), perpetual..........       627,655
    175,000   Chase Manhattan Corp.,
                7.13%, 06/15/09..............       201,193
    600,000   DEPFA ACS Bank,
                3.63%, 10/29/08..............       596,532
    100,000   HSBC Holdings PLC,
                5.25%, 12/12/12..............       102,588
     50,000   JP Morgan Chase & Company,
                5.25%, 05/30/07..............        53,413
    110,000   JP Morgan Chase & Company,
                6.75%, 02/01/11..............       124,212
     75,000   Sovereign Bancorp,
                10.50%, 11/15/06.............        88,762
    250,000   Swedish Export Credit,
                2.88%, 01/26/07..............       251,455
     50,000   U.S. Bancorp, Series MTNN,
                3.95%, 08/23/07..............        51,489
    385,000   UBS Preferred Funding Trust I,
                Variable Rate,
                8.62%(l), 10/29/49...........       475,312
    100,000   Wells Fargo Bank N.A., Series
                BKNT, Variable Rate,
                7.80%(l), 06/15/10...........       107,975
                                               ------------
                                                  3,981,368
                                               ------------
              BROADCAST SERVICES/MEDIA -- 0.7%
    225,000   AOL Time Warner, Inc.,
                7.63%, 04/15/31..............       260,567
    270,000   British Sky Broadcasting,
                6.88%, 02/23/09..............       303,470

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/ MEDIA (CONTINUED)
$   235,000   Charter Communications Holdings
                LLC,
                10.75%, 10/01/09.............  $    216,788
     35,000   Charter Communications Holdings
                LLC,
                11.13%, 01/15/11(a)..........        32,288
    570,000   Comcast Cable Communications,
                Inc.,
                6.88%, 06/15/09..............       643,467
     30,000   Comcast Corp.,
                5.50%, 03/15/11..............        31,238
    235,000   Comcast Corp.,
                7.05%, 03/15/33..............       256,631
    100,000   CSC Holdings, Inc.,
                7.88%, 02/15/18..............       107,250
     60,000   DirecTV Holdings,
                8.38%, 03/15/13..............        69,900
     75,000   News America Holdings,
                8.88%, 04/26/23..............        96,395
     75,000   News America Holdings,
                7.63%, 11/30/28..............        87,138
     83,000   TCI Communications, Inc.,
                7.88%, 08/01/13..............        98,418
     75,000   TCI Communications, Inc.,
                7.88%, 02/15/26..............        87,934
     30,000   Time Warner, Inc.,
                7.25%, 10/15/17..............        34,229
     35,000   Time Warner, Inc.,
                6.88%, 06/15/18..............        38,597
    110,000   Time Warner, Inc.,
                6.95%, 01/15/28..............       117,906
    380,000   Time Warner, Inc.,
                6.63%, 05/15/29..............       391,973
     70,000   Vivendi Universal SA -- 144A,
                6.25%, 07/15/08..............        74,463
                                               ------------
                                                  2,948,652
                                               ------------
              CHEMICALS -- 0.1%
     85,000   Crown Euro Holdings SA,
                9.50%, 03/01/11..............        96,688
     50,000   Dow Chemical Company,
                6.00%, 10/01/12..............        52,721
    325,000   Dow Chemical Company,
                7.38%, 11/01/29..............       364,511
     15,000   Lyondell Chemical Company,
                9.50%, 12/15/08..............        15,750
     45,000   Nalco Company -- 144A,
                7.75%, 11/15/11..............        48,375
                                               ------------
                                                    578,045
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.2%
$    65,000   Ainsworth Lumber Company, Ltd.,
                13.88%, 07/15/07.............  $     75,075
     85,000   Beazer Homes USA,
                8.38%, 04/15/12..............        94,138
     75,000   D.R. Horton, Inc.,
                10.50%, 04/01/05.............        81,750
     55,000   K. Hovnanian Enterprises,
                6.50%, 01/15/14..............        55,069
    110,000   NVR, Inc.,
                5.00%, 06/15/10..............       108,350
    500,000   Ryland Group,
                8.00%, 08/15/06..............       547,499
     20,000   Ryland Group,
                5.38%, 06/01/08..............        20,700
     40,000   Ryland Group,
                9.13%, 06/15/11..............        45,900
                                               ------------
                                                  1,028,481
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.1%
    310,000   General Electric Company,
                5.00%, 02/01/13..............       314,082
                                               ------------
              CONTAINERS AND PACKAGING -- 0.0%
    130,000   Owens-Brockway Glass
                Containers,
                8.75%, 11/15/12..............       145,438
                                               ------------
              ELECTRONICS -- 0.1%
     80,000   Flextronics International,
                Ltd.,
                6.50%, 05/15/13..............        83,200
     20,000   L-3 Communications Corp.,
                6.13%, 07/15/13..............        20,250
    245,000   L-3 Communications Corp. --
                144A,
                6.13%, 01/15/14..............       246,838
                                               ------------
                                                    350,288
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.1%
     95,000   Allied Waste North America
                Industries, Inc.,
                7.88%, 04/15/13..............       103,312
     55,000   Allied Waste North America
                Industries, Inc.,
                7.40%, 09/15/35..............        52,388
     80,000   Allied Waste North America
                Industries, Inc., Series B,
                8.88%, 04/01/08..............        90,000
     45,000   Allied Waste North America
                Industries, Inc., Series B,
                9.25%, 09/01/12..............        51,300
                                               ------------
                                                    297,000
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES -- 1.6%
$   140,000   Citigroup, Inc.,
                5.75%, 05/10/06..............  $    150,755
    300,000   Citigroup, Inc.,
                3.50%, 02/01/08..............       301,408
    585,000   Citigroup, Inc.,
                7.25%, 10/01/10..............       682,779
    205,000   Citigroup, Inc.,
                5.88%, 02/22/33..............       202,170
    300,000   Credit Suisse First Boston USA,
                Inc.,
                3.88%, 01/15/09..............       299,981
    180,000   Credit Suisse First Boston USA,
                Inc.,
                6.13%, 11/15/11..............       196,280
    175,000   General Electric Capital Corp.,
                Series MTNA,
                6.50%, 12/10/07..............       195,987
    545,000   General Electric Capital Corp.,
                Series MTNA,
                6.13%, 02/22/11..............       600,435
    420,000   General Electric Capital Corp.,
                Series MTNA,
                5.88%, 02/15/12..............       452,120
     50,000   General Electric Capital Corp.,
                Series MTNA,
                6.75%, 03/15/32..............        55,540
     80,000   General Motors Acceptance
                Corp.,
                7.75%, 01/19/10..............        90,796
    165,000   General Motors Acceptance
                Corp.,
                7.25%, 03/02/11..............       181,278
    190,000   General Motors Acceptance
                Corp.,
                6.88%, 09/15/11..............       204,962
     40,000   Goldman Sachs Group, Inc.,
                7.35%, 10/01/09..............        46,707
    205,000   Goldman Sachs Group, Inc.,
                6.60%, 01/15/12..............       229,455
    425,000   Goldman Sachs Group, Inc.,
                5.25%, 10/15/13..............       429,897
    135,000   Goldman Sachs Group, Inc.,
                6.13%, 02/15/33..............       136,413
     50,000   Household Finance Corp.,
                7.20%, 07/15/06..............        55,642
    275,000   Household Finance Corp.,
                6.75%, 05/15/11..............       310,035
     50,000   Household Finance Corp.,
                7.00%, 05/15/12..............        57,110
    390,000   Household Finance Corp.,
                6.38%, 11/27/12..............       428,585

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
$   200,000   Household Finance Corp.,
                4.75%, 07/15/13..............  $    194,886
     75,000   Household Finance Corp.,
                7.63%, 05/17/32..............        90,975
     75,000   JP Morgan Chase & Company,
                3.63%, 05/01/08..............        75,226
    120,000   JP Morgan Chase & Company,
                4.50%, 11/15/10..............       121,131
    190,000   Lehman Brothers Holdings, Inc.,
                6.25%, 05/15/06..............       206,530
     55,000   Lehman Brothers Holdings, Inc.,
                7.00%, 02/01/08..............        62,175
     75,000   Morgan Stanley,
                6.10%, 04/15/06..............        81,202
    150,000   Morgan Stanley,
                5.80%, 04/01/07..............       163,168
    180,000   Morgan Stanley,
                6.75%, 04/15/11..............       203,953
     60,000   SLM Corp., Series MTN,
                3.63%, 03/17/08..............        59,802
    150,000   SLM Corp., Series MTN,
                5.63%, 08/01/33..............       142,795
    130,000   Wells Fargo Financial,
                6.13%, 04/18/12..............       142,579
                                               ------------
                                                  6,852,757
                                               ------------
              FOOD AND BEVERAGE -- 0.3%
     80,000   Cadbury Schweppes -- 144A,
                5.13%, 10/01/13..............        79,630
    100,000   Diageo Capital PLC,
                3.50%, 11/19/07..............       100,953
     95,000   Diageo Capital PLC,
                3.38%, 03/20/08..............        94,471
    125,000   General Mills, Inc.,
                5.13%, 02/15/07..............       132,878
    150,000   Kellogg Company, Series B,
                6.60%, 04/01/11..............       168,349
    720,000   Kraft Foods, Inc.,
                5.63%, 11/01/11..............       759,826
                                               ------------
                                                  1,336,107
                                               ------------
              FUNERAL SERVICES -- 0.0%
     30,000   Service Corp. International,
                7.70%, 04/15/09..............        32,175
                                               ------------
              INSURANCE -- 0.4%
     40,000   American General Capital II,
                8.50%, 07/01/30..............        52,199
     65,000   Americo Life, Inc. -- 144A,
                7.88%, 05/01/13..............        65,163

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              INSURANCE (CONTINUED)
$   575,000   ASIF Global Financial XXIII --
                144A,
                3.90%, 10/22/08..............  $    580,966
    125,000   ASIF Global Financing -- 144A,
                3.85%, 11/26/07..............       127,172
    115,000   Fund American Companies, Inc.,
                5.88%, 05/15/13..............       116,602
     50,000   MetLife, Inc.,
                6.50%, 12/15/32..............        53,197
    100,000   New York Life Insurance --
                144A,
                5.88%, 05/15/33..............        99,733
     80,000   Pacific Life Corp. -- 144A,
                6.60%, 09/15/33..............        84,770
    210,000   Protective Life Secured Trust,
                Series MTN,
                3.70%, 11/24/08..............       209,565
    125,000   Prudential Financial, Inc.,
                Series MTNB,
                5.75%, 07/15/33..............       118,470
    100,000   Prudential Insurance
                Company -- 144A,
                6.38%, 07/23/06..............       108,997
                                               ------------
                                                  1,616,834
                                               ------------
              MANUFACTURING -- 0.2%
    165,000   Briggs & Stratton Corp.,
                8.88%, 03/15/11..............       194,700
     90,000   Dresser, Inc.,
                9.38%, 04/15/11..............        98,325
    135,000   Tyco International Group SA,
                6.38%, 06/15/05..............       142,763
    110,000   Tyco International Group SA,
                6.38%, 02/15/06..............       117,700
    274,000   Tyco International Group SA,
                5.80%, 08/01/06..............       291,124
     35,000   Tyco International Group SA,
                6.75%, 02/15/11..............        38,413
                                               ------------
                                                    883,025
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.1%
     40,000   HCA, Inc.,
                6.95%, 05/01/12..............        42,957
     40,000   HCA, Inc.,
                6.25%, 02/15/13..............        41,015
    100,000   HCA, Inc.,
                7.50%, 11/06/33..............       104,596
     55,000   United Surgical Partners, Inc.,
                10.00%, 12/15/11.............        62,700
                                               ------------
                                                    251,268
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              METALS AND MINING -- 0.0%
$   125,000   Alcan, Inc.,
                6.13%, 12/15/33..............  $    126,193
                                               ------------
              OIL AND GAS: PIPELINES -- 0.3%
    275,000   Consolidated Natural Gas,
                Series A,
                5.00%, 03/01/14..............       273,856
    105,000   Dynegy Holdings, Inc. -- 144A,
                10.13%, 07/15/13.............       121,275
    100,000   El Paso Natural Gas,
                8.38%, 06/15/32..............       102,700
     55,000   El Paso Production Holdings --
                144A,
                7.75%, 06/01/13..............        54,450
     60,000   Gulfterra Energy Partner,
                6.25%, 06/01/10..............        62,700
     46,000   Gulfterra Energy
                Partner -- 144A,
                10.63%, 12/01/12.............        57,270
    125,000   Kinder Morgan Energy Partners,
                7.30%, 08/15/33..............       142,500
     50,000   Tennessee Gas Pipeline,
                7.50%, 04/01/17..............        51,875
     40,000   Williams Companies, Inc.,
                7.13%, 09/01/11..............        42,500
    155,000   Williams Companies, Inc.,
                8.13%, 03/15/12..............       172,825
                                               ------------
                                                  1,081,951
                                               ------------
              OIL, COAL AND GAS -- 0.3%
    100,000   Anadarko Finance Company,
                Series B,
                7.50%, 05/01/31..............       117,519
    230,000   Anadarko Petroleum Corp.,
                5.38%, 03/01/07..............       246,062
    195,000   Conoco Funding Company,
                6.35%, 10/15/11..............       218,966
    115,000   Conoco, Inc.,
                6.95%, 04/15/29..............       130,827
     90,000   ConocoPhillips,
                5.90%, 10/15/32..............        90,551
     75,000   Devon Energy Corp.,
                7.95%, 04/15/32..............        90,716
    230,000   Encana Corp.,
                6.30%, 11/01/11..............       254,734
     75,000   Hanover Equipment Trust, Series
                B,
                8.75%, 09/01/11..............        79,875

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$    50,000   Massey Energy Company,
                6.95%, 03/01/07..............  $     51,500
     75,000   Suncor Energy, Inc.,
                5.95%, 12/01/34..............        74,763
                                               ------------
                                                  1,355,513
                                               ------------
              PAPER AND FOREST PRODUCTS -- 0.2%
     30,000   Boise Cascade Company,
                6.50%, 11/01/10..............        31,338
     90,000   Caraustar Industries, Inc.,
                7.38%, 06/01/09..............        94,950
     65,000   Georgia-Pacific Corp.,
                8.88%, 02/01/10..............        74,425
    190,000   Georgia-Pacific Corp. -- 144A,
                8.00%, 01/15/24..............       194,750
    165,000   Weyerhaeuser Company,
                5.25%, 12/15/09..............       171,571
    100,000   Weyerhaeuser Company,
                6.75%, 03/15/12..............       109,267
    115,000   Weyerhaeuser Company,
                7.13%, 07/15/23..............       121,375
     70,000   Weyerhaeuser Company,
                6.88%, 12/15/33..............        72,169
                                               ------------
                                                    869,845
                                               ------------
              PHARMACEUTICALS -- 0.1%
    125,000   Bristol-Myers Squibb,
                6.88%, 08/01/97..............       137,343
    175,000   Wyeth,
                5.50%, 02/01/14..............       177,339
                                               ------------
                                                    314,682
                                               ------------
              PRIVATE ASSET BACKED: AUTOMOBILES -- 0.4%
  1,600,000   Daimler Chrysler Auto Trust,
                Series 01-C, Class A4,
                4.63%, 12/06/06..............     1,646,746
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 0.1%
    429,730   Banc of America Funding Corp.,
                Series 2003-1, Class A1,
                6.00%, 05/20/33..............       435,202
    124,242   Washington Mutual MSC, Series
                2002-MS12, Class A, 6.50%,
                05/25/32.....................       128,215
                                               ------------
                                                    563,417
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: CREDIT CARDS -- 0.5%
$ 1,250,000   Citibank Credit Card Issuance
                Trust, Series 2003-A6, Class
                A6,
                2.90%, 05/17/10..............  $  1,223,773
    975,000   Sears Credit Account Master
                Trust, Series 2002-5, Class
                A, Floating Rate,
                1.54%(d), 11/17/09...........       976,967
                                               ------------
                                                  2,200,740
                                               ------------
              PRIVATE ASSET BACKED: FINANCIAL
                SERVICES -- 0.4%
    800,000   Countrywide Alternative Loan
                Trust,
                5.00%, 02/15/19..............       802,999
    510,000   Morgan Stanley Capital I,
                Series 1999-FNV1, Class A2,
                6.53%, 03/15/31..............       569,731
    150,144   SLM, Series 2001-3, Class A1L,
                Floating Rate,
                1.20%(c), 04/25/10...........       150,407
                                               ------------
                                                  1,523,137
                                               ------------
              PRIVATE ASSET BACKED: MORTGAGE AND HOME
                EQUITY -- 1.1%
    363,471   Bear Stearns Commercial
                Mortgage Securities, Series
                2001, Class A1,
                6.08%, 02/15/35..............       392,748
    900,000   GMAC Commercial Mortgage
                Securities, Inc., Series
                1999-C2, Class A2,
                6.95%, 09/15/33..............     1,021,387
  1,090,000   GMAC Commercial Mortgage
                Securities, Inc., Series
                2000-C3, Class A2,
                6.96%, 09/15/35..............     1,242,157
    639,732   GS Mortgage Securities Corp.,
                Series 1998-C1, Class A3,
                6.14%, 10/18/30..............       690,327
    680,000   JP Morgan Chase Commercial
                Mortgage Securities Corp.,
                Series 2001-CIB2, Class A3,
                6.43%, 04/15/35..............       759,056
    665,000   Salomon Brothers Mortgage
                Securities VII, 2000-C3,
                Series A2,
                6.59%, 12/18/33..............       746,714
                                               ------------
                                                  4,852,389
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              PRIVATE ASSET BACKED: OTHER -- 0.4%
$   378,019   Impac Secured Assets Common
                Owner Trust, Series 2003-2,
                Class A2,
                6.00%, 08/25/33..............  $    394,135
    613,094   SLM Student Loan Trust, Series
                2002-1, Class A1, Floating
                Rate,
                1.19%(c), 10/25/10...........       613,873
    512,910   Small Business Administration,
                Series 2002-P10B, Class 1,
                5.20%, 08/01/12..............       517,582
                                               ------------
                                                  1,525,590
                                               ------------
              PRIVATE ASSET BACKED: UTILITIES -- 0.5%
  2,000,000   Peco Energy Transition Trust,
                Series 2000-A, Class A4,
                7.65%, 03/01/10..............     2,354,416
                                               ------------
              REAL ESTATE -- 0.0%
     50,000   EOP Operating LP,
                7.50%, 04/19/29..............        56,125
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     30,000   Host Marriott LP -- 144A,
                7.13%, 11/01/13..............        30,750
     35,000   Mandalay Resort Group, Series
                B,
                10.25%, 08/01/07.............        40,600
    130,000   Mohegan Tribal Gaming,
                6.38%, 07/15/09..............       134,875
     50,000   Park Place Entertainment,
                8.88%, 09/15/08..............        56,750
     25,000   Park Place Entertainment,
                7.00%, 04/15/13..............        26,813
                                               ------------
                                                    289,788
                                               ------------
              RETAIL -- 0.0%
    130,000   Wal-Mart Stores,
                7.55%, 02/15/30..............       160,498
                                               ------------
              RETAIL: SUPERMARKETS -- 0.1%
    125,000   Kroger Company,
                6.75%, 04/15/12..............       138,725
    200,000   Kroger Company,
                6.20%, 06/15/12..............       214,860
                                               ------------
                                                    353,585
                                               ------------
              SPECIAL PURPOSE ENTITY -- 0.0%
    175,000   Principal Life Global -- 144A,
                5.25%, 01/15/13..............       177,573
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.6%
$   135,000   British Telecom PLC, Variable
                Rate,
                8.88%, 12/15/30(l)...........  $    177,164
     50,000   Crown Castle International
                Corp. -- 144A,
                7.50%, 12/01/13..............        50,500
     45,000   Deutsche Telekom, Variable
                Rate,
                8.50%, 06/15/10(l)...........        54,494
    125,000   Deutsche Telekom International
                Corp., Variable Rate,
                8.25%, 06/15/05(l)...........       135,650
    215,000   Deutsche Telekom International
                Finance, Variable Rate,
                8.75%, 06/15/30(l)...........       275,628
    250,000   New England Telephone &
                Telegraph,
                7.88%, 11/15/29..............       299,763
    210,000   New Jersey Bell Telephone,
                7.85%, 11/15/29..............       249,615
     25,000   Panamsat Corp.,
                8.50%, 02/01/12..............        27,875
    245,000   Qwest Capital Funding Corp.,
                7.75%, 08/15/06..............       254,800
    115,000   Qwest Capital Funding Corp.,
                7.00%, 08/03/09..............       114,713
    130,000   Verizon Pennsylvania, Series A,
                5.65%, 11/15/11..............       136,607
    410,000   Vodafone Group PLC,
                5.00%, 12/16/13..............       409,257
     90,000   Vodafone Group PLC,
                6.25%, 11/30/32..............        92,163
    630,000   WorldCom, Inc.,
                6.40%, 08/15/05(f)...........       212,625
    430,000   WorldCom, Inc.,
                8.00%, 05/15/06(f)...........       145,125
     20,000   WorldCom, Inc.,
                8.25%, 05/15/10(f)...........         6,750
    260,000   WorldCom, Inc.,
                8.25%, 05/15/31(f)...........        87,750
                                               ------------
                                                  2,730,479
                                               ------------
              TRANSPORTATION: FREIGHT -- 0.2%
    230,000   Burlington Northern Santa Fe
                Corp.,
                7.29%, 06/01/36..............       273,761
    400,000   Canadian National Railway
                Company,
                6.90%, 07/15/28(k)...........       448,582
                                               ------------
                                                    722,343
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              '-TRANSPORTATION: SERVICES -- 0.0%
$    55,000   Omi Corp. -- 144A,
                7.63%, 12/01/13..............  $     55,756
     90,000   Overseas Shipholding Group,
                8.25%, 03/15/13..............        96,863
     45,000   Overseas Shipholding Group,
                8.75%, 12/01/13..............        49,556
                                               ------------
                                                    202,175
                                               ------------
              UTILITIES -- 0.0%
     35,000   National Waterworks, Inc.,
                Series B,
                10.50%, 12/01/12.............        39,288
     35,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10.............        42,700
                                               ------------
                                                     81,988
                                               ------------
              UTILITIES: ELECTRIC -- 0.5%
    185,000   AES Corp. -- 144A,
                8.75%, 05/15/13..............       207,663
    185,000   Calpine Corp. -- 144A,
                8.50%, 07/15/10..............       181,300
     50,000   Dominion Resources, Inc.,
                Series E,
                6.75%, 12/15/32..............        53,661
    290,000   DTE Energy Corp.,
                6.45%, 06/01/06..............       313,682
     85,000   Edison Mission Energy,
                7.73%, 06/15/09..............        81,388
    110,000   First Energy Corp., Series C,
                7.38%, 11/15/31..............       112,931
     75,000   Midwest Generation LLC, Series
                A,
                8.30%, 07/02/09..............        78,284
     95,000   Midwest Generation LLC, Series
                B,
                8.56%, 01/02/16..............        99,199
    275,000   Ohio Edison -- 144A,
                5.45%, 05/01/15..............       266,373
     25,000   Oncor Electric Delivery,
                6.38%, 01/15/15..............        27,233
    150,000   Oncor Electric Delivery,
                7.25%, 01/15/33..............       171,193
    160,000   Progress Energy, Inc.,
                7.00%, 10/30/31..............       171,898

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
$   150,000   SP PowerAssets, Ltd. -- 144A,
                5.00%, 10/22/13..............  $    151,145
     50,000   Virginia Electric & Power,
                5.25%, 12/15/15..............        50,282
                                               ------------
                                                  1,966,232
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $47,558,090)...........    48,083,773
                                               ------------
              MUNICIPAL BONDS -- 0.4%
              CALIFORNIA -- 0.1%
    250,000   California State Department of
                Water Powersupply Revenue
                Bond, Series E,
                3.98%, 05/01/05..............       254,033
                                               ------------
              ILLINOIS -- 0.3%
  1,475,000   Illinois State Pension, General
                Obligation,
                5.10%, 06/01/33..............     1,356,218
                                               ------------
              WISCONSIN -- 0.0%
    120,000   Wisconsin State General Revenue
                Bond, Series A,
                5.70%, 05/01/26..............       121,986
                                               ------------
              TOTAL MUNICIPAL BONDS (Cost
                $1,844,613)..................     1,732,237
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 3.8%
  5,085,000   Bundesobligation, Series 142,
                3.00%, 04/11/08(h)...........     6,308,150
  2,625,000   Canadian Government,
                5.25%, 06/01/13(j)...........     2,125,010
  3,900,000   French Treasury Note,
                3.50%, 01/12/08..............     4,944,913
  7,695,000   Government of Sweden,
                5.00%, 01/28/09(i)...........     1,112,242
     75,000   Province of Quebec, Series A,
                7.37%, 03/06/26(g)...........        90,253
    145,000   Province of Quebec, Series
                MTNA,
                7.38%, 04/09/26..............       173,787
     90,000   Province of Quebec, Series NJ,
                7.50%, 07/15/23..............       110,736
    533,562   Republic of Colombia,
                9.75%, 04/09/11..............       608,260
    250,000   United Mexican States,
                11.38%, 09/15/16.............       355,000
    602,000   United Mexican States,
                8.13%, 12/30/19..............       674,240
                                               ------------
              TOTAL FOREIGN GOVERNMENT
                OBLIGATIONS (Cost
                $15,378,415).................    16,502,591
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.2%
              FANNIE MAE -- 0.1%
$   567,671   1.06%, 01/02/04(b).............  $    567,671
                                               ------------
              FREDDIE MAC -- 0.1%
    285,052   1.06%, 01/27/04(b).............       285,052
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $852,723)....................       852,723
                                               ------------
              TIME DEPOSITS -- 3.5%
  2,612,093   Bank of Montreal,
                1.06%, 01/15/04(b)...........     2,612,093
  1,140,210   Bank of Montreal,
                1.06%, 02/17/04(b)...........     1,140,210
  1,425,262   Bank of Novia Scotia,
                1.08%, 03/10/04(b)...........     1,425,262
    855,157   Citigroup, Inc.,
                1.08%, 01/05/04(b)...........       855,157
    427,579   Citigroup, Inc.,
                1.09%, 02/06/04(b)...........       427,579
    855,157   Credit Agricole Indosuez,
                0.98%, 01/02/04(b)...........       855,157
    855,157   Credit Agricole Indosuez,
                1.08%, 01/28/04(b)...........       855,157
  1,140,210   Den Danske Bank,
                1.08%, 01/20/04(b)...........     1,140,210
  1,425,262   Royal Bank of Canada,
                1.05%, 02/27/04(b)...........     1,425,262
    712,631   Royal Bank of Scotland,
                1.08%, 01/09/04(b)...........       712,631
    285,052   Royal Bank of Scotland,
                1.08%, 01/15/04(b)...........       285,052
  2,137,893   Royal Bank of Scotland,
                1.08%, 01/20/04(b)...........     2,137,893
    712,631   Svenska Handlesbanken,
                1.08%, 02/04/04(b)...........       712,631
    285,052   Toronto Dominion Bank,
                1.10%, 01/08/04(b)...........       285,052
    427,579   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b)...........       427,579
                                               ------------
              TOTAL TIME DEPOSITS (Cost
                $15,296,925).................    15,296,925
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM CORPORATE NOTES -- 1.7%
$   285,052   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).......  $    285,052
    285,052   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).......       285,052
    712,631   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).......       712,631
    570,105   Fleet National Bank, Floating
                Rate,
                1.00%(**), 01/21/04(b).......       570,105
    712,631   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).......       712,631
  1,140,210   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).......     1,140,210
  1,852,841   Morgan Stanley, Floating Rate,
                1.05%(**), 06/14/04(b).......     1,852,841
    427,579   Morgan Stanley, Floating Rate,
                1.05%(**), 06/21/04(b).......       427,579
  1,425,262   Morgan Stanley, Floating Rate,
                1.05%(**), 09/10/04(b).......     1,425,262
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $7,411,363)......     7,411,363
                                               ------------
              SHORT TERM COMMERCIAL PAPER -- 0.1%
    311,098   General Electric Capital Corp.,
                1.09%, 01/09/04(b)...........       311,098
    285,052   General Electric Capital Corp.,
                1.08%, 01/16/04(b)...........       285,052
                                               ------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER (Cost $596,150)........       596,150
                                               ------------
              TOTAL SECURITIES (Cost
                $419,931,676)................   458,893,796
                                               ------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 5.1%
$ 3,135,576   With Goldman Sachs Group, Inc.,
                dated 12/31/03, 1.04%, due
                01/02/04, repurchase proceeds
                at maturity $3,135,757
                (Collateralized by Archer-
                Daniels-Midland Company,
                8.88%, due 04/15/11, with a
                value of $655,307, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $643,265, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value of
                $1,022,107, Morgan Stanley,
                6.75%, due 04/15/11, with a
                value of $255,743, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $621,866)(b)........  $  3,135,576
  1,509,171   With Investors Bank and Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $1,509,209
                (Collateralized by Small
                Business Administration,
                4.38%, due 08/25/14, with a
                value of $1,584,629).........     1,509,171
 17,466,394   With Investors Bank and Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $17,466,831
                (Collateralized by Fannie
                Mae, 4.38%, due 03/01/33,
                with a value of $16,663,532
                and Fannie Mae Adjustable
                Rate Mortgage, 5.34%, due
                07/01/26, with a value of
                $1,676,270)..................    17,466,394
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $22,111,141)...........    22,111,141
                                               ------------
              SECURITIES SOLD SHORT -- (0.4)%
  1,300,000   Fannie Mae Gold, TBA,
                6.00%, 01/20/04..............    (1,362,156)
    600,000   Fannie Mae Gold, TBA,
                5.00%, 02/12/04..............      (590,437)
                                               ------------
              TOTAL SECURITIES SOLD SHORT
                (Proceeds $1,944,612)........    (1,952,593)
                                               ------------
 CONTRACTS                                        VALUE
 ---------                                     ------------
              CALL OPTIONS WRITTEN -- 0.0%
  1,050,000   Fannie Mae Gold Expiring
                February 2004 @ 96.968, 5.00%
                02/05/04.....................  $     (4,431)
         30   US Treasury Note (10 Year)
                March Future, Expiring
                February 2004 @ 110, zero
                coupon, 02/21/04.............       (20,625)
                                               ------------
              TOTAL CALL OPTIONS WRITTEN
                (Premium $48,164)............       (25,056)
                                               ------------
              Total Investments -- 110.4%
                (Cost $440,050,041)..........   479,027,288
              Liabilities less other
                assets -- (10.4)%............   (44,941,456)
                                               ------------
              NET ASSETS -- 100.0%...........  $434,085,832
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $453,240,633.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $31,961,556
    Gross unrealized depreciation...........   (4,197,252)
                                              -----------
    Net unrealized appreciation.............  $27,764,304
                                              ===========

---------------

(a) All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(c) Quarterly reset provision. The rate shown was in effect at December 31, 2003.

(d) Monthly reset provision. The rate shown was in effect at December 31, 2003.

(e) Security is segregated as collateral for short sales and written options.

(f)  Bond is in default.

(g) Step bond. The rate shown was in effect at December 31, 2003.

(h) Principal amount shown for this debt security is denominated in Euros.

(i)  Principal amount shown for this debt security is denominated in Swedish
     Krona.

(j) Principal amount shown for this debt security is denominated in Canadian dollars.

(k) Security is segregated as initial margin for futures contracts.

(l) Variable Rate Security. Interest rate based on the credit rating of the issuer. The rate shown was in effect at December 31, 2003.

*   Non-income producing security.

**  Variable Rate Security. The rate shown was in effect at December 31, 2003.

TBA To be assigned. Securities are purchased on a forward commitment basis with approximate principal amount (generally +/-1.0%) and general stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                       See notes to financial statements.

                           VALUE AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS -- 97.2%
              AEROSPACE AND DEFENSE -- 0.8%
     85,000   Northrop Grumman Corp.(a)....  $    8,126,000
     90,000   United Technologies Corp. ...       8,529,300
                                             --------------
                                                 16,655,300
                                             --------------
              APPAREL: MANUFACTURING -- 0.6%
    293,100   V. F. Corp. .................      12,673,644
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 1.3%
     70,000   Johnson Controls, Inc. ......       8,128,400
    142,725   Lear Corp.(a)................       8,753,324
    153,900   Magna International, Inc. --
                Class A(a).................      12,319,695
                                             --------------
                                                 29,201,419
                                             --------------
              BANKS -- 12.4%
    931,400   Bank of America Corp.(a).....      74,912,501
    850,000   Bank One Corp. ..............      38,751,500
     50,000   Commerce Bancorp, Inc.(a)....       2,634,000
    534,200   FleetBoston Financial
                Corp. .....................      23,317,830
     93,600   Golden West Financial
                Corp. .....................       9,658,584
  1,129,840   J.P. Morgan Chase & Company..      41,499,023
    397,300   National City Corp. .........      13,484,362
    386,900   Regions Financial Corp. .....      14,392,680
    560,000   Wachovia Corp. ..............      26,090,400
    540,150   Washington Mutual, Inc. .....      21,670,818
    132,800   Wells Fargo & Company........       7,820,592
                                             --------------
                                                274,232,290
                                             --------------
              BROADCAST SERVICES/MEDIA -- 5.0%
    230,000   Clear Channel Communications,
                Inc. ......................      10,770,900
    808,165   Comcast Corp. -- Class A*....      26,564,384
    365,000   Comcast Corp. -- Special
                Class A*...................      11,417,200
    878,000   Time Warner, Inc.*...........      15,795,220
    775,000   Viacom, Inc. -- Class B......      34,394,500
    315,000   Westwood One, Inc.*..........      10,776,150
                                             --------------
                                                109,718,354
                                             --------------
              BUSINESS SERVICES -- 0.7%
    400,000   First Data Corp. ............      16,436,000
                                             --------------
              CHEMICALS -- 1.3%
     25,000   Ashland, Inc. ...............       1,101,500
    328,100   Dow Chemical Company.........      13,639,117
    186,600   Eastman Chemical Company.....       7,376,298

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              CHEMICALS (CONTINUED)
     93,300   International Flavors &
                Fragrances, Inc.(a)........  $    3,258,036
     82,500   Lubrizol Corp. ..............       2,682,900
                                             --------------
                                                 28,057,851
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.9%
    750,000   Microsoft Corp. .............      20,655,000
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.9%
  1,582,400   Hewlett-Packard Company......      36,347,728
     61,000   International Business
                Machines Corp. ............       5,653,480
                                             --------------
                                                 42,001,208
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.7%
    100,000   American Standard Companies,
                Inc.*......................      10,070,000
     98,200   Martin Marietta Materials,
                Inc. ......................       4,612,454
                                             --------------
                                                 14,682,454
                                             --------------
              CONSUMER GOODS AND SERVICES -- 6.0%
  1,014,400   Altria Group, Inc. ..........      55,203,648
    250,000   Avon Products, Inc. .........      16,872,500
    350,000   Colgate-Palmolive Company....      17,517,500
    425,000   Loews Corp. -- Carolina
                Group......................      10,727,000
    185,000   Procter & Gamble Company.....      18,477,800
    166,100   Whirlpool Corp.(a)...........      12,067,165
                                             --------------
                                                130,865,613
                                             --------------
              DISTRIBUTION -- 0.5%
    272,200   Avnet, Inc.*.................       5,895,852
    324,105   Ingram Micro, Inc. -- Class
                A*.........................       5,153,270
                                             --------------
                                                 11,049,122
                                             --------------
              ELECTRONICS -- 1.0%
    641,400   Flextronics International,
                Ltd.*(a)...................       9,518,376
  1,638,375   Solectron Corp.*.............       9,682,796
    147,600   Thomas & Betts Corp. ........       3,378,564
                                             --------------
                                                 22,579,736
                                             --------------
              FINANCIAL SERVICES -- 9.0%
  1,910,500   Citigroup, Inc. .............      92,735,670
    394,800   Fannie Mae...................      29,633,688
    192,900   Freddie Mac..................      11,249,928
    209,800   Lehman Brothers Holdings,
                Inc. ......................      16,200,756
    750,000   MBNA Corp. ..................      18,637,500

                       See notes to financial statements.

                           VALUE AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
    135,000   Merrill Lynch & Company,
                Inc.(a)....................  $    7,917,750
    361,400   Morgan Stanley...............      20,914,218
                                             --------------
                                                197,289,510
                                             --------------
              FOOD AND BEVERAGE -- 1.6%
    335,000   Anheuser-Busch Companies,
                Inc. ......................      17,647,800
    265,000   Dean Foods Company*..........       8,710,550
    195,000   PepsiCo, Inc. ...............       9,090,900
                                             --------------
                                                 35,449,250
                                             --------------
              INSURANCE -- 8.5%
    500,000   Ace, Ltd. ...................      20,710,000
    731,300   Allstate Corp. ..............      31,460,526
    707,700   American International Group,
                Inc. ......................      46,906,355
     70,800   Axis Capital Holdings,
                Ltd. ......................       2,073,024
    198,700   Chubb Corp. .................      13,531,470
    178,400   Jefferson-Pilot Corp. .......       9,035,960
    725,200   MetLife, Inc. ...............      24,417,484
     97,000   PartnerRE, Ltd. .............       5,630,850
    201,710   RenaissanceRe Holdings,
                Ltd.(a)....................       9,893,876
    270,300   Torchmark Corp. .............      12,309,462
    564,300   Travelers Property Casualty
                Corp. -- Class A...........       9,468,954
     55,079   Travelers Property Casualty
                Corp. -- Class B...........         934,691
                                             --------------
                                                186,372,652
                                             --------------
              INTERNET SERVICES -- 0.2%
    190,000   Juniper Networks, Inc.*(a)...       3,549,200
                                             --------------
              LEISURE AND RECREATION -- 0.3%
    140,000   Carnival Corp. ..............       5,562,200
     52,200   Royal Caribbean Cruises,
                Ltd.(a)....................       1,816,038
                                             --------------
                                                  7,378,238
                                             --------------
              MANUFACTURING -- 2.3%
    229,000   Cooper Industries, Ltd. --
                Class A....................      13,265,970
    228,300   Owens-Illinois, Inc.*........       2,714,487
    182,100   Parker-Hannifin Corp. .......      10,834,950
    592,950   Smurfit-Stone Container
                Corp.*.....................      11,011,082
    240,000   Textron, Inc. ...............      13,694,400
                                             --------------
                                                 51,520,889
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 3.5%
    225,000   Anthem, Inc.*(a).............  $   16,875,000
    475,000   HCA, Inc. ...................      20,406,000
    252,100   Health Management Associates,
                Inc. -- Class A(a).........       6,050,400
    750,000   Tenet Healthcare Corp.*......      12,037,500
    225,000   WellPoint Health Networks,
                Inc.*......................      21,822,750
                                             --------------
                                                 77,191,650
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.7%
    115,000   Alcon, Inc.(a)...............       6,962,100
    175,000   Johnson & Johnson............       9,040,500
                                             --------------
                                                 16,002,600
                                             --------------
              METALS AND MINING -- 0.2%
    125,000   Alcoa, Inc. .................       4,750,000
                                             --------------
              MOTOR VEHICLES -- 0.8%
    350,000   Harley-Davidson, Inc.(a).....      16,635,500
                                             --------------
              OIL, COAL AND GAS -- 11.3%
    206,500   Baker Hughes, Inc. ..........       6,641,040
    375,000   BP PLC (ADR).................      18,506,250
    319,000   ChevronTexaco Corp. .........      27,558,410
    799,400   ConocoPhillips...............      52,416,658
    125,000   Devon Energy Corp. ..........       7,157,500
  1,384,800   Exxon Mobil Corp. ...........      56,776,800
    375,000   Kerr-McGee Corp. ............      17,433,750
    250,000   Nabors Industries, Ltd.*.....      10,375,000
    152,700   Noble Corp.*.................       5,463,606
    100,000   Noble Energy, Inc.(a)........       4,443,000
    624,000   Occidental Petroleum
                Corp.(a)...................      26,357,760
    220,000   Valero Energy Corp. .........      10,194,800
    124,000   Weatherford International,
                Ltd.*......................       4,464,000
                                             --------------
                                                247,788,574
                                             --------------
              PAPER AND FOREST PRODUCTS -- 0.9%
     41,800   International Paper
                Company....................       1,801,998
    319,702   MeadWestvaco Corp. ..........       9,511,134
    119,350   Temple-Inland, Inc. .........       7,479,665
                                             --------------
                                                 18,792,797
                                             --------------
              PHARMACEUTICALS -- 5.3%
     89,000   Aventis S.A. (ADR)(a)........       5,897,140
    180,000   Bristol-Myers Squibb
                Company....................       5,148,000
    265,400   GlaxoSmithKline PLC
                (ADR)(a)...................      12,372,948
    255,000   Merck & Company, Inc. .......      11,781,000

                       See notes to financial statements.

                           VALUE AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS (CONTINUED)
  1,455,400   Pfizer, Inc. ................  $   51,419,282
    696,400   Wyeth........................      29,562,180
                                             --------------
                                                116,180,550
                                             --------------
              RESEARCH AND DEVELOPMENT -- 0.5%
     54,900   Cephalon, Inc.*(a)...........       2,657,709
    300,000   MedImmune, Inc.*.............       7,620,000
                                             --------------
                                                 10,277,709
                                             --------------
              RETAIL -- 1.3%
    215,700   Federated Department Stores,
                Inc. ......................      10,165,941
    275,000   Home Depot, Inc. ............       9,759,750
    179,678   Sears, Roebuck & Company.....       8,173,552
                                             --------------
                                                 28,099,243
                                             --------------
              RETAIL: SUPERMARKETS -- 1.4%
    479,350   Kroger Company*..............       8,872,769
    519,925   Safeway, Inc.*...............      11,391,556
    355,700   SUPERVALU, Inc. .............      10,169,463
                                             --------------
                                                 30,433,788
                                             --------------
              RUBBER PRODUCTS -- 0.2%
    193,100   Cooper Tire & Rubber
                Company....................       4,128,478
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.3%
    292,900   Applera Corp. -- Applied
                Biosystems Group(a)........       6,065,959
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 6.5%
     35,960   AT&T Corp. ..................         729,988
    300,000   BellSouth Corp. .............       8,490,000
  1,690,300   Corning, Inc.*(a)............      17,629,829
  4,707,566   Nortel Networks Corp.*.......      19,913,004
  1,132,200   Qwest Communications
                International, Inc.*.......       4,891,104
    854,900   SBC Communications, Inc. ....      22,287,243
  1,679,800   Sprint Corp. (FON Group)(a)..      27,582,316
    751,800   Sprint Corp. (PCS
                Group)*(a).................       4,225,116
    964,950   Tellabs, Inc.*...............       8,134,529
    820,652   Verizon Communications,
                Inc. ......................      28,788,472
                                             --------------
                                                142,671,601
                                             --------------
              TRANSPORTATION: FREIGHT -- 4.7%
  1,124,900   Burlington Northern Santa Fe
                Corp. .....................      36,390,515
    398,100   CSX Corp. ...................      14,307,714

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              TRANSPORTATION: FREIGHT (CONTINUED)
    609,900   Norfolk Southern Corp. ......  $   14,424,135
    563,500   Union Pacific Corp. .........      39,151,980
                                             --------------
                                                104,274,344
                                             --------------
              UTILITIES: ELECTRIC -- 4.0%
    430,780   American Electric Power
                Company, Inc. .............      13,143,098
      9,526   Cinergy Corp. ...............         369,704
    374,800   Constellation Energy Group,
                Inc. ......................      14,677,168
     79,400   Edison International.........       1,741,242
    390,000   Entergy Corp. ...............      22,280,700
     60,000   Exelon Corp. ................       3,981,600
    497,500   PPL Corp. ...................      21,765,625
    305,800   Wisconsin Energy Corp. ......      10,229,010
                                             --------------
                                                 88,188,147
                                             --------------
              UTILITIES: GAS -- 0.6%
    447,425   Sempra Energy................      13,449,596
                                             --------------
              TOTAL COMMON STOCKS (Cost
                $1,820,974,468)............   2,135,298,266
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 0.5%
  5,147,881   American Aadvantage
                Select(b)..................       5,147,881
  1,593,675   Merrill Lynch Premier
                Institutional Fund(b)......       1,593,675
  4,412,469   Merrimac Cash Fund -- Premium
                Class(b)...................       4,412,469
                                             --------------
              TOTAL REGULATED INVESTMENT
                COMPANIES (Cost
                $11,154,025)...............      11,154,025
                                             --------------
 PRINCIPAL
 ---------
              SHORT TERM COMMERCIAL PAPER -- 0.1%
$ 1,605,213   General Electric Capital
                Corp.,
                1.09%, 01/09/04(b).........       1,605,213
  1,470,823   General Electric Capital
                Corp.,
                1.08%, 01/16/04(b).........       1,470,823
                                             --------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER (Cost $3,076,036)....       3,076,036
                                             --------------
              SHORT TERM CORPORATE NOTES -- 1.7%
  1,470,823   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).....       1,470,823
  1,470,823   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).....       1,470,823

                       See notes to financial statements.

                           VALUE AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES (CONTINUED)
  3,677,058   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).....  $    3,677,058
  2,941,646   Fleet National Bank, Floating
                Rate,
                1.00%(**), 01/21/04(b).....       2,941,646
  3,677,058   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).....       3,677,058
  5,883,293   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).....       5,883,293
  9,560,350   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/14/04(b).....       9,560,350
  2,206,235   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/21/04(b).....       2,206,235
  7,354,116   Morgan Stanley, Floating
                Rate,
                1.05%(**), 09/10/04(b).....       7,354,116
                                             --------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $38,241,402)...      38,241,402
                                             --------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.2%
              FANNIE MAE -- 0.1%
  2,929,087   1.06%, 01/02/04(b)...........       2,929,087
                                             --------------
              FREDDIE MAC -- 0.1%
  1,470,823   1.06%, 01/27/04(b)...........       1,470,823
                                             --------------
              TOTAL SHORT TERM US
                GOVERNMENT AGENCY
                SECURITIES (Cost
                $4,399,910)................       4,399,910
                                             --------------
              TIME DEPOSITS -- 3.6%
 13,477,964   Bank of Montreal,
                1.06%, 01/15/04(b).........      13,477,964
  5,883,293   Bank of Montreal,
                1.06%, 02/17/04(b).........       5,883,293
  7,354,116   Bank of Novia Scotia,
                1.08%, 03/10/04(b).........       7,354,116
  4,412,469   Citigroup, Inc.,
                1.08%, 01/05/04(b).........       4,412,469
  2,206,235   Citigroup, Inc.,
                1.09%, 02/06/04(b).........       2,206,235
  4,412,469   Credit Agricole Indosuez,
                0.98%, 01/02/04(b).........       4,412,469
  4,412,469   Credit Agricole Indosuez,
                1.08%, 01/28/04(b).........       4,412,469
  5,883,293   Den Danske Bank,
                1.08%, 01/20/04(b).........       5,883,293
  7,354,116   Royal Bank of Canada,
                1.05%, 02/27/04(b).........       7,354,116

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 3,677,058   Royal Bank of Scotland,
                1.08%, 01/09/04(b).........  $    3,677,058
  1,470,823   Royal Bank of Scotland,
                1.08%, 01/15/04(b).........       1,470,823
 11,031,174   Royal Bank of Scotland,
                1.08%, 01/20/04(b).........      11,031,174
  3,677,058   Svenska Handlesbanken,
                1.08%, 02/04/04(b).........       3,677,058
  1,470,823   Toronto Dominion Bank,
                1.10%, 01/08/04(b).........       1,470,823
  2,206,235   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b).........       2,206,235
                                             --------------
              TOTAL TIME DEPOSITS (Cost
                $78,929,595)...............      78,929,595
                                             --------------
              TOTAL SECURITIES (Cost
                $1,956,775,436)............   2,271,099,234
                                             --------------
              REPURCHASE AGREEMENTS -- 3.5%
 16,179,055   With Goldman Sachs Group,
                Inc., dated 12/31/03,
                1.04%, due 01/02/04,
                repurchase proceeds at
                maturity $16,179,990
                (Collateralized by
                Archer-Daniels-Midland
                Company, 8.88%, due
                04/15/11, with a value of
                $3,381,277, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $3,319,138, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value
                of $5,273,903, Morgan
                Stanley, 6.75%, due
                04/15/11, with a value of
                $1,319,591, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $3,208,727)(b)....      16,179,055
 28,963,894   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $28,964,618
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 3.981%, due
                03/01/33, with a value of
                $24,497,893 and Small
                Business Administration,
                4.38%, due 07/25/15, with a
                value of $5,914,196).......      28,963,894

                       See notes to financial statements.

                           VALUE AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$32,088,868   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $32,089,670
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 4.60%, due
                02/01/33, with a value of
                $25,342,404 and Fannie Mae
                Adjustable Rate Mortgage,
                5.11%, due 06/01/32, with a
                value of $8,350,908).......  $   32,088,868
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $77,231,817).........      77,231,817
                                             --------------
              Total Investments -- 106.8%
                (Cost $2,034,007,253)......   2,348,331,051
              Liabilities less other
                assets -- (6.8)%...........    (150,245,316)
                                             --------------
              NET ASSETS -- 100.0%.........  $2,198,085,735
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $2,046,600,509.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $343,975,506
    Gross unrealized depreciation..........   (42,244,964)
                                             ------------
    Net unrealized appreciation............  $301,730,542
                                             ============

---------------

 *     Non-income producing security.

** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned

(ADR) American Depository Receipt.

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS -- 98.6%
             ADVERTISING -- 0.2%
    23,300   Interpublic Group of
               Companies, Inc.*(a).........  $      363,480
    15,100   Omnicom Group, Inc. ..........       1,318,683
                                             --------------
                                                  1,682,163
                                             --------------
             AEROSPACE AND DEFENSE -- 3.6%
    41,550   Boeing Company................       1,750,917
    15,450   General Dynamics Corp. .......       1,396,526
     4,100   Goodrich Corp. ...............         121,729
   451,100   Lockheed Martin Corp. ........      23,186,540
   129,900   United Technologies Corp. ....      12,310,623
                                             --------------
                                                 38,766,335
                                             --------------
             AGRICULTURE -- 0.1%
    20,600   Monsanto Company..............         592,868
                                             --------------
             AIRLINES -- 0.0%
    15,650   Southwest Airlines Company....         252,591
                                             --------------
             APPAREL: MANUFACTURING -- 0.2%
    10,450   Jones Apparel Group, Inc. ....         368,154
     4,900   Liz Claiborne, Inc. ..........         173,754
    29,050   Nike, Inc. -- Class B.........       1,988,763
     3,200   Reebok International,
               Ltd.(a).....................         125,824
                                             --------------
                                                  2,656,495
                                             --------------
             APPAREL: RETAIL -- 0.3%
    31,000   Limited Brands................         558,930
   101,600   The Gap, Inc.(a)..............       2,358,136
                                             --------------
                                                  2,917,066
                                             --------------
             AUTOMOBILE: RETAIL -- 0.0%
    20,200   AutoNation, Inc.*.............         371,074
                                             --------------
             AUTOMOBILES -- 0.2%
    43,950   General Motors Corp.(a).......       2,346,930
                                             --------------
             AUTOMOTIVE EQUIPMENT -- 0.0%
     4,100   Johnson Controls, Inc. .......         476,092
                                             --------------
             BANKS -- 9.9%
    22,850   AmSouth Bancorp...............         559,825
   315,991   Bank of America Corp.(a)......      25,415,155
    37,500   Bank of New York Company,
               Inc. .......................       1,242,000
    55,300   Bank One Corp. ...............       2,521,127
    10,700   BB &T Corp. ..................         413,448
    10,908   Charter One Financial,
               Inc. .......................         376,871
     5,500   First Tennessee National
               Corp.(a)....................         242,550

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
    50,050   FleetBoston Financial
               Corp. ......................  $    2,184,683
     7,950   Golden West Financial
               Corp. ......................         820,361
    10,300   Huntington Bancshares,
               Inc. .......................         231,750
   180,700   J.P. Morgan Chase & Company...       6,637,111
    21,500   KeyCorp.......................         630,380
     9,600   Marshall & Ilsley Corp. ......         367,200
   430,550   Mellon Financial Corp. .......      13,824,960
    30,600   National City Corp. ..........       1,038,564
     7,250   North Fork Bancorp, Inc. .....         293,408
     9,900   Northern Trust Corp. .........         459,558
    13,400   PNC Financial Services
               Group.......................         733,382
    10,800   Regions Financial Corp. ......         401,760
    25,750   SouthTrust Corp. .............         842,798
   270,650   State Street Corp. ...........      14,095,451
    13,600   SunTrust Banks, Inc. .........         972,400
    87,900   U.S. Bancorp..................       2,617,662
    11,050   Union Planters Corp. .........         347,965
   454,150   Wachovia Corp. ...............      21,158,848
    45,100   Washington Mutual, Inc. ......       1,809,412
    81,950   Wells Fargo & Company.........       4,826,036
     5,300   Zions Bancorp.................         325,049
                                             --------------
                                                105,389,714
                                             --------------
             BROADCAST SERVICES/MEDIA -- 5.6%
   109,800   Comcast Corp. -- Class A*.....       3,609,126
    56,900   Delphi Corp. .................         580,949
   159,250   Gannett Company, Inc. ........      14,198,730
   905,157   Hughes Electronics Corp.*.....      14,980,347
    14,550   McGraw-Hill Companies,
               Inc. .......................       1,017,336
     5,700   Meredith Corp. ...............         278,217
   217,950   Time Warner, Inc.*............       3,920,921
   335,350   Tribune Company(a)............      17,304,059
    34,150   Viacom, Inc. -- Class B.......       1,515,577
    97,650   Walt Disney Company...........       2,278,175
                                             --------------
                                                 59,683,437
                                             --------------
             BUSINESS SERVICES -- 1.0%
   120,800   Cintas Corp.(a)...............       6,055,704
    22,750   Concord EFS, Inc.*............         337,610
     9,100   Convergys Corp.*..............         158,886
    13,000   Ecolab, Inc. .................         355,810
    35,700   First Data Corp.(a)...........       1,466,913
     8,650   Fiserv, Inc.*.................         341,762
     4,800   Moody's Corp. ................         290,640

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             BUSINESS SERVICES (CONTINUED)
    29,350   Paychex, Inc. ................  $    1,091,820
    14,850   Robert Half International,
               Inc.*.......................         346,599
                                             --------------
                                                 10,445,744
                                             --------------
             CHEMICALS -- 3.8%
    11,200   Air Products and Chemicals,
               Inc. .......................         591,696
    44,050   Dow Chemical Company..........       1,831,159
   394,200   E. I. du Pont de Nemours and
               Company.....................      18,089,837
    10,800   Engelhard Corp. ..............         323,460
     8,200   International Flavors &
               Fragrances, Inc. ...........         286,344
   281,950   PPG Industries, Inc. .........      18,050,439
    17,000   Praxair, Inc. ................         649,400
    11,750   Rohm And Haas Company.........         501,843
     4,150   Sigma-Aldrich Corp.(a)........         237,297
                                             --------------
                                                 40,561,475
                                             --------------
             COMMERCIAL SERVICES -- 1.9%
   889,990   Cendant Corp.*(a).............      19,820,077
                                             --------------
             COMPUTER SOFTWARE AND SERVICES -- 6.3%
   262,350   Adobe Systems, Inc.(a)........      10,310,354
     2,200   Autodesk, Inc. ...............          54,076
    28,900   Automatic Data Processing,
               Inc. .......................       1,144,729
   426,400   BEA Systems, Inc.*(a).........       5,244,720
    10,750   BMC Software, Inc.*...........         200,488
    19,500   Citrix Systems, Inc.*.........         413,595
    45,250   Computer Associates
               International, Inc.(a)......       1,237,135
     9,150   Computer Sciences Corp.*......         404,705
    45,800   Compuware Corp.*..............         276,632
    14,000   Electronic Arts, Inc.*........         668,920
    22,400   Electronic Data Systems
               Corp.(a)....................         549,696
    11,800   Intuit, Inc.*.................         624,338
     3,650   Mercury Interactive
               Corp.*(a)...................         177,536
 1,203,800   Microsoft Corp. ..............      33,152,651
     6,350   NVIDIA Corp.*(a)..............         147,638
   251,350   Oracle Corp.*.................       3,317,820
    14,600   PeopleSoft, Inc.*.............         332,880
    55,500   Siebel Systems, Inc.*.........         769,785
    12,850   SunGard Data Systems, Inc.*...         356,074

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    18,450   Unisys Corp.*.................  $      273,983
   184,700   VERITAS Software Corp.*.......       6,863,451
                                             --------------
                                                 66,521,206
                                             --------------
             COMPUTERS AND OFFICE EQUIPMENT -- 2.7%
    29,250   Apple Computer, Inc.*.........         625,073
   125,100   Dell, Inc.*...................       4,248,396
   242,000   EMC Corp.*....................       3,126,640
    36,350   Gateway, Inc.*................         167,210
   145,261   Hewlett-Packard Company.......       3,336,645
    84,600   International Business
               Machines Corp. .............       7,840,727
    12,600   Lexmark International Group,
               Inc.*.......................         990,864
    35,050   Network Appliance, Inc.*(a)...         719,577
    10,900   Pitney Bowes, Inc. ...........         442,758
   308,000   Seagate Technology*...........       5,821,200
   143,450   Sun Microsystems, Inc.*.......         644,091
    33,650   Xerox Corp.*(a)...............         464,370
                                             --------------
                                                 28,427,551
                                             --------------
             CONSTRUCTION SERVICES AND SUPPLIES -- 0.8%
    66,850   American Standard Companies,
               Inc.*.......................       6,731,794
     3,150   Centex Corp.(a)...............         339,098
     3,800   KB Home.......................         275,576
    22,050   Masco Corp. ..................         604,391
     3,100   Pulte Homes, Inc. ............         290,222
     5,100   Vulcan Materials Company......         242,607
                                             --------------
                                                  8,483,688
                                             --------------
             CONSUMER GOODS AND SERVICES -- 7.0%
     2,300   Alberto-Culver Company --
               Class B.....................         145,084
    99,750   Altria Group, Inc. ...........       5,428,395
    11,200   Avon Products, Inc. ..........         755,888
   333,550   Clorox Company................      16,197,187
    25,650   Colgate-Palmolive Company.....       1,283,783
    13,800   Eastman Kodak Company(a)......         354,246
   191,000   Estee Lauder Companies,
               Inc. -- Class A.............       7,498,660
    13,950   FedEx Corp. ..................         941,625
    11,200   Fortune Brands, Inc. .........         800,688
   491,350   General Electric Company......      15,222,022
   114,400   Gillette Company..............       4,201,912
    39,800   Kimberly-Clark Corp. .........       2,351,782

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             CONSUMER GOODS AND SERVICES (CONTINUED)
     9,450   Leggett & Platt, Inc. ........  $      204,404
   545,000   Newell Rubbermaid, Inc.(a)....      12,409,650
    63,700   Procter & Gamble Company......       6,362,356
     4,400   R.J. Reynolds Tobacco
               Holdings, Inc. .............         255,860
     7,800   Sherwin-Williams Company......         270,972
     3,550   Whirlpool Corp. ..............         257,908
                                             --------------
                                                 74,942,422
                                             --------------
             CONTAINERS AND PACKAGING -- 0.1%
     5,600   Ball Corp. ...................         333,592
     5,100   Bemis Company, Inc. ..........         255,000
     7,300   Pactiv Corp.*.................         174,470
     8,800   Sealed Air Corp.*.............         476,432
                                             --------------
                                                  1,239,494
                                             --------------
             DISTRIBUTION -- 0.0%
     4,750   W.W. Grainger, Inc. ..........         225,103
                                             --------------
             EDUCATION -- 0.1%
     8,250   Apollo Group, Inc. -- Class
               A*..........................         561,000
                                             --------------
             ELECTRONICS -- 0.8%
    99,432   Emerson Electric Company......       6,438,222
    12,300   Jabil Circuit, Inc.*..........         348,090
     8,000   Molex, Inc. ..................         279,120
    14,700   Rockwell Collins, Inc. .......         441,441
    55,800   Sanmina-SCI Corp.*............         703,638
    37,800   Solectron Corp.*..............         223,398
                                             --------------
                                                  8,433,909
                                             --------------
             ENVIRONMENTAL MANAGEMENT SERVICES -- 0.1%
    16,000   Allied Waste Industries,
               Inc.*(a)....................         222,080
    27,350   Waste Management, Inc. .......         809,560
                                             --------------
                                                  1,031,640
                                             --------------
             FINANCIAL SERVICES -- 6.5%
    63,700   American Express Company......       3,072,251
     7,450   Bear Stearns Companies,
               Inc. .......................         595,628
    25,700   Capital One Financial
               Corp.(a)....................       1,575,153
    64,450   Charles Schwab Corp. .........         763,088
   526,559   Citigroup, Inc. ..............      25,559,173
    20,066   Countrywide Financial
               Corp. ......................       1,522,006
     3,300   Deluxe Corp. .................         136,389
    14,000   Equifax, Inc.(a)..............         343,000
    45,600   Fannie Mae....................       3,422,736
    11,850   Franklin Resources, Inc. .....         616,911

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
    32,550   Freddie Mac...................  $    1,898,316
    22,100   Goldman Sachs Group,
               Inc.(a).....................       2,181,933
    14,200   H &R Block, Inc. .............         786,254
    21,350   Lehman Brothers Holdings,
               Inc. .......................       1,648,647
    62,625   MBNA Corp. ...................       1,556,231
    91,400   Merrill Lynch & Company,
               Inc. .......................       5,360,610
    78,150   Morgan Stanley................       4,522,541
    14,650   Providian Financial Corp.*....         170,526
   285,200   Prudential Financial, Inc. ...      11,912,803
    21,500   SLM Corp. ....................         810,120
     6,650   T. Rowe Price Group, Inc. ....         315,277
                                             --------------
                                                 68,769,593
                                             --------------
             FOOD AND BEVERAGE -- 1.9%
    41,250   Anheuser-Busch Companies,
               Inc. .......................       2,173,050
    29,955   Archer-Daniels-Midland
               Company.....................         455,915
     3,000   Brown-Forman Corp. -- Class
               B...........................         280,350
    20,400   Campbell Soup Company.........         546,720
   117,250   Coca-Cola Company.............       5,950,437
     8,500   Coca-Cola Enterprises,
               Inc. .......................         185,895
    43,600   ConAgra Foods, Inc. ..........       1,150,604
    19,300   General Mills, Inc.(a)........         874,290
    17,200   H.J. Heinz Company............         626,596
     2,450   Hershey Foods Corp. ..........         188,626
    18,000   Kellogg Company...............         685,440
     6,600   McCormick & Company, Inc. ....         198,660
    18,800   Pepsi Bottling Group, Inc. ...         454,584
    84,100   PepsiCo, Inc. ................       3,920,742
    36,100   Sara Lee Corp. ...............         783,731
    31,200   Sysco Corp. ..................       1,161,576
    10,800   Wm. Wrigley Jr. Company(a)....         607,068
                                             --------------
                                                 20,244,284
                                             --------------
             INSURANCE -- 4.7%
    13,350   Ace, Ltd. ....................         552,957
     7,550   Aetna, Inc. ..................         510,229
    24,100   AFLAC, Inc. ..................         871,938
    33,700   Allstate Corp. ...............       1,449,773
     5,100   Ambac Financial Group,
               Inc. .......................         353,889
   127,500   American International Group,
               Inc. .......................       8,450,699
    14,900   Aon Corp. ....................         356,706
   162,800   Chubb Corp. ..................      11,086,679

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
    15,800   CIGNA Corp. ..................  $      908,500
     3,150   Cincinnati Financial Corp. ...         131,922
   284,450   Hartford Financial Services
               Group, Inc. ................      16,791,083
    15,850   Humana, Inc.*.................         362,173
     7,800   Jefferson-Pilot Corp. ........         395,070
    14,700   John Hancock Financial
               Services, Inc. .............         551,250
     8,350   Lincoln National Corp. .......         337,090
    10,250   Marsh & McLennan Companies,
               Inc. .......................         490,873
     7,150   MBIA, Inc. ...................         423,495
    37,150   MetLife, Inc. ................       1,250,841
     5,050   MGIC Investment Corp. ........         287,547
    16,400   Principal Financial Group,
               Inc. .......................         542,348
    17,300   Progressive Corp. ............       1,446,107
     7,050   SAFECO Corp. .................         274,457
    11,200   St. Paul Companies, Inc. .....         444,080
     5,750   Torchmark Corp. ..............         261,855
    50,173   Travelers Property Casualty
               Corp. -- Class B............         851,436
     6,750   XL Capital, Ltd. -- Class A...         523,463
                                             --------------
                                                 49,906,460
                                             --------------
             INTERNET SERVICES -- 1.8%
   342,750   Cisco Systems, Inc.*..........       8,325,397
    31,500   eBay, Inc.*...................       2,034,585
   302,500   Monster Worldwide, Inc.*(a)...       6,642,900
    15,750   Novell, Inc.*.................         165,690
    23,350   Symantec Corp.*(a)............         809,078
    31,500   YAHOO!, Inc.*.................       1,422,855
                                             --------------
                                                 19,400,505
                                             --------------
             LEISURE AND RECREATION -- 0.2%
     5,600   Brunswick Corp. ..............         178,248
    12,000   Carnival Corp. ...............         476,760
     4,800   Harrah's Entertainment,
               Inc. .......................         238,896
    19,550   Hilton Hotels Corp. ..........         334,892
    17,500   International Game
               Technology..................         624,749
     4,650   Marriott International,
               Inc. -- Class A.............         214,830
     9,350   Starwood Hotels & Resorts.....         336,320
                                             --------------
                                                  2,404,695
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             MACHINERY -- 0.4%
    16,200   Caterpillar, Inc. ............  $    1,344,924
    26,550   Deere & Company...............       1,727,077
     9,650   Dover Corp. ..................         383,588
     8,200   Ingersoll-Rand Company --
               Class A(a)..................         556,616
    16,850   Rockwell Automation, Inc. ....         599,860
                                             --------------
                                                  4,612,065
                                             --------------
             MANUFACTURING -- 2.9%
    74,000   3M Company....................       6,292,219
     7,150   Cooper Industries, Ltd. --
               Class A.....................         414,200
    11,750   Danaher Corp.(a)..............       1,078,063
     3,000   Eaton Corp. ..................         323,940
    41,850   Honeywell International,
               Inc. .......................       1,399,046
   214,250   Illinois Tool Works,
               Inc.(a).....................      17,977,717
     4,350   ITT Industries, Inc. .........         322,814
     6,100   Parker-Hannifin Corp. ........         362,950
     7,650   Textron, Inc. ................         436,509
    92,700   Tyco International, Ltd.(a)...       2,456,550
                                             --------------
                                                 31,064,008
                                             --------------
             MEDICAL AND OTHER HEALTH SERVICES -- 2.1%
    10,500   Anthem, Inc.*(a)..............         787,500
     4,250   Express Scripts, Inc.*(a).....         282,328
    30,250   IMS Health, Inc.(a)...........         752,015
     5,900   McKesson Corp. ...............         189,744
    16,166   Medco Health Solutions,
               Inc.*.......................         549,482
   305,400   UnitedHealth Group, Inc. .....      17,768,172
    17,000   WellPoint Health Networks,
               Inc.*.......................       1,648,830
                                             --------------
                                                 21,978,071
                                             --------------
             MEDICAL EQUIPMENT AND SUPPLIES -- 4.9%
     6,300   Allergan, Inc. ...............         483,903
    31,250   Baxter International, Inc. ...         953,750
    13,950   Becton, Dickinson and
               Company.....................         573,903
   390,000   Biomet, Inc.(a)...............      14,199,900
    64,750   Boston Scientific Corp.*......       2,380,210
     2,400   C. R. Bard, Inc. .............         195,000
     9,950   Genzyme Corp.*................         490,933
    34,600   Guidant Corp. ................       2,082,920
   145,300   Johnson & Johnson.............       7,506,198
   434,607   Medtronic, Inc. ..............      21,126,245
     8,000   St. Jude Medical, Inc.*.......         490,800

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             MEDICAL EQUIPMENT AND SUPPLIES (CONTINUED)
     9,100   Stryker Corp. ................  $      773,591
     9,550   Zimmer Holdings, Inc.*........         672,320
                                             --------------
                                                 51,929,673
                                             --------------
             METALS AND MINING -- 0.3%
    39,900   Alcoa, Inc. ..................       1,516,199
     8,550   Freeport-McMoRan Copper &
               Gold, Inc. -- Class B.......         360,212
    19,500   Newmont Mining Corp. .........         947,895
     5,250   Phelps Dodge Corp.*(a)........         399,473
                                             --------------
                                                  3,223,779
                                             --------------
             MOTOR VEHICLES -- 0.5%
   206,600   Ford Motor Company(a).........       3,305,600
    14,700   Harley-Davidson, Inc.(a)......         698,691
    13,425   PACCAR, Inc. .................       1,142,736
                                             --------------
                                                  5,147,027
                                             --------------
             OIL AND GAS: PIPELINES -- 0.1%
     6,600   Kinder Morgan, Inc. ..........         390,060
    32,100   Williams Companies, Inc. .....         315,222
                                             --------------
                                                    705,282
                                             --------------
             OIL, COAL AND GAS -- 4.5%
     6,450   Amerada Hess Corp. ...........         342,947
    12,050   Anadarko Petroleum Corp. .....         614,671
     3,200   Apache Corp. .................         259,520
     7,150   BJ Services Company*..........         256,685
    10,600   Burlington Resources, Inc. ...         587,028
    73,600   ChevronTexaco Corp. ..........       6,358,304
    53,512   ConocoPhillips................       3,508,782
   140,900   Devon Energy Corp. ...........       8,067,933
     2,250   EOG Resources, Inc. ..........         103,883
   578,900   Exxon Mobil Corp. ............      23,734,899
     8,600   Halliburton Company...........         223,600
     4,500   Kerr-McGee Corp. .............         209,205
    15,600   Marathon Oil Corp. ...........         516,204
     7,300   Nabors Industries, Ltd.*......         302,950
     2,900   Noble Corp.*..................         103,762
    42,100   Occidental Petroleum Corp. ...       1,778,304
     9,700   Sunoco, Inc. .................         496,155
     5,850   Transocean, Inc.*.............         140,459
    16,100   Unocal Corp. .................         592,963
                                             --------------
                                                 48,198,254
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             PAPER AND FOREST PRODUCTS -- 0.9%
     2,800   Boise Cascade Corp. ..........  $       92,008
    19,650   Georgia-Pacific Corp.(a)......         602,666
   180,650   International Paper Company...       7,787,821
    12,200   Louisiana-Pacific Corp.*......         218,136
     9,000   MeadWestvaco Corp. ...........         267,750
    10,800   Weyerhauser Company...........         691,200
                                             --------------
                                                  9,659,581
                                             --------------
             PHARMACEUTICALS -- 6.4%
   497,400   Abbott Laboratories...........      23,178,840
    39,950   Bristol-Myers Squibb Company..       1,142,570
   156,850   Eli Lilly and Company.........      11,031,261
     7,050   Forest Laboratories, Inc.*....         435,690
    18,900   King Pharmaceuticals, Inc.*...         288,414
   108,100   Merck & Company, Inc. ........       4,994,220
   659,443   Pfizer, Inc. .................      23,298,120
     5,900   Watson Pharmaceuticals,
               Inc.*.......................         271,400
    68,500   Wyeth.........................       2,907,825
                                             --------------
                                                 67,548,340
                                             --------------
             PRINTING AND PUBLISHING -- 0.1%
     1,650   Knight-Ridder, Inc. ..........         127,661
     7,100   New York Times Company --
               Class A.....................         339,309
     5,900   R.R. Donnelley & Sons
               Company(a)..................         177,885
                                             --------------
                                                    644,855
                                             --------------
             REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    18,700   Equity Office Properties
               Trust.......................         535,755
    14,050   Equity Residential............         414,616
     8,800   Simon Property Group, Inc. ...         407,792
                                             --------------
                                                  1,358,163
                                             --------------
             RESEARCH AND DEVELOPMENT -- 0.5%
    63,644   Amgen, Inc.*..................       3,933,199
     6,250   Biogen Idec, Inc.*............         229,875
     9,050   Chiron Corp.*.................         515,760
     4,800   MedImmune, Inc.*..............         121,920
                                             --------------
                                                  4,800,754
                                             --------------
             RETAIL -- 6.5%
    23,950   Bed Bath & Beyond, Inc.*......       1,038,233
    34,350   Best Buy Company, Inc. .......       1,794,444
     6,500   Big Lots, Inc.*...............          92,365
    36,200   Costco Wholesale Corp.*.......       1,345,916
   497,150   CVS Corp. ....................      17,957,057

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             RETAIL (CONTINUED)
    24,050   Dollar General Corp. .........  $      504,810
     8,750   Family Dollar Stores, Inc. ...         313,950
   408,500   Federated Department Stores,
               Inc. .......................      19,252,604
   199,300   Home Depot, Inc. .............       7,073,156
     5,350   J.C. Penney Company,
               Inc.(a).....................         140,598
    37,350   Lowe's Companies, Inc. .......       2,068,817
    14,700   May Department Stores
               Company(a)..................         427,329
     6,950   Nordstrom, Inc.(a)............         238,385
    15,050   Office Depot, Inc.*(a)........         251,486
    16,650   RadioShack Corp. .............         510,822
    14,150   Sears, Roebuck & Company......         643,684
    54,300   Staples, Inc.*(a).............       1,482,390
     6,950   Tiffany & Company.............         314,140
    10,000   TJX Companies, Inc. ..........         220,500
    17,750   Toys "R" Us, Inc.*(a).........         224,360
   211,450   Wal-Mart Stores, Inc. ........      11,217,422
    49,300   Walgreen Company..............       1,793,534
                                             --------------
                                                 68,906,002
                                             --------------
             RETAIL: RESTAURANTS -- 0.6%
     8,500   Darden Restaurants, Inc.(a)...         178,840
   144,200   McDonald's Corp. .............       3,580,486
    44,650   Starbucks Corp.*..............       1,476,129
    14,000   Wendy's International,
               Inc. .......................         549,360
    22,500   YUM! Brands, Inc.*............         774,000
                                             --------------
                                                  6,558,815
                                             --------------
             RETAIL: SUPERMARKETS -- 0.1%
    34,850   Kroger Company*(a)............         645,073
     8,550   Safeway, Inc.*................         187,331
    12,950   SUPERVALU, Inc. ..............         370,241
     8,000   Winn-Dixie Stores, Inc.(a)....          79,600
                                             --------------
                                                  1,282,245
                                             --------------
             SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.1%
    22,050   Agilent Technologies, Inc.*...         644,741
    11,250   Applera Corp. -- Applied
               Biosystems Group............         232,988
     6,700   Pall Corp. ...................         179,761
    12,850   PerkinElmer, Inc. ............         219,350
     8,900   Thermo Electron Corp.*........         224,280
                                             --------------
                                                  1,501,120
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             SEMICONDUCTORS -- 3.6%
    45,000   Altera Corp.*.................  $    1,021,500
    19,650   Analog Devices, Inc.*.........         897,023
   126,850   Applied Materials, Inc.*......       2,847,783
     5,900   Broadcom Corp. -- Class A*....         201,131
   809,825   Intel Corp. ..................      26,076,364
    15,100   Linear Technology Corp. ......         635,257
    10,400   LSI Logic Corp.*..............          92,248
    36,400   Maxim Integrated Products,
               Inc. .......................       1,812,720
     8,300   National Semiconductor
               Corp.*......................         327,103
     7,200   Novellus Systems, Inc.*.......         302,760
     4,500   QLogic Corp.*.................         232,200
     9,800   Teradyne, Inc.*...............         249,410
    83,750   Texas Instruments, Inc. ......       2,460,575
    18,000   Xilinx, Inc.*.................         697,320
                                             --------------
                                                 37,853,394
                                             --------------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 2.4%
    14,500   ALLTEL Corp. .................         675,410
    30,630   AT&T Corp. ...................         621,789
    51,700   AT&T Wireless Services,
               Inc.*.......................         413,083
    36,400   Avaya, Inc.*..................         471,016
   139,300   BellSouth Corp. ..............       3,942,190
     7,450   CenturyTel, Inc. .............         243,019
    34,100   CIENA Corp.*..................         226,424
    24,250   Comverse Technology, Inc.*....         426,558
    53,900   Corning, Inc.*(a).............         562,177
   193,500   Lucent Technologies, Inc.*....         549,540
   112,000   Motorola, Inc. ...............       1,575,840
   121,950   Nextel Communications, Inc. --
               Class A*....................       3,421,917
    38,400   QUALCOMM, Inc. ...............       2,070,912
   163,100   SBC Communications, Inc. .....       4,252,017
    13,350   Scientific-Atlanta, Inc. .....         364,455
    44,100   Sprint Corp. (FON Group)(a)...         724,122
    12,100   Symbol Technologies, Inc. ....         204,369
    21,150   Tellabs, Inc.*................         178,295
   130,750   Verizon Communications,
               Inc. .......................       4,586,709
                                             --------------
                                                 25,509,842
                                             --------------
             TOOLS -- 0.0%
     6,400   Black & Decker Corp. .........         315,648
     1,800   Snap-on, Inc. ................          58,032
     3,750   Stanley Works.................         142,013
                                             --------------
                                                    515,693
                                             --------------

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             (fivToys -- 0.1%
    22,050   Hasbro, Inc. .................  $      469,224
    35,850   Mattel, Inc. .................         690,830
                                             --------------
                                                  1,160,054
                                             --------------
             TRANSPORTATION -- 0.4%
    54,950   United Parcel Service, Inc. --
               Class B.....................       4,096,523
                                             --------------
             TRANSPORTATION: FREIGHT -- 0.1%
    17,750   Burlington Northern Santa Fe
               Corp. ......................         574,213
     4,750   Union Pacific Corp. ..........         330,030
                                             --------------
                                                    904,243
                                             --------------
             TRANSPORTATION: SERVICES -- 0.0%
     3,400   Ryder System, Inc. ...........         116,110
                                             --------------
             UTILITIES: ELECTRIC -- 1.1%
    70,100   Aes Corp.*....................         661,744
     8,350   Ameren Corp. .................         384,100
    17,550   American Electric Power
               Company, Inc. ..............         535,451
     9,900   American Power Conversion
               Corp.(a)....................         242,055
    15,000   CenterPoint Energy, Inc. .....         145,350
    13,200   Cinergy Corp. ................         512,292
     4,500   Consolidated Edison, Inc. ....         193,545
    15,500   Constellation Energy Group,
               Inc. .......................         606,980
     6,700   Dominion Resources, Inc. .....         427,661
    17,900   Duke Energy Corp. ............         366,055
    37,050   Edison International..........         812,506
    10,350   Entergy Corp. ................         591,296
    15,850   Exelon Corp. .................       1,051,805
    15,700   FirstEnergy Corp. ............         552,640
     8,700   FPL Group, Inc. ..............         569,154
    20,150   PG&E Corp.*...................         559,566
    12,350   PPL Corp. ....................         540,313
    11,750   Progress Energy, Inc. ........         531,805
    10,500   Public Service Enterprise
               Group, Inc. ................         459,900
    38,850   Southern Company..............       1,175,212
    24,300   TXU Corp. ....................         576,396
    19,750   Xcel Energy, Inc. ............         335,355
                                             --------------
                                                 11,831,181
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
             COMMON STOCKS (CONTINUED)
             UTILITIES: GAS -- 0.1%
     7,200   KeySpan Corp. ................  $      264,960
    10,200   NiSource, Inc. ...............         223,788
     1,700   Peoples Energy Corp.(a).......          71,468
    17,100   Sempra Energy.................         514,026
                                             --------------
                                                  1,074,242
                                             --------------
             TOTAL COMMON STOCKS
               (Cost $920,792,152).........   1,048,732,927
                                             --------------
             REGULATED INVESTMENT COMPANIES -- 0.4%
 2,003,233   American Aadvantage
               Select(b)...................       2,003,233
   620,158   Merrill Lynch Premier
               Institutional Fund(b).......         620,158
 1,717,056   Merrimac Cash Fund -- Premium
               Class(b)....................       1,717,056
                                             --------------
             TOTAL REGULATED INVESTMENT
               COMPANIES
               (Cost $4,340,447)...........       4,340,447
                                             --------------
PRINCIPAL
---------
             (fivShort Term Commercial Paper -- 0.1%
$  624,649   General Electric Capital
               Corp.,
               1.09%, 01/09/04(b)..........         624,649
   572,352   General Electric Capital
               Corp.,
               1.08%, 01/16/04(b)..........         572,352
                                             --------------
             TOTAL SHORT TERM COMMERCIAL
               PAPER
               (Cost $1,197,001)...........       1,197,001
                                             --------------
             SHORT TERM CORPORATE NOTES -- 1.4%
   572,352   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 06/10/04(b)......         572,352
   572,352   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 09/08/04(b)......         572,352
 1,430,880   Canadian Imperial Bank of
               Commerce, Floating Rate,
               1.01%(**), 11/04/04(b)......       1,430,880
 1,144,704   Fleet National Bank, Floating
               Rate,
               1.00%(**), 01/21/04(b)......       1,144,704
 1,430,880   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.06%(**), 01/05/04(b)......       1,430,880
 2,289,409   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.04%(**), 01/30/04(b)......       2,289,409
 3,720,289   Morgan Stanley, Floating Rate,
               1.05%(**), 06/14/04(b)......       3,720,289

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                        VALUE
---------                                    --------------
             SHORT TERM CORPORATE NOTES (CONTINUED)
$  858,528   Morgan Stanley, Floating Rate,
               1.05%(**), 06/21/04(b)......  $      858,528
 2,861,761   Morgan Stanley, Floating Rate,
               1.05%(**), 09/10/04(b)......       2,861,761
                                             --------------
             TOTAL SHORT TERM CORPORATE
               NOTES
               (Cost $14,881,155)..........      14,881,155
                                             --------------
             SHORT TERM US GOVERNMENT AGENCY
               SECURITIES -- 0.2%
             FANNIE MAE -- 0.1%
 1,139,817   1.06%, 01/02/04(b)............       1,139,817
                                             --------------
             FREDDIE MAC -- 0.1%
   572,352   1.06%, 01/27/04(b)............         572,352
                                             --------------
             TOTAL SHORT TERM US GOVERNMENT
               AGENCY SECURITIES (Cost
               $1,712,169).................       1,712,169
                                             --------------
             SHORT TERM US TREASURY SECURITY -- 0.0%
   135,000   United States Treasury Bill,
               0.85%, 03/25/04(c) (Cost
               $134,733)...................         134,733
                                             --------------
             TIME DEPOSITS -- 2.9%
 5,244,779   Bank of Montreal,
               1.06%, 01/15/04(b)..........       5,244,779
 2,289,409   Bank of Montreal,
               1.06%, 02/17/04(b)..........       2,289,409
 2,861,761   Bank of Novia Scotia,
               1.08%, 03/10/04(b)..........       2,861,761
 1,717,057   Citigroup, Inc.,
               1.08%, 01/05/04(b)..........       1,717,057
   858,528   Citigroup, Inc.,
               1.09%, 02/06/04(b)..........         858,528
 1,717,056   Credit Agricole Indosuez,
               0.98%, 01/02/04(b)..........       1,717,056
 1,717,056   Credit Agricole Indosuez,
               1.08%, 01/28/04(b)..........       1,717,056
 2,289,409   Den Danske Bank,
               1.08%, 01/20/04(b)..........       2,289,409
 2,861,761   Royal Bank of Canada,
               1.05%, 02/27/04(b)..........       2,861,761
 1,430,880   Royal Bank of Scotland,
               1.08%, 01/09/04(b)..........       1,430,880
   572,352   Royal Bank of Scotland,
               1.08%, 01/15/04(b)..........         572,352
 4,292,641   Royal Bank of Scotland,
               1.08%, 01/20/04(b)..........       4,292,641
 1,430,880   Svenska Handlesbanken,
               1.08%, 02/04/04(b)..........       1,430,880

PRINCIPAL                                        VALUE
---------                                    --------------
             TIME DEPOSITS (CONTINUED)
$  572,352   Toronto Dominion Bank,
               1.10%, 01/08/04(b)..........  $      572,352
   858,528   Wells Fargo Bank, N.A.,
               1.04%, 01/30/04(b)..........         858,528
                                             --------------
             TOTAL TIME DEPOSITS (Cost
               $30,714,449)................      30,714,449
                                             --------------
             TOTAL SECURITIES (Cost
               $973,772,106)...............   1,101,712,881
                                             --------------
             REPURCHASE AGREEMENTS -- 1.9%
 6,295,874   With Goldman Sachs Group,
               Inc., dated 12/31/03, 1.04%,
               due 01/02/04,
               repurchase proceeds at
               maturity $6,296,238
               (Collateralized by Archer-
               Daniels-Midland
               Company, 8.88%, due
               04/15/11, with a value of
               $1,315,781, Den Danske
               Bank -- 144A, 7.40%, due
               06/15/10, with a value of
               $1,291,601, Honeywell
               International, Inc., 6.88%,
               due 10/03/05, with a value
               of $2,052,272, Morgan
               Stanley, 6.75%, due
               04/15/11, with a value of
               $513,502, and Lehman
               Brothers Holdings, Inc.,
               3.50%, due 08/07/08, with a
               value of $1,248,635)(b).....       6,295,874
 4,120,226   With Investors Bank and Trust,
               dated 12/31/03, 0.45%, due
               01/02/04, repurchase
               proceeds at maturity
               $4,120,329 (Collateralized
               by Small Business
               Administration,
               4.13%, due 07/25/27, with a
               value of $4,326,237)........       4,120,226
 9,790,594   With Investors Bank and Trust,
               dated 12/31/03, 0.45%, due
               01/02/04, repurchase
               proceeds at maturity
               $9,790,839 (Collateralized
               by Fannie Mae Adjustable
               Rate Mortgage, 4.93%, due
               7/01/32, with a value of
               $10,280,124)................       9,790,594
                                             --------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $20,206,694)..........      20,206,694
                                             --------------
             Total Investments -- 105.5%
               (Cost $993,978,800).........   1,121,919,575
             Liabilities less other
               assets -- (5.5)%............     (58,530,243)
                                             --------------
             NET ASSETS -- 100.0%..........  $1,063,389,332
                                             ==============

                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 2003

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $1,022,951,511.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $106,192,130
    Gross unrealized depreciation..........    (7,224,066)
                                             ------------
    Net unrealized appreciation. ..........  $ 98,968,064
                                             ============

---------------

*    Non-income producing security.

**   Variable rate security. The rate shown was in effect at December 31, 2003.

(a)  All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(c)  Security is segregated as initial margin for futures contract.

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS -- 97.8%
              AEROSPACE AND DEFENSE -- 1.9%
     61,900   Boeing Company...............  $    2,608,466
    125,208   Lockheed Martin Corp. .......       6,435,691
    302,000   United Technologies Corp. ...      28,620,540
                                             --------------
                                                 37,664,697
                                             --------------
              AGRICULTURE -- 0.2%
    130,100   Monsanto Company.............       3,744,278
                                             --------------
              AIRLINES -- 0.7%
     97,285   Ryanair Holdings PLC
                (ADR)*(a)..................       4,926,512
    505,200   Southwest Airlines Company...       8,153,928
                                             --------------
                                                 13,080,440
                                             --------------
              APPAREL: MANUFACTURING -- 0.6%
    162,500   Nike, Inc. --
                Class B....................      11,124,750
                                             --------------
              AUTOMOBILES -- 0.8%
    326,714   Bayerische Motoren Werke AG..      15,048,548
                                             --------------
              BANKS -- 0.1%
     11,800   M&T Bank Corp. ..............       1,159,940
                                             --------------
              BROADCAST SERVICES/MEDIA -- 2.1%
     88,100   Fox Entertainment Group,
                Inc. --
                Class A*...................       2,568,115
    247,129   Hughes Electronics Corp.*....       4,089,985
     97,000   News Corp., Ltd.
                (ADR)......................       2,934,250
    180,200   Time Warner, Inc.*...........       3,241,798
     96,000   Tribune Company..............       4,953,600
    125,600   Univision Communications,
                Inc. -- Class A*...........       4,985,064
    415,500   Viacom, Inc. -- Class B......      18,439,890
                                             --------------
                                                 41,212,702
                                             --------------
              BUSINESS SERVICES -- 0.5%
    106,200   First Data Corp.(a)..........       4,363,758
    165,200   Paychex, Inc. ...............       6,145,440
                                             --------------
                                                 10,509,198
                                             --------------
              CHEMICALS -- 0.3%
    100,500   Air Products and Chemicals,
                Inc. ......................       5,309,415
                                             --------------
              COMMERCIAL SERVICES -- 0.5%
    355,000   Accenture, Ltd. -- Class
                A*.........................       9,343,600
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES -- 7.7%
    619,316   Electronic Arts, Inc.*(a)....  $   29,590,918
  2,047,970   Microsoft Corp. .............      56,401,094
  2,721,800   Oracle Corp.*................      35,927,760
    277,500   SAP AG (ADR).................      11,532,900
    485,500   VERITAS Software Corp.*......      18,041,180
                                             --------------
                                                151,493,852
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 3.5%
  1,500,308   Dell, Inc.*..................      50,950,460
    774,000   EMC Corp.*...................      10,000,080
    391,000   Hewlett-Packard Company......       8,981,270
                                             --------------
                                                 69,931,810
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 0.6%
    112,006   Lennar Corp. -- Class A(a)...      10,752,576
      4,153   Lennar Corp. -- Class B......         379,584
                                             --------------
                                                 11,132,160
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.7%
    205,400   Colgate-Palmolive Company....      10,280,270
    119,900   Estee Lauder Companies,
                Inc. --
                Class A....................       4,707,274
    274,668   FedEx Corp. .................      18,540,090
  2,639,428   General Electric Company.....      81,769,479
     56,800   Kimberly-Clark Corp. ........       3,356,312
    336,401   Procter & Gamble Company.....      33,599,732
                                             --------------
                                                152,253,157
                                             --------------
              ELECTRONICS -- 0.1%
     46,300   Emerson Electric Company.....       2,997,925
                                             --------------
              FINANCIAL SERVICES -- 9.0%
    151,200   American Express Company.....       7,292,376
    191,000   AmeriTrade Holding
                Corp.*(a)..................       2,687,370
     88,100   Capital One Financial
                Corp.(a)...................       5,399,649
    791,444   Citigroup, Inc. .............      38,416,692
    190,434   Countrywide Financial
                Corp. .....................      14,444,419
    538,222   Fannie Mae...................      40,398,943
    188,200   Franklin Resources, Inc. ....       9,797,692
     89,000   Goldman Sachs Group, Inc. ...       8,786,970
    493,271   Merrill Lynch & Company,
                Inc.(a)....................      28,930,344
    592,557   SLM Corp. ...................      22,327,548
                                             --------------
                                                178,482,003
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              FOOD AND BEVERAGE -- 3.3%
    298,961   Anheuser-Busch Companies,
                Inc. ......................  $   15,749,265
     88,700   Campbell Soup Company........       2,377,160
    237,500   Coca-Cola Company............      12,053,125
    560,284   PepsiCo, Inc. ...............      26,120,441
    237,000   Sysco Corp. .................       8,823,510
                                             --------------
                                                 65,123,501
                                             --------------
              INSURANCE -- 1.2%
    135,500   AFLAC, Inc. .................       4,902,390
    223,700   American International Group,
                Inc. ......................      14,826,836
    118,000   SAFECO Corp. ................       4,593,740
                                             --------------
                                                 24,322,966
                                             --------------
              INTERNET SERVICES -- 6.4%
  3,270,159   Cisco Systems, Inc.*.........      79,432,162
    264,000   eBay, Inc.*(a)...............      17,051,760
    519,000   Novell, Inc.* ...............       5,459,880
     75,800   Symantec Corp.*(a)...........       2,626,470
    469,000   YAHOO!, Inc.*................      21,184,730
                                             --------------
                                                125,755,002
                                             --------------
              LEISURE AND RECREATION -- 0.6%
    142,558   Four Seasons Hotels,
                Inc.(a)....................       7,291,842
    100,600   Marriott International,
                Inc. -- Class A............       4,647,720
                                             --------------
                                                 11,939,562
                                             --------------
              MACHINERY -- 1.2%
    248,210   Caterpillar, Inc. ...........      20,606,394
     55,250   Ingersoll-Rand Company --
                Class A....................       3,750,370
                                             --------------
                                                 24,356,764
                                             --------------
              MANUFACTURING -- 1.9%
    271,700   3M Company...................      23,102,651
     64,000   Danaher Corp. ...............       5,872,000
    227,700   Honeywell International,
                Inc. ......................       7,612,011
                                             --------------
                                                 36,586,662
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.3%
    175,600   Caremark Rx, Inc.*(a)........       4,447,948
     86,900   HCA, Inc. ...................       3,733,224
    631,062   UnitedHealth Group, Inc. ....      36,715,187
                                             --------------
                                                 44,896,359
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES -- 6.6%
    961,042   Boston Scientific Corp.*.....  $   35,327,903
     79,000   Genzyme Corp.*(a)............       3,897,860
     55,100   Guidant Corp. ...............       3,317,020
    345,000   Johnson & Johnson............      17,822,700
    522,054   Medtronic, Inc. .............      25,377,045
    316,900   St. Jude Medical, Inc.* .....      19,441,815
     97,500   Stryker Corp.(a).............       8,288,475
    242,214   Zimmer Holdings, Inc.* ......      17,051,866
                                             --------------
                                                130,524,684
                                             --------------
              MOTOR VEHICLES -- 0.2%
    103,000   Harley-Davidson, Inc.(a).....       4,895,590
                                             --------------
              OIL, COAL AND GAS -- 1.3%
    345,000   Baker Hughes, Inc. ..........      11,095,200
    273,200   BJ Services Company*(a)......       9,807,880
    114,200   EOG Resources, Inc. .........       5,272,614
                                             --------------
                                                 26,175,694
                                             --------------
              PHARMACEUTICALS -- 9.5%
    169,400   Abbott Laboratories..........       7,894,040
     86,400   Bristol-Myers Squibb
                Company....................       2,471,040
    157,500   Cardinal Health, Inc.(a).....       9,632,700
    359,896   Eli Lilly and Company........      25,311,486
     53,900   Forest Laboratories, Inc.*...       3,331,020
    102,900   IVAX Corp.*..................       2,457,252
  2,596,139   Pfizer, Inc. ................      91,721,592
    278,300   Teva Pharmaceutical
                Industries, Ltd.
                (ADR)(a)...................      15,782,393
     58,500   Watson Pharmaceuticals,
                Inc.*......................       2,691,000
    628,700   Wyeth........................      26,688,315
                                             --------------
                                                187,980,838
                                             --------------
              RESEARCH AND DEVELOPMENT -- 5.6%
    702,414   Amgen, Inc.*.................      43,409,185
    518,767   Genentech, Inc.*.............      48,541,028
    279,600   Gilead Sciences, Inc.* ......      16,255,944
     44,300   Invitrogen Corp.*............       3,101,000
                                             --------------
                                                111,307,157
                                             --------------
              RETAIL -- 7.7%
     81,800   Best Buy Company, Inc. ......       4,273,232
    406,900   Home Depot, Inc. ............      14,440,881
    657,934   Lowe's Companies, Inc. ......      36,442,964
     94,300   RadioShack Corp. ............       2,893,124

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
    106,300   Target Corp.(a)..............  $    4,081,920
    426,253   Tiffany & Company............      19,266,636
    888,518   Wal-Mart Stores, Inc. .......      47,135,880
    622,900   Walgreen Company.............      22,661,102
                                             --------------
                                                151,195,739
                                             --------------
              RETAIL: RESTAURANTS -- 1.0%
    202,400   McDonald's Corp. ............       5,025,592
    460,500   Starbucks Corp.* ............      15,224,130
                                             --------------
                                                 20,249,722
                                             --------------
              SEMICONDUCTORS -- 8.7%
    234,500   Applied Materials, Inc.*.....       5,264,525
    256,500   ASML Holding NV*.............       5,142,825
  3,539,107   Intel Corp. .................     113,959,245
     48,300   KLA-Tencor Corp.*............       2,833,761
    460,626   Maxim Integrated Products,
                Inc. ......................      22,939,175
    211,800   Microchip Technology,
                Inc. ......................       7,065,648
    103,400   QLogic Corp.*................       5,335,440
    122,200   Teradyne, Inc.*(a)...........       3,109,990
    245,500   Texas Instruments, Inc. .....       7,212,790
                                             --------------
                                                172,863,399
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 3.3%
    417,500   Avaya, Inc.*.................       5,402,450
    137,500   Comverse Technology, Inc.*...       2,418,625
    524,851   Nextel Communications,
                Inc. --
                Class A*...................      14,727,319
    496,500   Nokia Oyj (ADR)..............       8,440,500
    356,457   QUALCOMM, Inc. ..............      19,223,726
    581,000   Vodafone Group PLC (ADR).....      14,548,240
                                             --------------
                                                 64,760,860
                                             --------------
              TRANSPORTATION -- 0.7%
    196,500   United Parcel Service,
                Inc. --
                Class B....................      14,649,075
                                             --------------
              TOTAL COMMON STOCKS
                (Cost $1,731,887,190)......   1,932,072,049
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              REGULATED INVESTMENT COMPANIES -- 0.3%
  2,565,119   American Aadvantage
                Select(b)..................  $    2,565,119
    794,106   Merrill Lynch Premier
                Institutional Fund(b)......         794,106
  2,198,673   Merrimac Cash Fund --
                Premium Class(b)...........       2,198,673
                                             --------------
              TOTAL REGULATED INVESTMENT
                COMPANIES
                (Cost $5,557,898)..........       5,557,898
                                             --------------
 PRINCIPAL
 ---------
              SHORT TERM COMMERCIAL PAPER -- 0.1%
$   799,856   General Electric Capital
                Corp.,
                1.09%, 01/09/04(b).........         799,856
    732,891   General Electric Capital
                Corp.,
                1.08%, 01/16/04(b).........         732,891
                                             --------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER
                (Cost $1,532,747)..........       1,532,747
                                             --------------
              SHORT TERM CORPORATE NOTES -- 1.0%
    732,891   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).....         732,891
    732,891   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).....         732,891
  1,832,228   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).....       1,832,228
  1,465,782   Fleet National Bank, Floating
                Rate,
                1.00%(**), 01/21/04(b).....       1,465,782
  1,832,228   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).....       1,832,228
  2,931,564   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).....       2,931,564
  4,763,792   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/14/04(b).....       4,763,792
  1,099,336   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/21/04(b).....       1,099,336
  3,664,455   Morgan Stanley, Floating
                Rate,
                1.05%(**), 09/10/04(b).....       3,664,455
                                             --------------
              TOTAL SHORT TERM CORPORATE
                NOTES
                (Cost $19,055,167).........      19,055,167
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.1%
              FANNIE MAE -- 0.1%
$ 1,459,524   1.06%, 01/02/04(b)...........  $    1,459,524
                                             --------------
              FREDDIE MAC -- 0.0%
    732,891   1.06%, 01/27/04(b)...........         732,891
                                             --------------
              TOTAL SHORT TERM US
                GOVERNMENT AGENCY
                SECURITIES
                (Cost $2,192,415)..........       2,192,415
                                             --------------
              TIME DEPOSITS -- 2.0%
  6,715,885   Bank of Montreal,
                1.06%, 01/15/04(b).........       6,715,885
  2,931,564   Bank of Montreal,
                1.06%, 02/17/04(b).........       2,931,564
  3,664,455   Bank of Novia Scotia,
                1.08%, 03/10/04(b).........       3,664,455
  2,198,673   Citigroup, Inc.,
                1.08%, 01/05/04(b).........       2,198,673
  1,099,337   Citigroup, Inc.,
                1.09%, 02/06/04(b).........       1,099,337
  2,198,673   Credit Agricole Indosuez,
                0.98%, 01/02/04(b).........       2,198,673
  2,198,673   Credit Agricole Indosuez,
                1.08%, 01/28/04(b).........       2,198,673

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 2,931,564   Den Danske Bank,
                1.08%, 01/20/04(b).........  $    2,931,564
  3,664,455   Royal Bank of Canada,
                1.05%, 02/27/04(b).........       3,664,455
  1,832,228   Royal Bank of Scotland,
                1.08%, 01/09/04(b).........       1,832,228
    732,891   Royal Bank of Scotland,
                1.08%, 01/15/04(b).........         732,891
  5,496,683   Royal Bank of Scotland,
                1.08%, 01/20/04(b).........       5,496,683
  1,832,228   Svenska Handlesbanken,
                1.08%, 02/04/04(b).........       1,832,228
    732,891   Toronto Dominion Bank,
                1.10%, 01/08/04(b).........         732,891
  1,099,337   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b).........       1,099,337
                                             --------------
              TOTAL TIME DEPOSITS
                (Cost $39,329,537).........      39,329,537
                                             --------------
              TOTAL SECURITIES
                (Cost $1,799,554,954)......   1,999,739,813
                                             --------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS -- 2.8%
$ 8,061,801   With Goldman Sachs Group,
                Inc., dated 12/31/03,
                1.04%, due 01/02/04,
                repurchase proceeds at
                maturity $8,062,267
                (Collateralized by
                Archer-Daniels-Midland
                Company, 8.88%, due
                04/15/11, with a value of
                $1,684,844, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $1,653,881, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value
                of $2,627,913, Morgan
                Stanley, 6.75%, due
                04/15/11, with a value of
                $657,534, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $1,598,865)(b)....  $    8,061,801
  9,434,532   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $9,434,768
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 5.35%, due
                01/01/32, with a value of
                $9,906,259)................       9,434,532
 18,662,181   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $18,662,648
                (Collateralized by Freddie
                Mac Adjustable Rate
                Mortgage, 3.97%, due
                01/01/33, with a value of
                $16,820,115 and Small
                Business Administration,
                4.63%, due 04/25/16, with a
                value of $2,775,175).......      18,662,181

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$19,971,675   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $19,972,174
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 5.29%, due
                06/01/30, with a value of
                $3,446,640 and Fannie Mae
                Adjustable Rate Mortgage,
                4.75%, due 02/01/33, with a
                value of $17,523,828)......  $   19,971,675
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $56,130,189).........      56,130,189
                                             --------------
              Total Investments -- 104.1%
                (Cost $1,855,685,143)......   2,055,870,002
              Liabilities less other
                assets -- (4.1)%...........     (80,233,302)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,975,636,700
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $1,919,175,700.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation........  $  169,545,072
    Gross unrealized depreciation........     (32,850,770)
                                           --------------
    Net unrealized appreciation..........  $  136,694,302
                                           ==============

---------------

*      Non-income producing security.

** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 94.2%
              AEROSPACE AND DEFENSE -- 1.8%
    118,700   United Defense Industries,
                Inc.*........................  $  3,784,156
                                               ------------
              AGRICULTURE -- 1.5%
     96,400   Bunge, Ltd. ...................     3,173,488
                                               ------------
              ASSET MANAGEMENT -- 1.5%
    108,800   Brascan Corp. -- Class A(a)....     3,322,752
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 2.5%
     27,600   Advanced Auto Parts, Inc.*.....     2,246,640
     95,300   Genuine Parts Company..........     3,163,960
                                               ------------
                                                  5,410,600
                                               ------------
              BANKS -- 7.0%
    160,956   Charter One Financial, Inc. ...     5,561,029
     62,500   Greenpoint Financial Corp. ....     2,207,500
     30,200   M&T Bank Corp. ................     2,968,660
    109,900   North Fork Bancorp, Inc. ......     4,447,653
                                               ------------
                                                 15,184,842
                                               ------------
              BROADCAST SERVICES/MEDIA -- 4.8%
    106,340   Cablevision Systems New York
                Group -- Class A*(a).........     2,487,293
    155,200   Cox Radio, Inc. -- Class A*....     3,915,696
     78,500   Tribune Company................     4,050,600
                                               ------------
                                                 10,453,589
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 4.8%
     92,700   Manpower, Inc.(a)..............     4,364,316
    315,000   Moore Wallace, Inc.*...........     5,899,950
                                               ------------
                                                 10,264,266
                                               ------------
              COMMERCIAL SERVICES -- 2.1%
    163,500   ARAMARK Corp. -- Class B.......     4,483,170
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 4.0%
     50,500   DST Systems, Inc.*.............     2,108,880
    105,500   SkillSoft PLC (ADR)*...........       912,575
     76,000   SunGard Data Systems, Inc.*....     2,105,960
    103,800   Synopsys, Inc.*(a).............     3,504,288
                                               ------------
                                                  8,631,703
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 5.3%
     44,600   American Standard Companies,
                Inc.*........................     4,491,220
     66,000   Lafarge North America, Inc. ...     2,674,320
    116,200   York International Corp. ......     4,276,160
                                               ------------
                                                 11,441,700
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              CONSUMER GOODS AND SERVICES -- 3.2%
     69,300   Clorox Company.................  $  3,365,208
     48,100   Fortune Brands, Inc. ..........     3,438,669
                                               ------------
                                                  6,803,877
                                               ------------
              CONTAINERS AND PACKAGING -- 1.0%
     91,000   Pactiv Corp.*..................     2,174,900
                                               ------------
              INSURANCE -- 8.1%
     63,300   Chubb Corp. ...................     4,310,730
     74,300   Everest Re Group, Ltd. ........     6,285,780
     54,300   MBIA, Inc. ....................     3,216,189
    108,000   Willis Group Holdings, Ltd. ...     3,679,560
                                               ------------
                                                 17,492,259
                                               ------------
              INTERNET SERVICES -- 1.2%
    178,900   Network Associates, Inc.*......     2,690,656
                                               ------------
              LEISURE AND RECREATION -- 3.6%
     52,300   MGM Mirage, Inc.*..............     1,967,003
    169,100   Royal Caribbean Cruises,
                Ltd.(a)......................     5,882,989
                                               ------------
                                                  7,849,992
                                               ------------
              MANUFACTURING -- 0.9%
     27,100   ITT Industries, Inc. ..........     2,011,091
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 7.0%
     30,700   Anthem, Inc.*(a)...............     2,302,500
    101,800   Omnicare, Inc. ................     4,111,702
    140,800   STERIS Corp.*..................     3,182,080
     56,600   WellPoint Health Networks,
                Inc.*........................     5,489,634
                                               ------------
                                                 15,085,916
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 2.6%
     68,300   C. R. Bard, Inc. ..............     5,549,375
                                               ------------
              METALS AND MINING -- 2.1%
     45,900   Alcan, Inc. ...................     2,155,005
     65,200   United States Steel Corp.(a)...     2,283,304
                                               ------------
                                                  4,438,309
                                               ------------
              OIL, COAL AND GAS -- 4.4%
     78,500   EnCana Corp.(a)................     3,096,040
    149,900   Halliburton Company............     3,897,400
     67,100   Weatherford International,
                Ltd.*........................     2,415,600
                                               ------------
                                                  9,409,040
                                               ------------
              PAPER AND FOREST PRODUCTS -- 3.1%
    203,500   Boise Cascade Corp. ...........     6,687,010
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS -- 1.6%
     68,900   Schering AG (ADR)(a)...........  $  3,520,790
                                               ------------
              RETAIL -- 1.4%
    103,700   Dollar Tree Stores, Inc.*......     3,117,222
                                               ------------
              RETAIL: RESTAURANTS -- 2.8%
     94,500   Brinker International,
                Inc.*(a).....................     3,133,620
     86,700   YUM! Brands, Inc.*.............     2,982,480
                                               ------------
                                                  6,116,100
                                               ------------
              RETAIL: SUPERMARKETS -- 1.1%
    103,500   Safeway, Inc.*.................     2,267,685
                                               ------------
              SEMICONDUCTORS -- 1.3%
    951,600   Agere Systems, Inc. -- Class
                B*...........................     2,759,640
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.3%
     29,400   UNOVA, Inc.*...................       674,730
                                               ------------
              TOOLS -- 2.8%
    162,200   Stanley Works(a)...............     6,142,514
                                               ------------
              TRANSPORTATION: FREIGHT -- 3.4%
     93,500   CNF, Inc. .....................     3,169,650
     59,700   Union Pacific Corp. ...........     4,147,956
                                               ------------
                                                  7,317,606
                                               ------------
              TRANSPORTATION: SERVICES -- 2.5%
     48,800   Florida East Coast Industries,
                Inc. ........................     1,615,280
    105,000   Yellow Roadway Corp.*(a).......     3,797,850
                                               ------------
                                                  5,413,130
                                               ------------
              UTILITIES: ELECTRIC -- 4.5%
    154,300   PG&E Corp.*....................     4,284,911
    124,700   PPL Corp. .....................     5,455,625
                                               ------------
                                                  9,740,536
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $178,361,178)..........   203,412,644
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 1.2%
  1,234,502   American Aadvantage Select(b)..     1,234,502
    382,176   Merrill Lynch Premier
                Institutional Fund(b)........       382,176
  1,058,145   Merrimac Cash Fund -- Premium
                Class(b).....................     1,058,145
                                               ------------
              TOTAL REGULATED INVESTMENT
                COMPANIES
                (Cost $2,674,823)............     2,674,823
                                               ------------
 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM COMMERCIAL PAPER -- 0.3%
$   384,943   General Electric Capital Corp.,
                1.09%, 01/09/04(b)...........  $    384,943
    352,715   General Electric Capital Corp.,
                1.08%, 01/16/04(b)...........       352,715
                                               ------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER
                (Cost $737,658)..............       737,658
                                               ------------
              SHORT TERM CORPORATE NOTES -- 4.2%
    352,715   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).......       352,715
    352,715   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).......       352,715
    881,787   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).......       881,787
    705,430   Fleet National Bank, Floating
                Rate,
                1.00%(**), 01/21/04(b).......       705,430
    881,787   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).......       881,787
  1,410,859   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).......     1,410,859
  2,292,646   Morgan Stanley, Floating Rate,
                1.05%(**), 06/14/04(b).......     2,292,646
    529,072   Morgan Stanley, Floating Rate,
                1.05%(**), 06/21/04(b).......       529,072
  1,763,574   Morgan Stanley, Floating Rate,
                1.05%(**), 09/10/04(b).......     1,763,574
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES
                (Cost $9,170,585)............     9,170,585
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.5%
              FANNIE MAE -- 0.3%
    702,418   1.06%, 01/02/04(b).............       702,418
                                               ------------
              FREDDIE MAC -- 0.2%
    352,715   1.06%, 01/27/04(b).............       352,715
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES
                (Cost $1,055,133)............     1,055,133
                                               ------------

                       See notes to financial statements.

                            MID-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS -- 8.8%
$ 3,232,121   Bank of Montreal,
                1.06%, 01/15/04(b)...........  $  3,232,121
  1,410,859   Bank of Montreal,
                1.06%, 02/17/04(b)...........     1,410,859
  1,763,574   Bank of Novia Scotia,
                1.08%, 03/10/04(b)...........     1,763,574
  1,058,145   Citigroup, Inc.,
                1.08%, 01/05/04(b)...........     1,058,145
    529,072   Citigroup, Inc.,
                1.09%, 02/06/04(b)...........       529,072
  1,058,145   Credit Agricole Indosuez,
                0.98%, 01/02/04(b)...........     1,058,145
  1,058,145   Credit Agricole Indosuez,
                1.08%, 01/28/04(b)...........     1,058,145
  1,410,859   Den Danske Bank,
                1.08%, 01/20/04(b)...........     1,410,859
  1,763,574   Royal Bank of Canada,
                1.05%, 02/27/04(b)...........     1,763,574
    881,787   Royal Bank of Scotland,
                1.08%, 01/09/04(b)...........       881,787
    352,715   Royal Bank of Scotland,
                1.08%, 01/15/04(b)...........       352,715
  2,645,361   Royal Bank of Scotland,
                1.08%, 01/20/04(b)...........     2,645,361
    881,787   Svenska Handlesbanken,
                1.08%, 02/04/04(b)...........       881,787
    352,715   Toronto Dominion Bank,
                1.10%, 01/08/04(b)...........       352,715
    529,072   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b)...........       529,072
                                               ------------
              TOTAL TIME DEPOSITS (Cost
                $18,927,931).................    18,927,931
                                               ------------
              TOTAL SECURITIES (Cost
                $210,927,308)................   235,978,774
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 11.9%
$ 3,879,863   With Goldman Sachs Group, Inc.,
                dated 12/31/03, 1.04%, due
                01/02/04, repurchase proceeds
                at maturity $3,880,087
                (Collateralized by Archer-
                Daniels-Midland Company,
                8.88%, due 04/15/11, with a
                value of $810,856, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $795,955, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value of
                $1,264,723, Morgan Stanley,
                6.75%, due 04/15/11, with a
                value of $316,448, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $769,478)(b)........  $  3,879,863
 21,942,071   With Investors Bank and Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $21,942,620
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                3.96%, due 02/01/33, with a
                value of $19,318,172 and
                Small Business
                Administration, 5.13%, due
                01/25/22, with a value of
                $3,721,003)..................    21,942,071
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $25,821,934)...........    25,821,934
                                               ------------
              Total Investments -- 121.1%
                (Cost $236,749,242)..........   261,800,708
              Liabilities less other
                assets -- (21.1)%............   (45,607,589)
                                               ------------
              NET ASSETS -- 100.0%...........  $216,193,119
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $236,943,870.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $25,171,244
    Gross unrealized depreciation...........     (314,406)
                                              -----------
    Net unrealized appreciation.............  $24,856,838
                                              ===========

---------------

*      Non-income producing security.

** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS -- 94.8%
             ADVERTISING -- 0.5%
    20,000   Lamar Advertising Company*......  $    746,400
                                               ------------
             AEROSPACE AND DEFENSE -- 2.8%
    35,000   Alliant Techsystems, Inc.*......     2,021,600
    90,000   Goodrich Corp. .................     2,672,100
                                               ------------
                                                  4,693,700
                                               ------------
             APPAREL: MANUFACTURING -- 1.0%
    25,000   Nike, Inc. -- Class B...........     1,711,500
                                               ------------
             BANKS -- 4.0%
    30,000   Bank of Hawaii Corp. ...........     1,266,000
    12,500   Golden West Financial Corp. ....     1,289,875
     8,500   M&T Bank Corp. .................       835,550
    40,000   Mellon Financial Corp. .........     1,284,400
    32,500   Zions Bancorp...................     1,993,225
                                               ------------
                                                  6,669,050
                                               ------------
             BROADCAST SERVICES/MEDIA -- 4.3%
    82,500   Cox Radio, Inc. -- Class A*.....     2,081,475
    17,500   E.W. Scripps Company -- Class
               A.............................     1,647,450
    30,000   Entercom Communications Corp.*..     1,588,800
    55,000   Westwood One, Inc.*.............     1,881,550
                                               ------------
                                                  7,199,275
                                               ------------
             BUSINESS SERVICES -- 2.3%
    75,000   BISYS Group, Inc.*..............     1,116,000
    52,500   Cintas Corp.(a).................     2,631,825
                                               ------------
                                                  3,747,825
                                               ------------
             CHEMICALS -- 2.5%
    55,000   Air Products and Chemicals,
               Inc. .........................     2,905,650
    25,000   Valspar Corp. ..................     1,235,500
                                               ------------
                                                  4,141,150
                                               ------------
             COMMERCIAL SERVICES -- 1.2%
    70,000   ARAMARK Corp. -- Class B........     1,919,400
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 11.6%
    45,000   Affiliated Computer Services,
               Inc. -- Class A*(a)...........     2,450,700
    80,000   Amdocs, Ltd.*...................     1,798,400
   110,000   Citrix Systems, Inc.*...........     2,333,100
    70,000   DST Systems, Inc.*(a)...........     2,923,200
    35,000   Electronic Arts, Inc.*..........     1,672,300
   100,000   Macromedia, Inc.*...............     1,784,000
    55,000   Mercury Interactive Corp.*(a)...     2,675,200

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    60,000   Perot Systems Corp. -- Class
               A*............................  $    808,800
    65,000   SunGard Data Systems, Inc.*.....     1,801,150
    55,000   THQ, Inc.*(a)...................       930,050
                                               ------------
                                                 19,176,900
                                               ------------
             CONSTRUCTION SERVICES AND SUPPLIES -- 0.9%
    15,000   American Standard Companies,
               Inc.*.........................     1,510,500
                                               ------------
             CONSUMER GOODS AND SERVICES -- 1.5%
    65,000   Estee Lauder Companies, Inc. --
               Class A.......................     2,551,900
                                               ------------
             DISTRIBUTION -- 2.3%
    35,000   CDW Corp.(a)....................     2,021,600
    37,500   Fastenal Company(a).............     1,872,750
                                               ------------
                                                  3,894,350
                                               ------------
             ELECTRONICS -- 4.8%
   315,000   Agere Systems, Inc. -- Class
               A*............................       960,750
    12,500   Harman International Industries,
               Inc. .........................       924,750
    85,000   Jabil Circuit, Inc.*............     2,405,500
    42,500   L-3 Communications Holdings,
               Inc.*(a)......................     2,182,800
    50,000   Molex, Inc. -- Class A..........     1,468,000
                                               ------------
                                                  7,941,800
                                               ------------
             FINANCIAL SERVICES -- 1.1%
    25,000   Chicago Mercantile Exchange(a)..     1,809,000
                                               ------------
             FOOD AND BEVERAGE -- 2.4%
    65,000   Dean Foods Company*.............     2,136,550
    50,000   Performance Food Group
               Company*(a)...................     1,808,500
                                               ------------
                                                  3,945,050
                                               ------------
             INSURANCE -- 3.6%
    30,000   Aetna, Inc. ....................     2,027,400
    70,000   Willis Group Holdings, Ltd. ....     2,384,900
    20,000   XL Capital, Ltd. -- Class A.....     1,551,000
                                               ------------
                                                  5,963,300
                                               ------------
             INTERNET SERVICES -- 2.8%
   240,000   Novell, Inc.*...................     2,524,800
    60,000   Symantec Corp.*(a)..............     2,079,000
                                               ------------
                                                  4,603,800
                                               ------------

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             (fivLeisure and Recreation -- 3.2%
   110,000   Hilton Hotels Corp. ............  $  1,884,300
    35,000   Royal Caribbean Cruises,
               Ltd.(a).......................     1,217,650
    60,000   Starwood Hotels & Resorts.......     2,158,200
                                               ------------
                                                  5,260,150
                                               ------------
             MACHINERY -- 1.0%
    25,000   Ingersoll-Rand Company -- Class
               A.............................     1,697,000
                                               ------------
             MANUFACTURING -- 3.9%
    35,000   Danaher Corp.(a)................     3,211,250
    55,000   SPX Corp.*(a)...................     3,234,550
                                               ------------
                                                  6,445,800
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 4.4%
    50,000   AdvancePCS*.....................     2,633,000
    35,000   Anthem, Inc.*(a)................     2,625,000
    20,000   WellPoint Health Networks,
               Inc.*.........................     1,939,800
                                               ------------
                                                  7,197,800
                                               ------------
             MEDICAL EQUIPMENT AND SUPPLIES -- 4.4%
    10,000   Allergan, Inc. .................       768,100
    35,000   St. Jude Medical, Inc.*.........     2,147,250
    17,500   Stryker Corp. ..................     1,487,675
    20,000   Varian Medical Systems, Inc.*...     1,382,000
    20,000   Zimmer Holdings, Inc.*..........     1,408,000
                                               ------------
                                                  7,193,025
                                               ------------
             OIL, COAL AND GAS -- 6.8%
    13,500   Apache Corp. ...................     1,094,850
    60,000   BJ Services Company*............     2,154,000
    47,500   Nabors Industries, Ltd.*........     1,971,250
    40,000   Noble Corp.*....................     1,431,200
    40,000   Smith International, Inc.*......     1,660,800
    37,500   Weatherford International,
               Ltd.*.........................     1,350,000
    58,600   XTO Energy, Inc. ...............     1,658,380
                                               ------------
                                                 11,320,480
                                               ------------
             PHARMACEUTICALS -- 3.7%
    32,100   AmerisourceBergen Corp.(a)......     1,802,415
    35,000   Angiotech Pharmaceuticals,
               Inc.*.........................     1,610,000
    30,000   MGI Pharma, Inc.*...............     1,234,500
    25,000   Teva Pharmaceutical Industries,
               Ltd. (ADR)....................     1,417,750
                                               ------------
                                                  6,064,665
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             RESEARCH AND DEVELOPMENT -- 3.2%
    52,000   Biogen Idec, Inc.*..............  $  1,912,560
    21,400   Cytyc Corp.*....................       294,464
    35,000   Gilead Sciences, Inc.*..........     2,034,900
    20,000   Neurocrine Biosciences, Inc.*...     1,090,800
                                               ------------
                                                  5,332,724
                                               ------------
             RETAIL -- 4.9%
    70,000   Dollar Tree Stores, Inc.*.......     2,104,200
    60,000   Linens 'n Things, Inc.*.........     1,804,800
    90,000   TJX Companies, Inc. ............     1,984,500
    65,000   Williams-Sonoma, Inc.*(a).......     2,260,050
                                               ------------
                                                  8,153,550
                                               ------------
             RETAIL: RESTAURANTS -- 0.8%
    40,000   Starbucks Corp.*................     1,322,400
                                               ------------
             SEMICONDUCTORS -- 5.0%
    60,000   Emulex Corp.*(a)................     1,600,800
    45,000   Fairchild Semiconductor
               International, Inc.*..........     1,123,650
    75,000   Intersil Corp. -- Class A.......     1,863,750
    27,500   Marvell Technology Group,
               Ltd.*.........................     1,043,075
    80,000   Microchip Technology, Inc. .....     2,668,800
                                               ------------
                                                  8,300,075
                                               ------------
             TELECOMMUNICATIONS EQUIPMENT AND
               SERVICES -- 0.9%
    50,000   Adtran, Inc. ...................     1,550,000
                                               ------------
             TOYS -- 1.5%
    65,000   Marvel Enterprises, Inc.*.......     1,892,150
    35,000   Mattel, Inc. ...................       674,450
                                               ------------
                                                  2,566,600
                                               ------------
             TRANSPORTATION -- 1.5%
    65,000   Expeditors International of
               Washington, Inc. .............     2,447,900
                                               ------------
             TOTAL COMMON STOCKS (Cost
               $140,875,061).................   157,077,069
                                               ------------
             REGULATED INVESTMENT COMPANIES -- 1.3%
   987,010   American Aadvantage Select(b)...       987,010
   305,557   Merrill Lynch Premier
               Institutional Fund(b).........       305,557
   846,008   Merrimac Cash Fund -- Premium
               Class(b)......................       846,008
                                               ------------
             TOTAL REGULATED INVESTMENT
               COMPANIES
               (Cost $2,138,575).............     2,138,575
                                               ------------

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             SHORT TERM COMMERCIAL PAPER -- 0.4%
$  307,769   General Electric Capital Corp.,
               1.09%, 01/09/04(b)............  $    307,769
   282,003   General Electric Capital Corp.,
               1.08%, 01/16/04(b)............       282,003
                                               ------------
             TOTAL SHORT TERM COMMERCIAL
               PAPER
               (Cost $589,772)...............       589,772
                                               ------------
             SHORT TERM CORPORATE NOTES -- 4.4%
   282,003   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 06/10/04(b)........       282,003
   282,003   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 09/08/04(b)........       282,003
   705,007   Canadian Imperial Bank of
               Commerce, Floating Rate,
               1.01%(**), 11/04/04(b)........       705,007
   564,006   Fleet National Bank, Floating
               Rate,
               1.00%(**), 01/21/04(b)........       564,006
   705,007   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.06%(**), 01/05/04(b)........       705,007
 1,128,011   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.04%(**), 01/30/04(b)........     1,128,011
 1,833,018   Morgan Stanley, Floating Rate,
               1.05%(**), 06/14/04(b)........     1,833,018
   423,004   Morgan Stanley, Floating Rate,
               1.05%(**), 06/21/04(b)........       423,004
 1,410,014   Morgan Stanley, Floating Rate,
               1.05%(**), 09/10/04(b)........     1,410,014
                                               ------------
             TOTAL SHORT TERM CORPORATE NOTES
               (Cost $7,332,073).............     7,332,073
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
               SECURITIES -- 0.5%
             FANNIE MAE -- 0.3%
   561,598   1.06%, 01/02/04(b)..............       561,598
                                               ------------
             FREDDIE MAC -- 0.2%
   282,003   1.06%, 01/27/04(b)..............       282,003
                                               ------------
             TOTAL SHORT TERM US GOVERNMENT
               AGENCY SECURITIES (Cost
               $843,601).....................       843,601
                                               ------------

PRINCIPAL                                         VALUE
---------                                      ------------
             TIME DEPOSITS -- 9.1%
$2,584,147   Bank of Montreal,
               1.06%, 01/15/04(b)............  $  2,584,147
 1,128,011   Bank of Montreal,
               1.06%, 02/17/04(b)............     1,128,011
 1,410,014   Bank of Novia Scotia,
               1.08%, 03/10/04(b)............     1,410,014
   846,008   Citigroup, Inc.,
               1.08%, 01/05/04(b)............       846,008
   423,004   Citigroup, Inc.,
               1.09%, 02/06/04(b)............       423,004
   846,008   Credit Agricole Indosuez,
               0.98%, 01/02/04(b)............       846,008
   846,008   Credit Agricole Indosuez,
               1.08%, 01/28/04(b)............       846,008
 1,128,011   Den Danske Bank,
               1.08%, 01/20/04(b)............     1,128,011
 1,410,014   Royal Bank of Canada,
               1.05%, 02/27/04(b)............     1,410,014
   705,007   Royal Bank of Scotland,
               1.08%, 01/09/04(b)............       705,007
   282,003   Royal Bank of Scotland,
               1.08%, 01/15/04(b)............       282,003
 2,115,021   Royal Bank of Scotland,
               1.08%, 01/20/04(b)............     2,115,021
   705,007   Svenska Handlesbanken,
               1.08%, 02/04/04(b)............       705,007
   282,003   Toronto Dominion Bank,
               1.10%, 01/08/04(b)............       282,003
   423,004   Wells Fargo Bank, N.A.,
               1.04%, 01/30/04(b)............       423,004
                                               ------------
             TOTAL TIME DEPOSITS (Cost
               $15,133,270)..................    15,133,270
                                               ------------
             TOTAL SECURITIES (Cost
               $166,912,352).................   183,114,360
                                               ------------

                       See notes to financial statements.

                            MID-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENTS -- 7.3%
$3,102,031   With Goldman Sachs Group, Inc.,
               dated 12/31/03, 1.04%, due
               01/02/04, repurchase proceeds
               at maturity $3,102,210
               (Collateralized by Archer-
               Daniels-Midland Company,
               8.88%, due 04/15/11, with a
               value of $648,297, Den Danske
               Bank -- 144A, 7.40%, due
               06/15/10, with a value of
               $636,383, Honeywell
               International, Inc., 6.88%,
               due 10/03/05, with a value of
               $1,011,172, Morgan Stanley,
               6.75%, due 04/15/11, with a
               value of $253,007, and Lehman
               Brothers Holdings, Inc.,
               3.50%, due 08/07/08, with a
               value of $615,213)(b).........  $  3,102,031
 9,053,270   With Investors Bank and Trust,
               dated 12/31/03, 0.45%, due
               01/02/04, repurchase proceeds
               at maturity $9,053,496
               (Collateralized by Fannie Mae
               Adjustable Rate Mortgage,
               4.95%, due 01/01/32, with a
               value of $9,505,934)..........     9,053,270
                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $12,155,301)............    12,155,301
                                               ------------
             Total Investments -- 117.8%
               (Cost $179,067,653)...........   195,269,661
             Liabilities less other assets --
               (17.8)%.......................   (29,521,787)
                                               ------------
             NET ASSETS -- 100.0%............  $165,747,874
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $179,896,027.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $17,421,878
    Gross unrealized depreciation...........   (2,048,244)
                                              -----------
    Net unrealized appreciation.............  $15,373,634
                                              ===========

---------------

*      Non-income producing security.

** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS -- 96.9%
             ADVERTISING -- 1.7%
    84,125   Catalina Marketing Corp.*(a)....  $  1,695,960
                                               ------------
             AGRICULTURE -- 3.6%
   141,750   Delta and Pine Land Company.....     3,600,450
                                               ------------
             BANKS -- 7.6%
    94,200   Commercial Federal Corp. .......     2,516,081
    38,975   First Financial Bancorp. .......       621,651
    55,200   Provident Financial Services,
               Inc. .........................     1,043,280
    55,400   Silicon Valley Bancshares*......     1,998,278
    31,225   UMB Financial Corp. ............     1,484,437
                                               ------------
                                                  7,663,727
                                               ------------
             BUSINESS SERVICES AND SUPPLIES -- 6.2%
   209,600   CSG Systems International,
               Inc.*.........................     2,617,904
   230,850   Dendrite International, Inc.*...     3,617,419
                                               ------------
                                                  6,235,323
                                               ------------
             CHEMICALS -- 5.4%
    26,200   Cytec Industries, Inc.*.........     1,005,818
   351,349   Millennium Chemicals, Inc. .....     4,455,104
                                               ------------
                                                  5,460,922
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 1.4%
   128,325   Gartner, Inc. -- Class A*.......     1,451,356
                                               ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.1%
    23,550   Black Box Corp..................     1,084,949
                                               ------------
             CONSUMER GOODS AND SERVICES -- 3.5%
    72,925   American Greetings Corp. --
               Class A*(a)...................     1,594,870
    59,475   Blyth, Inc. ....................     1,916,284
                                               ------------
                                                  3,511,154
                                               ------------
             FINANCIAL SERVICES -- 4.8%
    63,825   Raymond James Financial,
               Inc. .........................     2,406,203
   102,150   Waddell & Reed Financial,
               Inc. -- Class A...............     2,396,439
                                               ------------
                                                  4,802,642
                                               ------------
             INSURANCE -- 2.7%
   228,450   Phoenix Companies, Inc.(a)......     2,750,538
                                               ------------
             INTERNET SERVICES -- 2.8%
   284,900   Earthlink, Inc.*................     2,849,000
                                               ------------
             LEISURE AND RECREATION -- 3.7%
   129,300   Speedway Motorsports, Inc. .....     3,739,356
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             MANUFACTURING -- 11.6%
   197,450   Acuity Brands, Inc. ............  $  5,094,209
    28,125   Brady Corp. -- Class A..........     1,146,094
    83,225   Crane Company...................     2,558,336
    58,250   Furniture Brands International,
               Inc. .........................     1,708,473
    76,975   Tredegar Corp. .................     1,195,422
                                               ------------
                                                 11,702,534
                                               ------------
             MEDICAL AND OTHER HEALTH SERVICES -- 2.2%
    74,750   LifePoint Hospitals, Inc.*(a)...     2,201,388
                                               ------------
             MEDICAL EQUIPMENT AND SUPPLIES -- 4.3%
    80,150   Haemonetics Corp.*..............     1,914,784
    83,250   Ocular Sciences, Inc.*..........     2,390,107
                                               ------------
                                                  4,304,891
                                               ------------
             OIL, COAL AND GAS -- 4.6%
    89,000   Forest Oil Corp.*...............     2,542,730
    71,650   Tidewater, Inc. ................     2,140,902
                                               ------------
                                                  4,683,632
                                               ------------
             PAPER AND FOREST PRODUCTS -- 3.1%
    76,587   Rayonier, Inc. .................     3,179,126
                                               ------------
             PRINTING AND PUBLISHING -- 5.4%
   107,225   Bowne & Company, Inc. ..........     1,453,971
   254,475   Hollinger International,
               Inc. .........................     3,974,900
                                               ------------
                                                  5,428,871
                                               ------------
             REAL ESTATE DEVELOPMENT AND SERVICES -- 0.1%
     2,525   Avatar Holdings, Inc.*..........        93,274
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.5%
    52,850   Post Properties, Inc. ..........     1,475,572
                                               ------------
             RETAIL -- 4.9%
   372,000   Payless ShoeSource, Inc.*.......     4,984,800
                                               ------------
             RUBBER PRODUCTS -- 1.1%
     8,750   Bandag, Inc. ...................       360,500
    17,550   Bandag, Inc. -- Class A.........       709,020
                                               ------------
                                                  1,069,520
                                               ------------
             SECURITY SERVICES -- 4.0%
   177,650   The Brink's Company.............     4,016,667
                                               ------------
             SEMICONDUCTORS -- 1.9%
   190,075   Axcelis Technologies, Inc.*.....     1,942,567
                                               ------------
             SPORTING GOODS AND EQUIPMENT -- 2.7%
   163,500   Callaway Golf Company(a)........     2,754,975
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
             COMMON STOCKS (CONTINUED)
             ((vTelecommunications Equipment and
               SERVICES -- 5.0%
   100,650   Belden, Inc. ...................  $  2,122,709
    78,250   Commonwealth Telephone
               Enterprises, Inc.*(a).........     2,953,937
                                               ------------
                                                  5,076,646
                                               ------------
             TOTAL COMMON STOCKS (Cost
               $82,412,137)..................    97,759,840
                                               ------------
             REGULATED INVESTMENT COMPANIES -- 0.6%
   289,720   American Aadvantage Select(b)...       289,720
    89,691   Merrill Lynch Premier
               Institutional Fund(b).........        89,691
   248,331   Merrimac Cash Fund -- Premium
               Class(b)......................       248,331
                                               ------------
             TOTAL REGULATED INVESTMENT
               COMPANIES
               (Cost $627,742)...............       627,742
                                               ------------
PRINCIPAL
----------
             ((VSHORT TERM COMMERCIAL PAPER -- 0.2%
$   90,341   General Electric Capital Corp.,
               1.09%, 01/09/04(b)............        90,341
    82,777   General Electric Capital Corp.,
               1.08%, 01/16/04(b)............        82,777
                                               ------------
             TOTAL SHORT TERM COMMERCIAL
               PAPER
               (Cost $173,118)...............       173,118
                                               ------------
             SHORT TERM CORPORATE NOTES -- 2.1%
    82,777   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 06/10/04(b)........        82,777
    82,777   Bear Stearns Companies, Inc.,
               Floating Rate,
               1.14%(**), 09/08/04(b)........        82,777
   206,943   Canadian Imperial Bank of
               Commerce, Floating Rate,
               1.01%(**), 11/04/04(b)........       206,943
   165,554   Fleet National Bank, Floating
               Rate,
               1.00%(**), 01/21/04(b)........       165,554
   206,943   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.06%(**), 01/05/04(b)........       206,943
   331,108   Goldman Sachs Group, Inc.,
               Floating Rate,
               1.04%(**), 01/30/04(b)........       331,108

PRINCIPAL                                         VALUE
---------                                      ------------
             SHORT TERM CORPORATE NOTES (CONTINUED)
$  538,051   Morgan Stanley, Floating Rate,
               1.05%(**), 06/14/04(b)........  $    538,051
   124,166   Morgan Stanley, Floating Rate,
               1.05%(**), 06/21/04(b)........       124,166
   413,886   Morgan Stanley, Floating Rate,
               1.05%(**), 09/10/04(b)........       413,886
                                               ------------
             TOTAL SHORT TERM CORPORATE NOTES
               (Cost $2,152,205).............     2,152,205
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
               SECURITIES -- 0.3%
             FANNIE MAE -- 0.2%
   164,847   1.06%, 01/02/04(b)..............       164,847
                                               ------------
             FREDDIE MAC -- 0.1%
    82,777   1.06%, 01/27/04(b)..............        82,777
                                               ------------
             TOTAL SHORT TERM US GOVERNMENT
               AGENCY SECURITIES (Cost
               $247,624).....................       247,624
                                               ------------
             TIME DEPOSITS -- 4.4%
   758,532   Bank of Montreal,
               1.06%, 01/15/04(b)............       758,532
   331,108   Bank of Montreal,
               1.06%, 02/17/04(b)............       331,108
   413,886   Bank of Novia Scotia,
               1.08%, 03/10/04(b)............       413,886
   248,331   Citigroup, Inc.,
               1.08%, 01/05/04(b)............       248,331
   124,166   Citigroup, Inc.,
               1.09%, 02/06/04(b)............       124,166
   248,331   Credit Agricole Indosuez,
               0.98%, 01/02/04(b)............       248,331
   248,331   Credit Agricole Indosuez,
               1.08%, 01/28/04(b)............       248,331
   331,109   Den Danske Bank,
               1.08%, 01/20/04(b)............       331,109
   413,886   Royal Bank of Canada,
               1.05%, 02/27/04(b)............       413,886
   206,943   Royal Bank of Scotland,
               1.08%, 01/09/04(b)............       206,943
    82,777   Royal Bank of Scotland,
               1.08%, 01/15/04(b)............        82,777
   620,828   Royal Bank of Scotland,
               1.08%, 01/20/04(b)............       620,828
   206,943   Svenska Handlesbanken,
               1.08%, 02/04/04(b)............       206,943

                       See notes to financial statements.

                           SMALL-CAP VALUE PORTFOLIO

                               DECEMBER 31, 2003

PRINCIPAL                                         VALUE
---------                                      ------------
             TIME DEPOSITS (CONTINUED)
$   82,777   Toronto Dominion Bank,
               1.10%, 01/08/04(b)............  $     82,777
   124,166   Wells Fargo Bank, N.A.,
               1.04%, 01/30/04(b)............       124,166
                                               ------------
             TOTAL TIME DEPOSITS (Cost
               $4,442,114)...................     4,442,114
                                               ------------
             TOTAL SECURITIES
               (Cost $90,054,940)............   105,402,643
                                               ------------
             REPURCHASE AGREEMENTS -- 6.1%
   910,548   With Goldman Sachs Group, Inc.,
               dated 12/31/03, 1.04%, due
               01/02/04, repurchase proceeds
               at maturity $910,601
               (Collateralized by Archer-
               Daniels-Midland Company,
               8.88%, due 04/15/11, with a
               value of $190,296, Den Danske
               Bank -- 144A, 7.40%, due
               06/15/10, with a value of
               $186,800, Honeywell
               International, Inc., 6.88%,
               due 10/03/05, with a value of
               $296,812, Morgan Stanley,
               6.75%, due 04/15/11, with a
               value of $74,266, and Lehman
               Brothers Holdings, Inc.,
               3.50%, due 08/07/08, with a
               value of $180,585)(b).........       910,548
 5,266,712   With Investors Bank and Trust,
               dated 12/31/03, 0.45%, due
               01/02/04, repurchase proceeds
               at maturity $5,266,844
               (Collateralized by Fannie Mae
               Adjustable Rate Mortgage,
               1.64%, due 11/25/30, with a
               value of $5,530,157)..........     5,266,712
                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $6,177,260).............     6,177,260
                                               ------------
             Total Investments -- 110.6%
               (Cost $96,232,200)............   111,579,903
             Liabilities less other assets --
               (10.6)%.......................   (10,692,445)
                                               ------------
             NET ASSETS -- 100.0%............  $100,887,458
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $96,484,383.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $15,358,097
    Gross unrealized depreciation...........     (262,577)
                                              -----------
    Net unrealized appreciation.............  $15,095,520
                                              ===========

---------------

*   Non-income producing security.

**  Variable rate security. The rate shown was in effect at December 31, 2003.

(a) All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS -- 95.5%
              ADVERTISING -- 0.1%
     92,600   aQuantive, Inc.*.............  $      949,150
     17,300   R.H. Donnelley Corp.*........         689,232
                                             --------------
                                                  1,638,382
                                             --------------
              AEROSPACE AND DEFENSE -- 0.6%
    219,900   AAR Corp.*...................       3,287,505
     94,200   Curtiss-Wright Corp. -- Class
                B..........................       4,229,580
      9,200   Ducommun, Inc.*..............         205,620
      4,700   Moog, Inc. -- Class A*.......         232,180
                                             --------------
                                                  7,954,885
                                             --------------
              AIRLINES -- 0.5%
     38,500   AirTran Holdings, Inc.*......         458,150
     68,800   American West Holdings
                Corp. -- Class B*(a).......         853,120
    132,000   ExpressJet Holdings, Inc.*...       1,980,000
     16,700   Mair Holdings, Inc.*.........         121,576
    176,550   Pinnacle Airlines Corp*......       2,452,280
                                             --------------
                                                  5,865,126
                                             --------------
              APPAREL: MANUFACTURING -- 0.6%
    258,850   Ashworth, Inc.*..............       2,088,920
      2,600   Gildan Activewear, Inc. --
                Class A*...................          80,288
    145,800   Guess?, Inc.*................       1,759,806
     24,400   K-Swiss, Inc. -- Class A.....         587,064
     21,900   Kellwood Company.............         897,900
     74,100   Oxford Industries, Inc. .....       2,510,508
                                             --------------
                                                  7,924,486
                                             --------------
              APPAREL: RETAIL -- 3.6%
    240,440   Aeropostale, Inc.*...........       6,592,865
     57,000   Brown Shoe Company, Inc. ....       2,162,010
    410,050   Casual Male Retail Group,
                Inc.*(a)...................       2,845,747
    161,900   Charlotte Russe Holding,
                Inc.*......................       2,243,934
    104,000   Claire's Stores, Inc. .......       1,959,360
    236,400   J. Jill Group, Inc.*.........       3,004,644
    146,110   Jos. A. Bank Clothiers,
                Inc.*(a)...................       5,068,556
    222,010   Pacific Sunwear of
                California, Inc.*..........       4,688,851
    356,000   Ross Stores, Inc.(a).........       9,409,080
    101,300   Shoe Carnival, Inc.*.........       1,803,140
    161,700   Stage Stores, Inc.*..........       4,511,430

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              APPAREL: RETAIL (CONTINUED)
     52,000   The Men's Wearhouse, Inc.*...  $    1,300,520
     26,800   Wilsons The Leather Experts,
                Inc.*......................          93,532
                                             --------------
                                                 45,683,669
                                             --------------
              AUTOMOBILES -- 0.2%
     41,100   American Axle & Manufacturing
                Holdings, Inc.*............       1,661,262
     29,000   Oshkosh Truck Corp. .........       1,479,870
                                             --------------
                                                  3,141,132
                                             --------------
              AUTOMOTIVE EQUIPMENT -- 1.0%
     32,800   Dura Automotive Systems,
                Inc. -- Class A*...........         418,856
    188,700   O'Reilly Automotive, Inc.*...       7,238,532
    211,600   Spartan Motors, Inc. ........       2,137,160
      6,500   Standard Motor Products,
                Inc. ......................          78,975
     86,800   TBC Corp.*...................       2,240,308
     66,100   Tenneco Automotive, Inc.*....         442,209
                                             --------------
                                                 12,556,040
                                             --------------
              BANKS -- 6.8%
      4,300   ABC Bancorp..................          68,671
     16,900   AMCORE Financial, Inc. ......         456,638
      3,900   AmericanWest Bancorp.*.......          88,920
      1,400   BancFirst Corp. .............          82,183
     19,500   BancorpSouth, Inc. ..........         462,540
    136,300   Bank of Bermuda, Ltd. .......       6,126,685
      4,300   Bank of Granite Corp. .......          93,654
    151,976   Banner Corp. ................       3,822,196
      3,100   Capital Corp. of the West*...         122,884
      3,100   Capitol Bancorp, Ltd. .......          88,040
      2,300   CCBT Financial Companies,
                Inc. ......................          80,385
     16,500   City Holding Company.........         577,500
     14,500   Columbia Banking System,
                Inc. ......................         314,070
     44,400   Commercial Capital Bancorp,
                Inc.*......................         950,604
     97,300   Commercial Federal Corp. ....       2,598,883
     55,700   Community First Bankshares,
                Inc. ......................       1,611,958
      7,260   Community Trust Bancorp,
                Inc. ......................         219,252
     14,200   Corus Bankshares, Inc. ......         448,152
      2,900   Dime Community Bancshares....          89,204
     26,500   First BanCorp................       1,048,075

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
      4,700   First Commonwealth Financial
                Corp. .....................  $       67,022
     57,050   First Community Bancorp......       2,061,787
     14,900   First Midwest Bancorp,
                Inc. ......................         482,909
      4,000   First National Corp. ........         120,040
      9,600   First Place Financial
                Corp. .....................         187,488
      7,400   First Republic Bank..........         264,920
     24,300   FirstFed Financial Corp.*....       1,057,050
    142,000   FirstMerit Corp. ............       3,829,740
     79,800   Flagstar Bancorp, Inc. ......       1,709,316
     18,600   Flushing Financial Corp. ....         340,008
     70,300   Franklin Bank Corp.*.........       1,335,700
      7,100   Frontier Financial Corp. ....         235,436
    292,111   Hudson United Bancorp........      10,793,501
      5,000   Humboldt Bancorp(a)..........          87,600
     11,000   Independent Bank Corp. ......         311,960
     32,700   IndyMac Bancorp, Inc.(a).....         974,133
      4,000   Interchange Financial
                Services Corp. ............         101,200
     29,300   Irwin Financial Corp. .......         920,020
      6,300   ITLA Capital Corp.*..........         315,630
     17,800   Local Financial Corp.*.......         370,952
      2,300   MASSBANK Corp. ..............          97,980
      4,400   Mid-State Bancshares.........         111,936
     60,300   Nara Bancorp, Inc. ..........       1,646,190
    140,150   NetBank, Inc. ...............       1,871,003
      6,800   OceanFirst Financial
                Corp. .....................         184,688
      1,700   Old Second Bancorp, Inc. ....          84,150
     16,170   Oriental Financial Group,
                Inc. ......................         415,569
      5,100   Patriot Bank Corp. ..........         145,911
    325,000   People's Bank(a).............      10,595,000
      2,250   People's Holding Company.....          74,250
      9,900   PFF Bancorp, Inc. ...........         359,172
     49,450   PrivateBancorp, Inc. ........       2,250,964
     41,400   Provident Bankshares
                Corp. .....................       1,218,816
      8,800   Provident Financial Group,
                Inc. ......................         281,160
      2,800   Provident Financial Holdings,
                Inc. ......................         101,556
     31,600   R & G Financial Corp. --
                Class B....................       1,257,680
      2,800   S&T Bancorp, Inc. ...........          83,720
      3,700   Sandy Spring Bancorp,
                Inc. ......................         138,380
      7,400   Second Bancorp, Inc. ........         195,360
     50,100   Silicon Valley Bancshares*...       1,807,107

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
      7,000   Simmons First National
                Corp. -- Class A...........  $      195,300
    125,700   Sky Financial Group, Inc. ...       3,260,658
      4,600   Southside Bancshares,
                Inc. ......................          85,100
      3,300   State Bancorp, Inc. .........          80,058
      3,600   State Financial Services
                Corp. -- Class A...........          95,616
      6,625   Sterling Bancorp.............         188,813
      3,200   Suffolk Bancorp..............         110,496
     30,800   Susquehanna Bancshares,
                Inc. ......................         770,308
    226,650   Texas Capital Bancshares,
                Inc.*......................       3,277,812
     53,800   Texas Regional Bancshares,
                Inc. -- Class A............       1,990,600
     23,900   The Trust Company of N.
                J. ........................         948,352
     14,600   Trustmark Corp. .............         427,342
      9,800   U.S.B. Holding Company,
                Inc. ......................         190,022
      2,800   Union Bankshares Corp. ......          85,400
     16,500   United Community Financial
                Corp. .....................         188,265
      3,100   WesBanco, Inc. ..............          85,839
      6,800   West Coast Bancorp...........         145,112
    114,140   Westamerica Bancorp..........       5,672,758
      2,400   Western Sierra Bancorp*......         112,800
      3,600   WSFS Financial Corp. ........         161,460
                                             --------------
                                                 85,909,609
                                             --------------
              BROADCAST SERVICES/MEDIA -- 1.9%
    388,200   Cox Radio, Inc. -- Class
                A*.........................       9,794,286
    449,400   Emmis Communications
                Corp. -- Class A*..........      12,156,270
     55,700   Sinclair Broadcast Group --
                Class A*...................         831,044
     53,000   Spanish Broadcasting System,
                Inc. -- Class A*...........         556,500
     13,200   World Wrestling
                Entertainment, Inc. .......         172,920
     24,100   Young Broadcasting, Inc. --
                Class A*...................         482,964
                                             --------------
                                                 23,993,984
                                             --------------
              BUSINESS SERVICES AND SUPPLIES -- 2.5%
     50,700   Administaff, Inc.*...........         881,166
     25,500   Advisory Board Company*......         890,205
    417,000   American Management Systems,
                Inc.*......................       6,284,190
     16,600   Angelica Corp. ..............         365,200
     54,600   Dendrite International,
                Inc.*......................         855,582

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES AND SUPPLIES (CONTINUED)
    135,200   Essex Corp.*.................  $    1,269,528
     42,500   Exult, Inc.*(a)..............         302,600
    113,700   Forrester Research, Inc.*....       2,031,819
     64,100   Gevity HR, Inc. .............       1,425,584
    135,700   Global Payments, Inc. .......       6,394,184
    127,600   Image Entertainment, Inc.*...         526,988
     23,000   John H. Harland Company......         627,900
     17,400   Kforce, Inc.*................         162,516
    129,800   Labor Ready, Inc.*...........       1,700,380
    132,100   MAXIMUS, Inc.*(a)............       5,169,073
     42,200   MemberWorks, Inc.*(a)........       1,146,574
     12,300   New England Business Service,
                Inc. ......................         362,850
     12,400   Pomeroy IT Solutions,
                Inc.*......................         182,776
     20,100   SOURCECORP, Inc.*............         515,163
      7,200   UniFirst Corp. ..............         170,712
                                             --------------
                                                 31,264,990
                                             --------------
              CHEMICALS -- 1.2%
     35,900   Airgas, Inc. ................         771,132
     20,400   Albemarle Corp. .............         611,388
     17,600   Arch Chemicals, Inc. ........         451,616
     18,600   Cytec Industries, Inc.*......         714,054
     15,600   Ethyl Corp.*.................         341,172
     68,200   Hercules, Inc.*..............         832,040
     46,600   MacDermid, Inc. .............       1,595,584
     13,300   Octel Corp. .................         261,877
    281,230   Tetra Tech, Inc.*............       6,991,378
     69,100   Tetra Technologies, Inc.*....       1,674,984
     31,300   Trex Company, Inc.*..........       1,188,774
                                             --------------
                                                 15,433,999
                                             --------------
              COLLECTIBLES -- 0.0%
     10,200   Department 56, Inc.*.........         133,620
                                             --------------
              COMMERCIAL SERVICES -- 0.2%
    128,650   Providence Service Corp.*....       2,081,557
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 3.9%
     82,800   Advanced Digital Information
                Corp.*.....................       1,159,200
     50,450   Altiris, Inc.*(a)............       1,840,416
     57,900   ANSYS, Inc.*.................       2,298,630
     11,400   Captaris, Inc.*..............          64,068
    228,200   Checkpoint Systems, Inc.*....       4,315,262
    106,100   Citadel Security Software,
                Inc.*(a)...................         403,180

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES (CONTINUED)
    529,800   ClickSoftware Technologies,
                Ltd.*(a)...................  $    2,161,584
     33,000   Computer Network Technology
                Corp.*.....................         314,820
      8,300   Concord Communications,
                Inc.*......................         165,751
      8,700   Covansys Corp.*..............          95,700
     12,000   Datastream Systems, Inc.*....          94,200
    450,860   Embarcadero Technologies,
                Inc.*......................       7,191,217
     71,700   Epicor Software Corp.*.......         914,892
     29,900   Evolving Systems, Inc.*(a)...         397,670
     39,600   Hyperion Solutions Corp.*....       1,193,544
      8,500   Informatica Corp.*...........          87,550
      2,500   Inter-Tel, Inc. .............          62,450
    135,800   Keane, Inc.*.................       1,988,112
     81,200   Kintera, Inc.*...............       1,006,880
    137,040   Macromedia, Inc.* ...........       2,444,794
      4,000   ManTech International
                Corp. -- Class A*..........          99,800
     87,150   Merge Technologies,
                Inc.*(a)...................       1,537,326
    128,300   Micromuse, Inc.*.............         885,270
    171,900   MRO Software, Inc.*..........       2,313,774
     14,800   MTS Systems Corp. ...........         284,604
     30,200   Omnicell, Inc.*..............         489,240
    109,650   OPNET Technologies, Inc.*....       1,804,839
    788,700   Parametric Technology
                Corp.*.....................       3,107,478
    180,800   Phoenix Technologies,
                Ltd.*......................       1,460,864
      5,400   Progress Software Corp.*.....         110,484
     18,100   Renaissance Learning,
                Inc.*(a)...................         435,848
      6,700   SERENA Software, Inc.*.......         122,945
     14,000   SRA International, Inc. --
                Class A*...................         603,400
     26,200   SS&C Technologies, Inc.......         732,290
      6,800   Sybase, Inc.*................         139,944
     33,800   Sykes Enterprises, Inc.*.....         289,328
    100,000   Synopsys, Inc.*(a)...........       3,376,000
    210,600   Synplicity, Inc.*............       1,648,998
     79,700   Transaction Systems
                Architects, Inc. -- Class
                A*.........................       1,803,611
     23,900   Tyler Technologies, Inc.*....         230,157
                                             --------------
                                                 49,676,120
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
     94,600   Black Box Corp.(a)...........  $    4,358,222
     11,400   Electronics For Imaging,
                Inc.*(a)...................         296,628
     32,400   Hutchinson Technology,
                Inc.*(a)...................         995,976
     34,300   Mercury Computer Systems,
                Inc.*......................         854,070
     16,000   RadiSys Corp.*...............         269,760
    114,700   Silicon Storage Technology,
                Inc.*......................       1,261,700
                                             --------------
                                                  8,036,356
                                             --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.3%
     24,100   Brookfield Homes Corp. ......         621,057
      8,900   Centex Construction Products,
                Inc. ......................         536,403
    206,600   Dycom Industries, Inc.*......       5,541,012
     35,500   Florida Rock Industries,
                Inc. ......................       1,947,175
      6,700   Genlyte Group, Inc.*.........         391,146
    112,300   Granite Construction,
                Inc. ......................       2,637,927
     28,000   Integrated Electrical
                Services, Inc. ............         259,000
     57,000   Lennox International,
                Inc. ......................         951,900
     28,800   M/I Schottenstein Homes,
                Inc. ......................       1,124,640
     45,600   Meritage Corp.*..............       3,023,736
    116,200   Simpson Manufacturing
                Company, Inc.*.............       5,909,932
     15,500   Universal Forest Products,
                Inc. ......................         498,790
     23,500   USG Corp.*(a)................         389,395
     24,800   Walter Industries, Inc. .....         331,080
    207,000   WCI Communities, Inc.*.......       4,266,270
     15,400   York International Corp. ....         566,720
                                             --------------
                                                 28,996,183
                                             --------------
              CONSUMER GOODS AND SERVICES -- 1.9%
      4,200   Central Garden & Pet
                Company*...................         117,726
     38,600   Chattem, Inc.*...............         690,940
     32,400   Coinstar, Inc.*..............         585,144
      6,000   CSS Industries, Inc. ........         186,060
     10,400   DIMON, Inc. .................          70,200
    221,325   Jarden Corp.*................       6,051,026
    172,200   NBTY, Inc.*..................       4,625,292
     42,804   Regis Corp. .................       1,691,614
    195,090   Toro Company.................       9,052,176
     59,900   Yankee Candle Company,
                Inc.*......................       1,637,067
                                             --------------
                                                 24,707,245
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              CONTAINERS AND PACKAGING -- 0.1%
     11,600   Chesapeake Corp. ............  $      307,168
      9,900   Greif, Inc. -- Class A.......         351,549
     12,900   Silgan Holdings, Inc.*.......         549,411
                                             --------------
                                                  1,208,128
                                             --------------
              CORRECTIONAL FACILITIES -- 0.0%
      5,600   Wackenhut Corrections
                Corp.*.....................         127,680
                                             --------------
              DISTRIBUTION -- 2.5%
      8,000   Building Materials Holding
                Corp. .....................         124,240
     58,400   Handleman Company............       1,198,952
    144,020   Hughes Supply, Inc. .........       7,146,272
     20,600   Nu Skin Enterprises, Inc. --
                Class A....................         352,054
    187,540   Tech Data Corp.*(a)..........       7,443,463
    216,900   United Stationers, Inc.*.....       8,875,548
    129,000   Universal Corp. .............       5,697,930
     26,600   Watsco, Inc. ................         604,618
                                             --------------
                                                 31,443,077
                                             --------------
              EDUCATION -- 2.5%
     50,135   Bright Horizons Family
                Solutions, Inc.*...........       2,105,670
    329,000   DeVry, Inc.*(a)..............       8,267,770
    399,530   ITT Educational Services,
                Inc.*......................      18,765,924
     98,350   Sylvan Learning Systems,
                Inc.*(a)...................       2,831,497
                                             --------------
                                                 31,970,861
                                             --------------
              ELECTRONICS -- 1.9%
     44,600   Artesyn Technologies,
                Inc.*......................         379,992
     51,100   Benchmark Electronics,
                Inc.*......................       1,778,791
     16,400   Daktronics, Inc.*............         412,624
      7,200   Excel Technology, Inc.*......         236,592
    279,300   Innovex, Inc.*...............       2,354,499
     43,100   Methode Electronics, Inc. --
                Class A....................         527,113
     12,400   Planar Systems, Inc.*........         301,568
    351,550   Plexus Corp.*................       6,036,114
     78,075   SRS Labs, Inc.*..............         728,440
     15,000   Stoneridge, Inc.*............         225,750

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS (CONTINUED)
    108,900   Technitrol, Inc.*............  $    2,258,586
    390,700   Thomas & Betts Corp. ........       8,943,122
                                             --------------
                                                 24,183,191
                                             --------------
              ENGINEERING -- 0.1%
     40,600   EMCOR Group, Inc.*...........       1,782,340
                                             --------------
              EQUIPMENT RENTAL AND LEASING -- 0.4%
    140,000   Aaron Rents, Inc. ...........       2,818,200
    125,600   Marlin Business Services,
                Inc.*(a)...................       2,185,440
                                             --------------
                                                  5,003,640
                                             --------------
              FINANCIAL SERVICES -- 1.3%
     21,400   Accredited Home Lenders
                Holding Company*...........         654,840
    126,500   American Capital Strategies,
                Ltd.(a)....................       3,760,845
     50,900   CompuCredit Corp.*...........       1,083,152
     93,700   Financial Federal Corp.*.....       2,862,535
     97,800   Investment Technology Group,
                Inc.*......................       1,579,470
     28,000   Knight Trading Group,
                Inc.*(a)...................         409,920
     33,600   New Century Financial
                Corp.(a)...................       1,332,912
    134,300   Saxon Capital, Inc.*.........       2,813,585
    105,400   World Acceptance Corp.*......       2,098,514
                                             --------------
                                                 16,595,773
                                             --------------
              FOOD AND BEVERAGE -- 1.8%
     85,880   Adolph Coors Company -- Class
                B(a).......................       4,817,868
     58,900   Chiquita Brands
                International, Inc.*(a)....       1,327,017
    213,540   Cott Corp.*..................       5,981,255
     46,600   Interstate Bakeries Corp. ...         663,118
    112,750   Peet's Coffee & Tea, Inc.*...       1,962,978
     60,000   Ralcorp Holdings, Inc.*......       1,881,600
     59,087   Riviana Foods, Inc. .........       1,618,393
      5,800   Sanderson Farms, Inc. .......         233,740
    192,600   Sensient Technologies
                Corp. .....................       3,807,702
                                             --------------
                                                 22,293,671
                                             --------------
              FUNERAL SERVICES -- 0.1%
     42,100   Alderwoods Group, Inc.*......         396,582
    194,500   Service Corp.
                International*.............       1,048,355
                                             --------------
                                                  1,444,937
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              INSURANCE -- 3.9%
      2,200   AmerUs Group Company.........  $       76,934
    116,400   Delphi Financial Group,
                Inc. -- Class A(a).........       4,190,400
     10,100   FPIC Insurance Group,
                Inc.*(a)...................         253,409
    100,000   Fremont General Corp.(a).....       1,691,000
    109,800   Infinity Property & Casualty
                Corp. .....................       3,628,890
    131,800   IPC Holdings, Ltd. ..........       5,132,292
     58,500   LandAmerica Financial Group,
                Inc. ......................       3,057,210
     38,600   National Western Life
                Insurance Company -- Class
                A*.........................       5,977,210
    161,800   Platinum Underwriters
                Holdings, Inc. ............       4,854,000
     66,150   ProAssurance Corp.*(a).......       2,126,723
    161,800   Reinsurance Group of America,
                Inc. ......................       6,253,570
     53,500   RLI Corp. ...................       2,004,110
    120,100   Scottish Re Group, Ltd. .....       2,495,678
     26,300   StanCorp Financial Group,
                Inc. ......................       1,653,744
     49,100   Stewart Information Services
                Corp. .....................       1,991,005
     26,600   UICI*........................         353,248
    374,800   Universal American Financial
                Corp.*.....................       3,714,268
                                             --------------
                                                 49,453,691
                                             --------------
              INTERNET SERVICES -- 4.4%
    111,300   Akamai Technologies,
                Inc.*(a)...................       1,196,475
     57,500   Ask Jeeves, Inc.*(a).........       1,041,900
    945,830   CNET Networks, Inc.*.........       6,450,560
     40,200   Corillian Corp.*.............         253,662
    251,750   Digitas, Inc.*...............       2,346,310
     15,500   eCollege.com, Inc. ..........         286,130
     70,800   Equinix, Inc.*...............       1,996,560
     32,800   eResearch Technology,
                Inc.*(a)...................         833,776
    245,720   F5 Networks, Inc.*...........       6,167,571
     86,500   InfoSpace, Inc.*.............       1,993,825
    430,380   Ixia*........................       5,035,446
     33,700   j2 Global Communications,
                Inc.(a)....................         834,749
     16,600   Keynote Systems, Inc.*.......         197,540
    215,600   Lionbridge Technologies,
                Inc.*......................       2,071,916
    156,050   Modem Media, Inc.*...........       1,274,929
     39,500   Netegrity, Inc.*.............         407,245
     26,600   NETFLIX, Inc.*(a)............       1,454,754

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              INTERNET SERVICES (CONTINUED)
    300,670   NETGEAR, Inc.*(a)............  $    4,807,713
     66,300   RADWARE, Ltd.*...............       1,806,675
     42,700   RSA Security, Inc.*(a).......         606,340
    357,500   Sapient Corp.*...............       2,002,000
    279,300   Secure Computing Corp.*......       5,002,263
      9,400   SupportSoft, Inc.*...........         123,610
     23,600   TheStreet.com, Inc.*.........          97,232
    212,450   Tumbleweed Communications
                Corp.*.....................       1,780,331
    166,324   United Online, Inc.*(a)......       2,792,580
    248,400   ValueClick, Inc.*............       2,255,472
     21,300   Websense, Inc.*(a)...........         622,812
                                             --------------
                                                 55,740,376
                                             --------------
              LEISURE AND RECREATION -- 1.6%
    233,320   Alliance Gaming Corp.*.......       5,751,338
     81,000   Aztar Corp.*(a)..............       1,822,500
     60,800   Choice Hotels International,
                Inc.*......................       2,143,200
    237,700   Interstate Hotels & Resorts,
                Inc.*......................       1,271,695
     66,500   La Quinta Corp.*.............         426,265
     59,400   Multimedia Games, Inc.*(a)...       2,441,340
     12,200   Navigant International,
                Inc.*(a)...................         168,970
     16,800   Polaris Industries,
                Inc.(a)....................       1,488,144
    252,050   Scientific Games Corp. --
                Class A*...................       4,287,371
     27,500   Shuffle Master, Inc.*(a).....         952,050
                                             --------------
                                                 20,752,873
                                             --------------
              MACHINERY -- 1.2%
    109,400   Albany International Corp. --
                Class A....................       3,708,660
     37,300   Applied Industrial
                Technologies, Inc. ........         889,978
     16,800   Cascade Corp. ...............         374,640
     22,900   Global Power Equipment Group,
                Inc.*......................         152,972
    115,400   Intevac, Inc.*...............       1,628,294
    160,200   Kadant, Inc.*................       3,468,330
     19,900   Middleby Corp. ..............         805,353
     20,800   Presstek, Inc.*..............         151,216
    166,160   Terex Corp.*.................       4,732,237
                                             --------------
                                                 15,911,680
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              MANUFACTURING -- 3.2%
     40,120   Applied Films Corp.*.........  $    1,324,762
     22,900   AptarGroup, Inc. ............         893,100
     42,100   Briggs & Stratton Corp.(a)...       2,837,540
     46,600   C&D Technologies, Inc. ......         893,322
     63,300   Carlisle Companies, Inc. ....       3,852,438
     28,700   Ceradyne, Inc.*..............         977,522
     13,500   Cognex Corp. ................         381,240
    268,230   Crane Company................       8,245,390
    110,500   Deswell Industries, Inc. ....       2,873,000
     18,600   Griffon Corp.*...............         376,836
     24,900   II-VI, Inc.*.................         642,420
     68,400   Jacuzzi Brands, Inc.*........         484,956
      4,800   Kaydon Corp. ................         124,032
     20,300   Lincoln Electric Holdings,
                Inc. ......................         502,222
    202,030   Merix Corp.*(a)..............       4,955,796
     23,600   NN, Inc. ....................         297,124
      5,500   Powell Industries, Inc.*.....         105,325
      7,100   Quixote Corp. ...............         173,311
     16,400   Rofin-Sinar Technologies,
                Inc.*......................         566,784
    210,000   Rogers Corp.*................       9,265,201
      8,900   TTM Technologies, Inc.*......         150,232
     22,100   Valmont Industries, Inc. ....         511,615
                                             --------------
                                                 40,434,168
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 5.6%
    173,250   American Medical Security
                Group, Inc.*...............       3,884,265
    123,600   AMERIGROUP Corp.*(a).........       5,271,540
     30,300   AMN Healthcare Services,
                Inc.*(a)...................         519,948
     39,700   AmSurg Corp.*................       1,504,233
     47,500   CorVel Corp.*................       1,786,000
      5,200   Hanger Orthopedic Group,
                Inc.*......................          80,964
     17,380   ICON PLC (ADR)*..............         757,768
     89,600   Inveresk Research Group,
                Inc.*......................       2,215,808
     55,000   Kindred Healthcare, Inc.*....       2,858,900
     98,050   LabOne, Inc.*................       3,183,684
    238,935   Lincare Holdings, Inc.*(a)...       7,175,218
    285,000   Owens & Minor, Inc. .........       6,244,350
     13,900   PDI, Inc.*...................         372,659
    160,700   Per-Se Technologies, Inc.*...       2,452,282
    127,500   Province Healthcare
                Company*...................       2,040,000
      9,800   Quality Systems, Inc.*.......         436,982
    263,960   Triad Hospitals, Inc.*.......       8,781,949

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES (CONTINUED)
    362,800   Universal Health Services,
                Inc. -- Class B(a).........  $   19,489,615
    196,200   US Oncology, Inc.*(a)........       2,111,112
                                             --------------
                                                 71,167,277
                                             --------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.6%
    113,700   Advanced Medical Optics,
                Inc.*......................       2,234,205
    440,490   ALARIS Medical Systems,
                Inc.*......................       6,699,853
     87,500   Biolase Technology,
                Inc.*(a)...................       1,452,500
     59,200   Candela Corp.*...............       1,076,256
      1,900   Cerner Corp.*(a).............          71,915
     12,700   Closure Medical Corp.*.......         430,911
      6,600   Cyberonics, Inc.*............         211,266
     68,900   Dade Behring Holdings,
                Inc.*......................       2,462,486
     30,000   DJ Orthopedics, Inc.*........         804,000
    105,000   EPIX Medical, Inc.*..........       1,709,400
    204,890   Gen-Probe, Inc.*.............       7,472,337
    114,350   I-Flow Corp.*(a).............       1,590,609
     55,600   IDEXX Laboratories,
                Inc.*(a)...................       2,573,168
      5,550   INAMED Corp.*................         266,733
    128,950   Intuitive Surgical, Inc.*....       2,203,756
     23,400   Kensey Nash Corp.*(a)........         544,050
     93,450   Laserscope*..................       1,456,886
     12,900   LCA-Vision, Inc.*............         273,093
     24,100   Luminex Corp. ...............         226,058
     31,000   Mentor Corp. ................         745,860
    125,300   North America Scientific,
                Inc.*......................       1,315,650
    211,150   OrthoLogic Corp.*............       1,294,350
    201,400   PolyMedica Corp.(a)..........       5,298,834
    569,390   PSS World Medical, Inc.*.....       6,872,536
     36,000   Synovis Life Technologies,
                Inc.*(a)...................         732,240
     79,400   Techne Corp.*................       2,999,732
     32,800   Therasense, Inc.*(a).........         665,840
    239,550   TriPath Imaging, Inc.*.......       1,868,490
     32,950   Ventana Medical Systems,
                Inc.*......................       1,298,230
     67,300   VISX, Inc.*..................       1,557,995
                                             --------------
                                                 58,409,239
                                             --------------
              METALS AND MINING -- 1.4%
     34,000   AMCOL International Corp. ...         686,800
     18,100   Brush Engineered Materials,
                Inc.*......................         277,111

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              METALS AND MINING (CONTINUED)
     24,600   Carpenter Technology
                Corp. .....................  $      727,422
     14,900   Century Aluminum Company*....         283,249
    713,050   GrafTech International,
                Ltd.*(a)...................       9,626,175
    101,200   Hecla Mining Company*........         838,948
      8,500   Material Sciences Corp.*.....          85,935
    171,400   Meridian Gold, Inc.*.........       2,504,154
     23,300   Mueller Industries, Inc.*....         800,588
     28,300   RTI International Metals,
                Inc.*......................         477,421
     19,700   Southern Peru Copper
                Corp. .....................         929,052
     16,500   USEC, Inc. ..................         138,600
                                             --------------
                                                 17,375,455
                                             --------------
              MOTOR VEHICLES -- 0.0%
      3,800   Arctic Cat, Inc. ............          93,860
                                             --------------
              OIL AND GAS: EQUIPMENT -- 0.7%
     41,300   CARBO Ceramics, Inc. ........       2,116,625
     13,400   Dril-Quip, Inc.*.............         218,420
     12,500   Gulf Island Fabrication,
                Inc.*......................         212,875
     89,800   Maverick Tube Corp.*.........       1,728,650
    175,450   Oil States International,
                Inc.*......................       2,445,773
    229,350   Superior Energy Services,
                Inc.*......................       2,155,890
                                             --------------
                                                  8,878,233
                                             --------------
              OIL, COAL AND GAS -- 1.7%
     49,100   Cabot Oil & Gas Corp. .......       1,441,085
     75,750   Cal Dive International,
                Inc.*......................       1,826,333
      5,100   Clayton Williams Energy,
                Inc.*......................         148,257
     93,400   Comstock Resources, Inc.*....       1,802,620
    538,450   Grey Wolf, Inc.*.............       2,013,803
     18,300   Headwaters, Inc.*............         359,046
     47,200   Nuevo Energy Company*........       1,140,824
      6,200   Oceaneering International,
                Inc.*......................         173,600
    164,600   St. Mary Land & Exploration
                Company....................       4,691,100
     90,800   Unit Corp.*..................       2,138,340
    149,600   Vintage Petroleum, Inc. .....       1,799,688
      6,900   Westmoreland Coal Company*...         120,750
    141,900   Westport Resources Corp.*....       4,237,134
     11,400   World Fuel Services Corp. ...         387,030
                                             --------------
                                                 22,279,610
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 0.6%
    208,800   Boise Cascade Corp. .........  $    6,861,168
     18,700   Longview Fibre Company.......         230,945
     22,500   Schweitzer-Mauduit
                International, Inc. .......         670,050
                                             --------------
                                                  7,762,163
                                             --------------
              PHARMACEUTICALS -- 2.2%
     76,200   Adolor Corp.*................       1,525,524
    110,000   Alexion Pharmaceuticals,
                Inc.*......................       1,872,200
    133,300   AtheroGenics, Inc.*..........       1,992,835
     81,300   Bradley Pharmaceuticals,
                Inc.*(a)...................       2,067,459
     25,300   Connetics Corp.*.............         459,448
    102,500   Discovery Laboratories
                Inc*.......................       1,075,225
    580,800   Durect Corp.*(a).............       1,498,464
     34,800   Kos Pharmaceuticals,
                Inc.*(a)...................       1,497,792
      8,700   Medicis Pharmaceuticals
                Corp. -- Class A...........         620,310
     88,750   Penwest Pharmaceuticals
                Company*...................       1,533,600
     63,000   Perrigo Company..............         990,360
    122,350   Pozen, Inc.*.................       1,247,970
     98,210   Salix Pharmaceuticals,
                Ltd.*(a)...................       2,226,421
     55,800   Savient Pharmaceuticals,
                Inc.*......................         257,238
     32,700   Serologicals Corp.*..........         608,220
     29,600   Tanox, Inc.*.................         439,560
     99,810   Taro Pharmaceutical
                Industries, Ltd.*..........       6,437,745
     90,000   Vicuron Pharmaceuticals,
                Inc.*......................       1,678,500
                                             --------------
                                                 28,028,871
                                             --------------
              PRINTING AND PUBLISHING -- 0.1%
     14,100   Consolidated Graphics,
                Inc.*......................         445,278
     17,400   Thomas Nelson, Inc. .........         336,342
                                             --------------
                                                    781,620
                                             --------------
              REAL ESTATE DEVELOPMENT AND SERVICES -- 0.6%
     71,400   Getty Realty Corp. ..........       1,867,110
    157,700   The St. Joe Company..........       5,880,633
                                             --------------
                                                  7,747,743
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.1%
      5,200   American Land Lease, Inc. ...         103,740
     17,100   American Mortgage Acceptance
                Company....................         278,730
     40,000   Anworth Mortgage Asset
                Corp. .....................         557,200
     55,700   Arden Realty, Inc. ..........       1,689,938

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     20,300   Associated Estates Realty
                Corp. .....................  $      148,393
     18,100   Bedford Property Investors,
                Inc.(a)....................         518,203
     22,800   Boykin Lodging Company.......         208,620
      2,300   Camden Property Trust........         101,890
     19,300   Capital Automotive REIT......         617,600
     46,400   Chelsea Property Group,
                Inc. ......................       2,543,184
      9,200   Cornerstone Realty Income
                Trust, Inc. ...............          80,592
      3,000   Correctional Properties
                Trust......................          86,400
     53,100   Equity Inns, Inc. ...........         480,555
      3,000   Essex Property Trust,
                Inc. ......................         192,660
     38,000   FelCor Lodging Trust,
                Inc.*......................         421,040
     27,800   Gables Residential Trust.....         965,772
      9,600   Great Lakes REIT.............         150,720
     12,900   Highwoods Properties,
                Inc. ......................         327,660
     73,300   HRPT Properties Trust........         739,597
     32,200   Innkeepers USA Trust.........         269,514
     12,900   Investors Real Estate
                Trust......................         127,710
     19,700   Keystone Property Trust......         435,173
     26,200   Kilroy Realty Corp. .........         858,050
     28,400   Koger Equity.................         594,412
     18,000   LTC Properties, Inc. ........         265,320
    128,400   Maguire Properties, Inc. ....       3,120,120
    173,800   MeriStar Hospitality
                Corp.*.....................       1,131,438
     18,400   Mission West Properties,
                Inc. ......................         238,280
     24,500   National Health Investors,
                Inc. ......................         609,560
      9,600   Post Properties, Inc. .......         268,032
     55,700   PS Business Parks, Inc. .....       2,298,182
     85,200   RAIT Investment Trust........       2,181,120
     25,600   Shurgard Storage Centers,
                Inc. -- Class A............         963,840
     19,500   Sizeler Property Investors,
                Inc. ......................         208,845
     34,500   SL Green Realty Corp. .......       1,416,225
     23,000   Sovran Self Storage..........         854,450
      5,300   Urstadt Biddle Properties --
                Class A....................          74,995
     20,100   Winston Hotels, Inc. ........         205,020
                                             --------------
                                                 26,332,780
                                             --------------
              REGISTERED INVESTMENT COMPANIES -- 0.6%
    125,000   iShares Russell 2000 Growth
                Index Fund(a)..............       7,406,250
                                             --------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              RESEARCH AND DEVELOPMENT -- 1.2%
     57,200   Albany Molecular Research,
                Inc.*......................  $      859,144
      5,800   BioReliance Corp.*...........         277,356
    107,100   Covance, Inc.*...............       2,870,280
      5,500   Cytyc Corp.* ................          75,680
     31,500   Digene Corp.*................       1,263,150
     55,900   Encysive Pharmaceuticals,
                Inc.*......................         500,305
     44,099   Enzo Biochem, Inc.*(a).......         789,813
      8,400   Exact Sciences Corp.*........          85,008
     17,900   Genencor International,
                Inc.*......................         281,925
     72,100   Incyte, Inc.*................         493,164
     61,700   Inspire Pharmaceuticals,
                Inc.*......................         873,672
     79,400   Martek Biosciences
                Corp.*(a)..................       5,158,618
     18,800   Maxygen, Inc.*...............         199,844
     66,100   Telik, Inc*(a)...............       1,520,961
                                             --------------
                                                 15,248,920
                                             --------------
              RETAIL -- 4.1%
    537,050   Big Lots, Inc.*..............       7,631,480
    326,370   BJ'S Wholesale Club,
                Inc.*(a)...................       7,493,455
     17,100   Brookstone, Inc.*............         364,401
    190,700   Casey's General Stores,
                Inc. ......................       3,367,762
     36,300   Cost Plus, Inc.*.............       1,488,300
    133,000   Duane Reade, Inc.*(a)........       2,250,360
    112,400   EZCORP, Inc.*(a).............         955,400
      6,700   Finlay Enterprises, Inc.*....          94,671
     95,300   Guitar Center, Inc.*.........       3,104,874
     63,270   Hot Topic, Inc.*.............       1,863,934
    150,200   Kirkland's, Inc.*............       2,652,532
    116,250   Movie Gallery, Inc.*(a)......       2,171,550
     10,300   Pantry, Inc.*................         233,810
      5,800   REX Stores Corp.*............          82,128
    452,300   Saks, Inc.*..................       6,802,592
    104,900   Shopko Stores, Inc.*(a)......       1,599,725
     16,200   Sonic Automotive, Inc. ......         371,304
     50,500   The Pep Boys -- Manny, Moe &
                Jack.......................       1,154,935
    151,700   Tractor Supply Company*......       5,899,613
     19,400   Trans World Entertainment
                Corp.*(a)..................         138,128
    100,200   Ultimate Electronics,
                Inc.*......................         764,526
     31,600   Zale Corp.*..................       1,681,120
                                             --------------
                                                 52,166,600
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              RETAIL: RESTAURANTS -- 3.9%
    439,900   Applebee's International,
                Inc. ......................  $   17,274,873
     81,150   Buffalo Wild Wings, Inc.*....       2,105,843
     81,800   CEC Entertainment, Inc.*.....       3,876,502
     73,007   Chicago Pizza & Brewery,
                Inc.*......................       1,089,264
     31,900   Lone Star Steakhouse &
                Saloon, Inc. ..............         739,442
    100,000   Outback Steakhouse, Inc. ....       4,421,000
     61,400   Papa John's International,
                Inc.*(a)...................       2,049,532
     97,650   RARE Hospitality
                International, Inc.*.......       2,386,566
    432,200   Ruby Tuesday, Inc. ..........      12,313,378
     53,200   Ryan's Family Steak Houses,
                Inc.*......................         805,448
     66,600   Sonic Corp.*.................       2,039,292
      4,700   The Steak n Shake Company*...          83,895
                                             --------------
                                                 49,185,035
                                             --------------
              RETAIL: SUPERMARKETS -- 0.2%
    189,800   Wild Oats Markets, Inc.*.....       2,454,114
                                             --------------
              RUBBER PRODUCTS -- 0.1%
     32,300   Bandag, Inc. ................       1,330,760
     14,600   Cooper Tire & Rubber
                Company....................         312,148
                                             --------------
                                                  1,642,908
                                             --------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 0.8%
      2,200   Dionex Corp.*................         101,244
     39,200   Metrologic Instruments,
                Inc.*......................       1,058,400
      7,600   Molecular Devices Corp.*.....         144,324
    445,170   PerkinElmer, Inc. ...........       7,599,052
     11,700   Woodward Governor Company....         664,911
                                             --------------
                                                  9,567,931
                                             --------------
              SEMICONDUCTORS -- 5.5%
    218,712   Actel Corp.*.................       5,270,959
    150,900   Asyst Technologies, Inc.*....       2,618,115
      9,600   CEVA, Inc.*..................          99,840
    276,600   ChipPAC, Inc. -- Class A*....       2,099,394
     23,800   Cohu, Inc. ..................         455,770
     37,800   DSP Group, Inc.*.............         941,598
    151,000   Dupont Photomasks,
                Inc.*(a)...................       3,645,140
    330,800   ESS Technology, Inc.*........       5,626,908
    161,750   Exar Corp.*..................       2,762,690
    133,600   FSI International, Inc.*.....         985,968
    300,000   Genus, Inc.*(a)..............       1,800,000

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
     15,400   Integrated Device Technology,
                Inc.*......................  $      264,418
      2,400   International Rectifier
                Corp.*.....................         118,584
    424,100   LogicVision, Inc.*...........       1,908,450
     64,500   Microsemi Corp.*.............       1,585,410
    174,940   MKS Instruments, Inc.*.......       5,073,260
    106,650   Mykrolis Corp.*..............       1,714,932
    321,230   O2Micro International,
                Ltd.*......................       7,195,551
     15,600   OmniVision Technologies,
                Inc.*(a)...................         861,900
    238,900   Pericom Semiconductor
                Corp.*.....................       2,546,674
     67,400   Photronics, Inc.*............       1,342,608
    278,000   PLX Technology, Inc.*........       2,460,300
     85,950   Power Integrations, Inc.*....       2,875,887
    199,000   Rudolph Technologies,
                Inc.*......................       4,883,460
     24,200   Silicon Laboratories,
                Inc.*(a)...................       1,045,924
     14,800   Standard Microsystems
                Corp.*.....................         374,440
     89,850   Ultratech, Inc.*.............       2,638,895
      4,200   Varian Semiconductor
                Equipment Associates,
                Inc.*......................         183,498
     75,600   Veeco Instruments,
                Inc.*(a)...................       2,131,920
      7,900   Virage Logic Corp.*..........          80,343
     10,700   Vitesse Semiconductor
                Corp.*.....................          62,809
    193,050   Xicor, Inc.*.................       2,189,187
    145,200   Zoran Corp.*(a)..............       2,525,028
                                             --------------
                                                 70,369,860
                                             --------------
              SPORTING GOODS AND EQUIPMENT -- 0.8%
    131,900   Callaway Golf Company(a).....       2,222,515
    182,400   Hibbett Sporting Goods,
                Inc.*......................       5,435,520
    153,700   K2, Inc.*....................       2,337,777
     19,900   Nautilus Group, Inc.(a)......         279,595
                                             --------------
                                                 10,275,407
                                             --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.9%
     78,200   Alvarion Ltd.*...............         903,210
     22,900   Anaren, Inc.*................         323,348
      8,800   Anixter International,
                Inc.*......................         227,744
     13,900   Applied Signal Technology,
                Inc. ......................         319,839
     44,600   Aspect Communications
                Corp.*.....................         702,896
     24,800   Audiovox Corp. -- Class A*...         318,432
    590,500   Cable Design Technologies
                Corp.*.....................       5,308,595
     42,700   Carrier Access Corp.*(a).....         534,604

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
     50,600   Centillium Communications,
                Inc.*......................  $      284,878
    355,400   Cincinnati Bell, Inc.*.......       1,794,770
     13,200   Commonwealth Telephone
                Enterprises, Inc.*(a)......         498,300
     42,800   Comtech Telecommunications
                Corp.*(a)..................       1,235,636
      6,200   CT Communications, Inc. .....          83,700
     18,800   Digi International, Inc.*....         180,480
     62,400   Ditech Communications
                Corp.*.....................       1,191,840
     35,600   General Cable Corp.*.........         290,140
     33,400   General Communication,
                Inc. -- Class A*...........         290,580
     22,800   Inet Technologies, Inc.*.....         273,600
     49,000   Intervoice, Inc.*............         581,630
      8,200   Performance Technologies,
                Inc.*......................         116,850
     47,600   Plantronics, Inc.*...........       1,554,140
     47,000   Sonus Networks, Inc.*........         355,320
     18,900   SpectraLink Corp. ...........         362,313
     10,200   SureWest Communications......         412,284
     35,800   TALK America Holdings,
                Inc.*(a)...................         412,416
    193,530   Tekelec*.....................       3,009,392
     17,800   Ulticom, Inc.*...............         171,770
     43,400   UNOVA, Inc.*.................         996,030
     73,300   Western Wireless Corp. --
                Class A....................       1,345,788
                                             --------------
                                                 24,080,525
                                             --------------
              TRANSPORTATION: FREIGHT -- 1.0%
    217,000   EGL, Inc.*(a)................       3,810,520
     81,550   Forward Air Corp.*...........       2,242,625
    188,900   Genesee & Wyoming, Inc. --
                Class A*...................       5,950,350
     31,000   Landstar System, Inc.*.......       1,179,240
                                             --------------
                                                 13,182,735
                                             --------------
              TRANSPORTATION: SERVICES -- 1.4%
    154,200   Dynamex, Inc.*...............       1,850,400
      8,300   Greenbrier Companies,
                Inc.*......................         139,025
     78,070   Petroleum Helicopters,
                Inc.*......................       2,107,890
    190,990   Ryder System, Inc. ..........       6,522,308
      6,600   SCS Transportation, Inc.*....         116,028
    109,500   USF Corp. ...................       3,743,805

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCKS (CONTINUED)
              TRANSPORTATION: SERVICES (CONTINUED)
    150,500   Vitran Corp., Inc. -- Class
                A..........................  $    2,129,575
     62,375   Werner Enterprises, Inc. ....       1,215,689
                                             --------------
                                                 17,824,720
                                             --------------
              UTILITIES: ELECTRIC -- 0.7%
     39,900   Avista Corp. ................         722,988
     78,300   Black Hills Corp. ...........       2,335,689
    110,200   Cleco Corp. .................       1,981,396
     18,400   El Paso Electric Company*....         245,640
    148,800   PNM Resources, Inc. .........       4,181,280
      1,700   UIL Holdings Corp. ..........          76,670
                                             --------------
                                                  9,543,663
                                             --------------
              UTILITIES: GAS -- 0.7%
     11,900   Cascade Natural Gas Corp. ...         250,971
     46,200   New Jersey Resources
                Corp. .....................       1,779,162
     35,500   Peoples Energy Corp.(a)......       1,492,420
     77,700   Southern Union Company*......       1,429,680
    127,000   WGL Holdings, Inc. ..........       3,529,329
                                             --------------
                                                  8,481,562
                                             --------------
              WASTE MANAGEMENT AND RECYCLING -- 0.1%
     30,000   Waste Connections, Inc.*.....       1,133,100
                                             --------------
              TOTAL COMMON STOCKS (Cost
                $934,642,983)..............   1,214,763,650
                                             --------------
              REGULATED INVESTMENT COMPANIES -- 1.0%
  5,778,041   American Aadvantage
                Select(b)..................       5,778,041
  1,788,759   Merrill Lynch Premier
                Institutional Fund(b)......       1,788,759
  4,952,606   Merrimac Cash Fund -- Premium
                Class(b)...................       4,952,606
                                             --------------
              TOTAL REGULATED INVESTMENT
                COMPANIES
                (Cost $12,519,406).........      12,519,406
                                             --------------
 PRINCIPAL
 ---------
              SHORT TERM COMMERCIAL PAPER -- 0.3%
$ 1,801,710   General Electric Capital
                Corp.,
                1.09%, 01/09/04(b).........       1,801,710
  1,650,869   General Electric Capital
                Corp.,
                1.08%, 01/16/04(b).........       1,650,869
                                             --------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER
                (Cost $3,452,579)..........       3,452,579
                                             --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM CORPORATE NOTES -- 3.4%
$ 1,650,869   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).....  $    1,650,869
  1,650,869   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).....       1,650,869
  4,127,172   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).....       4,127,172
  3,301,738   Fleet National Bank, Floating
                Rate,
                1.00%(**), 01/21/04(b).....       3,301,738
  4,127,172   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).....       4,127,172
  6,603,475   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).....       6,603,475
 10,730,646   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/14/04(b).....      10,730,646
  2,476,303   Morgan Stanley, Floating
                Rate,
                1.05%(**), 06/21/04(b).....       2,476,303
  8,254,344   Morgan Stanley, Floating
                Rate,
                1.05%(**), 09/10/04(b).....       8,254,344
                                             --------------
              TOTAL SHORT TERM CORPORATE
                NOTES
                (Cost $42,922,588).........      42,922,588
                                             --------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.4%
              FANNIE MAE -- 0.3%
  3,287,641   1.06%, 01/02/04(b)...........       3,287,641
                                             --------------
              FREDDIE MAC -- 0.1%
  1,650,869   1.06%, 01/27/04(b)...........       1,650,869
                                             --------------
              TOTAL SHORT TERM US
                GOVERNMENT AGENCY
                SECURITIES (Cost
                $4,938,510)................       4,938,510
                                             --------------
              SHORT TERM US TREASURY SECURITY -- 0.1%
  1,000,000   US Treasury Bill,
                0.85%, 03/18/04(c) (Cost
                $998,179)..................         998,179
                                             --------------
              TIME DEPOSITS -- 7.0%
 15,127,822   Bank of Montreal,
                1.06%, 01/15/04(b).........      15,127,822
  6,603,475   Bank of Montreal,
                1.06%, 02/17/04(b).........       6,603,475
  8,254,344   Bank of Novia Scotia,
                1.08%, 03/10/04(b).........       8,254,344
  4,952,606   Citigroup, Inc.,
                1.08%, 01/05/04(b).........       4,952,606

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              TIME DEPOSITS (CONTINUED)
$ 2,476,303   Citigroup, Inc.,
                1.09%, 02/06/04(b).........  $    2,476,303
  4,952,606   Credit Agricole Indosuez,
                0.98%, 01/02/04(b).........       4,952,606
  4,952,606   Credit Agricole Indosuez,
                1.08%, 01/28/04(b).........       4,952,606
  6,603,475   Den Danske Bank,
                1.08%, 01/20/04(b).........       6,603,475
  8,254,344   Royal Bank of Canada,
                1.05%, 02/27/04(b).........       8,254,344
  4,127,172   Royal Bank of Scotland,
                1.08%, 01/09/04(b).........       4,127,172
  1,650,869   Royal Bank of Scotland,
                1.08%, 01/15/04(b).........       1,650,869
 12,381,516   Royal Bank of Scotland,
                1.08%, 01/20/04(b).........      12,381,516
  4,127,172   Svenska Handlesbanken,
                1.08%, 02/04/04(b).........       4,127,172
  1,650,869   Toronto Dominion Bank,
                1.10%, 01/08/04(b).........       1,650,869
  2,476,302   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b).........       2,476,302
                                             --------------
              TOTAL TIME DEPOSITS (Cost
                $88,591,481)...............      88,591,481
                                             --------------
              TOTAL SECURITIES (Cost
                $1,088,065,726)............   1,368,186,393
                                             --------------
              REPURCHASE AGREEMENTS -- 6.2%
 18,159,557   With Goldman Sachs Group,
                Inc., dated 12/31/03,
                1.04%, due 01/02/04,
                repurchase proceeds at
                maturity $18,160,606
                (Collateralized by
                Archer-Daniels-Midland
                Company, 8.88%, due
                04/15/11, with a value of
                $3,795,183, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $3,725,439, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value
                of $5,919,489, Morgan
                Stanley, 6.75%, due
                04/15/11, with a value of
                $1,481,125, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $3,601,512)(b)....      18,159,557

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$ 2,147,343   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $2,147,397
                (Collateralized by Small
                Business Administration,
                4.38%, due 12/25/26, with a
                value of $2,254,710).......  $    2,147,343
  6,974,136   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $6,974,310
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 5.21%, due
                04/01/32, with a value of
                $7,322,843)................       6,974,136
  9,798,960   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $9,799,205
                (Collateralized by Freddie
                Mac Adjustable Rate
                Mortgage, 6.11%, due
                06/01/32, with a value of
                $10,288,908)...............       9,798,960
 10,882,945   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $10,883,217
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 4.11%, due
                01/01/33, with a value of
                $11,427,092)...............      10,882,945
 30,537,224   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $30,537,987
                (Collateralized by Fannie
                Mae Adjustable Rate
                Mortgage, 5.58%, due
                01/01/32, with a value of
                $7,527,723 and Fannie Mae
                Adjustable Rate Mortgage,
                3.10%, due 11/01/33, with a
                value of $24,536,363)......      30,537,224
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $78,500,165).........      78,500,165
                                             --------------
              Total Investments -- 113.9%
                (Cost $1,166,565,891)......   1,446,686,558
              Liabilities less other
                assets -- (13.9)%..........    (176,085,433)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,270,601,125
                                             ==============

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $1,171,713,098.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation..........  $304,215,040
    Gross unrealized depreciation..........   (29,241,580)
                                             ------------
    Net unrealized appreciation............  $274,973,460
                                             ============

---------------

*      Non-income producing security.
** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(c)    Security is segregated as initial margin for futures contracts.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 96.3%
              BANKS -- 10.6%
     53,000   Brookline Bancorp, Inc. .......  $    813,020
     43,800   Downey Financial Corp. ........     2,159,340
     14,300   Franklin Bank Corp.*(a)........       271,700
     56,200   R & G Financial Corp. --
                Class B......................     2,236,760
     15,100   Seacoast Financial Services
                Corp. .......................       413,891
     32,600   South Financial Group, Inc. ...       908,236
     55,700   Westcorp.......................     2,035,835
                                               ------------
                                                  8,838,782
                                               ------------
              BROADCAST SERVICES/MEDIA -- 2.6%
     37,000   Lin TV Corp. -- Class A*.......       954,970
    137,800   Mediacom Communications
                Corp.*.......................     1,194,726
                                               ------------
                                                  2,149,696
                                               ------------
              BUSINESS SERVICES AND SUPPLIES -- 4.6%
     47,300   Advisory Board Company*........     1,651,243
     68,400   Gevity HR, Inc. ...............     1,521,216
     64,800   Rewards Network, Inc.*.........       690,768
                                               ------------
                                                  3,863,227
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 2.6%
    153,000   Agile Software Corp.*..........     1,514,700
     24,700   Manhattan Associates,
                Inc.*(a).....................       682,708
                                               ------------
                                                  2,197,408
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.1%
     79,900   Integral Systems, Inc.*........     1,719,448
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.3%
     49,300   Integrated Electrical Services,
                Inc. ........................       456,025
     32,600   WCI Communities, Inc.*(a)......       671,886
                                               ------------
                                                  1,127,911
                                               ------------
              ELECTRONICS -- 1.6%
     30,800   Gentex Corp....................     1,360,128
                                               ------------
              FINANCIAL SERVICES -- 2.5%
     95,900   CapitalSource, Inc.*(a)........     2,079,112
                                               ------------
              INSURANCE -- 2.5%
     57,700   Delphi Financial Group,
                Inc. -- Class A(a)...........     2,077,200
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              INTERNET SERVICES -- 2.0%
    116,400   Corillian Corp.*...............  $    734,484
     41,200   eSpeed, Inc. -- Class A*.......       964,492
                                               ------------
                                                  1,698,976
                                               ------------
              LEISURE AND RECREATION -- 1.6%
     36,500   Extended Stay America, Inc. ...       528,520
     16,400   Four Seasons Hotels, Inc.(a)...       838,860
                                               ------------
                                                  1,367,380
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 4.1%
    103,300   Align Technology, Inc.*........     1,706,516
    134,800   Conceptus, Inc.*(a)............     1,431,576
     28,500   North America Scientific,
                Inc.*........................       299,250
                                               ------------
                                                  3,437,342
                                               ------------
              PHARMACEUTICALS -- 7.2%
     53,500   Abgenix, Inc.*.................       666,610
     75,400   Connetics Corp.*...............     1,369,264
      5,400   CV Therapeutics, Inc.*.........        79,164
     30,700   Medicis Pharmaceuticals
                Corp. --
                Class A......................     2,188,910
    123,800   Nektar Therapeutics*(a)........     1,684,918
                                               ------------
                                                  5,988,866
                                               ------------
              REAL ESTATE INVESTMENT TRUSTS -- 2.8%
     35,500   RAIT Investment Trust..........       908,800
     28,500   Redwood Trust, Inc.(a).........     1,449,225
                                               ------------
                                                  2,358,025
                                               ------------
              RESEARCH AND DEVELOPMENT -- 11.0%
     93,300   Axonyx, Inc.*(a)...............       454,371
    114,300   Cubist Pharmaceuticals,
                Inc.*........................     1,389,888
     50,100   Inspire Pharmaceuticals,
                Inc.*........................       709,416
     10,408   IntraBiotics Pharmaceuticals,
                Inc.*(a).....................       167,569
     87,500   Neurochem, Inc.*...............     2,064,212
      6,500   Neurocrine Biosciences,
                Inc.*........................       354,510
     25,100   NPS Pharmaceuticals,
                Inc.*(a).....................       771,574
    131,700   Pain Therapeutics, Inc.*.......       915,315
     60,700   Protein Design Labs,
                Inc.*(a).....................     1,086,530
    198,100   XOMA, Ltd.*....................     1,307,460
                                               ------------
                                                  9,220,845
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              '-RETAIL -- 13.1%
     52,700   Coach, Inc.*...................  $  1,989,425
     47,400   Cost Plus, Inc.*...............     1,943,400
     52,200   First Cash Financial Services,
                Inc.*........................     1,338,460
     20,500   Guitar Center, Inc.*...........       667,890
    101,800   PC Mall, Inc.*.................     1,644,070
     29,600   Tractor Supply Company*........     1,151,144
     58,800   Urban Outfitters, Inc.*(a).....     2,178,541
                                               ------------
                                                 10,912,930
                                               ------------
              RETAIL: RESTAURANTS -- 4.8%
     14,000   Krispy Kreme Doughnuts,
                Inc.*(a).....................       512,400
     46,700   RARE Hospitality International,
                Inc.*........................     1,141,348
     31,700   Sonic Corp.*...................       970,654
     31,500   The Cheesecake Factory,
                Inc.*........................     1,386,945
                                               ------------
                                                  4,011,347
                                               ------------
              SCIENTIFIC AND TECHNICAL INSTRUMENTS -- 3.6%
     37,100   Cymer, Inc.*(a)................     1,713,649
     31,400   Varian, Inc.*..................     1,310,322
                                               ------------
                                                  3,023,971
                                               ------------
              SEMICONDUCTORS -- 9.9%
     63,800   Asyst Technologies, Inc.*......     1,106,930
     60,800   Brooks Automation, Inc.*.......     1,469,536
    112,200   O2Micro International, Ltd.*...     2,513,280
    186,500   Skyworks Solutions, Inc.*......     1,622,550
     42,900   Tessera Technologies, Inc.*....       806,949
     17,000   Varian Semiconductor Equipment
                Associates, Inc.*............       742,730
                                               ------------
                                                  8,261,975
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SPORTING GOODS AND EQUIPMENT -- 2.7%
     75,050   Hibbett Sporting Goods,
                Inc.*........................  $  2,236,490
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.2%
     49,547   CIENA Corp.*...................       328,992
     42,200   Tekelec*.......................       656,210
                                               ------------
                                                    985,202
                                               ------------
              TRANSPORTATION: FREIGHT -- 1.9%
     33,000   Heartland Express, Inc.........       798,270
     31,400   Knight Transportation, Inc.*...       805,410
                                               ------------
                                                  1,603,680
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $67,309,477).................    80,519,941
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 1.2%
    472,635   American Aadvantage Select(b)..       472,635
    146,318   Merrill Lynch Premier
                Institutional Fund(b)........       146,318
    405,116   Merrimac Cash Fund -- Premium
                Class(b).....................       405,116
                                               ------------
              TOTAL REGULATED INVESTMENT
                COMPANIES
                (Cost $1,024,069)............     1,024,069
                                               ------------
 PRINCIPAL
 ---------
              '-SHORT TERM COMMERCIAL PAPER -- 0.3%
$   147,377   General Electric Capital Corp.,
                1.09%, 01/09/04(b)...........       147,377
    135,039   General Electric Capital Corp.,
                1.08%, 01/16/04(b)...........       135,039
                                               ------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER
                (Cost $282,416)..............       282,416
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL
 ---------
              SHORT TERM CORPORATE NOTES -- 4.2%
$   135,039   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 06/10/04(b).......       135,039
    135,039   Bear Stearns Companies, Inc.,
                Floating Rate,
                1.14%(**), 09/08/04(b).......       135,039
    337,596   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).......       337,596
    270,077   Fleet National Bank, Floating
                Rate,
                1.00%(**), 01/21/04(b).......       270,077
    337,597   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.06%(**), 01/05/04(b).......       337,597
    540,154   Goldman Sachs Group, Inc.,
                Floating Rate,
                1.04%(**), 01/30/04(b).......       540,154
    877,751   Morgan Stanley, Floating Rate,
                1.05%(**), 06/14/04(b).......       877,751
    202,558   Morgan Stanley, Floating Rate,
                1.05%(**), 06/21/04(b).......       202,558
    675,193   Morgan Stanley, Floating Rate,
                1.05%(**), 09/10/04(b).......       675,193
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES (Cost $3,511,004)......     3,511,004
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.5%
              FANNIE MAE -- 0.3%
    268,924   1.06%, 01/02/04(b).............       268,924
                                               ------------
              FREDDIE MAC -- 0.2%
    135,039   1.06%, 01/27/04(b).............       135,039
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES (Cost
                $403,963)....................       403,963
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS -- 8.7%
$ 1,237,433   Bank of Montreal,
                1.06%, 01/15/04(b)...........     1,237,433
    540,155   Bank of Montreal,
                1.06%, 02/17/04(b)...........       540,155
    675,193   Bank of Novia Scotia,
                1.08%, 03/10/04(b)...........       675,193
    405,116   Citigroup, Inc.,
                1.08%, 01/05/04(b)...........       405,116
    202,558   Citigroup, Inc.,
                1.09%, 02/06/04(b)...........       202,558
    405,116   Credit Agricole Indosuez,
                0.98%, 01/02/04(b)...........       405,116
    405,116   Credit Agricole Indosuez,
                1.08%, 01/28/04(b)...........       405,116
    540,154   Den Danske Bank,
                1.08%, 01/20/04(b)...........       540,154
    675,193   Royal Bank of Canada,
                1.05%, 02/27/04(b)...........       675,193
    337,597   Royal Bank of Scotland,
                1.08%, 01/09/04(b)...........       337,597
    135,039   Royal Bank of Scotland,
                1.08%, 01/15/04(b)...........       135,039
  1,012,790   Royal Bank of Scotland,
                1.08%, 01/20/04(b)...........     1,012,790
    337,597   Svenska Handlesbanken,
                1.08%, 02/04/04(b)...........       337,597
    135,038   Toronto Dominion Bank,
                1.10%, 01/08/04(b)...........       135,038
    202,558   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b)...........       202,558
                                               ------------
              TOTAL TIME DEPOSITS (Cost
                $7,246,653)..................     7,246,653
                                               ------------
              TOTAL SECURITIES (Cost
                $79,777,582).................    92,988,046
                                               ------------

                       See notes to financial statements.

                           SMALL-CAP GROWTH PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 17.3%
$ 1,485,425   With Goldman Sachs Group, Inc.,
                dated 12/31/03, 1.04%, due
                01/02/04, repurchase proceeds
                at maturity $1,485,511
                (Collateralized by Archer-
                Daniels-Midland Company,
                8.88%, due 04/15/11, with a
                value of $310,440, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $304,736, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value of
                $484,206, Morgan Stanley,
                6.75%, due 04/15/11, with a
                value of $121,154, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $294,598)(b)........     1,485,425
 12,938,568   With Investors Bank and Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $12,938,891
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                3.00%, due 07/20/31, with a
                value of $13,585,496)........    12,938,568
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $14,423,993)...........    14,423,993
                                               ------------
              Total Investments -- 128.5%
                (Cost $94,201,575)...........   107,412,039
              Liabilities less other
                assets -- (28.5)%............   (23,822,396)
                                               ------------
              NET ASSETS -- 100.0%...........  $ 83,589,643
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $94,467,286.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $13,688,386
    Gross unrealized depreciation...........     (743,633)
                                              -----------
    Net unrealized appreciation.............  $12,944,753
                                              ===========

---------------

*      Non-income producing security.

** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS -- 99.4%
              AUTOMOTIVE EQUIPMENT -- 3.0%
    138,000   Advanced Auto Parts, Inc.*.....  $ 11,233,200
                                               ------------
              BANKS -- 2.6%
    250,001   New York Community
                Bancorp, Inc.(a).............     9,512,538
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 3.4%
    319,000   Foundry Networks, Inc.*........     8,727,840
    178,000   Sybase, Inc.*..................     3,663,240
                                               ------------
                                                 12,391,080
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.6%
    535,000   AU Optronics Corp. (ADR)(a)....     6,377,200
    195,000   Lexar Media, Inc.*.............     3,398,850
                                               ------------
                                                  9,776,050
                                               ------------
              ELECTRONICS -- 1.2%
     58,000   Harman International
                Industries, Inc..............     4,290,840
                                               ------------
              FINANCIAL SERVICES -- 4.0%
    151,305   Capital One Financial
                Corp.(a).....................     9,273,483
     95,000   Merrill Lynch & Company,
                Inc..........................     5,571,750
                                               ------------
                                                 14,845,233
                                               ------------
              FOOD AND BEVERAGE -- 4.7%
    296,000   Constellation Brands, Inc. --
                Class A*.....................     9,747,280
    240,000   Dean Foods Company.............     7,888,800
                                               ------------
                                                 17,636,080
                                               ------------
              INSURANCE -- 2.6%
     51,000   Arch Capital Group, Ltd.*......     2,032,860
    219,900   W.R. Berkley Corp..............     7,685,505
                                               ------------
                                                  9,718,365
                                               ------------
              INTERNET SERVICES -- 10.7%
    332,000   Ask Jeeves, Inc.*(a)...........     6,015,840
    300,000   Cisco Systems, Inc.*...........     7,287,001
    217,000   eResearch Technology,
                Inc.*(a).....................     5,516,140
    276,655   j2 Global Communications,
                Inc.(a)......................     6,852,744
     78,000   NETFLIX, Inc.*(a)..............     4,265,820
    195,000   RADWARE, Ltd.*.................     5,313,750
    273,000   United Online, Inc.*...........     4,583,670
                                               ------------
                                                 39,834,965
                                               ------------
              LEISURE AND RECREATION -- 1.0%
    124,000   Station Casinos, Inc...........     3,798,120
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              MACHINERY -- 5.9%
    144,000   Caterpillar, Inc...............  $ 11,954,880
    282,000   Rockwell Automation, Inc.......    10,039,200
                                               ------------
                                                 21,994,080
                                               ------------
              MANUFACTURING -- 1.0%
    184,000   Rayovac Corp.*(a)..............     3,854,800
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.6%
    592,000   Select Medical Corp............     9,637,760
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 10.5%
     87,000   Advanced Neuromodulation
                Systems, Inc.*...............     4,000,260
    250,000   Cooper Companies, Inc.(a)......    11,782,500
    140,000   Guidant Corp...................     8,428,000
    111,000   INAMED Corp.*..................     5,334,660
    137,000   Varian Medical Systems, Inc....     9,466,700
                                               ------------
                                                 39,012,120
                                               ------------
              METALS AND MINING -- 1.7%
    467,000   GrafTech International,
                Ltd.*........................     6,304,500
                                               ------------
              MOTOR VEHICLES -- 1.6%
    200,000   Wabash National Corp.*.........     5,860,000
                                               ------------
              OIL, COAL AND GAS -- 1.0%
    132,000   XTO Energy, Inc................     3,735,600
                                               ------------
              PHARMACEUTICALS -- 5.6%
    213,000   Pfizer, Inc....................     7,525,290
    140,000   Pharmaceutical Resources,
                Inc.*........................     9,121,000
     88,000   Watson Pharmaceuticals,
                Inc.*........................     4,048,000
                                               ------------
                                                 20,694,290
                                               ------------
              RESEARCH AND DEVELOPMENT -- 6.9%
    259,000   Flamel Technologies S.A.
                (ADR)*(a)....................     6,938,610
    153,000   Invitrogen Corp.*(a)...........    10,710,000
    119,500   Martek Biosciences Corp.*......     7,763,915
                                               ------------
                                                 25,412,525
                                               ------------
              RETAIL -- 5.2%
    324,000   Foot Locker, Inc...............     7,597,800
    319,000   Urban Outfitters, Inc.*(a).....    11,818,950
                                               ------------
                                                 19,416,750
                                               ------------
              SEMICONDUCTORS -- 7.2%
    601,000   Amkor Technologies, Inc.*(a)...    10,944,210
    282,000   Intel Corp.....................     9,080,400

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS (CONTINUED)
    232,000   Ultratech, Inc.*...............  $  6,813,840
                                               ------------
                                                 26,838,450
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 8.1%
    295,000   Ditech Communications Corp.*...     5,634,500
    284,000   Nextel Communications, Inc. --
                Class A*.....................     7,969,040
    281,000   Polycom, Inc.*.................     5,485,120
    300,000   UTStarcom, Inc.*(a)............    11,121,000
                                               ------------
                                                 30,209,660
                                               ------------
              TOYS -- 2.4%
    304,000   Marvel Enterprises, Inc.*......     8,849,440
                                               ------------
              TRANSPORTATION: SERVICES -- 3.9%
    308,000   J.B. Hunt Transport Services,
                Inc.*........................     8,319,080
    172,000   Yellow Roadway Corp.*..........     6,221,240
                                               ------------
                                                 14,540,320
                                               ------------
              TOTAL COMMON STOCKS
                (Cost $308,632,009)..........   369,396,766
                                               ------------
              REGULATED INVESTMENT COMPANIES -- 1.8%
  2,996,258   American Aadvantage Select(b)..     2,996,258
    927,578   Merrill Lynch Premier
                Institutional Fund(b)........       927,578
  2,568,221   Merrimac Cash Fund -- Premium
                Class(b).....................     2,568,221
                                               ------------
              TOTAL REGULATED INVESTMENT
                COMPANIES
                (Cost $6,492,057)............     6,492,057
                                               ------------
 PRINCIPAL
 ---------
              TIME DEPOSITS -- 12.4%
$ 7,844,677   Bank of Montreal,
                1.06%, 01/15/04(b)...........     7,844,677
  3,424,295   Bank of Montreal,
                1.06%, 02/17/04(b)...........     3,424,295
  4,280,369   Bank of Novia Scotia,
                1.08%, 03/10/04(b)...........     4,280,369
  2,568,221   Citigroup, Inc.,
                1.08%, 01/05/04(b)...........     2,568,221
  1,284,111   Citigroup, Inc.,
                1.09%, 02/06/04(b)...........     1,284,111
  2,568,221   Credit Agricole Indosuez,
                0.98%, 01/02/04(b)...........     2,568,221
  2,568,221   Credit Agricole Indosuez,
                1.08%, 01/28/04(b)...........     2,568,221

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              TIME DEPOSITS (CONTINUED)
$ 3,424,295   Den Danske Bank,
                1.08%, 01/20/04(b)...........  $  3,424,295
  4,280,369   Royal Bank of Canada,
                1.05%, 02/27/04(b)...........     4,280,369
  2,140,184   Royal Bank of Scotland,
                1.08%, 01/09/04(b)...........     2,140,184
    856,074   Royal Bank of Scotland,
                1.08%, 01/15/04(b)...........       856,074
  6,420,553   Royal Bank of Scotland,
                1.08%, 01/20/04(b)...........     6,420,553
  2,140,184   Svenska Handlesbanken,
                1.08%, 02/04/04(b)...........     2,140,184
    856,074   Toronto Dominion Bank,
                1.10%, 01/08/04(b)...........       856,074
  1,284,111   Wells Fargo Bank, N.A.,
                1.04%, 01/30/04(b)...........     1,284,111
                                               ------------
              TOTAL TIME DEPOSITS
                (Cost $45,939,959)...........    45,939,959
                                               ------------
              SHORT TERM CORPORATE NOTES -- 6.0%
    856,074   Bear Stearns Companies, Inc.,
                Floating Rate, 1.14%(**),
                06/10/04(b)..................       856,074
    856,074   Bear Stearns Companies, Inc.,
                Floating Rate, 1.14%(**),
                09/08/04(b)..................       856,074
  2,140,184   Canadian Imperial Bank of
                Commerce, Floating Rate,
                1.01%(**), 11/04/04(b).......     2,140,184
  1,712,148   Fleet National Bank, Floating
                Rate, 1.00%(**),
                01/21/04(b)..................     1,712,148
  2,140,184   Goldman Sachs Group, Inc.,
                Floating Rate, 1.06%(**),
                01/05/04(b)..................     2,140,184
  3,424,295   Goldman Sachs Group, Inc.,
                Floating Rate, 1.04%(**),
                01/30/04(b)..................     3,424,295
  5,564,480   Morgan Stanley, Floating Rate,
                1.05%(**), 06/14/04(b).......     5,564,480
  1,284,111   Morgan Stanley, Floating Rate,
                1.05%(**), 06/21/04(b).......     1,284,111
  4,280,369   Morgan Stanley, Floating Rate,
                1.05%(**), 09/10/04(b).......     4,280,369
                                               ------------
              TOTAL SHORT TERM CORPORATE
                NOTES
                (Cost $22,257,919)...........    22,257,919
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.7%
              FANNIE MAE -- 0.5%
  1,704,838   1.06%, 01/02/04(b).............     1,704,838
                                               ------------

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES (CONTINUED)
              FREDDIE MAC -- 0.2%
$   856,074   1.06%, 01/27/04(b).............  $    856,074
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
                AGENCY SECURITIES
                (Cost $2,560,912)............     2,560,912
                                               ------------
              SHORT TERM COMMERCIAL PAPER -- 0.5%
    934,294   General Electric Capital Corp.,
                1.09%, 01/09/04(b)...........       934,294
    856,074   General Electric Capital Corp.,
                1.08%, 01/16/04(b)...........       856,074
                                               ------------
              TOTAL SHORT TERM COMMERCIAL
                PAPER
                (Cost $1,790,368)............     1,790,368
                                               ------------
              TOTAL SECURITIES
                (Cost $387,673,224)..........   448,437,981
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS -- 4.8%
$ 9,416,812   With Goldman Sachs Group, Inc.,
                dated 12/31/03, 1.04%, due
                01/02/04, repurchase proceeds
                at maturity $9,417,356
                (Collateralized by Archer-
                Daniels-Midland Company,
                8.88%, due 04/15/11, with a
                value of $1,968,029, Den
                Danske Bank -- 144A, 7.40%,
                due 06/15/10, with a value of
                $1,931,862, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value of
                $3,069,607, Morgan Stanley,
                6.75%, due 04/15/11, with a
                value of $768,501, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $1,867,599)(b)......  $  9,416,812
  8,365,425   With Investors Bank and Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $8,365,634
                (Collateralized by Fannie Mae
                Adjustable Rate Mortgage,
                5.28%, due 07/01/32, with a
                value of $8,783,697).........     8,365,425
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $17,782,237)...........    17,782,237
                                               ------------
              Total Investments -- 125.6%
                (Cost $405,455,461)..........   466,220,218
              Liabilities less other
                assets -- (25.6)%............   (94,887,208)
                                               ------------
              NET ASSETS -- 100.0%...........  $371,333,010
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $405,455,461.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $64,598,693
    Gross unrealized depreciation...........   (3,833,936)
                                              -----------
    Net unrealized appreciation.............  $60,764,757
                                              ===========

---------------

*      Non-income producing security.
** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 87.3%
              ADVERTISING -- 1.1%
$ 1,370,000   Advanstar Communications,
                Inc. -- 144A,
                10.75%, 08/15/10.............  $  1,489,876
    165,000   R.H. Donnelley Finance Corp.
                I -- 144A,
                8.88%, 12/15/10..............       186,450
  1,045,000   R.H. Donnelley Finance Corp.
                I -- 144A,
                10.88%, 12/15/12.............     1,244,856
    240,000   R.H. Donnelley Financial Corp.,
                10.88%, 12/15/12.............       285,900
                                               ------------
                                                  3,207,082
                                               ------------
              AEROSPACE AND DEFENSE -- 0.3%
    415,000   Armor Holdings, Inc. -- 144A,
                8.25%, 08/15/13..............       446,125
    230,000   BE Aerospace -- 144A,
                8.50%, 10/01/10..............       247,825
    140,000   K&F Industries, Series B,
                9.63%, 12/15/10..............       157,675
                                               ------------
                                                    851,625
                                               ------------
              AGRICULTURAL EQUIPMENT -- 0.4%
    250,000   AGCO Corp.,
                9.50%, 05/01/08..............       275,000
    755,000   Case New Holland, Inc. -- 144A,
                9.25%, 08/01/11..............       849,375
                                               ------------
                                                  1,124,375
                                               ------------
              AGRICULTURE -- 0.1%
    345,000   Seminis Vegetable Seeds  --
                144A,
                10.25%, 10/01/13.............       372,600
                                               ------------
              AIRLINES -- 3.8%
    120,000   American Airlines, Inc.,
                8.61%, 04/01/11..............       109,428
  1,080,000   American Airlines, Series
                2001-2,
                7.80%, 10/01/06..............       977,504
    295,000   American Airlines, Series
                2001-2,
                7.86%, 10/01/11..............       299,729
  1,180,000   AMR Corp.,
                9.00%, 08/01/12..............     1,008,900
  1,850,131   Continental Airlines, Inc.,
                Series 2001-1,
                7.03%, 06/15/11..............     1,594,609
     15,949   Continental Airlines, Inc.,
                Series 1998-3,
                7.08%, 11/01/04..............        15,655
    460,000   Continental Airlines, Inc.,
                Series 1999-2,
                7.43%, 09/15/04..............       451,695

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AIRLINES (CONTINUED)
$ 1,900,000   Delta Air Lines,
                7.70%, 12/15/05..............  $  1,802,625
    500,000   Delta Air Lines,
                7.90%, 12/15/09..............       406,875
    890,000   Delta Air Lines, Series 2000-1,
                7.78%, 11/18/05..............       819,842
    161,333   Delta Air Lines, Series 2002-1,
                7.78%, 01/02/12..............       146,439
  1,280,000   Dunlop Standard Aerospace
                Holdings,
                11.88%, 05/15/09.............     1,376,000
  1,950,000   Northwest Airlines, Inc.,
                9.88%, 03/15/07..............     1,784,250
                                               ------------
                                                 10,793,551
                                               ------------
              APPAREL: MANUFACTURING -- 2.3%
  1,245,000   GFSI, Inc., Series B,
                9.63%, 03/01/07..............     1,153,181
  1,055,000   J. Crew Operating Corp.,
                10.38%, 10/15/07.............     1,082,694
  1,325,000   Oxford Industries,
                Inc. -- 144A,
                8.88%, 06/01/11..............     1,455,844
    850,000   Perry Ellis International,
                Inc. -- 144A,
                8.88%, 09/15/13..............       898,875
    620,000   Phillips Van-Heusen Corp.,
                8.13%, 05/01/13..............       661,850
    295,000   Tropical Sportswear
                International, Series A,
                11.00%, 06/15/08.............       240,425
    875,000   William Carter, Series B,
                10.88%, 08/15/11.............     1,015,000
                                               ------------
                                                  6,507,869
                                               ------------
              APPAREL: RETAIL -- 0.5%
  1,295,000   Mothers Work, Inc.,
                11.25%, 08/01/10.............     1,445,544
                                               ------------
              AUTOMOBILE: RENTAL -- 0.8%
  1,810,000   Williams Scotsman, Inc.,
                9.88%, 06/01/07..............     1,841,675
    285,000   Williams Scotsman, Inc.,
                10.00%, 08/15/08.............       313,856
                                               ------------
                                                  2,155,531
                                               ------------
              AUTOMOTIVE EQUIPMENT -- 3.0%
  1,580,000   Collins & Aikman, Series B,
                9.75%, 02/15/10..............     1,698,500
  1,620,000   Dana Corp.,
                10.13%, 03/15/10.............     1,895,400

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              AUTOMOTIVE EQUIPMENT (CONTINUED)
$   700,000   Dura Operating Corp., Series D,
                9.00%, 05/01/09..............  $    703,500
    235,000   Keystone Automotive
                Operations -- 144A,
                9.75%, 11/01/13..............       253,800
    655,000   Metaldyne Corp. -- 144A,
                10.00%, 11/01/13.............       664,825
    365,000   Rexnord Corp.,
                10.13%, 12/15/12.............       401,500
    810,000   Tenneco Automotive, Inc. --
                144A,
                10.25%, 07/15/13.............       925,425
  1,300,000   Tenneco Automotive, Inc.,
                Series B,
                11.63%, 10/15/09.............     1,410,500
    545,000   TRW Automotive, Inc.,
                11.00%, 02/15/13.............       644,463
                                               ------------
                                                  8,597,913
                                               ------------
              BROADCAST SERVICES/MEDIA -- 7.4%
    715,000   Adelphia Communications,
                10.25%, 11/01/06(2)..........       668,525
    305,000   Adelphia Communications --
                Series B,
                9.25%, 10/01/32(2)...........       283,650
    120,000   Charter Communications Holdings
                LLC,
                8.25%, 04/01/07..............       113,400
  1,385,000   Charter Communications Holdings
                LLC,
                8.63%, 04/01/09..............     1,215,338
  1,080,000   Charter Communications Holdings
                LLC,
                10.00%, 04/01/09.............       966,600
    425,000   Charter Communications Holdings
                LLC,
                10.75%, 10/01/09.............       392,063
  1,650,000   Charter Communications Holdings
                LLC,
                10.25%, 01/15/10.............     1,485,000
  1,720,000   Charter Communications Holdings
                LLC, zero coupon,
                01/15/11(1)..................     1,290,000
    325,000   Charter Communications Holdings
                LLC, zero coupon,
                05/15/11(1)..................       219,375
  1,495,000   Charter Communications Holdings
                LLC,
                10.00%, 05/15/11.............     1,308,125
    495,000   CSC Holdings, Inc.,
                9.88%, 02/15/13..............       519,750

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              BROADCAST SERVICES/MEDIA (CONTINUED)
$ 2,175,000   CSC Holdings, Inc.,
                10.50%, 05/15/16.............  $  2,501,249
    350,000   DirecTV Holdings,
                8.38%, 03/15/13..............       407,750
     46,000   Echostar DBS Corp.,
                9.13%, 01/15/09..............        51,693
    325,000   Entravision Communication
                Corp.,
                8.13%, 03/15/09..............       349,375
     70,000   Granite Broadcasting Corp.,
                9.38%, 12/01/05..............        70,175
  1,640,000   Insight Communications, zero
                coupon,
                02/15/11(1)..................     1,410,400
    570,000   LBI Media, Inc. -- 144A, zero
                coupon,
                10/15/13(1)..................       371,925
    100,000   Nexstar Financial Holdings LLC,
                Inc.,
                12.00%, 04/01/08.............       113,250
  1,205,000   Nexstar Financial Holdings LLC,
                Inc., zero coupon,
                04/01/13(1)..................       887,181
    360,000   Nextmedia Operating, Inc.,
                10.75%, 07/01/11.............       410,400
    580,000   ONO Finance PLC,
                13.00%, 05/01/09.............       606,825
    900,000   ONO Finance PLC,
                14.00%, 02/15/11.............       950,625
    190,000   Paxson Communications, zero
                coupon,
                01/15/09(1)..................       167,675
  1,000,000   Pegasus Communications Corp.,
                Series B,
                9.63%, 10/15/05..............       925,000
    250,000   Pegasus Communications Corp.,
                Series B,
                9.75%, 12/01/06..............       226,875
    765,000   Pegasus Satellite,
                12.38%, 08/01/06.............       723,881
  1,940,000   Pegasus Satellite -- 144A,
                11.25%, 01/15/10.............     1,736,299
    455,000   Young Broadcasting,
                Inc. -- 144A,
                8.75%, 01/15/14..............       462,963
                                               ------------
                                                 20,835,367
                                               ------------
              CHEMICALS -- 6.3%
    260,000   Acetex Corp. -- 144A,
                10.88%, 08/01/09.............       289,900
  1,325,000   Avecia Group PLC,
                11.00%, 07/01/09.............     1,199,125

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CHEMICALS (CONTINUED)
$   365,000   Crown Euro Holdings SA,
                9.50%, 03/01/11..............  $    415,188
  1,990,000   Crown Euro Holdings SA,
                10.88%, 03/01/13.............     2,350,687
    655,000   Equistar Chemical/Funding,
                10.63%, 05/01/11.............       727,050
    720,000   Hercules, Inc.,
                11.13%, 11/15/07.............       865,800
    590,000   Huntsman Advanced Materials --
                144A,
                11.00%, 07/15/10.............       654,900
  1,135,000   Huntsman Company, LLC -- 144A,
                11.63%, 10/15/10.............     1,163,375
    760,000   IMC Global, Inc. -- 144A,
                10.88%, 08/01/13.............       836,000
  1,675,000   IMC Global, Inc., Series B,
                11.25%, 06/01/11.............     1,850,875
    230,000   Lyondell Chemical Company,
                9.50%, 12/15/08..............       241,500
    900,000   Lyondell Chemical Company,
                11.13%, 07/15/12.............     1,003,500
    550,000   Lyondell Chemical Company,
                Series A,
                9.63%, 05/01/07..............       585,750
    530,000   Methanex Corp.,
                8.75%, 08/15/12..............       593,600
    733,000   Nalco Company -- 144A,
                7.75%, 11/15/11..............       787,975
    883,000   Nalco Company -- 144A,
                8.88%, 11/15/13..............       940,395
    225,000   Noveon, Inc., Series B,
                11.00%, 02/28/11.............       262,125
  2,100,000   OM Group Inc.,
                9.25%, 12/15/11..............     2,194,499
    765,000   Rockwood Specialties Corp. --
                144A,
                10.63%, 05/15/11.............       856,800
    210,000   Texas Petrochemical Corp.,
                11.13%, 07/01/06(2)..........        68,250
                                               ------------
                                                 17,887,294
                                               ------------
              COMMERCIAL SERVICES -- 0.0%
     90,000   Coinmach Corp.,
                9.00%, 02/01/10..............        98,100
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              COMPUTER SOFTWARE AND SERVICES -- 0.7%
$   610,000   Danka Business Systems,
                11.00%, 06/15/10.............  $    608,475
    443,000   Digitalnet, Inc.,
                9.00%, 07/15/10..............       481,763
    825,000   Stratus Technologies, Inc. --
                144A,
                10.38%, 12/01/08.............       879,656
                                               ------------
                                                  1,969,894
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.8%
  1,800,000   Interface, Inc.,
                10.38%, 02/01/10.............     1,912,500
    865,000   Interface, Inc., Series B,
                9.50%, 11/15/05..............       843,375
  2,100,000   Xerox Capital Trust I,
                8.00%, 02/01/27..............     2,073,750
    325,000   Xerox Corp.,
                9.75%, 01/15/09..............       381,875
     10,000   Xerox Corp.,
                7.13%, 06/15/10..............        10,750
                                               ------------
                                                  5,222,250
                                               ------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 1.1%
  1,405,000   Associated Materials, Inc.,
                9.75%, 04/15/12..............     1,545,500
  1,085,000   Dayton Superior Corp. -- 144A,
                10.75%, 09/15/08.............     1,117,550
     15,000   Koppers, Inc. -- 144A,
                9.88%, 10/15/13..............        16,613
    520,000   Owens Corning,
                7.70%, 05/01/08(2)...........       228,800
    560,000   Owens Corning,
                7.50%, 08/01/18(2)...........       246,400
                                               ------------
                                                  3,154,863
                                               ------------
              CONSUMER GOODS AND SERVICES -- 0.7%
    520,000   Amscan Holdings, Inc.,
                9.88%, 12/15/07..............       540,150
    385,000   Fedders North America,
                9.38%, 08/15/07..............       388,850
    440,000   Home Interiors & Gifts,
                10.13%, 06/01/08.............       447,150
    295,000   Jostens Holding Corp. -- 144A,
                zero coupon,
                12/01/13(1)..................       186,588
    300,000   Mobile Mini, Inc.,
                9.50%, 07/01/13..............       331,500
    175,000   Norcraft Companies -- 144A,
                9.00%, 11/01/11..............       189,875
                                               ------------
                                                  2,084,113
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              CONTAINERS AND PACKAGING -- 1.5%
$   390,000   Consolidated Container Company,
                10.13%, 07/15/09.............  $    237,900
    190,000   Graham Packaging, Series B,
                8.75%, 01/15/08..............       195,225
    320,000   Graham Packaging, Series B,
                10.75%, 01/15/09.............       332,000
    240,000   Hexcel Corp.,
                9.88%, 10/01/08..............       271,800
    155,000   Hexcel Corp.,
                9.75%, 01/15/09..............       163,138
    300,000   Kappa Beheer BV,
                10.63%, 07/15/09.............       322,500
  1,150,000   Owens-Brockway Glass
                Containers,
                8.25%, 05/15/13..............     1,240,562
    640,000   Smurfit-Stone Container Corp.,
                8.25%, 10/01/12..............       697,599
    415,000   Tekni-Plex, Inc. -- 144A,
                8.75%, 11/15/13..............       434,713
     60,000   Tekni-Plex, Inc., Series B,
                12.75%, 06/15/10.............        65,700
    355,000   US Can Corp. -- 144A,
                10.88%, 07/15/10.............       373,194
                                               ------------
                                                  4,334,331
                                               ------------
              DISTRIBUTION -- 0.2%
    485,000   Jafra Cosmetics International,
                10.75%, 05/15/11.............       534,713
                                               ------------
              ELECTRICAL EQUIPMENT -- 0.2%
    400,000   Rayovac Corp.
                8.50%, 10/01/13..............       426,000
                                               ------------
              ELECTRONICS -- 1.0%
    650,000   Muzak Holdings LLC, zero
                coupon,
                03/15/10(1)..................       581,750
    775,000   Muzak LLC,
                10.00%, 02/15/09.............       829,250
  1,380,000   Muzak LLC,
                9.88%, 03/15/09..............     1,340,325
                                               ------------
                                                  2,751,325
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.9%
    455,000   Allied Waste North America
                Industries, Inc., Series B,
                9.25%, 09/01/12..............       518,700
  1,855,000   Synagro Technologies, Inc.,
                9.50%, 04/01/09..............     2,021,950
                                               ------------
                                                  2,540,650
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              FOOD AND BEVERAGE -- 3.0%
$ 1,130,000   American Seafood Group LLC,
                10.13%, 04/15/10.............  $  1,348,937
    590,000   Burns, Philp Capital Pty.,
                Ltd. -- 144A,
                9.50%, 11/15/10..............       643,100
    815,000   Burns, Philp Capital Pty.,
                Ltd. -- 144A,
                10.75%, 02/15/11.............       892,425
    395,000   Doane Pet Care Company,
                10.75%, 03/01/10.............       410,800
    765,000   Land O' Lakes, Inc. -- 144A,
                9.00%, 12/15/10..............       774,563
    795,000   Luigino's, Inc.,
                10.00%, 02/01/06.............       818,850
    605,000   Merisant Company -- 144A,
                9.50%, 07/15/13..............       647,350
    710,000   Michael Foods -- 144A,
                8.00%, 11/15/13..............       743,725
  1,589,000   New World Pasta Company,
                9.25%, 02/15/09..............       421,085
    300,000   Pinnacle Foods Holding -- 144A,
                8.25%, 12/01/13..............       312,000
  1,000,000   Premier International Foods
                PLC,
                12.00%, 09/01/09.............     1,100,000
    395,000   United Agriculture Products --
                144A,
                8.25%, 12/15/11..............       407,838
                                               ------------
                                                  8,520,673
                                               ------------
              LEISURE AND RECREATION -- 7.3%
    350,000   Ameristar Casinos, Inc.,
                10.75%, 02/15/09.............       404,250
    420,000   AMF Bowling Worldwide,
                13.00%, 09/01/08.............       473,025
     40,000   Bally Total Fitness Holding --
                144A,
                10.50%, 07/15/11.............        40,400
    245,000   Equinox Holdings, Ltd. -- 144A,
                9.00%, 12/15/09..............       254,188
    295,000   Gaylord Entertainment
                Company -- 144A,
                8.00%, 11/15/13..............       312,700
    910,000   Hockey Company,
                11.25%, 04/15/09.............     1,043,088
    640,000   Hollywood Casino Shreveport,
                13.00%, 08/01/06(2)..........       454,400
    360,000   Imax Corp. -- 144A,
                9.63%, 12/01/10..............       380,250
  1,695,000   Inn of the Mountain Gods --
                144A,
                12.00%, 11/15/10.............     1,809,413

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              LEISURE AND RECREATION (CONTINUED)
$   855,000   Intrawest Corp. -- 144A,
                7.50%, 10/15/13..............  $    893,475
    790,000   Kerzner International,
                8.88%, 08/15/11..............       867,025
  2,210,000   Majestic Star Casino LLC -144A,
                9.50%, 10/15/10..............     2,276,299
    350,000   MGM MIRAGE, Inc.,
                9.75%, 06/01/07..............       400,750
  1,065,000   Penn National Gaming, Inc.,
                Series B,
                11.13%, 03/01/08.............     1,200,788
     85,000   Royal Caribbean Cruises,
                8.00%, 05/15/10..............        93,075
  2,000,000   Royal Caribbean Cruises,
                8.75%, 02/02/11..............     2,269,999
    390,000   Royal Caribbean Cruises,
                7.25%, 03/15/18..............       382,200
  1,595,000   Six Flags, Inc. -- 144A,
                9.63%, 06/01/14..............     1,674,750
    515,000   Six Flags, Inc.,
                9.75%, 06/15/07..............       540,106
    470,000   Six Flags, Inc.,
                9.50%, 02/01/09..............       494,675
    150,000   Six Flags, Inc.,
                8.88%, 02/01/10..............       154,688
    120,000   Six Flags, Inc.,
                9.75%, 04/15/13..............       126,900
  1,785,000   Venetian Casino Resort/Las
                Vegas Sands,
                11.00%, 06/15/10.............     2,079,524
  1,778,000   Waterford Gaming LLC -- 144A,
                8.63%, 09/15/12..............     1,893,570
                                               ------------
                                                 20,519,538
                                               ------------
              MACHINERY -- 1.5%
    725,000   Flowserve Corp.,
                12.25%, 08/15/10.............       844,625
  1,330,000   Terex Corp.,
                9.25%, 07/15/11..............     1,469,650
  1,225,000   Terex Corp., Series B,
                10.38%, 04/01/11.............     1,378,125
    470,000   The Manitowoc Company, Inc.,
                10.50%, 08/01/12.............       537,563
                                               ------------
                                                  4,229,963
                                               ------------
              MANUFACTURING -- 1.0%
    465,000   Avondale Mills, Inc.,
                10.25%, 07/01/13.............       295,275
    960,000   Dresser, Inc.,
                9.38%, 04/15/11..............     1,048,800

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              MANUFACTURING (CONTINUED)
$   160,000   Foamex LP,
                10.75%, 04/01/09.............  $    153,200
    245,000   Jacuzzi Brands, Inc. -- 144A,
                9.63%, 07/01/10..............       270,725
    445,000   Louisiana Pacific Corp.,
                10.88%, 11/15/08.............       531,775
    380,000   Reddy Ice Group, Inc. -- 144A,
                8.88%, 08/01/11..............       404,700
    720,000   Venture Holdings Trust, Series
                B,
                9.50%, 07/01/05(2)...........        21,600
                                               ------------
                                                  2,726,075
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.6%
    870,000   Ardent Health Services -- 144A,
                10.00%, 08/15/13.............       952,650
    270,000   Concentra Operating Corp.,
                9.50%, 08/15/10..............       292,950
    565,000   Magellan Health Services --
                144A,
                9.38%, 11/15/07(2)...........       596,075
    455,000   National Nephrology
                Association -- 144A,
                9.00%, 11/01/11..............       478,888
    670,000   Pacificare Health System,
                10.75%, 06/01/09.............       793,950
    450,000   Rotech Healthcare, Inc.,
                9.50%, 04/01/12..............       472,500
  2,550,000   Tenet Healthcare Corp.,
                7.38%, 02/01/13..............     2,575,500
  1,100,000   Vanguard Health Systems,
                9.75%, 08/01/11..............     1,199,000
                                               ------------
                                                  7,361,513
                                               ------------
              MEDICAL EQUIPMENT AND SUPPLIES -- 1.0%
    120,000   Alliance Imaging,
                10.38%, 04/15/11.............       127,800
  1,375,000   Medquest, Inc., Series B,
                11.88%, 08/15/12.............     1,509,063
  1,010,000   Norcross Safety Products --
                144A,
                9.88%, 08/15/11..............     1,113,525
                                               ------------
                                                  2,750,388
                                               ------------
              OIL AND GAS: PIPELINES -- 5.2%
    365,000   ANR Pipeline Company,
                8.88%, 03/15/10..............       412,450
  2,065,000   Dynegy Holdings, Inc.,
                6.88%, 04/01/11..............     1,912,706
    440,000   Dynegy Holdings, Inc.,
                8.75%, 02/15/12..............       446,050

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL AND GAS: PIPELINES (CONTINUED)
$   195,000   Dynegy Holdings, Inc.,
                7.63%, 10/15/26..............  $    169,406
  2,325,000   Dynegy Holdings, Inc. -- 144A,
                10.13%, 07/15/13.............     2,685,375
  2,910,000   El Paso Corp.,
                7.00%, 05/15/11..............     2,699,025
    215,000   Gulfterra Energy
                Partner -- 144A,
                10.63%, 12/01/12.............       267,675
    642,000   Gulfterra Energy Partner,
                Series B,
                8.50%, 06/01/10..............       731,880
    380,000   Northwest Pipeline Corp.,
                8.13%, 03/01/10..............       423,700
    275,000   Southern Natural Gas Company,
                8.88%, 03/15/10..............       310,750
  1,100,000   Transmontaigne, Inc. -- 144A,
                9.13%, 06/01/10..............     1,185,250
  2,090,000   Williams Companies, Inc.,
                8.63%, 06/01/10..............     2,356,475
    975,000   Williams Companies, Inc.,
                Series A,
                6.75%, 01/15/06..............     1,014,000
                                               ------------
                                                 14,614,742
                                               ------------
              OIL, COAL AND GAS -- 2.6%
    290,000   Comstock Resources, Inc.,
                11.25%, 05/01/07.............       313,200
    785,000   Continental Resources,
                10.25%, 08/01/08.............       792,850
     40,000   Grey Wolf, Inc.,
                8.88%, 07/01/07..............        41,400
     35,000   Grey Wolf, Inc., Series C,
                8.88%, 07/01/07..............        36,225
    355,000   Hanover Compress Company,
                8.63%, 12/15/10..............       370,975
    200,000   Parker Drilling Company --
                144A,
                9.63%, 10/01/13..............       209,000
    375,000   Petrobras International
                Finance,
                9.13%, 07/02/13..............       412,500
  1,780,625   Port Arthur Finance Corp.,
                12.50%, 01/15/09.............     2,123,395
    295,000   Premcor Refining Group -- 144A,
                7.75%, 02/01/12..............       305,325
    440,000   Ram Energy, Inc.,
                11.50%, 02/15/08.............       332,200

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              OIL, COAL AND GAS (CONTINUED)
$ 1,295,000   Sesi LLC,
                8.88%, 05/15/11..............  $  1,418,025
  1,265,000   Trico Marine Services, Inc.,
                8.88%, 05/15/12..............       929,775
                                               ------------
                                                  7,284,870
                                               ------------
              PAPER AND FOREST PRODUCTS -- 1.9%
  1,005,000   Georgia-Pacific Corp.,
                9.50%, 12/01/11..............     1,170,825
  1,385,000   Georgia-Pacific Corp.,
                9.38%, 02/01/13..............     1,599,675
    465,000   Georgia-Pacific Corp.,
                9.50%, 05/15/22..............       485,925
    525,000   Longview Fibre Company,
                10.00%, 01/15/09.............       578,813
     60,000   Millar Western Forest -- 144A,
                7.75%, 11/15/13..............        62,550
    550,000   Tembec Industries, Inc.,
                8.63%, 06/30/09..............       569,250
  1,000,000   Tembec Industries, Inc.,
                8.50%, 02/01/11..............     1,040,000
                                               ------------
                                                  5,507,038
                                               ------------
              PHARMACEUTICALS -- 0.2%
    425,000   Valeant
                Pharmaceuticals -- 144A,
                7.00%, 12/15/11..............       439,875
                                               ------------
              PRINTING AND PUBLISHING -- 1.8%
    485,000   American Media Operation,
                Series B,
                10.25%, 05/01/09.............       519,556
  1,195,000   Canwest Media, Inc.,
                10.63%, 05/15/11.............     1,371,263
    405,000   CBD Media/CBD Finance -- 144A,
                8.63%, 06/01/11..............       447,525
    245,000   Dex Media East LLC,
                9.88%, 11/15/09..............       281,750
  1,295,000   Dex Media West -- 144A,
                9.88%, 08/15/13..............     1,511,912
    835,000   Liberty Group Operating,
                9.38%, 02/01/08..............       847,525
                                               ------------
                                                  4,979,531
                                               ------------
              REAL ESTATE DEVELOPMENT AND MANAGEMENT
                SERVICES -- 0.4%
    500,000   CB Richard Ellis Service,
                11.25%, 06/15/11.............       567,500
    485,000   CBRE Escrow, Inc. -- 144A,
                9.75%, 05/15/10..............       540,775
                                               ------------
                                                  1,108,275
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS -- 0.9%
$   760,000   Felcor Lodging LP,
                9.50%, 09/15/08..............  $    824,600
    165,000   Host Marriott LP, Series G,
                9.25%, 10/01/07..............       185,213
    300,000   Host Marriott LP, Series I,
                9.50%, 01/15/07..............       335,250
  1,085,000   Mandalay Resort Group, Series
                B,
                10.25%, 08/01/07.............     1,258,600
                                               ------------
                                                  2,603,663
                                               ------------
              RESEARCH AND DEVELOPMENT -- 0.7%
  1,710,000   Quintiles Transnational
                Corp. -- 144A,
                10.00%, 10/01/13.............     1,855,350
                                               ------------
              RETAIL -- 0.8%
    295,000   General Nutrition Center --
                144A,
                8.50%, 12/01/10..............       303,850
  1,100,000   Hollywood Entertainment,
                9.63%, 03/15/11..............     1,188,000
    600,000   Payless Shoesource, Inc.,
                8.25%, 08/01/13..............       580,500
    190,000   Shopko Stores,
                9.25%, 03/15/22..............       181,450
                                               ------------
                                                  2,253,800
                                               ------------
              SEMICONDUCTORS -- 1.7%
    644,000   AMI Semiconductor, Inc.,
                10.75%, 02/01/13.............       771,190
     65,000   Amkor Technology, Inc.,
                9.25%, 02/15/08..............        74,100
    305,000   Amkor Technology, Inc.,
                10.50%, 05/01/09.............       327,113
    845,000   Chippac International, Ltd.,
                Series B,
                12.75%, 08/01/09.............       937,950
  1,825,000   On Semiconductor Corp.,
                13.00%, 05/15/08.............     2,130,687
    645,000   SCG Holding & Semiconductor
                Company,
                12.00%, 08/01/09.............       696,600
                                               ------------
                                                  4,937,640
                                               ------------
              SPECIAL PURPOSE ENTITY -- 4.9%
    395,000   Bombardier
                Recreational -- 144A,
                8.38%, 12/15/13..............       414,750
  1,088,100   Caithness Coso Funding Corp.,
                Series B,
                9.05%, 12/15/09..............     1,186,029

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              SPECIAL PURPOSE ENTITY (CONTINUED)
$ 1,375,000   Chukchansi Economic Development
                Authority -- 144A,
                14.50%, 06/15/09.............  $  1,677,499
  1,345,000   Couche -- Tard US -- 144A,
                7.50%, 12/15/13..............     1,415,613
    587,585   Hollinger
                Participation -- 144A,
                12.13%, 11/15/10.............       700,695
  1,035,000   Interline Brands, Inc.,
                11.50%, 05/15/11.............     1,146,263
    395,000   Kraton Polymers LLC -- 144A,
                8.13%, 01/15/14..............       412,775
  1,350,000   MDP Acquisitions PLC,
                9.63%, 10/01/12..............     1,518,750
  1,395,000   PCA LLC/PCA Finance Corp.,
                11.88%, 08/01/09.............     1,534,499
    855,000   Poster Financial Group -- 144A,
                8.75%, 12/01/11..............       908,438
    475,000   Sensus Metering Systems --
                144A,
                8.63%, 12/15/13..............       489,844
  1,060,000   Tabletop Holdings,
                Inc. -- 144A, zero coupon,
                05/15/14(1)..................       588,300
  1,575,000   Universal City Development --
                144A,
                11.75%, 04/01/10.............     1,850,624
                                               ------------
                                                 13,844,079
                                               ------------
              SYNDICATED BANK LOANS -- 1.3%
    800,000   Century Cable Holdings, Term
                loan,
                6.00%, 06/30/09..............       741,000
  1,091,902   Huntsman Company, LLC, Term A,
                6.00%, 03/31/07..............     1,028,571
    826,689   Huntsman International, LLC,
                Term B,
                8.94%, 03/31/07..............       778,741
    981,772   IPCS, Term loan,
                6.75%, 06/30/08(2)...........       723,566
    500,000   Mirant Corp.,
                8.63%, 07/17/49(2)...........       292,188
                                               ------------
                                                  3,564,066
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 8.4%
  1,300,000   ACC Escrow Corp. -- 144A,
                10.00%, 08/01/11.............     1,456,000
    340,000   American Tower Corp.,
                9.38%, 02/01/09..............       363,800

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$ 1,575,000   Centennial Cellular/
                Communications,
                10.13%, 06/15/13.............  $  1,736,437
    295,000   Centennial Communications,
                10.75%, 12/15/08.............       312,700
    440,000   Cincinnati Bell, Inc. -- 144A,
                8.38%, 01/15/14..............       475,200
    190,000   Crown Castle International
                Corp.,
                10.75%, 08/01/11.............       214,700
  1,500,000   Embratel -- 144A,
                11.00%, 12/15/08.............     1,545,000
    355,000   General Cable Corp. -- 144A,
                9.50%, 11/15/10..............       381,625
    705,000   Insight Midwest, L.P. / Insight
                Capital, Inc.,
                10.50%, 11/01/10.............       770,213
  1,000,000   IWO Holdings, Inc.,
                14.00%, 01/15/11.............       155,000
  1,780,000   LCI International, Inc.,
                7.25%, 06/15/07..............     1,717,700
  1,420,000   Level 3 Financing,
                Inc. -- 144A,
                10.75%, 10/15/11.............     1,508,750
    975,000   Marconi Corp. PLC,
                8.00%, 04/30/08..............       992,505
    450,000   Nextel Communications,
                7.38%, 08/01/15..............       486,000
    875,000   Nextel Partners, Inc.,
                12.50%, 11/15/09.............     1,019,375
    995,000   Nextel Partners, Inc.,
                11.00%, 03/15/10.............     1,104,450
     65,000   Nextel Partners, Inc.,
                11.00%, 03/15/10.............        72,150
     89,717   NII Holdings, Ltd., zero
                coupon,
                11/01/09(1)..................        89,958
  2,300,000   Nortel Networks Corp.,
                4.25%, 09/01/08..............     2,187,874
    485,000   Qwest Capital Funding Corp.,
                7.00%, 08/03/09..............       483,788
    985,000   Qwest Capital Funding Corp.,
                7.90%, 08/15/10..............     1,004,700
    110,000   Qwest Corp.,
                7.20%, 11/10/26..............       108,900
  1,865,000   Qwest Services Corp. -- 144A,
                13.50%, 12/15/10.............     2,275,299
    695,000   SBA Telecommunications/SBA
                Communications Corp. -- 144A,
                zero coupon,
                12/15/11(1)..................       493,450

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
$   350,000   Telewest Communication PLC,
                11.00%, 10/01/07(2)..........  $    229,250
  1,165,000   Telewest Communication PLC,
                zero coupon,
                04/15/09(1)..................       611,625
    202,000   Ubiquitel Operating Company,
                zero coupon,
                05/15/10(1)..................       152,510
    415,000   US Unwired, Inc., Series B,
                zero coupon,
                11/01/09(1)..................       302,950
  1,400,000   Western Wireless Corp.,
                9.25%, 07/15/13..............     1,484,000
                                               ------------
                                                 23,735,909
                                               ------------
              TRANSPORTATION: SERVICES -- 0.6%
    380,000   Hornbeck Offshore Services,
                10.63%, 08/01/08.............       421,800
    715,000   Omi Corp. -- 144A,
                7.63%, 12/01/13..............       724,831
    115,000   Petroleum Helicopters,
                9.38%, 05/01/09..............       122,763
    530,000   Quality Distribution Capital --
                144A,
                9.00%, 11/15/10..............       557,162
                                               ------------
                                                  1,826,556
                                               ------------
              UTILITIES -- 0.8%
    635,000   National Waterworks, Inc.,
                Series B,
                10.50%, 12/01/12.............       712,788
  1,325,000   Orion Power Holdings, Inc.,
                12.00%, 05/01/10.............     1,616,500
                                               ------------
                                                  2,329,288
                                               ------------
              UTILITIES: ELECTRIC -- 4.6%
    750,000   AES Corp.,
                8.50%, 11/01/07..............       765,000
    553,000   AES Corp.,
                9.38%, 09/15/10..............       615,904
    500,000   AES Corp.,
                8.88%, 11/01/27..............       452,500
     62,824   AES Corp. -- 144A,
                10.00%, 07/15/05.............        64,238
    700,000   AES Corp. -- 144A,
                8.75%, 05/15/13..............       785,750
    310,000   AES Corp. -- 144A,
                9.00%, 05/15/15..............       351,850
    517,185   AES Eastern Energy, Series
                99-A,
                9.00%, 01/02/17..............       572,726

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES (CONTINUED)
              UTILITIES: ELECTRIC (CONTINUED)
$ 1,460,000   Calpine Canada Energy
                Financial,
                8.50%, 05/01/08..............  $  1,171,650
  1,040,000   Calpine Corp.,
                8.25%, 08/15/05..............     1,011,400
  1,065,000   Calpine Corp.,
                7.63%, 04/15/06..............       947,850
    305,000   Calpine Corp.,
                10.50%, 05/15/06.............       294,325
    395,000   Calpine Corp.,
                8.50%, 02/15/11..............       314,519
    290,000   Calpine Corp. -- 144A,
                8.50%, 07/15/10..............       284,200
  1,365,000   Calpine Corp. -- 144A,
                8.75%, 07/15/13..............     1,337,700
    540,000   Illinova Corp.,
                7.50%, 06/15/09..............       596,700
  2,505,000   NRG Energy, Inc. -- 144A,
                8.00%, 12/15/13..............     2,645,905
    415,000   Reliant Resources,
                Inc. -- 144A,
                9.25%, 07/15/10..............       441,975
    195,000   Reliant Resources,
                Inc. -- 144A,
                9.50%, 07/15/13..............       209,625
                                               ------------
                                                 12,863,817
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $231,229,181)..........   246,751,639
                                               ------------
  SHARES
  ------
              COMMON STOCKS -- 1.2%
              COMPUTER SOFTWARE AND SERVICES -- 0.2%
     23,950   Digitalnet Holdings, Inc.*.....       467,025
                                               ------------
              LEISURE AND RECREATION -- 0.2%
     19,280   Six Flags, Inc. ...............       441,512
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.8%
      1,752   FLAG Telecom Group, Ltd.*......       165,792
      9,710   NII Holdings, Inc. -- Class
                B*...........................       724,657
     20,340   NTL, Inc.*.....................     1,418,715
                                               ------------
                                                  2,309,164
                                               ------------
              TOTAL COMMON STOCKS (Cost
                $3,437,834)..................     3,217,701
                                               ------------
              PREFERRED STOCKS -- 1.0%
              BROADCAST SERVICES/MEDIA
     26,730   CSC Holdings, Inc., Series M,
                11.13% (Cost $2,737,790).....     2,813,333
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              PREFERRED STOCKS (CONTINUED)
              CONVERTIBLE PREFERRED STOCKS -- 0.8%
              OIL AND GAS: PIPELINES -- 0.3%
     11,465   Williams Companies, Inc. --
                144A,
                5.50%........................  $    746,658
                                               ------------
              OIL, COAL AND GAS -- 0.1%
      2,400   Chesapeake Energy Corp.,
                5.00%........................       266,100
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 0.4%
     24,775   Crown Castle International
                Corp.,
                6.25%........................     1,114,875
        160   Lucent Technology Capital Trust
                I,
                7.75%........................       170,000
                                               ------------
                                                  1,284,875
                                               ------------
              TOTAL CONVERTIBLE PREFERRED
                STOCKS
                (Cost $2,044,844)............     2,297,633
                                               ------------
              WARRANTS -- 0.0%
      1,125   American Tower Corp., Expires
                08/01/08*....................       141,187
      1,000   IPCS, Inc. -- 144A, Expires
                07/15/10*....................             0
      1,000   IWO Holdings, Inc., Expires
                01/15/11*....................             0
         84   New World Coffee, Expires
                6/20/06*.....................             1
      1,000   ONO Finance, Expires
                03/16/11*....................             0
        250   Ubiquitel, Inc. -- 144A,
                Expires 04/15/10*............             0
                                               ------------
              TOTAL WARRANTS
                (Cost $75,402)...............       141,188
                                               ------------
 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 1.6%
              BROADCAST SERVICES/MEDIA -- 0.3%
$   410,000   Charter Communications Holdings
                LLC,
                5.75%, 10/15/05..............       389,500
    320,000   Sinclair Broadcasting Group,
                4.88%, 07/15/18..............       353,200
                                               ------------
                                                    742,700
                                               ------------
              LEISURE AND RECREATION -- 0.2%
    405,000   Wynn Resorts -- 144A,
                6.00%, 07/15/15..............       601,425
                                               ------------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CONVERTIBLE BONDS (CONTINUED)
              SEMICONDUCTORS -- 0.1%
$   190,000   Amkor Technologies, Inc.,
                5.75%, 06/01/06..............  $    192,850
                                               ------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 1.0%
  1,805,000   American Tower Corp.,
                6.25%, 10/15/09..............     1,823,050
  1,030,000   Nextel Communications,
                6.00%, 06/01/11..............     1,282,350
                                               ------------
                                                  3,105,400
                                               ------------
              TOTAL CONVERTIBLE BONDS
                (Cost $4,064,474)............     4,642,375
                                               ------------
              TOTAL SECURITIES
                (Cost $243,589,525)..........   259,863,869
                                               ------------
              REPURCHASE AGREEMENT -- 6.9%
 19,578,332   With Investors Bank and Trust,
                dated 12/31/03, 0.45%, due
                01/02/04, repurchase proceeds
                at maturity $19,578,821
                (Collateralized by Fannie
                Mae, 4.13%, due 02/01/33,
                with a value of $17,194,234
                and Small Business
                Administration, 3.13%, due
                09/25/26, with a value of
                $3,363,015) (Cost
                $19,578,332).................    19,578,332
                                               ------------
              Total Investments -- 98.8%
                (Cost $263,167,857)..........   279,442,201
              Assets less other
                liabilities -- 1.2%..........     3,258,573
                                               ------------
              NET ASSETS -- 100.0%...........  $282,700,774
                                               ============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $263,720,135.

The following amounts are based on cost for federal income tax purposes:

    Gross unrealized appreciation...........  $21,048,884
    Gross unrealized depreciation...........   (5,326,818)
                                              -----------
    Net unrealized appreciation.............  $15,722,066
                                              ===========

---------------

*   Non-income producing security.

(1) Represents a zero coupon bond which will convert to an interest bearing security at a later date.

(2) Bond is in default.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2003

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS -- 92.8%
              AEROSPACE AND DEFENSE -- 0.2%
    716,144   Bae Systems PLC......  $    2,154,865     BRI
                                     --------------
              AIRLINES -- 0.1%
    573,000   Japan Airlines System
                Corp. .............       1,513,524     JAP
                                     --------------
              AUTOMOBILES -- 4.1%
     43,700   Bayerische Motoren
                Werke AG...........       2,012,836     GER
    164,000   DaimlerChrysler
                AG(a)..............       7,605,559     GER
     40,000   Honda Motor Company,
                Ltd. ..............       1,777,114     JAP
    612,000   Mitsubishi Motors
                Corp.*(a)..........       1,250,961     JAP
    784,000   Nissan Motor Company,
                Ltd.(a)............       8,956,655     JAP
    127,600   Renault SA...........       8,795,843     FRA
    491,000   Suzuki Motor Corp. ..       7,268,303     JAP
    146,400   Toyota Motor Corp. ..       4,946,500     JAP
                                     --------------
                                         42,613,771
                                     --------------
              BANKS -- 11.8%
    669,990   ABN AMRO Holding
                N.V................      15,662,162     NET
    306,688   Australia & New
                Zealand Banking
                Group, Ltd. .......       4,084,576     AUS
    843,200   Banco Bilbao Vizcaya
                Argentaria SA(a)...      11,635,477     SPA
    504,600   Barclays PLC.........       4,496,341     BRI
    266,600   BNP Paribas, SA......      16,771,589     FRA
     57,238   Credit Suisse
                Group..............       2,093,453     SWI
     77,600   Deutsche Bank AG.....       6,219,541     GER
    294,000   DNB NOR ASA..........       1,958,412     NOR
    353,250   ForeningsSparbanken
                AB.................       6,953,934     SWE
    169,500   Hang Seng Bank,
                Ltd. ..............       2,227,103     HNG
    513,100   HBOS PLC.............       6,639,039     BRI
    583,600   HSBC Holdings PLC....       9,163,776     BRI
    115,900   National Australia
                Bank, Ltd.(a)......       2,614,859     AUS
     59,000   National Bank of
                Canada(a)..........       1,968,340     CDA
    434,400   Royal Bank of
                Scotland Group
                PLC................      12,787,461     BRI
     27,600   Societe Generale.....       2,434,706     FRA

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              BANKS (CONTINUED)
    400,800   Standard Chartered
                PLC................  $    6,612,394     BRI
    100,000   Svenska Handelsanken
                AB -- Class A......       2,045,075     SWE
    111,500   UBS AG...............       7,633,406     SWI
                                     --------------
                                        124,001,644
                                     --------------
              BROADCAST SERVICES/MEDIA -- 1.3%
    222,285   News Corp., Ltd. ....       2,007,693     AUS
    177,207   Singapore Press
                Holdings, Ltd. ....       1,972,329     SIN
    380,152   Vivendi Universal
                SA*................       9,231,632     FRA
                                     --------------
                                         13,211,654
                                     --------------
              CHEMICALS -- 2.3%
     31,350   L'Air Liquide SA.....       5,531,018     FRA
    108,100   Nitto Denko Corp. ...       5,751,073     JAP
    134,600   Norsk Hydro ASA......       8,289,570     NOR
        200   Norsk Hydro ASA
                (ADR)..............          12,360     NOR
     38,500   Shin-Etsu Chemical
                Company, Ltd. .....       1,573,922     JAP
    617,000   Sumitomo Chemical
                Company, Ltd. .....       2,545,399     JAP
                                     --------------
                                         23,703,342
                                     --------------
              COMMERCIAL SERVICES -- 0.2%
    338,300   Brambles Industries
                PLC................       1,231,207     BRI
    145,000   Brambles Industries,
                Ltd.(a)............         576,726     AUS
                                     --------------
                                          1,807,933
                                     --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.7%
     37,100   SAP AG...............       6,255,608     GER
     16,300   SAP AG (ADR).........         677,428     GER
                                     --------------
                                          6,933,036
                                     --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
     85,000   Canon, Inc. .........       3,958,839     JAP
    135,000   Ricoh Company,
                Ltd. ..............       2,664,971     JAP
                                     --------------
                                          6,623,810
                                     --------------
              CONSTRUCTION SERVICES AND SUPPLIES -- 2.9%
    216,200   Bouygues SA(a).......       7,552,460     FRA
    184,500   CRH PLC..............       3,785,212     IRE
    161,686   Holcim, Ltd. ........       7,527,574     SWI

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              CONSTRUCTION SERVICES AND SUPPLIES (CONTINUED)
     46,000   Rohm Company, Ltd. ..  $    5,392,570     JAP
    425,000   Sekisui House,
                Ltd. ..............       4,391,217     JAP
     78,000   Tostem Inax Holding
                Corp. .............       1,507,000     JAP
                                     --------------
                                         30,156,033
                                     --------------
              CONSUMER GOODS AND SERVICES -- 2.9%
     52,900   Hoya Corp. ..........       4,858,465     JAP
     53,000   L'Oreal SA...........       4,341,389     FRA
    253,000   Nikon Corp. .........       3,816,017     JAP
     77,000   Reckitt Benckiser
                PLC................       1,740,614     BRI
     83,950   Sony Corp.(a)........       2,906,986     JAP
    313,000   Swire Pacific,
                Ltd. -- Class A....       1,931,302     HNG
     22,400   Uni-Charm Corp. .....       1,101,811     JAP
     61,200   Unilever NV..........       3,998,892     NET
    602,600   Unilever PLC.........       5,612,070     BRI
                                     --------------
                                         30,307,546
                                     --------------
              CONTAINERS AND PACKAGING -- 0.1%
    204,400   Amcor, Ltd. .........       1,271,830     AUS
                                     --------------
              DISTRIBUTION -- 0.5%
  2,232,000   Li & Fung, Ltd. .....       3,823,986     HNG
     73,500   Wolseley PLC.........       1,038,434     BRI
                                     --------------
                                          4,862,420
                                     --------------
              DIVERSIFIED SERVICES -- 1.2%
  1,371,600   Bombardier, Inc. --
                Class B(a).........       5,802,066     CDA
    264,800   Hutchison Whampoa,
                Ltd. ..............       1,952,828     HNG
    390,000   Mitsubishi Corp. ....       4,135,150     JAP
     36,300   TUI AG(a)............         745,648     GER
                                     --------------
                                         12,635,692
                                     --------------
              ELECTRONICS -- 4.6%
     38,422   Advantest Corp. .....       3,048,227     JAP
     44,100   Epcos AG*............         986,453     GER
     62,200   Fanuc, Ltd. .........       3,727,123     JAP
     37,300   Hirose Electric
                Company, Ltd. .....       4,282,154     JAP
  1,939,000   Johnson Electric
                Holdings, Ltd. ....       2,472,768     HNG
      6,500   Keyence Corp. .......       1,370,497     JAP
    184,600   Koninklijke (Royal)
                Philips Electronics
                NV.................       5,385,452     NET

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS (CONTINUED)
     45,500   Murata Manufacturing
                Company, Ltd. .....  $    2,458,886     JAP
  1,590,000   NEC Corp. ...........      11,709,072     JAP
     58,793   Samsung Electronics
                (GDR)(a)...........      11,053,084     KOR
    190,000   Venture Corp.,
                Ltd. ..............       2,237,795     SIN
                                     --------------
                                         48,731,511
                                     --------------
              ENGINEERING -- 0.2%
  1,580,000   Singapore
                Technologies
                Engineering,
                Ltd. ..............       1,898,121     SIN
                                     --------------
              FINANCIAL SERVICES -- 2.7%
     34,300   ACOM Company,
                Ltd. ..............       1,555,889     JAP
     29,660   AIFUL Corp. .........       2,170,379     JAP
    279,000   Daiwa Securities
                Group, Inc. .......       1,898,367     JAP
    470,000   DBS Group Holdings,
                Ltd. ..............       4,068,665     SIN
     26,656   Deutsche Boerse AG...       1,461,247     GER
     46,671   Muenchener
                Rueckversicherungs-
                Gesellschaft AG....       5,596,228     GER
    458,000   Nikko Cordial
                Corp. .............       2,552,044     JAP
    251,000   Nomura Holdings,
                Inc. ..............       4,275,481     JAP
     62,080   Orix Corp. ..........       5,133,739     JAP
                                     --------------
                                         28,712,039
                                     --------------
              FOOD AND BEVERAGE -- 4.0%
    275,000   Compass Group PLC....       1,868,878     BRI
    253,900   Diageo PLC...........       3,337,449     BRI
    964,205   Foster's Group,
                Ltd. ..............       3,268,510     AUS
     39,200   Groupe Danone........       6,392,339     FRA
     61,500   Heineken Holding
                NV -- Class A......       2,102,637     NET
    297,543   Heineken NV..........      11,320,154     NET
     50,900   Koninklijke Numico
                NV*................       1,405,399     NET
     49,243   Nestle SA............      12,298,810     SWI
      1,200   Nissin Food Products
                Company, Ltd. .....          29,905     JAP
                                     --------------
                                         42,024,081
                                     --------------
              INSURANCE -- 5.0%
     60,400   Allianz AG...........       7,615,414     GER

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
     61,300   Assicurazioni
                Generali Spa.......  $    1,622,255     ITA
     44,100   Great-West Lifeco,
                Inc. ..............       1,551,736     CDA
    357,572   ING Groep NV.........       8,331,820     NET
     48,800   Manulife Financial
                Corp. .............       1,579,367     CDA
        354   Millea Holdings,
                Inc. ..............       4,625,723     JAP
    709,000   Mitsui Sumitomo
                Insurance Company,
                Ltd. ..............       5,823,409     JAP
    412,700   Prudential PLC.......       3,485,548     BRI
    349,440   QBE Insurance Group,
                Ltd.(a)............       2,790,271     AUS
    251,512   Sompo Japan
                Insurance, Inc. ...       2,068,155     JAP
    189,903   Swiss Re.............      12,816,765     SWI
                                     --------------
                                         52,310,463
                                     --------------
              INTERNET SERVICES -- 1.5%
     22,400   Softbank Corp. ......         685,757     JAP
    100,000   Thomson Corp. .......       3,625,000     CDA
    195,524   Thomson Corp. .......       7,118,761     CDA
        345   Yahoo Japan
                Corp.*(a)..........       4,636,924     JAP
                                     --------------
                                         16,066,442
                                     --------------
              LEISURE AND RECREATION -- 0.4%
     87,600   Accor SA.............       3,963,127     FRA
                                     --------------
              MANUFACTURING -- 4.5%
    409,328   ABB, Ltd.*...........       2,074,431     SWI
    375,800   Assa Abloy AB........       4,470,075     SWE
    402,524   Compagnie Financiere
                Richemont AG.......       9,662,919     SWI
    641,000   Mitsubishi Heavy
                Industries,
                Ltd. ..............       1,782,882     JAP
     21,700   NIDEC Corp.(a).......       2,071,971     JAP
     61,900   Schneider Electric
                SA.................       4,048,531     FRA
    129,000   Siemens AG(a)........      10,331,058     GER
     32,700   SMC Corp. ...........       4,071,477     JAP
    607,214   Smiths Group PLC.....       7,178,073     BRI
     78,600   Wesfarmers, Ltd. ....       1,568,456     AUS
                                     --------------
                                         47,259,873
                                     --------------

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              MEDICAL EQUIPMENT AND SUPPLIES -- 0.6%
     54,600   Essilor International
                SA CIE Generale
                D'Optique..........  $    2,821,084     FRA
    370,600   Smith & Nephew PLC...       3,110,100     BRI
                                     --------------
                                          5,931,184
                                     --------------
              METALS AND MINING -- 3.6%
     67,700   Alcan, Inc. .........       3,171,131     CDA
    428,300   Alumina, Ltd. .......       2,119,734     AUS
    102,900   Anglo American PLC...       2,221,198     BRI
  1,152,109   BHP Billiton PLC.....      10,054,906     BRI
    203,975   BHP Billiton,
                Ltd. ..............       1,873,047     AUS
     59,000   Companhia Vale do Rio
                Doce (CVRD)
                (ADR)..............       3,451,500     BRA
     65,000   Companhia Vale do Rio
                Doce (CVRD)
                (ADR)..............       3,348,150     BRA
     77,200   Inco, Ltd.*..........       3,083,582     CDA
    994,000   Nippon Steel
                Corp. .............       2,133,844     JAP
     58,500   Rio Tinto PLC........       1,614,308     BRI
    407,500   WMC Resources,
                Ltd.*..............       1,728,240     AUS
    255,000   Xstrata PLC..........       2,873,065     BRI
                                     --------------
                                         37,672,705
                                     --------------
              OIL, COAL AND GAS -- 5.2%
  1,833,900   BG Group PLC.........       9,404,674     BRI
    315,800   Eni Spa..............       5,953,649     ITA
    134,500   Repsol YPF SA........       2,620,422     SPA
    492,400   Royal Dutch Petroleum
                Company............      25,937,839     NET
     34,000   Royal Dutch Petroleum
                Company............       1,781,260     NET
    518,300   Statoil ASA(a).......       5,812,543     NOR
    112,200   Suncor Energy,
                Inc. ..............       2,819,968     CDA
                                     --------------
                                         54,330,355
                                     --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              PAPER AND FOREST PRODUCTS -- 0.8%
    408,800   Abitibi-Consolidated,
                Inc.(a)............  $    3,278,367     CDA
    189,000   Sumitomo Forestry
                Company, Ltd. .....       1,599,991     JAP
    196,000   UPM-Kymmene Oyj(a)...       3,734,627     FIN
                                     --------------
                                          8,612,985
                                     --------------
              PHARMACEUTICALS -- 10.4%
    549,728   AstraZeneca PLC......      26,805,741     BRI
    167,100   AstraZeneca PLC......       8,008,956     BRI
     40,062   AstraZeneca PLC
                (ADR)(a)...........       1,938,200     BRI
    102,200   Chugai Pharmaceutical
                Company, Ltd. .....       1,469,948     JAP
     42,500   GlaxoSmithKline PLC..         972,890     BRI
    378,971   Novartis AG..........      17,199,500     SWI
     58,800   Novo Nordisk A/S --
                Class B............       2,393,359     DEN
     58,412   Roche Holding AG.....       5,889,829     SWI
    241,000   Sankyo Company,
                Ltd. ..............       4,532,527     JAP
    411,080   Sanofi-Synthelabo
                SA.................      30,927,168     FRA
      2,747   Serono SA -- Class
                B..................       1,958,337     SWI
    256,000   Shionogi & Company,
                Ltd. ..............       4,769,236     JAP
     59,000   Yamanouchi
                Pharmaceutical
                Company, Ltd. .....       1,833,769     JAP
                                     --------------
                                        108,699,460
                                     --------------
              PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.2%
     33,000   Fuji Photo Film
                Company, Ltd. .....       1,065,708     JAP
    121,500   Konica Minolta
                Holdings, Inc. ....       1,634,138     JAP
                                     --------------
                                          2,699,846
                                     --------------
              PRINTING AND PUBLISHING -- 1.3%
    115,000   DAI Nippon Printing
                Company, Ltd. .....       1,615,410     JAP
    689,100   Pearson PLC..........       7,665,444     BRI
     57,800   Reed Elsevier NV.....         717,470     NET
    220,900   Reed Elsevier PLC....       1,845,906     BRI
     64,003   VNU NV...............       2,020,447     NET
                                     --------------
                                         13,864,677
                                     --------------

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE -- 1.7%
    362,000   Cheung Kong Holdings,
                Ltd. ..............  $    2,879,493     HNG
  2,374,000   Hang Lung Properties,
                Ltd. ..............       3,042,806     HNG
    746,000   Hong Kong Land
                Holdings, Ltd. ....       1,268,200     HNG
    660,000   Mitsubishi Estate
                Company, Ltd. .....       6,258,726     JAP
    328,000   Mitsui Fudosan
                Company, Ltd. .....       2,963,450     JAP
    183,000   Sun Hung Kai
                Properties,
                Ltd. ..............       1,514,588     HNG
                                     --------------
                                         17,927,263
                                     --------------
              RETAIL -- 1.9%
    248,000   Aeon Company, Ltd. ..       8,309,876     JAP
    321,400   Industria de Diseno
                Textil SA..........       6,520,955     SPA
     45,300   Metro AG(a)..........       1,998,047     GER
     19,500   SHIMAMURA Company,
                Ltd. ..............       1,324,995     JAP
    217,500   Woolworths, Ltd. ....       1,933,344     AUS
                                     --------------
                                         20,087,217
                                     --------------
              RETAIL: SUPERMARKETS -- 0.2%
     35,800   Carrefour SA.........       1,963,412     FRA
                                     --------------
              SEMICONDUCTORS -- 3.0%
    512,400   Arm Holdings PLC*....       1,177,543     BRI
    173,200   Infineon Technologies
                AG*................       2,352,914     GER
      2,100   NEC Electronics
                Corp.*.............         153,668     JAP
     83,200   STMicroelectronics
                NV.................       2,247,232     SWI
    100,500   STMicroelectronics
                NV.................       2,722,977     NET
  1,128,719   Taiwan Semiconductor
                Manufacturing
                Company, Ltd.
                (ADR)*.............      11,558,083     TWN
    142,900   Tokyo Electron,
                Ltd. ..............      10,856,879     JAP
                                     --------------
                                         31,069,296
                                     --------------
              TELECOMMUNICATIONS EQUIPMENT AND
                SERVICES -- 10.3%
    110,700   America Movil SA de
                CV -- Series L
                (ADR)..............       3,026,538     MEX
    219,300   BCE, Inc.(a).........       4,901,222     CDA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS EQUIPMENT AND SERVICES
                (CONTINUED)
    164,200   France Telecom SA*...  $    4,688,917     FRA
        364   Japan Telecom
                Holdings Company,
                Ltd. ..............         975,061     JAP
  1,261,400   Koninklijke (Royal)
                KPN NV*............       9,728,452     NET
    488,000   Nokia Oyj............       8,431,343     FIN
        664   NTT DoCoMo, Inc. ....       1,505,992     JAP
  7,285,000   Singapore
                Telecommunications,
                Ltd. ..............       8,408,574     SIN
    193,100   Societe Europeenne
                des Satellites
                (FDR)..............       1,946,757     LUX
     32,158   Swisscom AG..........      10,604,966     SWI
     19,900   TDC A/S(a)...........         717,378     DEN
    775,705   Telecom Italia Spa...       1,578,733     ITA
    569,560   Telefonica SA........       8,354,721     SPA
    101,800   Telefonos de Mexico
                SA de CV, Series L
                (ADR)(a)...........       3,362,454     MEX
    161,900   Telus Corp. .........       3,029,913     CDA
 15,096,140   Vodafone Group PLC...      37,392,141     BRI
                                     --------------
                                        108,653,162
                                     --------------
              TEXTILES -- 0.3%
    728,000   Toray Industries,
                Inc. ..............       3,044,092     JAP
                                     --------------
              TOYS -- 0.2%
     29,100   Nintendo Company,
                Ltd. ..............       2,716,072     JAP
                                     --------------
              TRANSPORTATION: SERVICES -- 0.3%
     84,500   TPG NV...............       1,977,462     NET
     80,000   Yamato Transport
                Company, Ltd. .....         942,318     JAP
                                     --------------
                                          2,919,780
                                     --------------
              UTILITIES: ELECTRIC -- 0.8%
    219,200   Kansai Electric Power
                Company, Inc. .....       3,842,240     JAP
    587,200   National Grid Transco
                PLC................       4,203,219     BRI
                                     --------------
                                          8,045,459
                                     --------------

  SHARES                                 VALUE        COUNTRY
  ------                             --------------   -------
              COMMON STOCKS (CONTINUED)
              UTILITIES: GAS -- 0.2%
    577,000   Centrica PLC.........  $    2,177,323     BRI
                                     --------------
              TOTAL COMMON STOCKS
                (Cost
                $836,375,631)......     973,177,045
                                     --------------
              REGULATED INVESTMENT COMPANIES -- 0.6%
  2,728,476   American Aadvantage
                Select(b)..........       2,728,476     USA
    844,678   Merrill Lynch Premier
                Institutional
                Fund(b)............         844,678     USA
  2,338,694   Merrimac Cash
                Fund -- Premium
                Class(b)...........       2,338,694     USA
                                     --------------
              TOTAL REGULATED
                INVESTMENT
                COMPANIES (Cost
                $5,911,848)........       5,911,848
                                     --------------
 PRINCIPAL
 ---------
              CONVERTIBLE BONDS -- 0.0%
              BANKS
$21,000,000   SMFG Finance, Ltd.
                2.25%, 07/11/05(c)
                (Cost $274,968)....  $      357,328     CAY
                                     --------------
              CORPORATE BONDS AND NOTES -- 0.7%
              BANKS
  1,050,000   Credit Suisse Group,
                6.00%, 12/23/05....       1,155,068     CHI
351,000,000   SMFG Finance -- 144A,
                2.25%,
                07/11/05(c)........       6,134,473     CAY
                                     --------------
              TOTAL CORPORATE BONDS
                AND NOTES (Cost
                $3,538,461)........       7,289,541
                                     --------------
  SHARES
  ------
              RIGHTS -- 0.0%
              AUTOMOTIVE EQUIPMENT
    390,900   TI Automotive,
                Ltd. -- Class A,
                zero coupon*
                (Cost $0)..........              --     BRI
                                     --------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                               VALUE        COUNTRY
 ---------                           --------------   -------
              SHORT TERM COMMERCIAL PAPER -- 0.2%
$   850,794   General Electric
                Capital Corp.,
                1.09%,
                01/09/04(b)........         850,794     USA
    779,565   General Electric
                Capital Corp.,
                1.08%,
                01/16/04(b)........         779,565     USA
                                     --------------
              TOTAL SHORT TERM
                COMMERCIAL PAPER
                (Cost
                $1,630,359)........       1,630,359
                                     --------------
              SHORT TERM CORPORATE NOTES -- 1.9%
    779,565   Bear Stearns
                Companies, Inc.,
                Floating Rate,
                1.14%(**),
                06/10/04(b)........         779,565     USA
    779,565   Bear Stearns
                Companies, Inc.,
                Floating Rate,
                1.14%(**),
                09/08/04(b)........         779,565     USA
  1,948,912   Canadian Imperial
                Bank of Commerce,
                Floating Rate,
                1.01%(**),
                11/04/04(b)........       1,948,912     USA
  1,559,129   Fleet National Bank,
                Floating Rate,
                1.00%(**),
                01/21/04(b)........       1,559,129     USA
  1,948,912   Goldman Sachs Group,
                Inc., Floating
                Rate,
                1.06%(**),
                01/05/04(b)........       1,948,912     USA
  3,118,259   Goldman Sachs Group,
                Inc., Floating
                Rate,
                1.04%(**),
                01/30/04(b)........       3,118,259     USA

 PRINCIPAL                               VALUE        COUNTRY
 ---------                           --------------   -------
              SHORT TERM CORPORATE NOTES (CONTINUED)
$ 5,067,170   Morgan Stanley,
                Floating Rate,
                1.05%(**),
                06/14/04(b)........  $    5,067,170     USA
  1,169,347   Morgan Stanley,
                Floating Rate,
                1.05%(**),
                06/21/04(b)........       1,169,347     USA
  3,897,823   Morgan Stanley,
                Floating Rate,
                1.05%(**),
                09/10/04(b)........       3,897,823     USA
                                     --------------
              TOTAL SHORT TERM
                CORPORATE NOTES
                (Cost
                $20,268,682).......      20,268,682
                                     --------------
              SHORT TERM US GOVERNMENT AGENCY
                SECURITIES -- 0.2%
              FANNIE MAE -- 0.1%
  1,552,472   1.06%, 01/02/04(b)...       1,552,472     USA
                                     --------------
              FREDDIE MAC -- 0.1%
    779,565   1.06%, 01/27/04(b)...         779,565     USA
                                     --------------
              TOTAL SHORT TERM US
                GOVERNMENT AGENCY
                SECURITIES (Cost
                $2,332,037)........       2,332,037
                                     --------------
              TIME DEPOSITS -- 4.0%
  7,143,581   Bank of Montreal,
                1.06%,
                01/15/04(b)........       7,143,581     USA
  3,118,259   Bank of Montreal,
                1.06%,
                02/17/04(b)........       3,118,259     USA
  3,897,823   Bank of Novia Scotia,
                1.08%,
                03/10/04(b)........       3,897,823     USA
  2,338,694   Citigroup, Inc.,
                1.08%,
                01/05/04(b)........       2,338,694     USA
  1,169,347   Citigroup, Inc.,
                1.09%,
                02/06/04(b)........       1,169,347     USA
  2,338,694   Credit Agricole
                Indosuez,
                0.98%,
                01/02/04(b)........       2,338,694     USA
  2,338,694   Credit Agricole
                Indosuez,
                1.08%,
                01/28/04(b)........       2,338,694     USA
  3,118,259   Den Danske Bank,
                1.08%,
                01/20/04(b)........       3,118,259     USA
  3,897,823   Royal Bank of Canada,
                1.05%,
                02/27/04(b)........       3,897,823     USA
  1,948,912   Royal Bank of
                Scotland,
                1.08%,
                01/09/04(b)........       1,948,912     USA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

 PRINCIPAL                               VALUE        COUNTRY
 ---------                           --------------   -------
              TIME DEPOSITS (CONTINUED)
$   779,565   Royal Bank of
                Scotland,
                1.08%,
                01/15/04(b)........  $      779,565     USA
  5,846,735   Royal Bank of
                Scotland,
                1.08%,
                01/20/04(b)........       5,846,735     USA
  1,948,912   Svenska
                Handlesbanken,
                1.08%,
                02/04/04(b)........       1,948,912     USA
    779,565   Toronto Dominion
                Bank,
                1.10%,
                01/08/04(b)........         779,565     USA
  1,169,347   Wells Fargo Bank,
                N.A.,
                1.04%,
                01/30/04(b)........       1,169,347     USA
                                     --------------
              TOTAL TIME DEPOSITS
                (Cost
                $41,834,210).......      41,834,210
                                     --------------
              TOTAL SECURITIES
                (Cost
                $912,166,196)......   1,052,801,050
                                     --------------

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS -- 7.5%
$ 8,575,211   With Goldman Sachs Group,
                Inc., dated 12/31/03,
                1.04%, due 01/02/04,
                repurchase proceeds at
                maturity $8,575,706
                (Collateralized by
                Archer-Daniels-Midland
                Company, 8.88%, due
                04/15/11, with a value of
                $1,792,142, Den Danske
                Bank -- 144A, 7.40%, due
                06/15/10, with a value of
                $1,759,207, Honeywell
                International, Inc., 6.88%,
                due 10/03/05, with a value
                of $2,795,270, Morgan
                Stanley, 6.75%, due
                04/15/11, with a value of
                $699,409, and Lehman
                Brothers Holdings, Inc.,
                3.50%, due 08/07/08, with a
                value of $1,700,687)(b)....  $    8,575,211

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENTS (CONTINUED)
$70,240,655   With Investors Bank and
                Trust, dated 12/31/03,
                0.45%, due 01/02/04,
                repurchase proceeds at
                maturity $70,242,411
                (Collateralized by Fannie
                Mae Adjustable Rate Mort-
                gage, 4.11%, due 05/01/33,
                with a value of $35,864,131
                and Fannie Mae Adjustable
                Rate Mortgage, 4.20%, due
                07/01/33, with a value of
                $37,888,556)...............  $   70,240,655
                                             --------------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $78,815,866).........      78,815,866
                                             --------------
              Total Investments -- 107.9%
                (Cost $990,982,062)........   1,131,616,916
              Liabilities less other
                assets -- (7.9)%...........     (82,583,020)
                                             --------------
              NET ASSETS -- 100.0%.........  $1,049,033,896
                                             ==============

The aggregate cost of securities for federal income tax purposes at December 31, 2003 is $996,861,248.

The following amount is based on cost for federal income tax purposes:

    Gross unrealized appreciation.........  $178,623,414
    Gross unrealized depreciation.........   (43,867,746)
                                            ------------
    Net unrealized appreciation...........  $134,755,668
                                            ============

---------------

*      Non-income producing security.

** Variable rate security. The rate shown was in effect at December 31, 2003.

(a)    All or part of this security is on loan.

(b) Short term security purchased with cash collateral received for securities loaned.

(c)    Principal amount shown for this debt security is denominated in Japanese
       Yen.

(ADR) American Depository Receipt.

(FDR) Foreign Depository Receipt.

(GDR) Global Depository Receipt.

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 2003

                                       PERCENT OF TOTAL
        COUNTRY COMPOSITION          INVESTMENTS AT VALUE
        -------------------          --------------------
Australia (AUS)....................           2.28%
Bermuda (BER)......................           0.11
Brazil (BRA).......................           0.60
Canada (CDA).......................           3.71
Denmark (DEN)......................           0.28
Finland (FIN)......................           1.08
France (FRA).......................           9.67
Grand Cayman (CAY).................           0.57
Germany (GER)......................           4.76
Great Britain (BRI)................          16.79
Hong Kong (HNG)....................           1.75
Ireland (IRE)......................           0.33
Italy (ITA)........................           0.81
Japan (JPN)........................          18.01
Korea (KOR)........................           0.98
Luxembourg (LUX)...................           0.17
Mexico (MEX).......................           0.57
Netherlands (NET)..................           8.43
Norway (NOR).......................           1.42
Singapore (SIN)....................           1.64
Spain (SPA)........................           2.57
Sweden (SWE).......................           1.19
Switzerland (SWI)..................           7.93
Taiwan (TWN).......................           1.02
United States (USA)................          13.33
                                            ------
TOTAL PERCENTAGE...................         100.00%
                                            ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the Series Portfolio), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of sixteen different series that are, in effect, separate investment funds: the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Mid-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Value Portfolio, the Special Equity Portfolio, the Small-Cap Growth Portfolio, the Aggressive Equity Portfolio, the High-Yield Bond Portfolio, and the International Equity Portfolio (each a Series). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series).

2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION:

     Short-term securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the Nasdaq system for unlisted national market issues, or at the last quoted bid price for securities not reported on the Nasdaq system. Bonds are valued at the mean of the last available bid and asked prices by an independent pricing service. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the last settlement price on the exchange on which they are traded. All other securities, futures, and option contracts, if necessary, will be valued at their fair value as determined by the Board of Trustees.

     Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust's calculation of net asset value for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

     B. REPURCHASE AGREEMENTS:

     Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 102% for domestic securities and 105% for international securities of the repurchase price at all times. If the value of the underlying securities falls below the value of the repurchase price, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C. FOREIGN CURRENCY TRANSLATION:

     The accounting records of each Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in foreign currencies are translated at prevailing exchange rates when accrued or incurred.

     The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on securities. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes payable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities (other than investments in securities) and foreign currency forward contracts, resulting from changes in the prevailing exchange rates.

     D. FOREIGN CURRENCY FORWARD CONTRACTS:

     Each Series, with the exception of the Money Market Series, may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized foreign exchange gain or loss. When a foreign currency forward contract is extinguished, through delivery or by entering into another offsetting foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E. OPTIONS:

     Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Transactions in options written for the year ended December 31, 2003 were as follows:

                                                            CORE BOND               BALANCED
                                                      ---------------------   --------------------
                                                      NUMBER OF               NUMBER OF
                                                      CONTRACTS   PREMIUMS    CONTRACTS   PREMIUMS
                                                      ---------   ---------   ---------   --------
Options outstanding at December 31, 2002............        --    $      --         --    $     --
Options written.....................................  9,625,592     804,149   1,050,071     92,675
Options terminated in closing purchase
  transactions......................................      (314)    (359,426)       (41)    (44,511)
Options expired.....................................        --           --         --          --
                                                      ---------   ---------   ---------   --------
Options outstanding at December 31, 2003............  9,625,278   $ 444,723   1,050,030   $ 48,164
                                                      =========   =========   =========   ========

     F. FUTURES CONTRACTS:

     Each Series may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Series intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

     Initial margin deposits made in cash upon entering into futures contracts are recognized as assets due from the broker (the Series agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the daily market value of the contract.

     Variation margin payments are received or made by each Series each day, depending upon the daily fluctuations in the fair value of the underlying instrument. Each Series recognizes an unrealized gain or loss equal to the daily variation margin. When the contract is closed, the Series records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the basis in the contract.

     Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. These contracts may involve market risk in excess of the unrealized gains or loss reflected in the Series' Statement of Assets and Liabilities.

     Open futures contracts as of December 31, 2003:

                                                                                                   VALUE AS OF      UNREALIZED
                       NUMBER OF                                       EXPIRATION     COST AT      DECEMBER 31,    APPRECIATION
SERIES                 CONTRACTS              DESCRIPTION                 DATE       TRADE DATE        2003       (DEPRECIATION)
------                 ----------   --------------------------------   ----------   ------------   ------------   --------------
Core Bond............  1950 Short   US Treasury Notes 5 Year Future    March 2004   $216,630,330   $217,668,750    $(1,038,420)
                       842 Short    US Treasury Notes 10 Year Future   March 2004     94,060,545    94,527,656        (467,111)
                         84 Long    US Long Bond Future                March 2004      9,282,286     9,182,250        (100,036)
                                                                                                                   -----------
                                                                                                                   $(1,605,567)
                                                                                                                   ===========
Balanced.............    54 Long    US Long Bond Future                March 2004   $  5,822,914   $ 5,902,875     $    79,961
                       144 Short    US Treasury Notes 5 Year Future    March 2004     16,014,981    16,074,000         (59,019)
                       148 Short    US Treasury Notes 10 Year Future   March 2004     16,384,154    16,615,312        (231,158)
                                                                                                                   -----------
                                                                                                                   $  (210,216)
                                                                                                                   ===========
Growth & Income......     8 Long    S&P 500 Future                     March 2004   $  2,191,072   $ 2,221,200     $    30,128
                                                                                                                   ===========
Special Equity.......    18 Long    Russell 2000 Future                March 2004   $  4,911,740   $ 5,014,800     $   103,060
                                                                                                                   ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     G. SHORT SALES:

     The Series, with the exception of the Money Market Series, may sell securities short. A short sale is a transaction in which the Series sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Series is obligated to replace the borrowed securities at the market price at the time of replacement. The Series' obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the custodian. In addition, the Series will consider the short sale to be a borrowing by the Series that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Series involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. During the year ended December 31, 2003, Core Bond Series and the Balanced Series had short sales.

     H. DOLLAR ROLLS:

     Each Series, with the exception of the Money Market Series, may enter into dollar rolls (principally using TBA's) in which the Series sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Series account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Series must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Series are required to purchase may decline below the agreed upon repurchase price of those securities.

     I. FEDERAL INCOME TAXES:

     It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     J. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

     All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     K. OPERATING EXPENSES:

     The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among the series based on their relative net assets, or another methodology that is appropriate based on the circumstances.

     L. OTHER:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of

                        DIVERSIFIED INVESTORS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     Transamerica Financial Life Insurance Company, Inc. (TFLIC), formerly AUSA Life Insurance Company, Inc. (AUSA), a wholly-owned subsidiary of AEGON USA, Inc. (AEGON), is an affiliate of Diversified Investment Advisors, Inc. (the Advisor). The Advisor is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON USA is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. TFLIC has sub-accounts which invest in the corresponding Series Portfolios as follows:

AUSA SUB-ACCOUNT                                              INVESTMENT IN PORTFOLIO
----------------                                              -----------------------
Money Market................................................          11.09%
High Quality Bond...........................................           17.46
Intermediate Government Bond................................           27.79
Core Bond...................................................           14.67
Balanced....................................................           36.04
Value & Income..............................................           30.31
Growth & Income.............................................           27.82
Equity Growth...............................................           23.90
Mid-Cap Value...............................................           02.50
Mid-Cap Growth..............................................           00.14
Small-Cap Value.............................................           00.03
Special Equity..............................................           27.26
Small-Cap Growth............................................           00.00
Aggressive Equity...........................................           24.32
High Yield Bond.............................................           09.68
International Equity........................................           15.48

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fees for certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a Subadvisor, collectively the Subadvisors). It is the responsibility of a Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor. Payment of fees to the Subadvisors is the responsibility of the Advisor, and is not an additional expense of a Series.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

     For its services, the Advisor receives a fee from each Series, and the Subadvisors receive a fee from the Advisor, at an annual rate equal to the percentages specified in the table below of the portion of the corresponding Series' average daily net assets which they subadvise.

                                                                             ADVISOR   SUBADVISOR
PORTFOLIO SERIES                              PORTFOLIO SUBADVISOR           FEE (%)    FEE (%)
----------------                     --------------------------------------  -------   ----------
Money Market Series................  Capital Management Group                 0.25        0.05
High Quality Bond Series...........  Merganser Capital Management             0.35            (2)
                                     Limited Partnership
Intermediate Government Bond
  Series...........................  (3)                                      0.35            (4)
Core Bond Series...................  BlackRock Advisors, Inc.                 0.35(1)         (5)
Balanced Series....................  (6)                                      0.45(1)         (7)
Value & Income Series..............  (8)                                      0.45            (9)
Growth & Income Series.............  (10)                                     0.60            (11)
Equity Growth Series...............  (12)                                     0.62            (13)
Mid-Cap Value Series...............  Cramer, Rosenthal, McGlynn, LLC          0.67(1)         (14)
Mid-Cap Growth Series..............  Dresdner RCM Global Investors, LLC       0.72(1)         (15)
Small-Cap Value Series.............  Sterling Capital Management, LLC         0.82(1)     0.50
Special Equity Series..............  (16)                                     0.80(1)         (17)
Small-Cap Growth Series............  Delaware Management Company              0.87(1)     0.50
Aggressive Equity Series...........  McKinley Capital Management, Inc.        0.97(1)         (18)
High-Yield Bond Series.............  Eaton Vance Management                   0.55(1)         (19)
International Equity Series........  Capital Guardian Trust Company           0.75            (20)

---------------

(1)  The Advisor is currently waiving a portion of its fee.

(2) 0.20% on the first $100,000,000 in average daily net assets, 0.15% on the next $100,000,000 in average daily net assets, 0.10% on the next $100,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $300,000,000.

(3) The Intermediate Government Bond Series has two subadvisors: Allegiance Investment Management, LLC and Stephens Capital Management. Effective September 15, 2003, Allegiance Investment Management, LLC and Stephens Capital Management replaced Capital Management Group.

      During the year-ended December 31, 2003 the Intermediate Government Bond Series executed $49,414,342 of purchase transactions and $8,122,795 of sales transactions through Stephen's, Inc., an affiliate of the Portfolio's subadvisor, for which no commissions were charged.

(4) From January 1, 2003 to September 14, 2003, Capital Management Group received 0.15% on all average daily net assets. From September 15, 2003 to December 31, 2003 Allegiance Investment Management, LLC received 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $30,000,000 in average daily net assets, 0.20% on the next $50,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $100,000,000. From September 15, 2003 to December 31, 2003, Stephens Capital Management received 0.10% on all average daily net assets.

(5) The market values of the fixed income securities of the Core Bond Series and Balanced Series were combined to determine the fee at the rate of 0.12% on the first $1,000,000,000 in average daily net assets and 0.05% on all average daily net assets in excess of $1,000,000,000.

(6) The Balanced Series has two subadvisors: Aeltus Investment Management, Inc. and BlackRock Advisors, Inc. for equity and fixed income securities, respectively.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(7) Aeltus Investment Management, Inc. received 0.20% on the first $200,000,000 in average daily net assets, 0.15% on the next $300,000,000 in average daily net assets, 0.125% on the next $500,000,000 in average daily net assets, and 0.10% on all average daily net assets in excess of $1,000,000,000. Black Rock Advisors, Inc. received 0.12% on the first $1,000,000,000 in average daily net assets, and 0.05% on all average daily net assets in excess of $1,000,000,000 on the combined market values of the fixed income securities of the Core Bond Series and Balanced Series.

(8) The Value & Income Series has two subadvisors: Alliance Capital Management LP and AllianceBernstein. Effective May 28, 2003, Alliance Capital Management LP replaced Asset Management Group.

     During the year ended December 31, 2003, the Value & Income Series executed trades through AllianceBernstein, an affiliate of Alliance Capital Management and AllianceBernstein. Commissions paid for such transactions amounted to $1,610,982.

(9) For the period January 1, 2003 to May 27, 2003, Asset Management Group received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000. For the period May 28, 2003 to December 31, 2003, Alliance Capital Management LP received 0.27% on the first $300,000,000 in average daily net assets, 0.15% on the next $700,000,000 in average daily net assets, and 0.12% on the next $1,000,000,000 in average daily net assets, and 0.11% on all average daily net assets in excess of $2,000,000,000. AllianceBernstein received 0.27% on the first $300,000,000 in average daily net assets, 0.16% on the next $700,000,000 in average daily net assets, and 0.13% on all average daily net assets in excess of $1,000,000,000.

(10) The Growth & Income Series has two subadvisors: Aeltus Investment Management, Inc. and Credit Suisse Asset Management LLC.

(11) Aeltus Investment Management, Inc. received 0.15% on the first $300,000,000 in average daily net assets, 0.125% on the next $700,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $1,000,000,000. Credit Suisse Asset Management received 0.30% on the first $100,000,000 in average daily net assets, 0.20% on the next $200,000,000 in average daily net assets, 0.15% on the next $200,000,000 in average daily net assets and 0.10% on all average daily net assets in excess of $500,000,000.

(12) The Equity Growth Series has three subadvisors, Ark Asset Management Company, Inc., Marsico Capital Management LLC, and Dresdner RCM Global Investors LLC.

      During the year-ended December 31, 2003 the Equity Growth Series executed $27,264 of sales transactions through Bank of America International, an affiliate of the Portfolio's subadvisor, for which no commissions were charged.

(13) Dresdner RCM Global Investors LLC received 0.22% on the first $700,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $700,000,000. Ark Asset Management received 0.20% of average daily net assets. Marsico Capital Management LLC received 0.30% on the first $1,000,000,000 in average daily net assets, 0.25% on the next $1,000,000,000 in average daily net assets, and 0.27% on all average daily net assets in excess of $2,000,000,000.

(14) 0.70% on the first $25,000,000 in average daily net assets, 0.40% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, 0.25% on the next $200,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $300,000,000.

(15) 0.82% on the first $25,000,000 in average daily net assets, 0.46% on the next $25,000,000 in average daily net assets, 0.35% on the next $50,000,000 in average daily net assets, and 0.23% on all average daily net assets in excess of $100,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)


(16) The Special Equity Series has five subadvisors: Wellington Management Company LLP; Westport Asset Management, Inc.; Robertson, Stephens; Seneca Capital Management, LLC; and INVESCO, Inc.

(17) Wellington Management Company, LLC received 0.45% on the first $200,000,000 of average daily net assets, and 0.375% on average daily net assets in excess of $200,000,000. Westport Asset Management, Inc. received 0.50% of average daily net assets. Robertson, Stephens received 0.50% on the first $100,000,000 in average daily net assets, and 0.40% on all average daily net assets in excess of $100,000,000. Seneca Capital Management, LLC received 0.43% on the first $200,000,000 in average daily net assets, and 0.33% on all average daily net assets in excess of $200,000,000. INVESCO, Inc. received 0.55% on the first $100,000,000 in average daily net assets, 0.45% on the next $100,000,000 in average daily net assets, 0.30% on the next $100,000,000 in average daily net assets and 0.20% on all average daily net assets in excess of $300,000,000.

(18) 0.45% on the first $100,000,000 in average daily net assets, 0.35% on the next $200,000,000 in average daily net assets, and 0.25% on all average daily net assets in excess of $300,000,000.

(19) 0.35% on the first $20,000,000 in average daily net assets, 0.25% on the next $20,000,000 in average daily net assets, 0.20% on the next $85,000,000 in average daily net assets, and 0.15% on all average daily net assets in excess of $125,000,000.

(20) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% on the next $200,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000. The following fee discount will be applied on the total eligible equity, convertible and balanced assets managed: Assets between $500,000,000 and $750,000,000 have a 5% fee reduction; assets between $750,000,000 and $1,000,000,000 have a 7.5% fee reduction and assets above $1,000,000,000 have a 10% fee reduction.

     For the year ended December 31, 2003, the Advisor has voluntarily undertaken to waive fees to the extent the expenses of a Series exceeds the following expense caps (as a proportion of average daily net assets):

FUND                                                               EXPENSE CAP
----                                                          ----------------------
Money Market Series.........................................  30 basis points (b.p.)
High Quality Bond Series....................................         40 b.p.
Intermediate Government Bond Series.........................         40 b.p.
Core Bond Series............................................         40 b.p.
Balanced Series.............................................         50 b.p.
Value & Income Series.......................................         50 b.p.
Growth & Income Series......................................         65 b.p.
Equity Growth Series........................................         65 b.p.
Mid-Cap Value Series........................................         70 b.p.
Mid-Cap Growth Series.......................................         75 b.p.
Small-Cap Value Series......................................         85 b.p.
Special Equity Series.......................................         85 b.p.
Small-Cap Growth Series.....................................         90 b.p.
Aggressive Equity Series....................................         100 b.p.
High-Yield Bond Series......................................         60 b.p.
International Equity Series.................................         90 b.p.

     Certain trustees and officers of the Series Portfolio and of the funds that invest in the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the non-

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)

independent trustees so affiliated receive compensation for services as trustees of the Series Portfolio or the funds that invest in the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration earned by non-affiliated trustees of the Series Portfolio from the Series Portfolio for the year ended December 31, 2003, amounted to $48,863.

4. SECURITIES LENDING

     All Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least 102% of the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

     Each Series receives compensation, net of related expenses, for lending its securities which is reported on the Statements of Operations. The reported compensation includes interest income on short term investments purchased with cash collateral received. At December 31, 2003, the Series loaned securities having market values as follows:

                                                                             CASH COLLATERAL
                                                              MARKET VALUE      RECEIVED
                                                              ------------   ---------------
High Quality Bond Series....................................  $ 30,383,029    $ 31,159,620
Intermediate Government Bond Series.........................    51,666,236      53,416,536
Core Bond Series............................................   155,854,884     160,419,929
Balanced Series.............................................    28,596,977      29,454,439
Value & Income Series.......................................   147,679,746     151,980,023
Growth & Income Series......................................    56,942,432      59,141,095
Equity Growth Series........................................    72,942,209      75,729,565
Mid-Cap Value Series........................................    35,197,759      36,445,993
Mid-Cap Growth Series.......................................    28,028,598      29,139,322
Small-Cap Value Series......................................     8,120,070       8,553,351
Special Equity Series.......................................   161,555,759     170,584,121
Small-Cap Growth Series.....................................    13,173,828      13,953,530
Aggressive Equity Series....................................    84,692,547      88,458,027
International Equity Series.................................    76,680,492      80,552,348

                        DIVERSIFIED INVESTORS PORTFOLIOS

5. PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 2003, were as follows:

                                                                    COST OF          PROCEEDS
                                                                   PURCHASES        FROM SALES
                                                                ---------------   ---------------
High Quality Bond Series..............  Government Obligations  $    83,500,064   $    35,429,222
                                        Other                       356,825,207       220,467,137
Intermediate Government Bond Series...  Government Obligations      990,297,309       945,795,725
                                        Other                        49,922,833        93,602,335
Core Bond Series......................  Government Obligations   10,932,895,068    10,717,416,435
                                        Other                       943,480,662       675,083,376
Balanced Series.......................  Government Obligations    1,174,759,298     1,169,386,802
                                        Other                       320,214,764       316,066,148
Value & Income Series.................  Other                     1,445,556,647     1,199,993,213
Growth & Income Series................  Other                       951,827,127       883,153,593
Equity Growth Series..................  Other                     1,366,817,628       904,290,161
Mid-Cap Value Series..................  Other                       279,620,651       163,985,481
Mid-Cap Growth Series.................  Other                       183,506,116        92,589,482
Small-Cap Value Series................  Other                        80,329,377        19,620,670
Special Equity Series.................  Other                     1,066,748,487     1,229,169,474
Small-Cap Growth Series...............  Other                        83,606,598        35,504,702
Aggressive Equity Series..............  Other                       541,330,918       564,632,157
High Yield Bond Series................  Other                       324,780,378       304,500,327
International Equity Series...........  Other                       274,707,549       174,414,386

6. CONTINGENT LIABILITY

     On December 12, 2003, the Series Portfolio received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J. P. Morgan Securities, Inc., et al. The Complaint names as defendants two Portfolios, believed to be the Intermediate Government Bond Portfolio and the Value & Income Portfolio (the "Subject Portfolios"), and alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code"). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Intermediate Government Bond Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sales by the Value & Income Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. It should be noted, however, that the Complaint has grouped the above-referenced sales with certain other sales of Notes, totaling approximately $16.6 million, allegedly made on the same date, and seeks to hold the Subject Portfolios and the sellers of such other Notes jointly and severally liable for the aggregate amount of these transfers. The Subject Portfolios have filed a motion to dismiss all counts of the Complaint. As of February 24, 2004, no ruling has been made. The Series Portfolio and its counsel are in the process of investigating the factual background of the allegations in the Complaint, defenses to the allegations in the Complaint and whether third parties might be partially or wholly liable to the Subject Portfolios for any loss sustained in connection with the Complaint. The Subject Portfolios are currently unable to predict whether Enron will prevail, in

                        DIVERSIFIED INVESTORS PORTFOLIOS

6. CONTINGENT LIABILITY (CONTINUED)

whole or in part; in its claims against the Subject Portfolios and whether, in such event, any third party might be liable to the Subject Portfolios.

7. GENERAL INDEMNIFICATION

     In the normal course of business, the Series enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Series' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Series that have not yet occurred. However, based on experience, the Series expects the risk of loss to be remote.

8. FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 2003, the Core Bond Series, the Balanced Series, Equity Growth Series, and the International Equity Series had entered into foreign currency forward contracts which contractually obligate each Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                                                                                          NET UNREALIZED
                                    FOREIGN      IN EXCHANGE   SETTLEMENT                 APPRECIATION/
                                    CURRENCY         FOR          DATE         VALUE      (DEPRECIATION)
                                  ------------   -----------   ----------   -----------   --------------
CORE BOND
PURCHASE CONTRACTS:
Canadian Dollar.................     7,091,592   $ 5,407,237    01/12/04    $ 5,481,649    $     74,412
Euro............................     6,029,000     7,008,713    01/08/04      7,596,614         587,901
Euro............................    11,199,370    13,054,434    01/08/04     14,111,344       1,056,910
Great British Pound.............    12,037,724    20,054,848    01/15/04     21,509,437       1,454,589
                                                                                           ------------
TOTAL...........................                                                           $  3,173,812
                                                                                           ============
SALE CONTRACTS:
Canadian Dollar.................    16,908,502   $12,562,037    01/12/04    $13,069,911    $   (507,874)
Canadian Dollar.................     3,137,790     2,386,152    01/12/04      2,425,444         (39,292)
Canadian Dollar.................     8,618,700     6,554,144    01/12/04      6,662,071        (107,927)
Canadian Dollar.................     4,037,225     3,103,170    01/12/04      3,120,688         (17,518)
Euro............................    54,294,119    62,981,178    01/08/04     68,411,255      (5,430,077)
Euro............................    16,392,516    19,039,908    01/08/04     20,654,772      (1,614,864)
Euro............................    15,339,638    18,254,169    01/08/04     19,328,132      (1,073,963)
Euro............................    55,099,314    67,729,178    01/08/04     69,425,811      (1,696,633)
Great British Pound.............    12,037,724    20,355,791    01/15/04     21,509,437      (1,153,646)
Swedish Krona...................    91,393,271    11,832,376    01/07/04     12,711,621        (879,245)
                                                                                           ------------
TOTAL...........................                                                           $(12,521,039)
                                                                                           ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

8. FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)


                                                                                          NET UNREALIZED
                                    FOREIGN      IN EXCHANGE   SETTLEMENT                 APPRECIATION/
                                    CURRENCY         FOR          DATE         VALUE      (DEPRECIATION)
                                  ------------   -----------   ----------   -----------   --------------
BALANCED
PURCHASE CONTRACTS:
Canadian Dollar.................       787,955   $   600,804    01/12/04    $   609,072    $      8,268
Euro............................       652,423       758,442    01/08/04        822,061          63,619
Euro............................     1,205,626     1,405,326    01/08/04      1,519,104         113,778
                                                                                           ------------
TOTAL...........................                                                           $    185,665
                                                                                           ============
SALE CONTRACTS:
Canadian Dollar.................     1,878,722   $ 1,395,782    01/12/04    $ 1,452,212    $    (56,430)
Canadian Dollar.................       948,848       721,557    01/12/04        733,439         (11,882)
Canadian Dollar.................       342,784       260,672    01/12/04        264,965          (4,293)
Canadian Dollar.................       422,193       324,515    01/12/04        326,347          (1,832)
Euro............................     5,997,991     6,957,670    01/08/04      7,557,543        (599,873)
Euro............................     2,422,045     2,883,445    01/08/04      3,051,807        (168,362)
Euro............................     2,502,118     2,978,772    01/08/04      3,152,700        (173,928)
Swedish Krona...................     6,772,401       876,800    01/07/04        941,953         (65,153)
                                                                                           ------------
TOTAL...........................                                                           $ (1,081,753)
                                                                                           ============
EQUITY GROWTH
SALE CONTRACTS:
Euro............................     5,959,263   $ 7,368,331    03/17/04    $ 7,494,969    $   (126,638)
Euro............................     5,386,849     6,647,911    03/17/04      6,775,044        (127,133)
                                                                                           ------------
TOTAL...........................                                                           $   (253,771)
                                                                                           ============
INTERNATIONAL EQUITY
PURCHASE CONTRACTS:
Swiss Franc.....................     6,020,413   $ 4,285,907    01/30/04    $ 4,869,823    $    583,916
Australian Dollar...............        43,839        32,616    01/02/04         33,024             408
Euro............................        30,092        37,627    01/02/04         37,922             295
Euro............................       529,664       662,292    01/02/04        667,483           5,191
                                                                                           ------------
TOTAL...........................                                                           $    589,810
                                                                                           ============
SALE CONTRACTS:
Swiss Franc.....................     6,020,413   $ 4,469,000    01/30/04    $ 4,869,823    $   (400,823)
Swiss Franc.....................     8,995,549     6,610,000    05/12/04      7,297,121        (687,121)
Japanese Yen....................   366,529,095     3,173,000    03/04/04      3,428,506        (255,506)
Canadian Dollar.................         1,733         1,336    01/02/04          1,340              (4)
Canadian Dollar.................           231           178    01/02/04            179              (1)
Euro............................       112,829       124,056    12/30/04        140,951         (16,895)
Euro............................        43,294        54,053    01/02/04         54,559            (506)
                                                                                           ------------
TOTAL...........................                                                           $ (1,360,856)
                                                                                           ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

8. FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)

FOREIGN CURRENCY CROSS CONTRACTS:

                                                                                           NET UNREALIZED
                                             SETTLEMENT      PURCHASE          SALE        APPRECIATION/
PURCHASE/SALE                                   DATE      CURRENT VALUE    CURRENT VALUE   (DEPRECIATION)
-------------                                ----------   --------------   -------------   --------------
Canadian Dollar/Japanese Yen...............   01/20/04     $ 5,779,813      $ 5,693,120      $  86,693
Great British Pound/Swiss Franc............   05/12/04       6,978,448        7,181,206       (202,758)
Japanese Yen/Swiss Franc...................   05/26/04      11,296,985       11,668,628       (371,643)
                                                                                             ---------
TOTAL......................................                                                  $(487,708)
                                                                                             =========

9. FINANCIAL HIGHLIGHTS

                                      RATIO TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                                   INVESTMENT
       FOR THE                       EXPENSES       INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR                      (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   ----------   ---------------   ---------   --------------   ------
MONEY MARKET
12/31/2003               0.28%         0.28%           1.11%          1.11%           N/A      $  799,572,598   1.11%
12/31/2002               0.28          0.28            1.70           1.70            N/A         864,772,946   1.72
12/31/2001               0.27          0.27            3.85           3.85            N/A         704,577,191   4.04
12/31/2000               0.28          0.28            6.18           6.18            N/A         492,136,376    N/A
12/31/1999               0.28          0.28            5.06           5.06            N/A         416,768,827    N/A
HIGH QUALITY BOND
12/31/2003               0.38          0.38            3.19           3.19             50%        622,748,334   2.34
12/31/2002               0.38          0.38            4.36           4.36             54         439,015,018   6.21
12/31/2001               0.38          0.38            5.74           5.74             53         330,502,956   8.26
12/31/2000               0.38          0.38            6.21           6.21             73         228,391,465    N/A
12/31/1999               0.38          0.38            5.78           5.78             56         199,906,097    N/A
INTERMEDIATE GOVERNMENT BOND
12/31/2003               0.38          0.38            2.91           2.91            392         265,519,988   1.60
12/31/2002               0.39          0.39            3.93           3.93            134         358,005,390   8.31
12/31/2001               0.38          0.38            5.25           5.25             40         260,795,117   6.83
12/31/2000               0.37          0.37            5.82           5.82             48         208,106,902    N/A
12/31/1999               0.39          0.39            5.46           5.46             25         174,804,385    N/A
CORE BOND
12/31/2003               0.39          0.39            3.52           3.52            922       1,468,787,007   4.64
12/31/2002               0.39          0.39            4.85           4.85            462         999,624,604   9.24
12/31/2001               0.38          0.38            5.32           5.32            547         761,473,139   6.97
12/31/2000               0.38          0.38            6.28           6.28            521         641,903,354    N/A
12/31/1999               0.37          0.37            5.86           5.86            307         515,721,444    N/A

---------------

*   Annualized.

(1) Commencement of Operations, April 27, 2001.

(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

9. FINANCIAL HIGHLIGHTS (CONTINUED)


                                      RATIO TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                                   INVESTMENT
       FOR THE                       EXPENSES       INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR                      (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   ----------   ---------------   ---------   --------------   ------
BALANCED
12/31/2003               0.51%         0.50%           2.15%           2.16%          377%     $  434,085,832    17.69%
12/31/2002               0.52          0.50            2.63            2.65           289         375,745,612   (10.01)
12/31/2001               0.49          0.49            2.82            2.82           312         497,836,597    (5.27)
12/31/2000               0.49          0.49            2.93            2.93           286         512,675,482      N/A
12/31/1999               0.52          0.50            2.46            2.48           256         525,583,903      N/A
VALUE & INCOME
12/31/2003               0.47          0.47            1.91            1.91            70       2,198,085,735    26.52
12/31/2002               0.48          0.48            1.97            1.97            31       1,553,159,805   (15.25)
12/31/2001               0.48          0.48            2.07            2.07            32       1,653,702,046    (1.98)
12/31/2000               0.46          0.46            2.23            2.23            76       1,530,760,024      N/A
12/31/1999               0.46          0.46            1.75            1.75            43       1,414,634,230      N/A
GROWTH & INCOME
12/31/2003               0.63          0.63            1.02            1.02           100       1,063,389,332    24.16
12/31/2002               0.66          0.65            0.77            0.78           115         799,621,503   (22.57)
12/31/2001               0.63          0.63            0.50            0.50           153         968,765,767   (22.31)
12/31/2000               0.62          0.62            0.07            0.07            80       1,172,093,970      N/A
12/31/1999               0.62          0.62            0.07            0.07            86       1,242,236,443      N/A
EQUITY GROWTH
12/31/2003               0.65          0.65            0.34            0.34            61       1,975,636,700    26.48
12/31/2002               0.65          0.65            0.22            0.22            75       1,146,889,083   (23.60)
12/31/2001               0.64          0.64            0.09            0.09            63       1,230,944,333   (20.22)
12/31/2000               0.64          0.64            0.05            0.05            97       1,226,091,994      N/A
12/31/1999               0.64          0.64            0.12            0.12            44       1,266,869,154      N/A
MID-CAP VALUE
12/31/2003               0.75          0.70            0.51            0.56           156         216,193,119    41.63
12/31/2002               1.02          0.70            0.20            0.52           156          47,629,380   (15.09)
12/31/2001(1)            1.91*         0.70*          (0.48)*          0.73*           87          13,632,294     8.28
MID-CAP GROWTH
12/31/2003               0.81          0.75           (0.37)          (0.31)          100         165,747,874    26.91
12/31/2002               0.96          0.75           (0.62)          (0.41)          138          44,270,757   (25.29)
12/31/2001(1)            1.93*         0.75*          (1.50)*         (0.32)*          63          15,562,948   (13.27)
SMALL-CAP VALUE
12/31/2003               0.94          0.85            1.19            1.28            40         100,887,458    41.10
12/31/2002(2)            1.39*         0.85*          (0.17)*          0.37*           26          17,920,226   (21.90)

                        DIVERSIFIED INVESTORS PORTFOLIOS

9. FINANCIAL HIGHLIGHTS (CONTINUED)


                                      RATIO TO AVERAGE NET ASSETS
                       ---------------------------------------------------------
                                                                   INVESTMENT
       FOR THE                       EXPENSES       INVESTMENT    INCOME (LOSS)                 NET ASSETS,
     PERIOD/YEAR                      (NET OF         INCOME         (NET OF       PORTFOLIO       END OF       TOTAL
        ENDED          EXPENSES   REIMBURSEMENTS)     (LOSS)     REIMBURSEMENTS)   TURNOVER     PERIOD/YEAR     RETURN
     -----------       --------   ---------------   ----------   ---------------   ---------   --------------   ------
SPECIAL EQUITY
12/31/2003               0.85%         0.85%          (0.02)%         (0.02)%         103%     $1,270,601,125    43.96%
12/31/2002               0.84          0.84            0.05            0.05           109       1,005,958,858   (24.33)
12/31/2001               0.83          0.83           (0.02)          (0.02)           88       1,323,223,840    (3.09)
12/31/2000               0.82          0.82            0.10            0.10            77       1,311,523,517      N/A
12/31/1999               0.84          0.84            0.13            0.13           171       1,171,034,281      N/A
SMALL-CAP GROWTH
12/31/2003               1.02          0.90           (0.29)          (0.17)           81          83,589,643    39.31
12/31/2002(2)            1.48*         0.90*          (1.03)*         (0.45)*          68          16,521,455   (15.98)
AGGRESSIVE EQUITY
12/31/2003               1.01          1.00           (0.61)          (0.60)          165         371,333,010    28.12
12/31/2002               1.01          1.00           (0.60)          (0.59)           87         312,299,599   (26.56)
12/31/2001               1.00          1.00           (0.72)          (0.72)           98         372,579,133   (31.15)
12/31/2000               0.98          0.98           (0.62)          (0.62)           62         435,760,615      N/A
12/31/1999               1.01          1.00           (0.47)          (0.46)          132         259,974,422      N/A
HIGH YIELD BOND
12/31/2003               0.61          0.60            9.07            9.08           136         282,700,774    27.91
12/31/2002               0.61          0.60            9.15            9.16            95         208,085,535     2.19
12/31/2001               0.59          0.59            9.41            9.41            90         174,019,465     5.15
12/31/2000               0.65          0.60            9.17            9.22           105         139,986,593      N/A
12/31/1999               0.61          0.60            8.45            8.46           145         124,990,408      N/A
INTERNATIONAL EQUITY
12/31/2003               0.86          0.86            1.11            1.11            23       1,049,033,896    33.52
12/31/2002               0.87          0.87            0.83            0.83            25         656,888,348   (16.90)
12/31/2001               0.88          0.88            0.67            0.67            28         632,888,725   (18.57)
12/31/2000               0.84          0.84            0.77            0.77            46         650,534,093      N/A
12/31/1999               0.86          0.86            0.74            0.74            35         592,713,641      N/A

---------------

     *   Annualized.

(1) Commencement of Operations, April 27, 2001.

(2) Commencement of Operations, April 15, 2002.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                              TRUSTEES INFORMATION
                                  (UNAUDITED)

     Each portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. The respective Trustees and officers of each Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is Four Manhattanville Road, Purchase, New York 10577. Additional information about Diversified Investors Portfolios' Trustees may be found in Diversified Investors Portfolios' Statement of Additional Information, which is available without charge upon request by calling 1-800-755-5801.

OFFICERS AND INTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   ----------------------------------
Joseph P. Carusone, 38.................   Treasurer since 2001     Vice President and Director,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, Assistant
                                                                   Vice President and Assistant
                                                                   Treasurer, The Bank of New York.

Robert F. Colby, 48....................   Secretary since 1993     Senior Vice President and General
                                                                   Counsel, Diversified Investment
                                                                   Advisors, Inc.; Vice President,
                                                                   Diversified Investors Securities
                                                                   Corp.; Vice President and
                                                                   Assistant Secretary, of AUSA Life
                                                                   Insurance Company, Inc.

John F. Hughes, 62.....................   Assistant Secretary      Assistant Secretary, Vice
                                           since 1993              President and Senior Counsel,
                                                                   Diversified Investment Advisors,
                                                                   Inc.; Vice President, AUSA Life
                                                                   Insurance Company, Inc.; Assistant
                                                                   Secretary, Diversified Investors
                                                                   Securities Corp.

Peter G. Kunkel, 53....................   Trustee since 2002       Senior Vice President, Chief
                                                                   Operating Officer, Diversified
                                                                   Investment Advisors, Inc.

Suzanne Montemurro, 39.................   Assistant Treasurer      Director, Diversified Investment
                                           since 2002              Advisors, Inc.

Mark Mullin, 41........................   President since 2002     President, Chairman of the Board,
                                           Trustee since 1995      Chief Executive Officer, Vice
                                                                   President, Chief Investment
                                                                   Officer, Diversified Investment
                                                                   Advisors, Inc.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                                  (UNAUDITED)

DISINTERESTED TRUSTEES:

                                          POSITION(S), LENGTH OF      PRINCIPAL OCCUPATIONS DURING
NAME, ADDRESS AND AGE                          TIME SERVED          PAST 5 YEARS, DIRECTORSHIPS HELD
---------------------                     ----------------------   ----------------------------------
Neal M. Jewell, 69.....................   Trustee since 1993       Consultant; Independent Trustee,
355 Thornridge Drive                                               EAI Select (a registered
Stamford, CT 06903                                                 investment company)

Robert Lester Lindsay, 69..............   Trustee since 1993       Retired
2 Huguenot Center
Tenafly, NJ 07670

Eugene M. Mannella, 50.................   Trustee since 1993       Executive Vice President,
2 Orchard Neck Road                                                Investment Management Services,
Center Moriches, NY 11934                                          Inc.

Joyce Galpern Norden, 64...............   Trustee since 1993       Vice President, Institutional
505 Redleaf Road                                                   Advancement, Reconstructionist
Wynnewood, PA 19096                                                Rabbinical College

Patricia L. Sawyer, 53.................   Trustee since 1993,      President and Executive Search
Smith & Sawyer LLP                         Chairperson of Audit    Consultant, Smith & Sawyer LLC
P.O. Box 8063                              Committee since 2003
Vero Beach, FL 32963

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of MONY Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of changes in shareholder's equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the "Company") at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, the Company changed its method of accounting for intangible and long-lived assets in 2002.

PricewaterhouseCoopers LLP

New York, New York
February 4, 2004, except for matters described as subsequent events in Note 18, to which the date is March 9, 2004.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2003 AND 2002

                                                                2003        2002
                                                              ---------   ---------
                                                                 ($ IN MILLIONS)
                                      ASSETS
Investments:
  Fixed maturity securities available-for-sale, at fair
    value (Note 6)..........................................  $ 8,396.3   $ 7,828.2
  Fixed maturity securities, trading (Note 6)...............       78.3          --
  Equity securities available-for-sale, at fair value (Note
    6)......................................................      251.7       247.7
  Mortgage loans on real estate (Note 8)....................    1,782.4     1,877.4
  Policy loans..............................................    1,180.0     1,212.5
  Real estate to be disposed of.............................         --        26.8
  Real estate held for investment...........................      174.1       180.2
  Other invested assets.....................................       99.5        97.3
                                                              ---------   ---------
                                                              $11,962.3   $11,470.1
                                                              =========   =========
Cash and cash equivalents...................................      350.8       223.7
Accrued investment income...................................      204.4       204.0
Amounts due from reinsurers.................................      605.0       695.2
Deferred policy acquisition costs (Note 10).................    1,325.4     1,226.4
Other assets................................................      542.2       535.9
Separate account assets.....................................    4,854.9     4,140.6
                                                              ---------   ---------
      Total assets..........................................  $19,845.0   $18,495.9
                                                              =========   =========

                       LIABILITIES AND SHAREHOLDERS' EQUITY
Future policy benefits......................................  $ 8,041.5   $ 7,949.9
Policyholders' account balances.............................    3,265.8     2,779.7
Other policyholders' liabilities............................      268.0       289.2
Amounts due to reinsurers...................................       71.7        67.7
Accounts payable and other liabilities......................      768.6       735.8
Long term debt (Note 16)....................................      216.9       216.9
Current federal income taxes payable........................      142.4       106.1
Deferred federal income taxes...............................      179.2       239.1
Separate account liabilities................................    4,851.9     4,137.6
                                                              ---------   ---------
      Total liabilities.....................................  $17,806.0   $16,522.0
                                                              =========   =========
Commitments and contingencies (Note 18)
  Common stock, $1.00 par value; 2.5 million shares
    authorized; 2.5 million shares issued and outstanding at
    December 31, 2003 and 2002, respectively................        2.5         2.5
Capital in excess of par....................................    1,796.7     1,753.6
Retained earnings...........................................      169.0       137.8
Accumulated other comprehensive income......................       70.8        80.0
                                                              ---------   ---------
      Total shareholders' equity............................    2,039.0     1,973.9
                                                              ---------   ---------
      Total liabilities and shareholders' equity............  $19,845.0   $18,495.9
                                                              =========   =========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                                                2003       2002       2001
                                                              --------   --------   --------
                                                                     ($ IN MILLIONS)
REVENUES:
Premiums....................................................  $  705.2   $  690.4   $  695.3
Universal life and investment-type product policy fees......     210.9      200.5      207.2
Net investment income (Note 5)..............................     724.2      725.4      676.9
Net realized gains/(losses) on investments (Note 5).........      46.4     (151.1)     (12.3)
Group Pension Profits (Note 13).............................        --       82.3       30.7
Other income................................................     226.6      169.3      189.1
                                                              --------   --------   --------
                                                               1,913.3    1,716.8    1,786.9
                                                              --------   --------   --------
BENEFITS AND EXPENSES:
Benefits to policyholders...................................     841.5      803.1      814.7
Interest credited to policyholders' account balances........     139.4      119.3      110.5
Amortization of deferred policy acquisition costs...........     120.0      156.1      158.8
Dividends to policyholders..................................     224.3      188.0      236.6
Other operating costs and expenses..........................     517.3      459.4      519.4
                                                              --------   --------   --------
                                                               1,842.5    1,725.9    1,840.0
                                                              --------   --------   --------
Income/(loss) from continuing operations before income
  taxes.....................................................      70.8       (9.1)     (53.1)
Income tax expense/(benefit)................................      20.5       (6.0)     (19.1)
                                                              --------   --------   --------
Income/(loss) from continuing operations....................      50.3       (3.1)     (34.0)
Discontinued operations: income/(loss) from real estate to
  be disposed of, net of income tax expense/(benefit) of
  $3.1 million and ($1.4) million for the years ended
  December 31, 2003 and 2002, respectively..................       5.9       (2.5)        --
                                                              --------   --------   --------
Net income/(loss)...........................................      56.2       (5.6)     (34.0)
                                                              --------   --------   --------
Other comprehensive (loss)/income, net (Note 5).............      (9.2)      41.9       25.1
Comprehensive income/(loss).................................  $   47.0   $   36.3   $   (8.9)
                                                              ========   ========   ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                                                            ACCUMULATED
                                                     CAPITAL                   OTHER           TOTAL
                                           COMMON   IN EXCESS   RETAINED   COMPREHENSIVE   SHAREHOLDERS'
                                           STOCK     OF PAR     EARNINGS      INCOME          EQUITY
                                           ------   ---------   --------   -------------   -------------
                                                                  ($ IN MILLIONS)
BALANCE, DECEMBER 31, 2000...............   $2.5    $1,628.6     $382.4        $13.0         $2,026.5
Dividends................................                        (115.0)                       (115.0)
Comprehensive income:
  Net loss...............................                         (34.0)                        (34.0)
  Other comprehensive income:
    Unrealized gains on investments, net
      of unrealized losses,
      reclassification adjustments, and
      taxes (Note 5).....................                                       36.6             36.6
    Minimum pension liability
      adjustment.........................                                      (11.5)           (11.5)
                                                                               -----         --------
  Other comprehensive income.............                                       25.1             25.1
                                                                                             --------
Comprehensive Loss.......................                                                        (8.9)
                                            ----    --------     ------        -----         --------
BALANCE, DECEMBER 31, 2001...............   $2.5    $1,628.6     $233.4        $38.1         $1,902.6
Dividends................................                         (90.0)                        (90.0)
Capital Contribution.....................              125.0                                    125.0
Comprehensive income:
  Net loss...............................                          (5.6)                         (5.6)
  Other comprehensive income:
    Unrealized gains on investments, net
      of unrealized losses,
      reclassification adjustments, and
      taxes (Note 5).....................                                       43.8             43.8
Minimum pension liability adjustment.....                                       (1.9)            (1.9)
                                                                               -----         --------
Other Comprehensive Income...............                                       41.9             41.9
                                                                               -----         --------
Comprehensive Income.....................                                                        36.3
                                            ----    --------     ------        -----         --------
BALANCE, DECEMBER 31, 2002...............   $2.5    $1,753.6     $137.8        $80.0         $1,973.9
Unamortized restricted stock
  compensation...........................                3.1                                      3.1
Dividends................................                         (25.0)                        (25.0)
Capital Contribution.....................               40.0                                     40.0
Comprehensive income:
  Net income.............................                          56.2                          56.2
  Other comprehensive income:
    Unrealized losses on investments, net
      of unrealized gains,
      reclassification adjustments, and
      taxes (Note 5).....................                                      (10.4)           (10.4)
Minimum pension liability adjustment.....                                        1.2              1.2
                                                                               -----         --------
Other Comprehensive Loss.................                                       (9.2)            (9.2)
                                                                               -----         --------
Comprehensive income.....................                                                        47.0
                                            ----    --------     ------        -----         --------
BALANCE, DECEMBER 31, 2003...............   $2.5    $1,796.7     $169.0        $70.8         $2,039.0
                                            ====    ========     ======        =====         ========

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                 YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

                                                                2003        2002        2001
                                                              ---------   ---------   ---------
                                                                       ($ IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES (NOTE 4):
Net income/(loss)...........................................  $    56.2   $    (5.6)  $   (34.0)
Adjustments to reconcile net income/(loss) income to net
  cash provided by operating activities:
  Interest credited to policyholders' account balances......      119.7       103.1        92.0
  Universal life and investment-type product policy fee
    income..................................................     (117.2)     (112.4)     (117.8)
  Capitalization of deferred policy acquisition costs.......     (233.7)     (213.1)     (194.5)
  Amortization of deferred policy acquisition costs.........      120.0       156.1       158.8
  Provision for depreciation and amortization...............       35.7        36.5        64.9
  Provision for deferred federal income taxes...............      (44.6)       31.6        (6.4)
  Net realized losses (gains) on investments................      (46.4)      151.1        12.3
  Non-cash distributions from investments...................        5.6       (14.9)       52.9
  Change in other assets and accounts payable and other
    liabilities.............................................      110.2      (142.2)      (55.1)
  Change in future policy benefits..........................       91.6        79.9        75.5
  Change in other policyholders' liabilities................      (21.3)        8.1       (14.8)
  Change in current federal income taxes payable............       36.3        (3.0)      (12.2)
  (Income)/loss on discontinued real estate operations......       (9.0)        3.9          --
                                                              ---------   ---------   ---------
Net cash provided by operating activities...................  $   103.1   $    79.1   $    21.6
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
Sales, maturities or repayments of:
  Fixed maturity securities.................................  $ 1,864.8   $ 1,161.3   $ 1,275.7
  Equity securities.........................................       50.2        11.1        39.9
  Mortgage loans on real estate.............................      538.8       423.2       341.6
  Policy loans, net.........................................       32.6        16.4        35.7
  Other invested assets.....................................       82.3        39.3        57.9
Acquisitions of investments:
  Fixed maturity securities.................................   (2,499.4)   (1,722.7)   (1,398.0)
  Equity securities.........................................      (42.3)      (28.5)      (51.4)
  Mortgage loans on real estate.............................     (423.5)     (503.4)     (405.3)
  Property & equipment, net.................................      (24.3)      (25.5)      (41.2)
  Other invested assets.....................................      (53.8)      (18.5)     (127.5)
                                                              ---------   ---------   ---------
Net cash used in investing activities.......................  $  (474.6)  $  (647.3)  $  (272.6)
                                                              =========   =========   =========
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of debt..........................................  $      --   $      --   $    (0.1)
Proceeds of demand note payable to affiliate................         --       121.0          --
Repayment of demand note payable to affiliate...............         --      (121.0)         --
Receipts from annuity and universal life policies credited
  to policyholders' account balances........................    1,219.6     1,179.2     1,150.9
Return of policyholders' account balances on annuity
  policies and universal life policies......................     (736.0)     (727.3)     (979.3)
Capital contribution........................................       40.0       125.0          --
Dividends paid to shareholder...............................      (25.0)      (90.0)     (115.0)
Net cash provided by financing activities...................      498.6       486.9        56.5
                                                              ---------   ---------   ---------
Net increase/(decrease) in cash and cash equivalents........      127.1       (81.3)     (194.5)
Cash and cash equivalents, beginning of year................      223.7       305.0       499.5
                                                              ---------   ---------   ---------
Cash and cash equivalents, end of year......................  $   350.8   $   223.7   $   305.0
                                                              =========   =========   =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
  Income taxes..............................................  $    30.6   $   (27.5)  $     5.9
  Interest..................................................  $    19.4   $    19.4   $    19.8

          See accompanying notes to consolidated financial statements.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

     MONY Life Insurance Company ("MONY Life") and its subsidiaries (MONY Life and its subsidiaries are collectively referred to herein as the "Company"), provide life insurance, annuities, corporate-owned and bank-owned life insurance ("COLI and BOLI"), mutual funds, securities brokerage, securities trading, business and estate planning and trust services. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company's Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life, and (ii) financial advisors and account executives of the Company's securities broker dealer subsidiary. The Company's Wholesale distribution channel is comprised of (i) MONY Partners, a division of MONY Life, (ii) independent third party insurance brokerage general agencies and securities broker dealers and (iii) its corporate marketing team which markets COLI and BOLI products. For the year ended December 31, 2003, Retail distribution accounted for approximately 17.6% and 42.6% of sales of protection and accumulation products, respectively, while Wholesale distribution accounted for 82.4% and 57.4% of sales of protection and accumulation products, respectively. The Company principally sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico, and currently insures or provides other financial services to more than one million individuals.

     MONY Life's principal wholly owned direct and indirect operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management ("Enterprise"), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation ("MSC"), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life's career agency sales force as well as through a network of accounting professionals, (v) MONY Brokerage, Inc. ("MBI"), a licensed insurance broker, which principally provides MONY Life's career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their customers, (vi) MONY Consultoria e Corretagem de Seguros Ltda., a Brazilian domiciled insurance brokerage subsidiary, which principally provides insurance brokerage services to unaffiliated third party insurance companies in Brazil, (vii) MONY Bank & Trust Company of the Americas, Ltd. ("MBT"), a Cayman Islands bank and trust company, which provides investment and trust services to nationals of certain Latin American countries, and (viii) MONY Life Insurance Company of the Americas, Ltd. ("MLICA"), a Cayman Islands based insurance company, which provides life insurance and annuity products to nationals of certain Latin American countries.

     On February 27, 2002, The MONY Group Inc. ("MONY Group"), MONY Life's ultimate parent, formed MONY Holdings, LLC ("MONY Holdings") as a downstream, wholly-owned holding company of the MONY Group. MONY Group formed MONY Holdings for the purpose of issuing debt tied to the performance of the Closed Block Business within MONY Life (see Note 21). On April 30, 2002, MONY Holdings commenced its operations and through a structured financing tied to the performance of the Closed Block Business within MONY Life, issued $300.0 million of floating rate insured debt securities (the "Insured Notes") in a private placement. In addition, MONY Group, pursuant to the terms of the structured financing, transferred all of its ownership interest in MONY Life to MONY Holdings. Other than activities related to servicing the Insured Notes in accordance with the Insured Notes indenture and its ownership interest in MONY Life, MONY Holdings has no operations and engages in no other activities.

     Proceeds to MONY Holdings from the issuance of the Insured Notes, after all offering and other related expenses, were approximately $292.6 million. Of this amount, $60.0 million was deposited in a debt service coverage account (the "DSCA"), pursuant to the terms of the note indenture, to provide

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

collateral for the payment of interest and principal on the Insured Notes and the balance of approximately $232.6 million was distributed to MONY Group in the form of a dividend. The Insured Notes mature on January 21, 2017. The Insured Notes pay interest only through January 21, 2008 at which time principal payments will begin to be made pursuant to an amortization schedule. Interest on the Insured Notes is payable quarterly at an annual rate equal to three month LIBOR plus 0.55%. Concurrent with the issuance of the Insured Notes, MONY Holdings entered into an interest rate swap contract (the "Swap"), which locked in a fixed rate of interest on the Insured Notes at 6.44%. Including debt issuance costs of $7.4 million and the cost of the insurance policy (75 basis points per annum) (the "Insurance Policy"), which guarantees the scheduled principal and interest payments on the Insured Notes, the all-in cost of the indebtedness is 7.36%. See Note 22 for further information regarding the Insured Notes.

2. PROPOSED MERGER WITH AXA FINANCIAL, INC.:

     On September 17, 2003, MONY Group entered into an Agreement and Plan of Merger with AXA Financial, Inc. ("AXA Financial"), and AIMA Acquisition Co. ("AIMA"), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the "AXA Agreement"), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group's shareholders will receive $31.00 for each share of MONY Group's common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group's shareholders. A special meeting of MONY Group's shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004. See Note 18 for further information regarding the pending merger transaction.

     The Company incurred merger related expenses totaling $0.8 million for the year ended December 31, 2003 in connection with MONY Group's pending merger transaction with AXA Financial. These expenses are reflected under the caption "other operating costs and expenses" in the Company's statement of income and comprehensive income.

3. THE CLOSED BLOCK:

     On November 16, 1998, the Company, pursuant to the New York Insurance Law, established a closed block (the "Closed Block") of certain participating insurance policies (the "Closed Block in force business") as defined in its plan of demutualization (the "Plan"). In conjunction therewith, the Company allocated assets to the Closed Block that are expected to produce cash flows which, together with anticipated revenues from the Closed Block in force business, are expected to be sufficient to support the Closed Block in force business, including but not limited to the payment of claims and surrender benefits, certain expenses and taxes, and for the continuation of dividend scales in effect at the date of the Company's demutualization (assuming the experience underlying such dividend scales continues), and for appropriate adjustments in such scales if the experience changes. To determine the amount of assets to allocate to the Closed Block in order to provide sufficient funding for the aforementioned payments, the Company forecasted the expected cash flows from the Closed Block in force business and mathematically determined the cash flows that would need to be provided from assets allocated to the Closed Block to fully fund the aforementioned payments. Assets were then allocated to the Closed Block accordingly. The aforementioned forecast consists of a cash flow projection for each year over the estimated life of the policies in the Closed Block. The earnings from such expected cash flows from the Closed Block in force business and the assets allocated to the Closed Block are referred to as the "glide path earnings".

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     All the cash flows from the assets allocated to the Closed Block and the Closed Block in force business inure solely to the benefit of the owners of policies included in the Closed Block. The assets and liabilities allocated to the Closed Block at the date of its formation (November 16, 1998, which was the effective date of the Company's demutualization) were recorded in the Company's financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block is less than the carrying value of the Closed Block liabilities at the effective date of the Company's demutualization. The excess of the Closed Block liabilities over the Closed Block assets at the effective date of the Company's demutualization represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company's income over the period the policies and the contracts in the Closed Block remain in force.

     To the extent that the actual cash flows, subsequent to the effective date of the Company's demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows had been continued. Conversely, to the extent that the actual cash flows, subsequent to the effective date of the Company's demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows had been continued. Accordingly, the recognition of the estimated ultimate aggregate future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the ultimate aggregate actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company's demutualization, except in the event that the actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company's demutualization is not sufficient to pay the guaranteed benefits on the policies in the Closed Block, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

     However, because the decision to increase or decrease dividend scales is based on revised estimates as to the ultimate profitability of the Closed Block such actions will not necessarily coincide with periodic reports of the results of the Closed Block. Accordingly, actual earnings that emerge from the Closed Block may either be more or less than the expected Closed Block earnings (or "glide path earnings"). In accordance with American Institute of Certified Public Accountants ("AICPA") Statement of Position 00-3 "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts", actual Closed Block earnings in excess of expected Closed Block earnings (or the "glide path earnings") in any period are recorded as an additional liability to Closed Block policyholders (referred to as the "deferred dividend liability") because such excess earnings inure solely to the benefit of the policyholders in the Closed Block. If actual Closed Block earnings are less than expected Closed Block earnings (or the "glide path earnings") in any period the difference is charged against the balance of any existing deferred dividend liability. If the deferred dividend liability is not sufficient to absorb the difference, any such remaining amount, not absorbed, will remain in earnings for the period and an adjustment will be made to get back on the glide path when earnings emerge in future periods that are sufficient to offset such remaining accumulated difference or through a subsequent reduction in dividend scales. As of December 31, 2003 and 2002, the deferred dividend liability was $65.7 million and $33.2 million, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the in force business in the Closed Block experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, annually the New York Insurance Department requires the filing of an independent auditor's report on the operations of the Closed Block.

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and charges for the impairment of invested assets, (iv) pension costs, (v) costs associated with contingencies, (vi) litigation and restructuring charges and (vii) income taxes. Certain reclassifications have been made in the amounts presented for prior years to conform those years to the current year's presentation.

     PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements include the accounts of MONY Life and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

     VALUATION OF INVESTMENTS AND REALIZED GAINS AND LOSSES

     The Company's fixed maturity securities are classified as available-for-sale and trading and are reported at estimated fair value. The Company's equity securities are comprised of investments in common stocks and venture capital limited partnerships. The Company's investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company's investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company's percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company's ownership interest in the partnership exceeds three percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company's ownership interest is 20 percent or greater. In the unlikely event that the Company's ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company's earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company's earnings

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company's investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities available-for-sale and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. Unrealized gains and losses on fixed maturity securities classified as trading securities are reflected in current period earnings. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. Fixed maturity securities deemed to be other than temporarily impaired are analyzed to assess whether such investments should be placed on non-accrual status. A fixed maturity security would be placed on non-accrual status when management believes it will not receive all principal and interest payments according to the original terms. Any cash received on non-accrual status securities is applied against the outstanding principal. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

     Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the loan's observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans' respective interest rates.

     Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized losses on investments.

     Real estate investments meeting the following criteria are classified as "real estate to be disposed of" in the Company's consolidated balance sheet and the results therefrom are reported as "discontinued operations" in the Company's consolidated statement of income and comprehensive income as a result of the Company's adoption in 2002 of Financial Accounting Standard Board's ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"):

     - Management, having the authority to approve the action, commits the organization to a plan to sell the property;

     - The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets;

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     - An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing;

     - The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year;

     - The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and

     - Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

     Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as "to be disposed of" or fair value less estimated selling costs.

     Policy loans are carried at their unpaid principal balances.

     Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

     COLLATERALIZED FINANCING TRANSACTIONS

     Securities loaned and borrowed are accounted for as collateralized financing transactions and are recorded at the amount of cash collateral received or advanced. The fee received or paid by the Company is recorded as interest revenue or expense and is reflected in other income and other operating costs and expenses, respectively, in the consolidated statement of income and comprehensive income. The initial collateral advanced or received has a higher market value than the underlying securities. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded, as necessary.

     The Company utilizes short-term repurchase agreements as supplementary short-term financing and delivers U.S. Treasury securities as collateral for cash received. These repurchase agreements are accounted for as collateralized financings. The fee paid by the Company is recorded as interest. The Company monitors the market value of securities transferred on a daily basis, and provides additional collateral as necessary.

     RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

     Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders' account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders' account balance.

     COMMISSIONS

     The Company earns commissions from clients for execution of securities, mutual funds, and insurance transactions. Commission income and related expenses are recorded on a trade-date basis.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     DEFERRED SALES COMMISSIONS

     The Company, through Enterprise, sells Class B and C shares, which are subject to a contingent deferred sales charge ("CDSC"). At the time of sale, the Company pays commissions to brokers and dealers for sales of Enterprise Group of Funds Class B and C shares. Class B commissions paid are deferred and amortized on the lesser of six years straight-line, or the period during which related distribution and CDSC revenues are earned. The Company evaluates recoverability through ongoing estimates of future revenues from Class B shares. Class C share commissions are expensed when paid.

     DEFERRED POLICY ACQUISITION COSTS ("DPAC")

     The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new insurance business, are deferred.

     For participating traditional life policies, DPAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using discount rates that grade down from 7.22% in 2004 to 6.97% in the year 2026. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

     For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8.0%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

     The Company conducts programs from time-to-time that allow annuity contract holders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

     DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to other comprehensive income as of the balance sheet date.

     FUTURE POLICY BENEFITS AND POLICYHOLDERS' ACCOUNT BALANCES

     Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0% to 5.5%.

     Policyholders' account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.5%, 5.6% and 5.9% for the years ended December 31, 2003, 2002, and 2001, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.2%, 4.3% and 4.5% for the years ended December 31, 2003, 2002, and 2001, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     DIVIDENDS TO POLICYHOLDERS

     Dividends to policyholders reflected on the consolidated statement of income and comprehensive income is comprised of policyholder dividends payable in the current year and the change in the deferred dividend liability. Dividends payable to policyholders are determined annually by the board of directors of MONY Life. All but a de minimus amount of dividends paid to policyholders are on policies in the Closed Block. Refer to Note 3 for a more detailed explanation of policyholder dividends, as well as the deferred dividend liability. The change in the deferred dividend liability recognized in the consolidated statement of income and comprehensive income was $23.7 million, $(14.6) million and $21.2 million for the years ended December 31, 2003, 2002, and 2001, respectively.

     PARTICIPATING BUSINESS

     At December 31, 2003 and 2002, participating business, substantially all of which is in the Closed Block, represented approximately 28.7% and 34.0% of the Company's life insurance in force, and 70.2% and 73.7% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2003, 2002, and 2001, participating business represented approximately 79.0%, 82.5%, and 83.5%, respectively, of life insurance premiums.

     STOCK-BASED COMPENSATION

     FASB Statement No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), issued in October 1995, prescribes accounting and reporting standards for employee stock-based compensation plans, as well as transactions in which an entity issues equity instruments to acquire goods or services from non-employees. However, for employee stock based compensation plans, SFAS 123 permits companies, at their election, to continue to apply the accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), which was issued and effective since 1972. SFAS 123 provides no similar election with respect to transactions in which an entity issues equity instruments to acquire goods or services from non-employees. For companies electing to apply the accounting prescribed by APB 25 to their employee stock-based compensation plans, SFAS 123 requires that pro forma disclosure be made of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted. The Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the aforementioned pro forma disclosures. Based on the definition of an "employee" prescribed in the Internal Revenue Code, the Company's career financial professionals do not qualify as employees. See Note 23 for further discussion of the Company's stock based compensation plans.

     The following table reflects the effect on the Company's net income as if the accounting prescribed by SFAS 123 had been applied to the options granted to employees and outstanding as at December 31, 2003, 2002 and 2001:

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31
                                                              -----------------------
                                                              2003     2002     2001
                                                              -----   ------   ------
                                                              ($IN MILLIONS)
Net income/(loss), as reported..............................  $56.2   $ (5.6)  $(34.0)
Less: Total stock-based employee compensation determined
  under the fair value method of accounting, net of tax.....   (5.4)    (5.2)    (4.3)
                                                              -----   ------   ------
Pro forma net income/(loss).................................  $50.8   $(10.8)  $(38.3)
                                                              =====   ======   ======

     The fair value of each option outstanding is estimated using the Black-Scholes option pricing model with the following assumptions: exercise prices ranging from $20.90 to $44.25, dividend yields

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

ranging from 1.02% to 2.37%, expected volatility ranging from 23.5% to 44.4%, and a range of interest rates from 3.3% to 6.7%. The fair value of options determined using the Black-Scholes pricing model ranged from $6.30 to $18.92 per share at December 31, 2003.

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee and career financial professional options have characteristics different than those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.

     FEDERAL INCOME TAXES

     The Company files a consolidated federal income tax return with its ultimate parent, the MONY Group and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation, the parent holding company of USFL. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     REINSURANCE

     The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

     In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" requires that there be a "reasonable possibility" that the reinsurer may realize a "significant loss" from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a "reasonable possibility" as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a "significant loss", the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the "aggregate projected loss"), to an estimate of the reinsurer's investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

     The reinsurer's investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer's credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     SEPARATE ACCOUNTS

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company's consolidated statements of income and comprehensive income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues.

     CONSOLIDATED STATEMENTS OF CASH FLOWS -- NON-CASH TRANSACTIONS

     For the years ended December 31, 2003, 2002, and 2001, respectively, real estate of $0.0 million, $12.0 million, and $18.0 million was acquired in satisfaction of debt. At December 31, 2003 and 2002, the Company owned real estate acquired in satisfaction of debt of $28.2 million and $33.1 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company's partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

     NEW ACCOUNTING PRONOUNCEMENTS ADOPTED AS OF DECEMBER 31, 2003

     On January 1, 2001 the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses are reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company's use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company's results of operations or financial position.

     On January 1, 2001 the Company adopted SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125 ("SFAS 140"). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company's results of operations or financial position.

     Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company's past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company's results of operations or financial position.

     On January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. As a result of adopting this standard, the Company no longer recognizes goodwill amortization of approximately $1.3 million on an annualized basis. In addition, since the adoption of this standard, based on the Company's estimate of its reporting units, the Company has determined that none of its goodwill is impaired (see Note 24).

     On January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. SFAS 144 retains many of the same provisions as SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of ("SFAS 121"). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company's real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2003 and 2002 was $0.0 million and $26.8 million, respectively. The Company's pretax income/(loss) from real estate to be disposed of for the years ended December 31, 2003 and 2002, which is reported in the Company's consolidated statement of income and comprehensive income as a discontinued operation, was $9.0 million and $(3.9) million, respectively.

     In December 2002, the FASB issued SFAS No. 148 Accounting for Stock-Based Compensation -- Transition and Disclosure and amendment of FASB Statement No. 123 ("SFAS 148"). This Statement amends SFAS 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. The disclosure provisions for SFAS 148 were effective for interim periods beginning after December 15, 2002. The transition provisions of SFAS 148 were effective for financial statements for fiscal years ending after December 31, 2002. As of December 31, 2003, the Company has not adopted the fair value based method of accounting for stock based compensation.

     In April 2003, the FASB issued SFAS 133 Implementation Issue B36, Embedded
Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("DIG B36"). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer's receivable and ceding company's payable arising from modified coinsurance or similar arrangements. Paragraph 12(a) of SFAS 133 indicates that an embedded derivative must be separated from the host contract ("bifurcated") if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The adoption of DIG B36 did not have a material impact on the Company's results of operations and financial position.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     In May 2003, the FASB issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity's classification of the following free-standing instruments: (i) mandatory redeemable instruments, (ii) financial instruments to repurchase an entity's own equity instruments, and (iii) financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 was generally effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's results of operations and financial position.

     In October 2003, the FASB finalized the proposed FASB Staff Position 46-e Effective Date of Interpretation 46 ("FIN 46"), for Certain Interests Held by a Public Entity ("Staff Position 46-e"). Staff Position 46-e defers the latest date by which all public entities must apply SFAS Interpretation No. 46 Consolidation of Variable Interest Entities ("Interpretation 46"), to the first reporting period ending after December 15, 2003. Interpretation 46 represents an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements ("ARB 51"). ARB 51 requires that a company's consolidated financial statements include subsidiaries in which the company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as "variable interest entities") that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a company's investment in a variable interest entity requires consolidation thereof. Interpretation 46 was initially effective in January 2003 for investments made in variable interest entities after January 31, 2003 and it was effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The deferral applied to all variable interest entities and potential variable interest entities, both financial and non-financial in nature. Variable interest entities that were previously consolidated in issued financial statements under Interpretation 46 were not unconsolidated. The adoption of Interpretation 46 did not have a material impact on the Company's results of operations and financial position.

     In December 2003, the FASB issued SFAS No. 132 (revised 2003) Employers' Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132-2003"). SFAS 132-2003 improves the financial statement disclosures for defined benefit plans contained in SFAS No. 132 Employers' Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132"), which it replaces, and requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The additional disclosures include information describing the types of plan assets, investment strategy, measurement date(s), plan obligations, cash flows, and components of net periodic benefit cost recognized during interim periods. SFAS 132-2003 does not change the measurement or recognition of pension plans and other postretirement benefit plans required by SFAS 87 Employers' Accounting for Pensions, SFAS 88 Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits and SFAS 106 Employers' Accounting for Postretirement Benefits Other Than
Pensions. The disclosure provisions for SFAS 132-2003 are effective for financial statements with fiscal years ending after December 15, 2003.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     NEW ACCOUNTING PRONOUNCEMENTS NOT YET ADOPTED AS OF DECEMBER 31, 2003

     In July 2003 the American Institute of Certified Public Accountants issued Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance relating to (i) separate account presentation, (ii) accounting for an insurance enterprise's interest in separate accounts, (iii) gains and losses on the transfer of assets from the general account, (iv) liability valuation, (v) return based on a contractually referenced pool of assets or index, (vi) determining the significance of mortality and morbidity risk and classification of contracts that contain death or other insurance benefit features, (vii) accounting for contracts that contain death or other insurance benefit features, (viii) accounting for reinsurance and other similar contracts, (ix) accounting for annuitization benefits, (x) sales inducements to contract holders, and (xi) disclosures in the financial statements of an insurance enterprise regarding (a) separate account assets and liabilities, (b) the insurance enterprise's accounting policy for sales inducements, and (c) the nature of the liabilities and methods and assumptions used in estimating any contract benefits recognized in excess of the account balance. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The adoption of SOP 03-1 will result in the Company having to establish an additional liability for Guaranteed Minimum Death Benefits of approximately $0.8 million at January 1, 2004. This increase in reserves will be partially offset by a decrease in DPAC amortization due to lower profit margins as a result of the increased reserves. The adoption of SOP 03-1 is not expected to have any other material impact on the Company's results of operations and financial position.

     In December 2003, the FASB issued SFAS Interpretation No. 46-Revised Consolidation of Variable Interest Entities ("Interpretation 46R"), which incorporates a number of modifications and changes to Interpretation 46
(see -- New Accounting Pronouncements Adopted as of December 31, 2003, above). Interpretation 46R clarifies some of the requirements of Interpretation 46, eases some of its implementation problems, and adds new scope exceptions and applicability judgments. Interpretation 46R is effective for reporting periods ending after December 15, 2003 for investments in variable interest entities considered to be special-purpose entities. The implementation of Interpretation 46R for all other investments in variable interest entities is required for reporting periods ending after March 15, 2004, with early adoption permitted. The adoption of FIN 46R is not expected to have a material impact on the Company's results of operations and financial position.

5. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS/(LOSSES), AND COMPREHENSIVE INCOME:

     Net investment income for the years ended December 31, 2003, 2002, and 2001 was derived from the following sources:

                                                        2003         2002          2001
                                                       ------   ---------------   ------
                                                                ($ IN MILLIONS)
NET INVESTMENT INCOME
Fixed maturity securities............................  $498.9       $486.7        $484.4
Equity securities....................................    12.7          7.8         (33.9)
Mortgage loans.......................................   143.4        138.9         139.8
Other investments (including cash and short-term)....   104.2        126.3         132.7
                                                       ------       ------        ------
Total investment income..............................   759.2        759.7         723.0
Investment expenses..................................    35.0         34.3          46.1
                                                       ------       ------        ------
Net investment income................................  $724.2       $725.4        $676.9
                                                       ======       ======        ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     Net realized gains/(losses) on investments for the years ended December 31, 2003, 2002, and 2001 are summarized as follows:

                                                             2003     2002      2001
                                                            ------   -------   ------
                                                                 ($ IN MILLIONS)
NET REALIZED GAINS (LOSSES) ON INVESTMENTS
Fixed maturity securities.................................  $ 50.0   $ (79.5)  $ (2.6)
Equity securities.........................................    (9.1)    (38.7)    (7.8)
Mortgage loans............................................    18.6      (3.0)     9.3
Other invested assets.....................................   (13.1)    (29.9)   (11.2)
                                                            ------   -------   ------
Net realized gains/(losses) on investments................  $ 46.4   $(151.1)  $(12.3)
                                                            ======   =======   ======

5. INVESTMENT INCOME, REALIZED AND UNREALIZED INVESTMENT GAINS/(LOSSES), AND COMPREHENSIVE INCOME: (CONTINUED)

     Following is a summary of the change in unrealized investment gains/(losses), net of related deferred income taxes and the adjustment for DPAC (see Note 10), which are reflected in accumulated other comprehensive income for the periods presented. The net change in unrealized investment gains/(losses) and the change in the Company's minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2003, 2002, and 2001 as presented below:

                                                              2003     2002     2001
                                                             ------   ------   ------
                                                                 ($ IN MILLIONS)
OTHER COMPREHENSIVE INCOME
Change in unrealized gains/(losses):
Fixed maturity securities..................................  $(43.2)  $360.5   $156.7
Equity securities..........................................    14.9      2.2     (3.4)
Interest rate swap.........................................    (2.8)    12.4       --
Other......................................................     0.7       --       --
                                                             ------   ------   ------
Subtotal...................................................   (30.4)   362.7    153.3
AEGON Portfolio (See Note 13)..............................      --    (29.3)    31.0
                                                             ------   ------   ------
Subtotal...................................................   (30.4)   333.4    184.3
Effect on unrealized gains/(losses) on investments
  attributable to:
  DPAC.....................................................   (12.2)   (67.4)   (30.3)
  Deferred federal income taxes............................    15.2    (92.4)   (48.2)
Net unrealized gains/(losses) and DPAC transferred to the
  Closed Block.............................................    17.0   (129.8)   (69.2)
                                                             ------   ------   ------
Change in unrealized gains/(losses) on investments, net....   (10.4)    43.8     36.6
Minimum pension liability adjustment.......................     1.2     (1.9)   (11.5)
                                                             ------   ------   ------
Other comprehensive income/(loss)..........................  $ (9.2)  $ 41.9   $ 25.1
                                                             ======   ======   ======

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002, and 2001 to avoid double-counting in comprehensive income items that are

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

                                                         2003         2002         2001
                                                        ------   ---------------   -----
                                                                ($ IN MILLIONS)
RECLASSIFICATION ADJUSTMENTS
Unrealized gains/(losses) on investments..............  $(21.2)      $ 83.7        $34.6
Reclassification adjustment for gains included in net
  income..............................................    10.8        (39.9)         2.0
                                                        ------       ------        -----
Unrealized gains/(losses) on investments, net of
  reclassification adjustments........................  $(10.4)      $ 43.8        $36.6
                                                        ======       ======        =====

     Unrealized gains/(losses) on investments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax (benefit)/expense of $(21.6) million, $115.0 million and $43.2 million, respectively, and $9.1 million, $(71.4) million and $(32.1) million, respectively, relating to the effect of such unrealized gains/(losses) on DPAC.

     Reclassification adjustments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax expense (benefit) of $6.5 million, $(22.5) million and $5.1 million, respectively, and $(3.1) million, $4.1 million and $1.8 million, respectively, relating to the effect of such amounts on DPAC.

     FIXED MATURITY SECURITIES

     The following table presents the amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities, including amounts relating to certain invested assets held pursuant to a reinsurance arrangement whereby all the experience from such assets is passed to the reinsurer, as of December 31, 2003 and 2002.

                                                                                       GROSS
                                                               GROSS UNREALIZED     UNREALIZED
                                           AMORTIZED COST            GAINS            LOSSES       ESTIMATED FAIR VALUE
                                         -------------------   -----------------   -------------   ---------------------
                                           2003       2002      2003      2002     2003    2002      2003        2002
                                         --------   --------   -------   -------   -----   -----   ---------   ---------
                                                                         ($ IN MILLIONS)
U.S. Treasury securities and
  Obligations of U.S. Government
  agencies.............................  $1,622.6   $  847.2   $ 41.2    $ 66.7    $17.9   $ 0.2   $1,645.9    $  913.7
Collateralized mortgage obligations:
  Government agency-backed.............      95.2      169.3      1.8       8.4      0.4      --       96.6       177.7
  Non-agency backed....................       6.5       92.8      0.2       3.4       --      --        6.7        96.2
Other asset-backed securities:
  Government agency-backed.............       6.7      121.9      0.4       5.9       --      --        7.1       127.8
  Non-agency backed....................     314.8      582.1     24.2      34.7      1.5     4.6      337.5       612.2
Foreign governments....................      52.3       42.5      6.6       6.1      0.2     0.3       58.7        48.3
Utilities..............................     526.5      546.1     39.6      37.1      1.8     7.2      564.3       576.0
Corporate bonds........................   5,341.6    4,871.4    397.5     385.1     22.5    30.7    5,716.6     5,225.8
                                         --------   --------   ------    ------    -----   -----   --------    --------
    Total bonds........................   7,966.2    7,273.3    511.5     547.4     44.3    43.0    8,433.4     7,777.7
Redeemable preferred stocks............      37.0       47.0      4.2       3.5       --      --       41.2        50.5
                                         --------   --------   ------    ------    -----   -----   --------    --------
    Total..............................  $8,003.2   $7,320.3   $515.7    $550.9    $44.3   $43.0   $8,474.6    $7,828.2
                                         ========   ========   ======    ======    =====   =====   ========    ========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The carrying value of the Company's fixed maturity securities at December 31, 2003 and 2002 is net of adjustments for impairments in value deemed to be other than temporary of $113.5 million and $124.4 million, respectively.

     At December 31, 2003 and 2002, there was $23.4 million and $6.7 million, respectively, of fixed maturity securities which had been non-income producing for the twelve months preceding such dates. Interest income that would have been recognized on these fixed maturity securities was $2.8 million and $1.5 million for the years ended December 31, 2003 and 2002, respectively.

     The Company classifies fixed maturity securities which: (i) are in default as to principal or interest payments; (ii) are to be restructured pursuant to commenced negotiations; (iii) went into bankruptcy subsequent to acquisition; or
(iv) are deemed to have other than temporary impairments to value as "problem fixed maturity securities." At December 31, 2003 and 2002, the carrying value of problem fixed maturity securities held by the Company was $240.4 million and $274.7 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2003 and 2002, the carrying value of potential problem fixed maturity securities held by the Company was $4.9 million and $8.5 million, respectively. In addition, at December 31, 2003 and 2002, the Company had no fixed maturity securities which had been restructured.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2003, are as follows:

                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                 ($ IN MILLIONS)
Due in one year or less.....................................  $  265.7     $  276.4
Due after one year through five years.......................   2,139.4      2,312.7
Due after five years through ten years......................   2,998.3      3,193.6
Due after ten years.........................................   1,644.0      1,699.1
                                                              --------     --------
Subtotal....................................................   7,047.4      7,481.8
Mortgage-and asset-backed securities........................     955.8        992.8
                                                              --------     --------
     Total..................................................  $8,003.2     $8,474.6
                                                              ========     ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of fixed maturity securities during 2003, 2002, and 2001 were $1,844.2 million, $468.1 million and $479.4 million, respectively. Gross gains of $70.3 million, $35.1 million and $21.3 million and gross losses of $0.4 million, $6.6 million and $8.3 million were realized on these sales in 2003, 2002, and 2001, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     EQUITY SECURITIES

     The cost, gross unrealized gains and losses, and estimated fair value of marketable and non-marketable equity securities at December 31, 2003 and 2002 are as follows:

                                                               GROSS           GROSS
                                                            UNREALIZED      UNREALIZED        ESTIMATED
                                         AMORTIZED COST        GAINS          LOSSES         FAIR VALUE
                                         ---------------   -------------   -------------   ---------------
                                          2003     2002    2003    2002    2003    2002     2003     2002
                                         ------   ------   -----   -----   -----   -----   ------   ------
                                                                  ($ IN MILLIONS)
Marketable equity securities...........  $ 65.6   $ 59.9   $ 8.7   $ 3.3   $ 0.9   $ 2.3   $ 73.4   $ 60.9
Non-marketable equity securities.......   178.0    192.8    16.6    29.5    16.3    35.5    178.3    186.8
                                         ------   ------   -----   -----   -----   -----   ------   ------
                                         $243.6   $252.7   $25.3   $32.8   $17.2   $37.8   $251.7   $247.7
                                         ======   ======   =====   =====   =====   =====   ======   ======

     Proceeds from sales of equity securities during 2003, 2002, and 2001 were $16.9 million, $16.5 million and $31.0 million, respectively. Gross gains of $5.4 million, $2.7 million and $3.1 million and gross losses of $0.5 million, $2.8 million and $9.5 million were realized on these sales during 2003, 2002, and 2001, respectively.

7. OTHER THAN TEMPORARY IMPAIRMENTS:

     The following table presents certain information by type of investment with respect to the Company's gross unrealized losses on fixed maturity and equity securities at December 31, 2003, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position. This table excludes amounts relating to certain invested assets held pursuant to a reinsurance agreement whereby all the experience from such assets is passed to the reinsurer.

                                                                  GREATER THAN
                                        LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                       ---------------------   -------------------   ---------------------
                                        TOTAL       GROSS      TOTAL      GROSS       TOTAL       GROSS
                                        MARKET    UNREALIZED   MARKET   UNREALIZED    MARKET    UNREALIZED
                                        VALUE       LOSSES     VALUE      LOSSES      VALUE       LOSSES
                                       --------   ----------   ------   ----------   --------   ----------
                                                                 ($ IN MILLIONS)
U.S. Treasury securities and
  Obligations of U.S. Government
  Agencies...........................  $  877.7     $(17.9)    $ 0.3      $  --      $  878.0     $(17.9)
Collateralized mortgage obligations:
  Government agency-backed...........      43.0       (0.3)       --         --          43.0       (0.3)
  Non government agency-backed.......        --         --        --         --            --         --
Other asset-backed securities:
  Government agency-backed...........        --         --        --         --            --         --
  Non government agency-backed.......       1.0         --      35.1       (1.5)         36.1       (1.5)
Foreign governments..................      12.5       (0.2)       --         --          12.5       (0.2)
Utilities............................      62.4       (1.8)       --         --          62.4       (1.8)
Corporate bonds......................     628.7      (21.1)     49.0       (1.1)        677.7      (22.2)
                                       --------     ------     -----      -----      --------     ------
Total bonds..........................   1,625.5      (41.3)     81.4       (2.6)      1,709.9      (43.9)
Common stocks........................       5.7       (0.9)       --         --           5.7       (0.9)
                                       --------     ------     -----      -----      --------     ------
Total temporarily impaired
  securities.........................  $1,631.2     $(42.2)    $84.4      $(2.6)     $1,715.6     $(44.8)
                                       ========     ======     =====      =====      ========     ======

     There were 19 investment grade fixed maturity security positions that have been in an unrealized loss position for more than 12 months as of December 31, 2003. The aggregate gross pre-tax unrealized

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

loss relating to these positions was $2.6 million ($1.7 million after-tax) as of such date. Of these positions: (i) eight comprising approximately $1.8 million ($1.2 million after-tax) of the aforementioned aggregate unrealized loss, were not considered "other than temporarily impaired" principally because of the issuer's financial strength as indicated by the fact that all such securities were rated "A" or better, (ii) eight comprising approximately $0.8 million ($0.5 million after-tax) of the aforementioned unrealized loss were not considered "other than temporarily impaired" because management is of the opinion that the unrealized loss position was primarily attributable to temporary market conditions affecting the related industry sectors, as well as the fact that management's analysis of the issuer's financial strength supported the conclusion that the security was not "other than temporarily impaired", and
(iii) three positions with negligible unrealized losses were U.S. Government securities.

     There were no common stock positions that have been in an unrealized loss position for more than 12 months as at December 31, 2003.

8. MORTGAGE LOANS ON REAL ESTATE:

     Mortgage loans on real estate at December 31, 2003 and 2002 consist of the following:

                                                                2003       2002
                                                              --------   --------
                                                                ($ IN MILLIONS)
Commercial and residential mortgage loans...................  $1,452.9   $1,592.3
Agricultural mortgage loans.................................     349.5      307.8
                                                              --------   --------
Total loans.................................................   1,802.4    1,900.1
Less: valuation allowances..................................     (20.0)     (22.7)
                                                              --------   --------
Mortgage loans, net of valuation allowances.................  $1,782.4   $1,877.4
                                                              ========   ========

     An analysis of the valuation allowances for 2003, 2002, and 2001 is as follows:

                                                              2003    2002    2001
                                                              -----   -----   -----
                                                                 ($ IN MILLIONS)
Balance, beginning of year..................................  $22.7   $28.5   $32.2
Increase/(decrease) in allowance............................    0.9     0.7    (0.8)
Reduction due to paydowns, payoffs, and writeoffs...........   (3.6)   (2.1)   (0.2)
Transfers to real estate....................................     --    (4.4)   (2.7)
                                                              -----   -----   -----
Balance, end of year........................................  $20.0   $22.7   $28.5
                                                              =====   =====   =====

     Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 are as follows:

                                                               2003     2002
                                                              ------   -------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
  Loans that have valuation allowances......................  $14.3    $ 66.7
  Loans that do not have valuation allowances...............   30.2      90.3
                                                              -----    ------
     Subtotal...............................................   44.5     157.0
Valuation allowances........................................   (3.2)    (14.7)
                                                              -----    ------
Impaired mortgage loans, net of valuation allowances........  $41.3    $142.3
                                                              =====    ======

     During 2003, 2002, and 2001, the Company recognized $4.1 million, $11.3 million and $12.8 million, respectively, of interest income on impaired loans.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2003 and 2002, the carrying value of mortgage loans which were non-income producing for the twelve months preceding such dates was $0.0 million and $13.8 million, respectively. Interest income that would have been recognized on these mortgage loans was $2.2 million for the year ended December 31, 2002.

     At December 31, 2003 and 2002, the Company had restructured mortgage loans of $15.3 million and $29.8 million, respectively. Interest income of $1.3 million, $1.5 million and $4.3 million was recognized on restructured mortgage loans in 2003, 2002, and 2001, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.6 million, $4.0 million and $7.2 million in 2003, 2002, and 2001, respectively.

9. SEGMENT INFORMATION:

     The Company's business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the "run-off businesses"). These business activities represent the Company's operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

     Management considers the Company's mutual fund operations to be an integral part of the products offered by the Company's Accumulation Products segment. Accordingly, for management purposes (including performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its Accumulation Products segment.

     Of the aforementioned segments, only the Protection Products segment and the Accumulation Products segment qualify as reportable segments in accordance with SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. All of the Company's other segments are combined and reported in the Other Products segment.

     Products comprising the Protection Products segment primarily include a wide range of individual life insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life, last survivor universal life, last survivor variable universal life, group universal life and special-risk products. In addition, included in the Protection Products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction (which ceased as of December 31, 2002 -- see Note 13), as well as the Group Pension Profits derived therefrom, (ii) the Closed Block assets and liabilities, as well as the revenues and expenses relating thereto (See Notes 3 and 20), and (iii) the Company's disability income insurance products (which are 100% reinsured and no longer offered by the Company).

     The Accumulation Products segment primarily includes flexible premium variable annuities, single and flexible premium deferred annuities, single premium immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products.

     The Company's Other Products segment primarily consists of a securities broker-dealer operation, an insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company's proprietary investment products and, in addition, provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company's career agency sales

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

force with access to variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (See Note 13).

     Set forth in the table below is certain financial information with respect to the Company's reportable segments as of and for each of the years ended December 31, 2003, 2002, and 2001, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 4). The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g., items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, unless otherwise noted, all segment revenues are from external customers.

     Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment and maintain a separately calculated regulatory risk-based capital ("RBC") level for each segment. Allocations of the net investment income and net realized gains (losses) on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment.

     Amounts reported as "reconciling amounts" in the table below primarily relate to: (i) contracts issued by the MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes, (iii) charges totaling $5.8 million, $7.2 million and $56.8 million in 2003, 2002 and 2001, respectively, associated with the Company's reorganization activities (see Note 25), (iv) a $1.5 million decrease in 2002 in certain reserves established in connection with the reorganization charge recorded in 2001 (see Note 25) and (v) merger related expenses totaling $0.8 million in 2003 incurred in connection with MONY Group's pending merger transaction with AXA Financial (see Note 2).

                     SEGMENT SUMMARY FINANCIAL INFORMATION

                                                               2003(4)     2002(5)    2001(3)(6)
                                                              ---------   ---------   ----------
                                                                       ($ IN MILLIONS)
PREMIUMS:
Protection Products.........................................  $   667.9   $   662.9   $   675.5
Accumulation Products.......................................       21.2        11.6         5.3
Other Products..............................................       16.1        15.9        14.5
                                                              ---------   ---------   ---------
                                                              $   705.2   $   690.4   $   695.3
                                                              =========   =========   =========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Protection Products.........................................  $   170.4   $   152.1   $   151.6
Accumulation Products.......................................       40.6        46.8        54.7
Other Products..............................................       (0.1)        1.6         0.9
                                                              ---------   ---------   ---------
                                                              $   210.9   $   200.5   $   207.2
                                                              =========   =========   =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                               2003(4)     2002(5)    2001(3)(6)
                                                              ---------   ---------   ----------
                                                                       ($ IN MILLIONS)
NET INVESTMENT INCOME AND NET REALIZED GAINS/(LOSSES) ON
  INVESTMENTS(7)(8):
Protection Products.........................................  $   648.9   $   474.7   $   559.4
Accumulation Products.......................................      101.4        59.9        68.6
Other Products..............................................       20.1        18.9        17.9
Reconciling amounts.........................................        9.2        24.7        18.7
                                                              ---------   ---------   ---------
                                                              $   779.6   $   578.2   $   664.6
                                                              =========   =========   =========
OTHER INCOME:
Protection Products(1)......................................  $    33.6   $    84.0   $    46.8
Accumulation Products.......................................      105.7        96.1       107.4
Other Products..............................................       79.9        60.7        57.5
Reconciling amounts.........................................        7.4        10.8         8.1
                                                              ---------   ---------   ---------
                                                              $   226.6   $   251.6   $   219.8
                                                              =========   =========   =========
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS:
Protection Products.........................................  $   114.8   $   110.3   $   115.7
Accumulation Products.......................................        5.2        45.8        26.1
Reconciling amounts.........................................         --          --        17.0
                                                              ---------   ---------   ---------
                                                              $   120.0   $   156.1   $   158.8
                                                              =========   =========   =========
BENEFITS TO POLICYHOLDERS AND INTEREST CREDITED TO
  POLICYHOLDERS' ACCOUNT BALANCES:
Protection Products.........................................  $   837.6   $   794.2   $   815.1
Accumulation Products.......................................      106.0        87.9        75.4
Other Products..............................................       31.8        30.4        29.2
Reconciling amounts.........................................        5.5         9.9         5.5
                                                              ---------   ---------   ---------
                                                              $   980.9   $   922.4   $   925.2
                                                              =========   =========   =========
OTHER OPERATING COSTS AND EXPENSES:
Protection Products.........................................  $   268.7   $   226.6   $   245.5
Accumulation Products.......................................      125.1       119.4       127.2
Other Products..............................................       96.3        83.3        87.3
Reconciling amounts.........................................       27.2        30.1        59.4
                                                              ---------   ---------   ---------
                                                              $   517.3   $   459.4   $   519.4
                                                              =========   =========   =========
INCOME/(LOSS) BEFORE INCOME TAXES(7)(8):
Protection Products.........................................  $    77.6   $    57.0   $    23.1
Accumulation Products.......................................       31.4       (39.9)        5.7
Other Products..............................................      (13.1)      (17.8)      (27.3)
Reconciling amounts.........................................      (16.1)       (4.5)      (54.6)
                                                              ---------   ---------   ---------
                                                              $    79.8   $    (5.2)  $   (53.1)
                                                              =========   =========   =========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                               2003(4)     2002(5)    2001(3)(6)
                                                              ---------   ---------   ----------
                                                                       ($ IN MILLIONS)
ASSETS:
Protection Products(10).....................................  $12,956.9   $12,258.0   $16,212.9
Accumulation Products.......................................    5,235.6     4,521.8     5,077.7
Other Products..............................................      767.0       988.2     1,125.7
Reconciling amounts.........................................      885.5       727.9       994.8
                                                              ---------   ---------   ---------
                                                              $19,845.0   $18,495.9   $23,411.1
                                                              =========   =========   =========
DEFERRED POLICY ACQUISITION COSTS:
Protection Products.........................................  $ 1,153.4   $ 1,093.3   $ 1,087.0
Accumulation Products.......................................      172.0       133.1       146.8
                                                              ---------   ---------   ---------
                                                              $ 1,325.4   $ 1,226.4   $ 1,233.8
                                                              =========   =========   =========
FUTURE POLICY BENEFITS:
Protection Products.........................................  $ 7,626.3   $ 7,543.3   $ 7,467.2
Accumulation Products.......................................      207.7       188.6       173.5
Other Products..............................................      192.3       203.1       213.9
Reconciling amounts.........................................       15.2        14.9        15.4
                                                              ---------   ---------   ---------
                                                              $ 8,041.5   $ 7,949.9   $ 7,870.0
                                                              =========   =========   =========
UNEARNED PREMIUMS:
Protection Products.........................................  $    58.2   $    54.7   $    53.1
Accumulation Products.......................................         --          --          --
Other Products..............................................         --         2.6         2.8
Reconciling amounts.........................................         --          --          --
                                                              ---------   ---------   ---------
                                                              $    58.2   $    57.3   $    55.9
                                                              =========   =========   =========
POLICYHOLDERS' BALANCES AND OTHER POLICYHOLDERS'
  LIABILITIES:
Protection Products.........................................  $ 1,831.1   $ 1,629.8   $ 2,845.9
Accumulation Products.......................................    1,491.3     1,225.5       969.0
Other Products..............................................      152.4       155.7       145.3
Reconciling amounts.........................................        0.8         0.6         0.9
                                                              ---------   ---------   ---------
                                                              $ 3,475.6   $ 3,011.6   $ 3,961.1
                                                              =========   =========   =========
SEPARATE ACCOUNT LIABILITIES(2)(9):
Protection Products(10).....................................  $   826.9   $   604.6   $ 3,783.7
Accumulation Products.......................................    3,143.5     2,699.0     3,464.3
Other Products..............................................      302.3       298.1       429.7
Reconciling amounts.........................................      579.2       535.9       694.1
                                                              ---------   ---------   ---------
                                                              $ 4,851.9   $ 4,137.6   $ 8,371.8
                                                              =========   =========   =========

---------------

 (1) Includes Group Pension Profits in 2002 and 2001 (see Note 13).

 (2) Each segment includes separate account assets in an amount not less than the corresponding liability reported.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

 (3) See Note 25 for details regarding the allocation of Reorganization and Other Charges to segments.

 (4) Amounts reported as "reconciling" in 2003 primarily related to (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $5.8 million pre-tax relating to the Company's reorganization activities (see Note 25) and (iv) merger related expenses totaling $0.8 million incurred in connection with MONY Group's pending merger with AXA Financial (see Note 2).

 (5) Amounts reported as "reconciling" in 2002 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $7.2 million pre-tax relating to the Company's 2003 reorganization activities (see Note 25), and (iv) a $1.5 million decrease in certain reserves associated with the Company's 2001 reorganization charge (see Note 25).

 (6) Amounts reported as "reconciling" in 2001 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16) and (iii) charges totaling $56.8 million pre-tax relating to the Company's reorganization activities (see Note 25).

 (7) Amounts reported in 2002 include a loss of $3.9 million pre-tax from discontinued operations, of which $3.3 million, $0.4 million, and $0.2 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.

 (8) Amounts reported in 2003 include a gain of $9.0 million pre-tax from discontinued operations, of which $7.7 million, $0.9 million and $0.4 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.

 (9) Includes separate account liabilities relating to the Group Pension Transaction of $3,179.5 million as of December 31, 2001 (see Note 13).

(10) As explained in Note 13, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon USA, Inc. ("AEGON"). Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from AEGON the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet. Substantially all of the Company's revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10.0% of total consolidated revenues.

     Following is a summary of revenues by product for the years ended December 31, 2003, 2002, and 2001:

                                                              2003     2002     2001
                                                             ------   ------   ------
                                                                 ($ IN MILLIONS)
PREMIUMS:
Individual life............................................  $667.6   $662.6   $675.1
Disability income insurance................................     0.3      0.3      0.4
Group insurance............................................    16.1     15.9     14.5
Other......................................................    21.2     11.6      5.3
                                                             ------   ------   ------
     Total.................................................  $705.2   $690.4   $695.3
                                                             ======   ======   ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Universal life..............................................  $ 76.9   $ 64.8   $ 68.8
Variable universal life.....................................    84.0     78.1     73.4
Group universal life........................................     9.5      9.2      9.4
Individual variable annuities...............................    40.6     46.8     54.7
Individual fixed annuities..................................    (0.1)     1.6      0.9
                                                              ------   ------   ------
     Total..................................................  $210.9   $200.5   $207.2
                                                              ======   ======   ======

10. DEFERRED POLICY ACQUISITION COSTS:

     Policy acquisition costs deferred and amortized in 2003, 2002, and 2001 are as follows:

                                                                2003       2002       2001
                                                              --------   --------   --------
                                                                     ($ IN MILLIONS)
Balance, beginning of the year..............................  $1,226.4   $1,233.8   $1,209.7
Costs deferred during the year..............................     233.7      213.1      209.1
Amortized to expense during the year........................    (120.0)    (156.1)    (158.8)
Effect on DPAC from unrealized (gains)/losses...............     (14.7)     (64.4)     (26.2)
                                                              --------   --------   --------
Balance, end of the year....................................  $1,325.4   $1,226.4   $1,233.8
                                                              ========   ========   ========

11. PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

     PENSION PLANS

     The Company has a qualified pension plan covering substantially all of MONY Life's salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security, and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC.

     During 2002, the Company amended its Qualified Pension plan, which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $3.7 million in the plan's projected benefit obligation.

     The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, and public and private fixed maturity securities. At December 31, 2003 and 2002, $312.0 million and $304.7 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $34.0 million, $30.2 million and $27.9 million were paid by this plan for the years ended December 31, 2003, 2002 and 2001, respectively.

     MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service ("IRS") limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     POSTRETIREMENT BENEFITS

     The Company provides certain health care and life insurance benefits for retired employees and field underwriters of MONY Life. The Company amortizes its postretirement transition obligation over a period of twenty years.

     Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law. The Act introduces a prescription drug benefit under Medicare Part D as well as a Federal subsidy to employers who provide an "actuarial equivalent" prescription drug benefit to employees. The requirements under the Act are not expected to have a material impact on the Company's results of operations and financial position.

     The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company's qualified and non-qualified defined benefit pension plans and other benefits which represent the Company's postretirement benefit obligation:

                                                             PENSION BENEFITS    OTHER BENEFITS
                                                             -----------------   ---------------
                                                              2003      2002      2003     2002
                                                             -------   -------   ------   ------
                                                                       ($ IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year....................  $431.4    $411.5    $102.1   $104.7
Service cost...............................................     6.9       5.9       1.7      1.5
Interest cost..............................................    27.8      29.2       6.4      6.7
Plan amendment.............................................      --       3.7        --       --
Actuarial loss.............................................    29.5      18.0       4.4     (0.9)
Benefits paid..............................................   (44.1)    (36.9)     (7.7)    (9.9)
                                                             ------    ------    ------   ------
Benefit obligation at end of year..........................   451.5     431.4     106.9    102.1
                                                             ------    ------    ------   ------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year.............   354.9     419.5        --       --
Actual return on plan assets...............................    68.2     (32.6)       --       --
Employer contribution......................................    10.2       6.7       7.7      9.9
Benefits and expenses paid.................................   (45.7)    (38.7)     (7.7)    (9.9)
                                                             ------    ------    ------   ------
Fair value of plan assets at end of year...................   387.6     354.9        --       --
                                                             ------    ------    ------   ------
Funded status..............................................   (63.9)    (76.5)   (106.9)  (102.1)
Unrecognized actuarial loss................................   149.0     176.6      16.3     12.1
Unamortized transition obligation..........................     1.0       1.7      27.5     30.6
Unrecognized prior service cost............................     2.2       1.5      (0.6)    (0.7)
                                                             ------    ------    ------   ------
Net amount recognized......................................  $ 88.3    $103.3    $(63.7)  $(60.1)
                                                             ======    ======    ======   ======

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                             PENSION BENEFITS    OTHER BENEFITS
                                                             -----------------   ---------------
                                                              2003      2002      2003     2002
                                                             -------   -------   ------   ------
                                                                       ($ IN MILLIONS)
Amounts recognized in the statement of financial position
  consist of the following:
Prepaid benefit cost.......................................  $132.5    $151.0    $   --   $   --
Accrued benefit liability..................................   (61.1)    (66.6)    (63.7)   (60.1)
Intangible asset...........................................     1.0       1.7        --       --
Accumulated other comprehensive income.....................    15.9      17.2        --       --
                                                             ------    ------    ------   ------
Net amount recognized......................................  $ 88.3    $103.3    $(63.7)  $(60.1)
                                                             ======    ======    ======   ======

     The Company's qualified plan had assets of $387.6 million and $354.9 million at December 31, 2003 and 2002, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $385.6 million and $354.3 million at December 31, 2003 and $365.2 million and $338.9 million at December 31, 2002, respectively.

     The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $65.9 million and $61.1 million at December 31, 2003 and $68.2 million and $66.6 million at December 31, 2002, respectively.

     Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

                                                   PENSION BENEFITS           OTHER BENEFITS
                                               ------------------------   -----------------------
                                                2003     2002     2001     2003     2002    2001
                                               ------   ------   ------   ------   ------   -----
                                                                          ($ IN MILLIONS)
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost.................................  $  6.9   $  5.9   $  8.3   $ 1.7    $ 1.5    $ 1.5
Interest cost................................    27.8     29.2     30.9     6.4      6.7      7.2
Expected return on plan assets...............   (26.9)   (39.8)   (45.5)     --       --       --
Amortization of prior service cost...........    (0.3)    (0.3)    (0.8)   (0.1)    (0.1)    (0.2)
Recognized net actuarial loss/(gain).........    17.2      4.6      1.1     0.1       --       --
Amortization of transition items.............     0.3      0.3     (7.5)    3.1      3.1      3.1
                                               ------   ------   ------   -----    -----    -----
Net periodic benefit cost....................  $ 25.0   $ (0.1)  $(13.5)  $11.2    $11.2    $11.6
                                               ======   ======   ======   =====    =====    =====

                                                                PENSION       OTHERS
                                                               BENEFITS      BENEFITS
                                                              -----------   -----------
                                                              2003   2002   2003   2002
                                                              ----   ----   ----   ----
WEIGHTED-AVERAGE ASSUMPTIONS FOR THE YEAR ENDED DECEMBER 31:
Discount rate...............................................  6.1%    6.6%  6.1%   6.6%
Expected return on plan assets..............................  8.0%   10.0%   --     --
Rate of compensation increase(1)............................   --      --   5.0%   5.0%

---------------

(1) For MONY Life, no benefits bearing incentive compensation is assumed for 2003. Otherwise, benefits bearing compensation is assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others. Benefits bearing incentive compensation for the top four officers is assumed to be 50% of base salary after 2003.

    MONY Life uses a December 31 measurement date for its pension plans and other postretirement benefits.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004. The rate was assumed to decrease gradually to 6% for 2010 and remain at that level thereafter.

     PLAN ASSETS

     The Company's assumption with respect to the future return on pension plan assets, which at January 1, 2003 was determined to be 8%, is made by management after taking into consideration historic returns on such assets (generally the geometric annual rate of return over at least a ten year period), the actual mix of the pension plan's invested assets at the valuation date (which is assumed to be consistent in future periods), management's outlook for future returns on such asset types, and the long-term outlook for such returns in the marketplace. At December 31, 2003 and 2002, the fair value of the pension plan invested assets were comprised of the following:

                                                              PENSION BENEFITS
                                                              -----------------
                                                               2003      2002
                                                              -------   -------
Public common stocks........................................   61.5%     49.4%
Public and private fixed maturity securities................   29.0%     43.8%
Real estate.................................................    4.0%      4.3%
Cash and cash equivalents...................................    5.5%      2.5%
                                                              ------    ------
                                                              100.0%    100.0%
                                                              ======    ======

     The fair value of pension plan assets is determined as follows:

     - Public and Private Fixed Maturity Securities -- The estimated fair values of public fixed maturity securities are based upon quoted market prices, where available. The fair values of private fixed maturity securities or public fixed maturity securities which are not actively traded are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

     - Public common stock -- The fair values of public common stock investments are determined based on quoted market prices.

     - Real estate -- The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate, discounted at a rate commensurate with the underlying risks.

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2003 and 2002, the fair value of plan assets was $188.2 million and $165.1 million, respectively. For the years ended December 31, 2003, 2002, and 2001, the Company contributed $2.2 million, $2.8 million and $3.2 million to the plan, respectively, which amounts are reflected in "other operating costs and expenses" in the Company's consolidated statement of income and comprehensive income.

     The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation, which equaled the accumulated benefit obligation, was $61.2 million and $52.9 million as of December 31, 2003 and 2002, respectively. The non-qualified defined contribution plan's net periodic expense was $11.1 million, $(2.7) million and $(0.2) million for the years ended December 31, 2003, 2002 and 2001, respectively.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The Company also has incentive savings plans in which substantially all employees and career field underwriters of MONY Life are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters of MONY Life. The Company also sponsors several other 401(k) plans for its smaller subsidiaries which the Company considers immaterial.

12. INCOME TAXES:

     The Company files a consolidated federal income tax return with its ultimate parent, MONY Group, and its other subsidiaries, as well as the Company's life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries (see Note 4).

     Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense/(benefit) is presented below:

                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
Income tax expense/(benefit):
     Current................................................  $ 68.3   $(39.0)  $ 11.6
     Deferred...............................................   (47.8)    33.0     (7.5)
                                                              ------   ------   ------
Income tax expense/(benefit) from continuing operations.....    20.5     (6.0)   (19.1)
Discontinued operations.....................................     3.1     (1.4)      --
                                                              ------   ------   ------
       Total................................................  $ 23.6   $ (7.4)  $(19.1)
                                                              ======   ======   ======

     Federal income taxes reported in the consolidated statements of income and comprehensive income for the years ended December 31, 2003, 2002 and 2001 are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each for the years ended December 31, 2003, 2002 and 2001 are as follows:

                                                              2003    2002     2001
                                                              -----   -----   ------
                                                                 ($ IN MILLIONS)
Tax at statutory rate.......................................  $24.8   $(7.4)  $(19.1)
Dividends received deduction................................   (6.0)   (1.2)      --
Foreign loss disallowance...................................    4.3      --       --
Tax settlements/accrual adjustments.........................   (4.2)  (11.9)   (16.3)
Meals and entertainment.....................................    1.3     1.5     (0.4)
Officers' life insurance....................................   (2.5)    3.7      1.2
Other.......................................................    2.8     9.3     15.5
                                                              -----   -----   ------
Federal Income tax expense/(benefit) from continuing
  operations................................................   20.5    (6.0)   (19.1)
  Federal income tax expense/(benefit) from discontinued
     operations.............................................    3.1    (1.4)      --
                                                              -----   -----   ------
Provision for income tax expense/(benefit)..................  $23.6   $(7.4)  $(19.1)
                                                              =====   =====   ======

     MONY Group's income tax returns for years through 1993 have been examined by the IRS. No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     The components of deferred tax liabilities and assets at December 31, 2003 and 2002 are as follows:

                                                               2003     2002
                                                              ------   ------
                                                              ($ IN MILLIONS)
Deferred policy acquisition costs...........................  $334.6   $134.1
Fixed maturity securities and equity securities.............   118.0    187.5
Other, net..................................................   (11.0)    82.6
Nonlife subsidiaries........................................   (42.0)   (10.4)
                                                              ------   ------
  Total deferred tax liabilities............................   399.6    393.8
                                                              ------   ------
Reserves....................................................   122.5    133.0
Accrued expenses............................................    59.6     (8.6)
Deferred compensation and benefits..........................    28.9     25.6
Policyholder dividends......................................    35.0     (5.2)
Real estate and mortgages...................................   (25.6)     9.9
                                                              ------   ------
     Total deferred tax assets..............................   220.4    154.7
                                                              ------   ------
     Net deferred tax liability.............................  $179.2   $239.1
                                                              ======   ======

     The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets; therefore, no such valuation allowance has been established.

13. THE GROUP PENSION TRANSACTION:

     On December 31, 1993 (the "Group Pension Transaction Date"), the Company entered into an agreement (the "Agreement") with AEGON USA, Inc. ("AEGON") under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the "Group Pension Transaction"), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA"). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON entered into certain service agreements. These agreements, among other things, provided that the Company would continue to manage the transferred assets, and that AUSA would continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

     Pursuant to the Agreement, the Company agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the "Notes"). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. The Series B Notes matured on December 31, 2002 and the Series A Notes matured on April 7, 2003. The Company's investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

     In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the existing deposits on the transferred business (the "Existing Deposits"). Accordingly, the Company reflected the transferred assets and liabilities on

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

its balance sheet under separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction" until the expiration of the agreement, December 31, 2002. In addition, the Company reported in its GAAP earnings the profits from the Existing Deposits as discussed below.

     Pursuant to the Agreement, which expired on December 31, 2002, the Company received from AUSA: (i) payments on an annual basis through December 31, 2002 (the "Group Pension Payments") equal to all of the earnings from the Existing Deposits, (ii) a final payment (the "Final Value Payment") at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the "New Business Growth Payment") at December 31, 2002 based on new business growth subsequent to the Transaction Date.

     With respect to the Group Pension Payments, the annual results from the Existing Deposits were measured on a basis in accordance with the Agreement (such basis hereafter referred to as the "Earnings Formula") which was substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities were only recognized when such securities were designated with an NAIC rating of "6", and (ii) no impairment losses were recognized on mortgage loans until such loans were disposed of, or at the time and in the calculation, of the Final Value Payment. All mortgage loans had been disposed of prior to the calculation of the Final Payment.

     Earnings which emerged from the Existing Deposits pursuant to the application of the Earnings Formula were recorded in the Company's financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the "Group Pension Profits"). Losses which arose from the application of the Earnings Formula for any annual period were reflected in the Company's results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

     Operating losses reported in any annual period pursuant to the Earnings Formula were carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 would be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remained, it would be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes. As of December 31, 2002, there were no operating losses reported in any annual period during the term of the agreement, nor was the Company eligible for any New Business Growth payment.

     For the years ended December 31, 2002 and 2001, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $19.1 million and $27.4 million, respectively, and the Company recorded Group Pension Profits of $28.2 million and $30.7 million, respectively. In addition, the Company earned $12.8 million of interest income on the Notes in each of the aforementioned years. In addition, the Company recorded earnings from the Final Value Payment of $54.1 million (before expenses of approximately $6.0 million relating thereto, which are recorded in "other operating costs and expenses" in the 2002 consolidated statement of income and comprehensive income), on December 31, 2002.

     The following sets forth certain summarized financial information relating to the Group Pension Transaction for the periods indicated, including information regarding the components of revenue and expense comprising the Group Pension Profits. In accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

separate captions entitled "Assets transferred in Group Pension Transaction" and "Liabilities transferred in Group Pension Transaction". As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon, the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on the Company's balance sheet.

                                                               FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                              2003    2002    2001
                                                              -----   -----   -----
                                                                 ($ IN MILLIONS)
REVENUES:
Product policy fees.........................................  $ --    $18.3   $19.6
Net investment income.......................................    --     88.2   102.0
Net realized gains (losses) on investments(2)...............    --      0.8     1.5
                                                              -----   -----   -----
     Total revenues.........................................          107.3   123.1
BENEFITS AND EXPENSES:
Interest credited to policyholders' account balances........    --     63.5    74.8
Other operating costs and expenses..........................    --     15.6    17.6
                                                              -----   -----   -----
     Total benefits and expenses............................    --     79.1    92.4
                                                              -----   -----   -----
     Group Pension Profits..................................    --     28.2    30.7
                                                              -----   -----   -----
Final Value Payment(1)......................................    --     54.1      --
                                                              -----   -----   -----
     Total..................................................  $ --    $82.3   $30.7
                                                              -----   -----   -----

---------------

(1) Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in "other operating costs and expenses" on the Company's consolidated statement of income and comprehensive income for 2002.

(2) Includes in 2001 $2.5 million of pretax realized losses ($1.6 million after-tax) relating to the impairment of certain investments which was included in the fourth quarter 2001 Other Charges (see Note 25).

14. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair values of the Company's financial instruments approximate their carrying amounts, except for mortgage loans, long-term debt and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company's financial instruments are summarized as follows:

     FIXED MATURITY AND EQUITY SECURITIES

     The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair value of the Company's investments in common stocks is determined based on quoted market prices, where available. The fair value of the Company's investments in limited partnership interests is based on amounts reported by such partnerships to the Company.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     MORTGAGE LOANS

     The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2003 and 2002, the fair value of mortgage loans was $1,926.9 million and $2,065.5 million, respectively.

     POLICY LOANS

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

     LONG-TERM DEBT

     The fair value of long-term debt is determined based on contractual cash flows discounted at market rates. The carrying value and fair value of long-term debt at December 31, 2003 were $216.9 million and $244.3 million, respectively. The carrying value and fair value of long-term debt at December 31, 2002 were $216.9 million and $234.1 million, respectively.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The estimated fair value of assets and liabilities held in separate accounts is based on quoted market prices.

     INVESTMENT-TYPE CONTRACTS

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2003 were $1,727.4 million and $1,701.1 million, respectively. The carrying value and fair value of annuities at December 31, 2002 were $1,459.2 million and $1,439.4 million, respectively.

15. REINSURANCE:

     Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities, and reinsures approximately 50% of its block of paid-up life insurance policies.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The following table summarizes the effect of reinsurance for the years indicated:

                                                           2003      2002      2001
                                                          -------   -------   -------
                                                                ($ IN MILLIONS)
Direct premiums (includes $61.4 million, $65.0 million
  and $68.3 million of accident and health premiums for
  2003, 2002, and 2001, respectively)...................  $ 821.6   $ 801.7   $ 803.6
Reinsurance assumed.....................................      8.0       7.2       6.0
Reinsurance ceded (includes $(61.1) million, ($64.6)
  million and ($67.8) million of accident and health
  premiums for 2003, 2002, and 2001, respectively)......   (124.4)   (118.5)   (114.3)
                                                          -------   -------   -------
Net premiums............................................  $ 705.2   $ 690.4   $ 695.3
                                                          =======   =======   =======
Universal life and investment type product policy fee
  income ceded..........................................  $  38.0   $  34.5   $  27.7
                                                          =======   =======   =======
Policyholders' benefits ceded...........................  $ 150.5   $ 129.0   $ 126.4
                                                          =======   =======   =======
Interest credited to policyholders' account balances
  ceded.................................................  $   2.4   $   2.9   $   3.7
                                                          =======   =======   =======

     The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

16. LONG TERM DEBT:

     The Company's long term debt at December 31, 2003 and 2002 consists of the following:

                                                               2003     2002
                                                              ------   ------
                                                              ($ IN MILLIONS)
Surplus notes...............................................  $  1.9   $  1.9
Intercompany Surplus Notes..................................   215.0    215.0
                                                              ------   ------
     Total long term debt...................................  $216.9   $216.9
                                                              ======   ======

     SURPLUS AND SENIOR NOTES

     On January 12, 2000, the MONY Group filed a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") to register certain securities. This registration, known as a "Shelf Registration", provides the Company with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the Company to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters, as it considers necessary.

     On March 8, 2000, the MONY Group issued $300.0 million principal amount of senior notes (the "$300 million Senior Notes") pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the $300 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the MONY Group from the issuance of the $300 million Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by the MONY Group to finance

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     MONY Life's repurchase, on March 8, 2000, of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the "9.5% Notes" and the "11.25% Notes", respectively), which were previously outstanding. The balance of the net proceeds from the issuance of the Senior Notes was retained by the MONY Group for general corporate purposes. In the third quarter of 2000 and first quarter of 2001, the Company repurchased another $6.5 million and $0.1 million face amount of the 11.25% Notes, respectively, resulting in a remaining balance of $1.9 million at December 31, 2002. MONY Group's financing of MONY Life's repurchase of its 9.5% Notes and 11.25% Notes consisted of a capital contribution by MONY Group to MONY Life of $65.0 million and the purchase by MONY Group from MONY Life of two separate newly issued "intercompany" surplus notes. The intercompany surplus note issued to replace the 9.5% Notes has a par value of $115.0 million, a coupon rate of interest of 8.65%, and matures on December 31, 2012. The intercompany surplus note issued to replace the 11.25% Notes has a par value of $100.0 million, a coupon rate of interest of 8.65%, and matures on August 15, 2024. Principal on the intercompany surplus notes is payable at maturity and interest is payable semi-annually.

17. SECURITIES LENDING AND CONCENTRATION OF CREDIT RISK:

     SECURITIES LENDING RISK:

     Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2003 and 2002, securities loaned by the Company under this agreement had a fair value of approximately $405.3 million and $351.8 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis; the collateral is increased or decreased in accordance with the Company's agent agreement.

     CONCENTRATION OF CREDIT RISK:

     At December 31, 2003 and 2002, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.0% and 1.3%, respectively, of total cash and invested assets.

     The Company's fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2003 are Consumer Goods of $1,698.1 million (20.0%).

     The Company's fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2002 are Consumer Goods of $1,444.8 million (18.3%), Non-Government Asset/Mortgage Backed securities of $1,031.9 million (13.0%) and Other Manufacturing of $848.0 million (10.8%).

     The Company held below investment grade fixed maturity securities with a carrying value of $824.9 million at December 31, 2003. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2002, the carrying value of the Company's investments in below investment grade fixed maturity securities amounted to $892.7 million.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2003 and 2002 are as follows:

                                                          2003               2002
                                                    ----------------   ----------------
                                                              ($ IN MILLIONS)
GEOGRAPHIC REGION
Mountain..........................................  $  376.9    19.3%  $  392.4    18.8%
Southeast.........................................     456.6    23.3      457.2    21.9
Midwest...........................................     382.5    19.6      367.8    17.7
West..............................................     344.8    17.6      367.1    17.6
Northeast.........................................     158.1     8.1      261.9    12.6
Southwest.........................................     237.6    12.1      238.0    11.4
                                                    --------   -----   --------   -----
     Total........................................  $1,956.5   100.0%  $2,084.4   100.0%
                                                    ========   =====   ========   =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2003 are: California, $220.1 million (11.3%); Arizona, $206.3 million (10.5%); Texas, $179.0 million (9.2%); Virginia, $130.3 million (6.7%); Georgia, $111.5 million (5.7%); Washington, $96.1 million (4.9%); and, the District of Columbia, $93.2 million (4.8%).

     As of December 31, 2003 and 2002, the real estate and mortgage loan portfolio was also diversified by property type as follows:

                                                          2003               2002
                                                    ----------------   ----------------
                                                              ($ IN MILLIONS)
PROPERTY TYPE
Office buildings..................................  $  845.6    43.2%  $  924.2    44.3%
Agricultural......................................     347.9    17.8      308.3    14.8
Hotel.............................................     267.3    13.7      274.3    13.2
Retail............................................     143.7     7.3      142.9     6.9
Other.............................................     104.4     5.3      123.2     5.9
Industrial........................................     163.5     8.4      188.2     9.0
Apartment buildings...............................      84.1     4.3      123.3     5.9
                                                    --------   -----   --------   -----
     Total........................................  $1,956.5   100.0%  $2,084.4   100.0%
                                                    ========   =====   ========   =====

18. COMMITMENTS AND CONTINGENCIES:

     (i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and Illinois consumer protection statutes. On November 19, 2003, the Court in McLean entered an order granting defendants dispositive motion seeking dismissal of the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denying that motion as to the individual claims of the proposed class representatives of the putative state-wide class of Illinois purchasers only. The order is now on appeal to the United States Court of Appeals for the First Circuit.

     On October 21, 1997, the New York State Supreme Court granted MONY Life's and MLOA's motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York's General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court's decision limiting the class to New York purchasers. In addition, the New York State Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On September 25, 2002 in light of the New York Court of Appeals' decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders dated April 16, and May 6, 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in obeyance pending appeals by plaintiffs in related cases and a hearing on whether the present class, or a modified class, can satisfy the requirements of the class action statute in New York. MONY Life and MLOA have appealed from the denial of their motion for decertification, which appeal is presently pending in the Appellate Division, First Department. MONY Life and MLOA intend to defend themselves vigorously the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

     (ii) Between September 22 and October 8, 2003, ten substantially similar putative class action lawsuits were filed against MONY Group, its directors, AXA Financial and/or AIMA in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al., C.A. No. 20559-NC (Sept. 22, 2003); Belodoff v. The MONY Group Inc., et al., C.A. No. 20558-NC (Sept. 22, 2003); Brian v. The MONY Group Inc., et al., C.A. No. 20567-NC (Sept. 23,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2003); Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group Inc., et al., C.A. No. 20599-NC (Oct. 8, 2003); Cantor v. The MONY Group Inc., et al., C.A. No. 20556-NC (Sept. 22, 2003); E.M. Capital, Inc. v. The MONY Group Inc., et al., C.A. No. 20554-NC (Sept. 22, 2003); Garrett v. The MONY Group Inc., et al., C.A. No. 20577-NC (Sept. 25, 2003); Lebedda v. The MONY Group Inc., et al., C.A. No. 20590-NC (Oct. 3, 2003); Martin v. Roth, et al., C.A. No. 20555-NC (Sept. 22, 2003); and Muskal v. The MONY Group Inc., et al., C.A. No. 20557-NC (Sept. 22, 2003).

     By order dated November 4, 2003, Vice Chancellor Stephen P. Lamb, to whom the cases had been assigned, consolidated all ten actions under the caption In re The MONY Group Inc., Shareholders Litigation, Consolidated C.A. No. 20554-NC, and ordered plaintiffs to file a consolidated amended complaint. On or about November 5, 2003, plaintiffs filed a Consolidated Class Action Complaint on behalf of a putative class consisting of all MONY Group stockholders, excluding the defendants and their affiliates.

     The consolidated complaint alleges that the $31.00 cash price per share to be paid to MONY Group stockholders in connection with the proposed merger is inadequate and that MONY Group's directors breached their fiduciary duties in negotiating and approving the merger agreement by, among other things, (i) failing to maximize stockholder value, (ii) improperly diverting merger consideration from MONY Group's stockholders to MONY Group's management by amending and extending management's change-in-control agreements, (iii) failing to comply with Delaware law in determining the "fair value" of MONY Group's stock and (iv) disseminating incomplete and inaccurate information regarding the proposed merger. The consolidated amended complaint alleges that AXA Financial and AIMA aided and abetted the alleged breaches of fiduciary duty by MONY Group and its directors. The complaint seeks various forms of relief, including damages and injunctive relief that would, if granted in its entirety, prevent completion of the merger. Defendants served and filed their answers to the consolidated amended complaints on December 29, 2003.

     In addition, MONY Group, its directors and AXA Financial have been named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, et al., Civ. No. 602957-2003 (Sept. 19, 2003) and North Border Investments v. Barrett, et al., Civ. No. 602984-2003 (Sept. 22, 2003). The complaints in these actions contain allegations substantially similar to those in the original consolidated complaint in the Delaware cases, and likewise purport to assert claims against MONY Group and its directors for breach of fiduciary duty and against AXA Financial for aiding and abetting a breach of fiduciary duty. The Laufer and North Border complaints also seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. On December 29 and 30, 2003, respectively, defendants served their answers to the Laufer and North Border complaints. MONY Group has denied the material allegations of the complaints and intends to vigorously defend the actions.

     SUBSEQUENT EVENTS

     On January 16, 2004, after the filing and mailing of the definitive proxy statement on January 8, 2004, plaintiffs sought and were granted leave to further amend their complaint to include additional allegations relating to the accuracy and/or completeness of information provided by the MONY Group in such proxy statement. Thereafter, plaintiffs requested a hearing on their motion for a preliminary injunction to enjoin the stockholder vote which had been scheduled to occur at the special meeting on February 24, 2004. A hearing on plaintiffs' motion for a preliminary injunction was held on February 13, 2004. By order dated March 1, 2004, and an opinion released on February 17, 2004, Vice Chancellor Lamb granted plaintiffs' motion to the limited extent of enjoining MONY Group from proceeding with the special meeting until MONY Group provides supplemental disclosure to its stockholders relating to the amount of the benefits that the MONY Group executives would receive under the change-in-control agreements relative to the amounts received by executives in the other transactions the

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

independent directors and their advisors had considered at least ten days before the special meeting. Vice Chancellor Lamb otherwise rejected plaintiffs' arguments in support of an injunction based on the directors' purported breach of fiduciary duty, the associated aiding and abetting claims and plaintiffs' other disclosure claims.

     On March 9, 2004, plaintiffs filed a second amended complaint which included, among other things, allegations that (i) the MONY Group's board of directors decision to reschedule the special meeting and set a new record date reflects an attempt by MONY Group to manipulate the vote by disenfranchising its long-term stockholders, (ii) MONY Group selectively communicated its intent to change the record date to certain investors so as to enable them to acquire voting power prior to the public announcement of the new record date, (iii) the press release issued in connection with the board's decision to reschedule the meeting and record dates was materially false and misleading in that it failed to disclose and/or misrepresented the manipulation of the voting process and the true reason for the changing of such dates and (iv) the rescheduling of the meeting and record dates constitutes a breach of fiduciary duty by the MONY Group's defendants. The second amended complaint seeks an order directing that MONY Group reinstate the record date of January 2, 2004 or, alternatively, denying voting power with respect to MONY Group shares allegedly purchased with knowledge of the prospect of a new record date.

     (iii) On February 3, 2004, MONY Group commenced an action in the United States District Court for the Southern District of New York, entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, No. 04 Civ. 00916. MONY Group's complaint alleges, among other things, that: (i) the furnishing by defendants, in solicitation materials sent to MONY Group's stockholders, of a duplicate copy of MONY Group's proxy voting card, without first filing a proxy statement and making the requisite disclosures in connection therewith, violates the federal proxy rules; (ii) certain of defendants' solicitation materials contained false and misleading statements; and (iii) the defendants are acting as members of a "group" under Section 13(d) of the Securities Exchange Act and the rules promulgated thereunder in opposing the proposed merger, requiring the defendants to make certain securities filings and disclosures regarding their holdings, plans and intentions before engaging in a solicitation of MONY Group's stockholders.

     SUBSEQUENT EVENTS

     Based on the first of these allegations, on February 3, 2004, Judge Loretta Preska granted MONY Group's request for a temporary restraining order and prohibited defendants from enclosing any proxy voting card, including a duplicate copy of MONY Group's proxy voting card, in their solicitation materials, pending a determination on whether a preliminary injunction should be issued. By order dated February 11, 2004, Judge Richard Holwell denied MONY Group's motion for a preliminary injunction and dissolved the temporary restraining order. Later that day, MONY Group filed a notice of appeal from Judge Holwell's order and made an emergency application to the United States Court of Appeals for the Second Circuit, seeking an expedited appeal from the denial of the preliminary injunction, as well as a stay of Judge Holwell's order dissolving the temporary restraining order or a preliminary injunction pending appeal. A single judge of the Second Circuit denied MONY Group's request for a stay or injunction pending appeal, but the Court granted MONY Group's motion for an expedited appeal, which is now pending.

     On February 20, 2004 defendants Southeastern Asset Management and Longleaf Partners Small-Cap Fund served a joint answer to the complaint. Discovery in the litigation is currently proceeding with respect to MONY Group's 13(d) and proxy disclosure claims.

     (iv) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company appealed, the Company recorded a charge aggregating $13.7 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately, $6.8 million of this charge was reflected in the income statement caption entitled "net realized gains/(losses) on investments" because it represented the return of proceeds originally included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which was reflected in the income statement caption entitled "other operating costs and expenses" represented management's best estimate of the interest that the court would have required the Company to pay its former joint venture partner, as well as legal costs. In the first quarter of 2003, the Company settled the litigation for approximately $4.3 million less than the provision previously recorded. Accordingly, during the first quarter of 2003, the Company reversed such over-accrual to income, approximately $3.0 million of which was recorded as realized gains and $1.0 million as a reduction to other expenses. The Company's appeal was subsequently withdrawn.

     (v) In December 2002 the SEC and self-regulatory organizations (National Association of Securities Dealers, Inc. ("NASD")) directed all broker-dealers, including the Company, to evaluate their procedures with respect to mutual fund sales charge breakpoints. The outcome of the Company's evaluation, including any determination it made with respect to sales charges paid by its customers, did not have a material adverse effect on the Company's results of operations, cash flows, or financial position.

     (vi) Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC and the NASD seeking documentation and other information relating to these issues. In addition, the SEC recently advised the Company of its plan to conduct an on-site examination of the Company's variable annuities separate account. The Company has been responding to these requests and continues to cooperate fully with the regulators.

     (vii) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse affect on the Company's financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company's financial position or results of operations.

     (viii) At December 31, 2003, the Company had commitments to fund the following: $96.4 million of equity partnership investments, $5.0 million private fixed maturity security with an interest rate of 5.7%, $3.2 million of fixed rate agricultural loans with periodic interest rate reset dates with initial rates ranging from 5.25% to 6.35%, $132.7 million fixed and floating rate commercial mortgages with interest rates ranging from 3.67% to 8.0%.

     (ix) The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases, which includes lease abandonment charges taken in connection with the Company's reorganization activities (see Note 25), amounted to $25.6 million in 2003, $32.6 million in 2002, and $44.0 million in 2001. The future minimum rental obligations for the next five years and thereafter under these leases are: $30.4 million for 2004, $27.1 million for 2005,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

$23.8 million for 2006, $22.1 million for 2007, $20.7 million for 2008, and $86.7 million for the years thereafter.

     In 1988, the Company financed one of its real estate properties under a sale/leaseback arrangement with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.9 million in 2004, $8.0 million in 2005, $8.2 million in 2006, $8.4 million for 2007 and $8.5 million for 2007. The Company has the option to renew the lease at the end of the lease term.

19. STATUTORY FINANCIAL INFORMATION AND REGULATORY RISK-BASED CAPITAL:

     The combined statutory net loss reported by the Company for the years ended December 31, 2003, 2002, and 2001 was $38.5 million, $83.5 million, and $30.2 million, respectively. The combined statutory surplus of the Company as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively. Each of MONY Life, MLOA and USFL exceeds the minimum risk based capital requirements imposed by their respective state of domicile.

20. CLOSED BLOCK -- SUMMARY FINANCIAL INFORMATION:

     Summarized financial information of the Closed Block as of and for the years ended December 31, 2003 and 2002 is presented below.

                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002
                                                              ------------   ------------
                                                                    ($ IN MILLIONS)
ASSETS:
Fixed maturity securities:
  Available-for-sale, at estimated fair value (amortized
     cost, $4,087.4 and $3,873.2)...........................    $4,348.9       $4,160.9
Mortgage loans on real estate...............................       593.6          633.6
Real estate.................................................        10.7            8.3
Other invested assets.......................................         9.8            0.9
Policy loans................................................     1,078.0        1,119.0
Cash and cash equivalents...................................        33.6           59.2
Premiums receivable.........................................         9.7           11.1
Deferred policy acquisition costs...........................       368.8          430.5
Other assets................................................       206.9          210.5
                                                                --------       --------
     Total Closed Block assets..............................    $6,660.0       $6,634.0
                                                                ========       ========
LIABILITIES:
Future policy benefits......................................    $6,930.9       $6,901.4
Policyholders' account balances.............................       290.2          291.6
Other policyholders' liabilities............................       140.9          159.1
Other liabilities...........................................       326.9          328.0
                                                                --------       --------
     Total Closed Block liabilities.........................    $7,688.9       $7,680.1
                                                                ========       ========

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                  ($ IN MILLIONS)
REVENUES:
Premiums....................................................  $479.2   $509.1   $551.4
Net investment income.......................................   393.5    396.5    397.6
Net realized gains/(losses) on investments..................    12.2    (51.4)     6.0
Other income................................................     1.9      2.2      2.4
                                                              ------   ------   ------
     Total revenues.........................................   886.8    856.4    957.4
                                                              ======   ======   ======
BENEFITS AND EXPENSES:
Benefits to policyholders...................................   562.6    566.8    606.9
Interest credited to policyholders' account balances........     8.8      8.6      8.9
Amortization of deferred policy acquisition costs...........    45.2     49.1     59.4
Dividends to policyholders..................................   220.7    185.5    233.1
Other operating costs and expenses..........................     6.5      6.1      7.0
                                                              ------   ------   ------
     Total benefits and expenses............................   843.8    816.1    915.3
                                                              ------   ------   ------
Contribution from the Closed Block..........................  $ 43.0   $ 40.3   $ 42.1
                                                              ======   ======   ======

     The carrying value of fixed maturity securities in the Closed Block at December 31, 2003 and 2002 is net of "other than temporary impairment" adjustments of $56.4 million and $60.5 million, respectively.

     At December 31, 2003 and 2002, there were $15.1 million and $0.6 million of fixed maturity securities in the Closed Block which have been non-income producing for the twelve months preceding such dates.

     At December 31, 2003 and 2002, there were problem fixed maturity securities in the Closed Block of $129.9 million and $123.3 million, respectively. There were no potential problem or restructured fixed maturity securities at December 31, 2003 and 2002.

     The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, excluding scheduled sinking funds, as of December 31, 2003 are as follows:

                                                              AMORTIZED   ESTIMATED
                                                                COST      FAIR VALUE
                                                              ---------   ----------
                                                                 ($ IN MILLIONS)
Due in one year or less.....................................  $  130.3     $  134.0
Due after one year through five years.......................   1,007.7      1,097.1
Due after five years through ten years......................   1,496.5      1,612.1
Due after ten years.........................................   1,054.1      1,083.1
                                                              --------     --------
     Subtotal...............................................   3,688.6      3,926.3
Mortgage and asset-backed securities........................     398.8        422.6
                                                              --------     --------
                                                              $4,087.4     $4,348.9
                                                              ========     ========

     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     Mortgage loans on real estate in the Closed Block at December 31, 2003 and 2002 consist of the following:

                                                               2003     2002
                                                              ------   ------
                                                              ($ IN MILLIONS)
Commercial mortgage loans...................................  $556.1   $599.4
Agricultural and other loans................................    44.8     42.7
                                                              ------   ------
     Subtotal...............................................   600.9    642.1
Less: valuation allowances..................................    (7.4)    (8.6)
                                                              ------   ------
Mortgage loans, net of valuation allowances.................  $593.5   $633.5
                                                              ======   ======

     An analysis of the valuation allowances for the years ended December 31, 2003 and 2002 is as follows:

                                                               2003      2002
                                                              ------    ------
                                                              ($ IN MILLIONS)
Beginning balance...........................................  $ 8.6     $12.3
(Decrease)/increase in allowance............................   (1.2)      0.8
Reduction due to paydowns, payoffs, and writeoffs...........     --      (1.3)
Transfer to real estate -- foreclosures.....................     --      (3.2)
                                                              -----     -----
Valuation allowances........................................  $ 7.4     $ 8.6
                                                              =====     =====

     Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 were as follows:

                                                               2003     2002
                                                              ------   -------
                                                              ($ IN MILLIONS)
Investment in impaired mortgage loans (before valuation
  allowances):
Loans that have valuation allowances........................  $ 9.5    $ 47.4
Loans that do not have valuation allowances.................   14.2      73.2
                                                              -----    ------
     Subtotal...............................................   23.7     120.6
Valuation allowances........................................   (2.6)    (10.7)
                                                              -----    ------
Impaired mortgage loans, net of valuation allowances........  $21.1    $109.9
                                                              =====    ======

     For the years ended December 31, 2003 and 2002, the Closed Block recognized $1.8 million and $9.9 million, respectively, of interest income on impaired loans.

     At December 31, 2003 and 2002, there were $0.0 million and $0.1 million, respectively, of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

     At December 31, 2003 and 2002, the Closed Block had restructured mortgage loans of $4.7 million and $8.5 million, respectively. Interest income of $0.4 million and $0.6 million was recognized on such loans for the years ended December 31, 2003 and 2002, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.6 million and $1.0 million for the respective periods.

     The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company's statement of income and comprehensive income in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company's statement of income and comprehensive income. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

21. THE CLOSED BLOCK BUSINESS:

     The Closed Block Business ("CBB") is comprised of certain amounts within MONY Holdings and MONY Life. Within MONY Holdings, the CBB includes: (i) the Insured Notes, (ii) the capitalized costs of issuing the Insured Notes, (iii) the DSCA Sub-account CBB (see Note 22), (iv) the Swap, and (v) the Insurance Policy (see Note 1). Within MONY Life, the CBB includes: (i) the Closed Block discussed in Notes 3 and 20 and (ii) an amount of capital (hereafter referred to as "Surplus and Related Assets") outside the Closed Block, but within MONY Life, that when aggregated with the assets and liabilities in the Closed Block results in an aggregate carrying value of assets in the CBB within MONY Life in excess of the carrying value of the liabilities in the CBB within MONY Life. The amount by which the assets in the CBB within MONY Life exceed the liabilities in the CBB within MONY Life represents a sufficient amount of capital based on regulatory standards to support the CBB within MONY Life. All business of MONY Holdings and its subsidiary, consolidated, other than the CBB is defined in the Insured Notes indenture as the Ongoing Business ("OB"). The determination of the amount of Surplus and Related Assets was based on Statutory Accounting Practices as required by the Insured Notes indenture. As the Closed Block's results of operations emerge, an equal amount of the Surplus and Related Assets is intended to become available to the OB. The investment of the Surplus and Related Assets is restricted to permitted investments and subject to certain concentration limitations as outlined in the Insured Note indenture (see Note 1).

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The following tables set forth certain summarized financial information attributable to the OB and the CBB of MONY Holdings and its subsidiary, MONY Life, as of and for the years ended December 31, 2003 and 2002:

                                                                  AS OF DECEMBER 31, 2003
                                                            ------------------------------------
                                                             ONGOING    CLOSED BLOCK
                                                            BUSINESS    BUSINESS(1)      TOTAL
                                                            ---------   ------------   ---------
                                                                      ($ IN MILLIONS)
ASSETS:
  Fixed maturity securities available-for-sale, at fair
     value................................................  $ 2,589.6     $5,806.7     $ 8,396.3
  Fixed maturity securities, trading......................       78.3           --          78.3
  Equity securities available-for-sale, at fair value.....      251.7           --         251.7
  Mortgage loans on real restate..........................      918.9        863.5       1,782.4
  Real estate held for investment.........................      163.4         10.7         174.1
  Other invested assets...................................       77.3         22.2          99.5
  Policy loans............................................      102.0      1,078.0       1,180.0
  Debt service coverage account -- OB.....................       66.9           --          66.9
  Debt service coverage account -- CBB....................         --          7.5           7.5
  Cash and cash equivalents...............................      289.9         60.9         350.8
  Accrued investment income...............................       55.2        149.2         204.4
  Amounts due from reinsurers.............................      516.4         88.6         605.0
  Deferred policy acquisition costs.......................      956.6        368.8       1,325.4
  Other assets............................................      532.5         17.3         549.8
  Separate account assets.................................    4,854.9           --       4,854.9
                                                            ---------     --------     ---------
     Total assets.........................................  $11,453.6     $8,473.4     $19,927.0
                                                            =========     ========     =========
LIABILITIES:
  Future policy benefits..................................  $ 1,110.6     $6,930.9     $ 8,041.5
  Policyholders' account balances.........................    2,975.6        290.2       3,265.8
  Other policyholders' liabilities........................      127.0        140.9         267.9
  Other liabilities.......................................      793.5        394.9       1,188.4
  Long term debt..........................................      216.9        300.0         516.9
  Separate account liabilities............................    4,851.9           --       4,851.9
                                                            ---------     --------     ---------
     Total liabilities....................................  $10,075.5     $8,056.9     $18,132.4
                                                            =========     ========     =========

---------------

(1) Includes the assets and liabilities of MONY Holdings as of December 31, 2003.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2002
                                                            ------------------------------------
                                                             ONGOING    CLOSED BLOCK
                                                            BUSINESS    BUSINESS(1)      TOTAL
                                                            ---------   ------------   ---------
                                                                      ($ IN MILLIONS)
ASSETS:
  Fixed maturity securities available-for-sale, at fair
     value................................................  $ 2,248.4     $5,579.8     $ 7,828.2
  Equity securities available-for-sale, at fair value.....      247.7           --         247.7
  Mortgage loans on real restate..........................      927.0        950.4       1,877.4
  Real estate to be disposed of...........................       26.8           --          26.8
  Real estate held for investment.........................      171.9          8.3         180.2
  Other invested assets...................................       82.9         14.4          97.3
  Policy loans............................................       93.5      1,119.0       1,212.5
  Debt service coverage account -- OB.....................       64.7           --          64.7
  Debt service coverage account -- CBB....................         --          9.4           9.4
  Cash and cash equivalents...............................      128.7         95.0         223.7
  Accrued investment income...............................       54.3        149.7         204.0
  Amounts due from reinsurers.............................      602.5         92.7         695.2
  Deferred policy acquisition costs.......................      795.9        430.5       1,226.4
  Other assets............................................      526.1         17.7         543.8
  Separate account assets.................................    4,140.6           --       4,140.6
                                                            ---------     --------     ---------
     Total assets.........................................  $10,111.0     $8,466.9     $18,577.9
                                                            =========     ========     =========
LIABILITIES:
  Future policy benefits..................................  $ 1,048.5     $6,901.4     $ 7,949.9
  Policyholders' account balances.........................    2,488.1        291.6       2,779.7
  Other policyholders' liabilities........................      130.1        159.1         289.2
  Other liabilities.......................................      761.5        421.2       1,182.7
  Long term debt..........................................      216.9        300.0         516.9
  Separate account liabilities............................    4,137.6           --       4,137.6
                                                            ---------     --------     ---------
     Total liabilities....................................  $ 8,782.7     $8,073.3     $16,856.0
                                                            =========     ========     =========

---------------

(1) Includes the assets and liabilities of MONY Holdings as of December 31, 2002.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                              FOR THE YEAR ENDED DECEMBER 31, 2003
                                                              -------------------------------------
                                                               ONGOING    CLOSED BLOCK
                                                              BUSINESS     BUSINESS(1)      TOTAL
                                                              ---------   -------------   ---------
                                                                         ($ IN MILLIONS)
REVENUES:
Premiums....................................................   $226.0        $479.2       $  705.2
Universal life and investment-type product policy fees......    210.9            --          210.9
Net investment income.......................................    231.2         495.7          726.9
Net realized losses on investments..........................     25.4          21.0           46.4
Other income................................................    224.6           2.0          226.6
                                                               ------        ------       --------
     Total revenues.........................................    918.1         997.9        1,916.0
BENEFITS AND EXPENSES:
Benefits to policyholders...................................    278.9         562.6          841.5
Interest credited to policyholders' account balances........    130.6           8.8          139.4
Amortization of deferred policy acquisition cost............     74.8          45.2          120.0
Dividends to policyholders..................................      3.6         220.7          224.3
Other operating costs and expenses..........................    424.6         115.7          540.3
                                                               ------        ------       --------
     Total benefits and expenses............................    912.5         953.0        1,865.5
                                                               ------        ------       --------
Net income from continuing operations before income taxes...   $  5.6        $ 44.9       $   50.5
                                                               ======        ======       ========

---------------

(1) Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap (ii) the net contribution to income from the Surplus and Related Assets, and (iii) the results of operations from the Closed Block.

                                                              FOR THE YEAR ENDED DECEMBER 31, 2002
                                                              -------------------------------------
                                                               ONGOING    CLOSED BLOCK
                                                              BUSINESS     BUSINESS(1)      TOTAL
                                                              ---------   -------------   ---------
                                                                         ($ IN MILLIONS)
REVENUES:
Premiums....................................................   $181.3        $509.1       $  690.4
Universal life and investment-type product policy fees......    200.5            --          200.5
Net investment income.......................................    247.0         480.1          727.1
Net realized losses on investments..........................    (76.8)        (74.2)        (151.0)
Group Pension Profits.......................................     82.3            --           82.3
Other income................................................    167.0           2.3          169.3
                                                               ------        ------       --------
     Total revenues.........................................    801.3         917.3        1,718.6

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                              FOR THE YEAR ENDED DECEMBER 31, 2002
                                                              -------------------------------------
                                                               ONGOING    CLOSED BLOCK
                                                              BUSINESS     BUSINESS(1)      TOTAL
                                                              ---------   -------------   ---------
                                                                         ($ IN MILLIONS)
BENEFITS AND EXPENSES:
Benefits to policyholders...................................    236.3         566.8          803.1
Interest credited to policyholders' account balances........    110.7           8.6          119.3
Amortization of deferred policy acquisition cost............    107.0          49.1          156.1
Dividends to policyholders..................................      2.5         185.5          188.0
Other operating costs and expenses..........................    393.3          81.4          474.7
                                                               ------        ------       --------
     Total benefits and expenses............................    849.8         891.4        1,741.2
                                                               ------        ------       --------
Net (loss)/income from continuing operations before income
  taxes.....................................................   $(48.5)       $ 25.9       $  (22.6)
                                                               ======        ======       ========

---------------

(1) Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap for the period from April 30, 2002 (the date of MONY Holdings' commencement of operations) through December 31, 2002, (ii) the net contribution to income from the Surplus and Related Assets from April 30, 2002 (the date of MONY Holdings' commencement of operations) through December 31, 2002, and (iii) the results of operations from the Closed Block from January 1, 2002 through December 31, 2002.

     The statutory surplus of MONY Life as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively, of which $436.8 million and $409.8 million, respectively, was attributable to the OB and $490.0 million and $496.6 million, respectively, was attributable to the CBB. The statutory net gain from operations of MONY Life for the years ended December 31, 2003 and 2002 was $87.4 million and $154.6 million, respectively, of which $9.2 million and $59.3 million, respectively, was attributable to the OB and $78.2 million and $95.3 million, respectively, was attributable to the CBB. The net gain from operations attributable to the CBB includes: (i) the net contribution to income from the Surplus and Related Assets and (ii) the results of operations from the Closed Block.

22. THE INSURED NOTES:

     Dividends from MONY Life are the principal source of cash inflow, which will enable MONY Holdings to meet its obligations under the Insured Notes. The ability of MONY Life to declare and pay MONY Holdings a dividend is governed by the Insurance Law of the State of New York. The Insurance Law of the State of New York permits a stock life insurance company to pay dividends each calendar year, without the prior approval of the superintendent of the insurance department, in an amount equal to the lesser of (a) ten percent of its "policyholders' surplus" as of the end of the preceding calendar year or (b) the company's "net gain from operations" for the preceding calendar year (not including realized capital gains), as determined in accordance with Statutory Accounting Practices prescribed or permitted by the Insurance Department of the State of New York (hereafter referred to as the "NY Dividend Statute").

     In addition, pursuant to the Note indenture, dividends to MONY Holdings from MONY Life are required to be allocated between the OB and the CBB. This allocation, while principally based on separately applying the NY Dividend Statute to the "policyholders' surplus" and "net gain from operations" attributable to the OB and the CBB, is subject to certain adjustments described in the Note indenture. The amount of the dividend attributable to the CBB is required to be deposited in the DSCA -- Subaccount CBB. As described in the Note indenture, the amount of the dividend deposited in the DSCA -- Subaccount CBB will not generally be available for dividend to the MONY Group until

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

all the obligations to pay principal, interest and other amounts on the Insured Notes are fully extinguished. Under limited circumstances, if the fair value of the DSCA exceeds amounts set forth in the Note indenture, such excess can become available earlier for dividend to the MONY Group. The amount of such dividend attributable to the OB will generally be available to MONY Holdings to pay dividends to the MONY Group. See Note 1 for additional information regarding the Insured Notes.

     In 2003, MONY Life paid a dividend to MONY Holdings in the amount of $25.0 million, of which $13.8 million was retained by MONY Holdings in its DSCA Sub-account CBB and $11.2 million was paid by MONY Holdings in the form of a dividend to MONY Group. In 2002, MONY Life paid a dividend to MONY Holdings in the amount of $90.0 million, of which $15.6 million was retained by MONY Holdings in the DSCA Sub-account CBB and $74.4 million was paid by MONY Holdings in the form of a dividend to MONY Group.

23. STOCK-BASED COMPENSATION:

     STOCK INCENTIVE PLANS

          1998 STOCK INCENTIVE PLAN AND 2002 STOCK OPTION PLAN

     In November 1998, upon approval of the New York Insurance Department, MONY Group adopted the 1998 Stock Incentive Plan (the "1998 SIP") for employees of the Company and certain of its career financial professionals, as well as certain employees of other subsidiaries of the MONY Group. As a condition for its approval of the 1998 SIP, the New York Insurance Department restricted options under the plan to no more than five percent of the shares of MONY Group's common stock outstanding as of the date of its initial public offering (2,361,908 shares). Options granted under the 1998 SIP may be Incentive Stock Options ("ISOs") qualifying under Section 422(a) of the Internal Revenue Code or Non-Qualified Stock Options ("NQSOs").

     Pursuant to the 1998 SIP, options may be granted at a price not less than 100% of the fair value of MONY Group's common stock as determined on the date of grant. In addition, one-third of each option granted pursuant to the 1998 SIP shall become exercisable on each of the first three anniversaries following the date such option is granted and will remain exercisable for a period not to exceed 10 years from the date of grant. As of December 31, 2003, options to acquire 2,404,138 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company under the 1998 SIP. Options to acquire 1,627,782 of these common shares remained outstanding as of December 31, 2003.

     In May 2002, MONY Group's shareholders approved the 2002 Stock Option Plan (the "2002 SOP") and the allocation of 5,000,000 shares of MONY Group common stock for grants under that 2002 SOP Plan. Options granted under the plan may not be exercised, transferred or otherwise disposed of by the grantee prior to December 24, 2003, even if vested. Options granted under the 2002 SOP are NQSOs. Options may be granted at a price not less than 100% of the fair value of MONY Group's common stock as determined on the date of grant, and vesting provisions are determined at the discretion of the MONY Group's board of directors. As of December 31, 2003, options to acquire 1,881,425 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company and 1,881,425 of these options were outstanding under the 2002 SOP. All options granted through December 31, 2003 under the 2002 SOP vest one-third ratably on the December 31st after each of the first three anniversaries following the date such option was granted, and will remain exercisable for a period not to exceed 10 years from the date of grant.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     A summary of the Company's activity under these stock incentive plans for the years ended December 31, 2003, 2002 and 2001 is presented below:

                                                          NUMBER OF   WEIGHTED AVERAGE
                                                           SHARES      EXERCISE PRICE
                                                          ---------   ----------------
Outstanding, December 31, 2000..........................  1,684,008        $31.34
  Granted...............................................   327,093         $35.78
  Exercised.............................................   (17,031)        $30.10
  Forfeited, expired or cancelled.......................   (71,749)        $33.80
                                                          ---------
Outstanding, December 31, 2001..........................  1,922,321        $32.02
  Granted...............................................  1,405,495        $35.77
  Exercised.............................................   (33,114)        $30.85
  Forfeited, expired or cancelled.......................  (166,319)        $33.68
                                                          ---------
Outstanding, December 31, 2002..........................  3,128,383        $33.60
  Granted...............................................   836,025         $21.96
  Exercised.............................................  (327,327)        $30.19
  Forfeited, expired or cancelled.......................  (127,874)        $33.17
                                                          ---------
Outstanding, December 31, 2003..........................  3,509,207        $31.17
                                                          =========

     During 2003 there were 836,025 options granted with a weighted average exercise price of $21.96 and a weighted average fair value of $7.59.

     As of December 31, 2003 there were 1,729,280 options exercisable, with exercise prices ranging from $27.06 to $44.25, and a weighted average remaining contractual life of 6.7 years.

     At December 31, 2003 there were 3,509,207 options outstanding with exercise prices ranging from $20.90 to $44.25, and a weighted average remaining contractual life of approximately 7.7 years. Approximately 28.4% or 996,940 of the options outstanding at December 31, 2003 had an exercise price of $30.50. These options had a remaining contractual life of approximately 5.9 years.

     At the effective date of the initial grants of options pursuant to the 1998 SIP, the Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the required pro forma disclosures of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted (see Note 4). Pursuant to the requirements of APB 25, the options granted by the Company under the 1998 SIP and the 2002 SOP to employees qualify as non-compensatory. Accordingly, the Company is not required to recognize any compensation expense with respect to such option grants. Based on the definition of an "employee" prescribed in the Internal Revenue Code, the Company's career financial professionals do not qualify as employees. Accordingly, with respect to grants of options under both the SIP and the SOP to career financial professionals, the Company adopted the accounting provisions of SFAS 123. Pursuant to the guidance in SFAS 123 and related interpretations, vesting provisions attached to stock based compensation issued to non-employees constitute a performance based condition which requires variable plan accounting. Under variable plan accounting, the fair value of the option grant must be re-measured at the end of each accounting period, until the options are 100 percent vested. Accordingly, the compensation cost charged to expense during any particular accounting period represents the difference between the vested percentage of the fair value of the options at the end of the accounting period and the cumulative compensation cost charged to expense in prior periods. Compensation cost is determined based on the fair value of such options using a Black-Scholes option-pricing model. Such compensation cost is required to be recognized over the vesting period. The compensation expense related to options

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

granted to career financial professionals varies with and primarily relates to the production of business and as such is recognized as DPAC and is amortized on a basis consistent with how earnings emerge from the underlying products that gave rise to such DPAC. The deferred expense amount relating to options granted to career financial professionals which were outstanding was $0.5 million and $0.0 million for the years ended December 31, 2003 and 2002, respectively.

     RESTRICTED STOCK PLAN

     In May 2001, MONY Group shareholders approved The MONY Group Inc. Restricted Stock Ownership Plan (the "Plan"). Pursuant to the terms of the Plan, management has the authority to grant up to 1,000,000 restricted shares of MONY Group common stock to eligible employees, as defined in the Plan, and to establish vesting and forfeiture conditions relating thereto. During 2002 and 2001, MONY Group granted 97,143 and 352,050 restricted shares, respectively, to certain members of management pursuant to the Plan. The 2002 and 2001 awards made under the Plan are conditioned on: (i) the expiration of a vesting period and (ii) an increase in the average per share price of MONY Group common stock above specified targets. In accordance with APB No. 25, compensation expense is recognized on the awards proportionally over the vesting period of the award provided that the condition with respect to the average price of MONY Group common stock is satisfied at the end of any period. In March 2003, MONY Group granted 334,050 restricted shares to certain members of management under the Plan. The 2003 awards made under the Plan are conditioned only on the expiration of a vesting period.

24. GOODWILL AND OTHER INTANGIBLE ASSETS

     In accordance with the adoption of SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142") goodwill is periodically tested for impairment and is no longer amortized. The following tables set forth the impact of the adoption of SFAS 142 on the Company's net income for the years ended December 31, 2003, 2002 and 2001. In addition, as required by SFAS 142, management tested the carrying value of the Company's goodwill at December 31, 2003 and determined that no impairment exists.

                                                               FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2003    2002     2001
                                                              -----   -----   ------
                                                                 ($ IN MILLIONS)
Reported net income/(loss)..................................  $56.2   $(5.6)  $(34.0)
Add back: goodwill amortization.............................     --      --      1.3
                                                              -----   -----   ------
Adjusted net income/(loss)..................................  $56.2   $(5.6)  $ 32.7
                                                              =====   =====   ======

     The goodwill amortization recorded for the year ended December 31, 2001 was included in the Protection Products and Other Products segments as follows:

                                                                FOR THE YEAR
                                                                    ENDED
                                                                DECEMBER 31,
                                                                    2001
                      ($ IN MILLIONS)                          ---------------
Protection Products.........................................        $1.1
Other Products..............................................         0.2
                                                                    ----
Total.......................................................        $1.3
                                                                    ====

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The following table summarizes the significant components of goodwill, and the related amortization, by segment for the periods presented. Goodwill is reflected under the caption "other assets" in the Company's balance sheet.

                                                               2003                    2002
                                                       ---------------------   ---------------------
                                                       PROTECTION    OTHER     PROTECTION    OTHER
                                                        PRODUCTS    PRODUCTS    PRODUCTS    PRODUCTS
                                                        SEGMENT     SEGMENT     SEGMENT     SEGMENT
                                                       ----------   --------   ----------   --------
                                                                      ($IN MILLIONS)
Beginning Balance....................................    $17.9        $1.3       $17.9        $1.3
Amortization.........................................       --          --          --          --
                                                         -----        ----       -----        ----
Ending Balance.......................................    $17.9        $1.3       $17.9        $1.3
                                                         =====        ====       =====        ====

25. REORGANIZATION AND OTHER CHARGES:

     During 2003, the Company recorded charges aggregating $5.8 million as part of the Company's continuing initiative to enhance operating efficiency and effectively allocate resources. These charges consisted of: (i) severance and related benefits of $1.1 million incurred in connection with the merger of MONY Asset Management, Inc.'s ("MAM") operations into Boston Advisors, a subsidiary of The Advest Group, Inc., and the resulting termination of certain employees of MONY Life that provided professional services to MAM pursuant to a service agreement between MAM and MONY Life; (ii) losses from the abandonment of leased offices of $1.3 million; (iii) losses from the abandonment of leased space in the Company's home office of $2.0 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $1.3 million; and (v) moving and alteration costs incurred in connection with the consolidation of leased space in the Company's home office of $0.2 million. The severance actions were substantially completed during the fourth quarter of 2003. The reserves established for the abandonment of leased agency offices and leased space in the Company's home office are expected to run-off through 2008 and 2016, respectively. All of the charges recorded in 2003 represent "costs associated with exit or disposal activities" as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146").

     During the fourth quarter of 2002 and 2001, the Company recorded reorganization and other charges aggregating approximately $7.2 million and $144.4 million, respectively, as part of the Company's initiative to enhance operating efficiency, more effectively allocate resources and capital, and discontinue certain non-core operations. Of these charges, $7.2 million and $19.0 million, respectively, met the definition of "restructure charges" as defined by Emerging Issues Task Force Consensus 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)". The 2002 restructure charge consisted of severance and related benefits resulting from headcount reductions of 161 and 26, respectively, in the Company's home office and career agency system, as well as losses from the abandonment of certain leased offices and equipment. The 2001 restructure charge consisted of severance and related benefits of $10.3 million resulting from headcount reductions of 117 and 240, in the Company's home office and career agency system, respectively, and $8.7 million of other miscellaneous items. These actions were substantially completed in 2002. The remaining restructuring reserves primarily relate to lease abandonment costs and are expected to run-off through 2007. The balance of the charge in 2001, $125.4 million, was unrelated to the Company's restructure activities and consisted of: (i) impairments of certain invested assets and valuation related write -downs of private equity securities held in the Company's equity method venture capital portfolio, (ii) the write-off of deferred sales charges in the Company's mutual fund business to reflect revised estimates of recoverability which are principally due to the decline in the value of the Company's internet funds, (iii) write-downs of certain information technology assets, and (iv) other miscellaneous items.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

     The following tables summarize the components of the aforementioned charges recorded in 2003, 2002 and 2001, respectively. None of the charges referred to below as "Reorganization Charges" have been allocated to the Company's operating segments, however, the charges in 2001 referred to as "Other Charges" have been allocated to the Company's operating segments. All Reorganization Charges incurred in 2003, 2002 and 2001 are reported as reconciling items.

2003:

                                                                            NET
                                                                          REALIZED
                                                              OPERATING    LOSSES    TOTAL
                                                              ---------   --------   -----
                                                                    ($ IN MILLIONS)
REORGANIZATION CHARGES(1):
Severance benefits and incentive compensation...............    $1.1       $  --     $1.1
Leased offices and equipment................................     2.5          --      2.5
Lease abandonment and other.................................     2.2          --      2.2
                                                                ----       -----     ----
TOTAL REORGANIZATION CHARGES BEFORE TAX.....................    $5.8       $  --     $5.8
                                                                ----       -----     ----
TOTAL REORGANIZATION CHARGES AFTER TAX......................    $3.8       $  --     $3.8
                                                                ----       -----     ----

---------------

(1) All of the reorganization charges recorded in 2003 are "costs associated with exit or disposal activities" as described in SFAS 146.

2002:

                                                                            NET
                                                                          REALIZED
                                                              OPERATING    LOSSES    TOTAL
                                                              ---------   --------   -----
                                                                    ($ IN MILLIONS)
REORGANIZATION CHARGES(1):
Severance benefits and incentive compensation...............    $6.1       $  --     $6.1
Leased offices and equipment................................     1.1          --      1.1
                                                                ----       -----     ----
TOTAL REORGANIZATION CHARGES BEFORE TAX.....................    $7.2       $  --     $7.2
                                                                ====       =====     ====
TOTAL REORGANIZATION CHARGES AFTER TAX......................    $4.7       $  --     $4.7
                                                                ====       =====     ====

---------------

(1) All of the reorganization charges recorded in 2002 meet the definition of "restructuring charges" as defined by EITF 94-3.

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2001:

                                                                            NET
                                                                          REALIZED
                                                              OPERATING    LOSSES    TOTAL
                                                              ---------   --------   ------
                                                                     ($ IN MILLIONS)
REORGANIZATION CHARGES:
Severance benefits and incentive compensation...............   $ 22.8      $  --     $ 22.8
Leased offices and equipment................................      8.7         --        8.7
Deferred policy acquisition costs...........................     17.0         --       17.0
Other.......................................................      8.3         --        8.3
                                                               ------      -----     ------
     Subtotal -- Reorganization Charges.....................     56.8         --       56.8
OTHER CHARGES:
Asset impairments and valuation related write-downs.........     29.9       20.1       50.0
Deferred sales charges......................................      7.0         --        7.0
Information technology assets...............................      9.4         --        9.4
Other.......................................................     21.2         --       21.2
                                                               ------      -----     ------
     Subtotal -- Other Charges..............................     67.5       20.1       87.6
                                                               ------      -----     ------
TOTAL -- REORGANIZATION AND OTHER CHARGES BEFORE TAX........   $124.3      $20.1     $144.4
                                                               ======      =====     ======
TOTAL -- REORGANIZATION AND OTHER CHARGES AFTER TAX.........   $ 80.8      $13.1     $ 93.9
                                                               ======      =====     ======

     All charges referred to as Reorganization Charges included in the tables above, except $17.0 million related to DPAC in 2001 and $5.3 million related to investment expenses in 2001, are included in "other operating costs and expenses" in the Company's 2001 consolidated statement of income and comprehensive income.

     The following table indicates the line items in the Company's consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in.

                                           PROTECTION   ACCUMULATION   OTHER   RECONCILING   TOTAL
                                           ----------   ------------   -----   -----------   ------
                                                               ($ IN MILLIONS)
Premiums.................................    $ 1.0         $  --       $ --       $  --      $  1.0
Net investment income....................     20.3           3.8        3.3         5.3        32.7
Group pension profit.....................      2.5            --         --          --         2.5
Benefits to policyholders................      1.8           3.9         --          --         5.7
Amortization of deferred policy
  acquisition costs......................       --           2.0         --        17.0        19.0
Other operating costs and expenses.......     17.6          10.3        1.0        34.5        63.4
                                             -----         -----       ----       -----      ------
Total Other Operating Charges............     43.2          20.0        4.3        56.8       124.3
                                             -----         -----       ----       -----      ------
Net realized losses on investments.......     14.9           2.8        2.4          --        20.1
                                             -----         -----       ----       -----      ------
TOTAL REORGANIZATION AND OTHER CHARGES...    $58.1         $22.8       $6.7       $56.8      $144.4
                                             =====         =====       ====       =====      ======

     Set forth below is certain information regarding the liability recorded in connection with the Company's restructuring actions, as well as the changes therein during the year ended December 31,

                  MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2003. Such liability is reflected in "accounts payable and other liabilities" on the Company's consolidated statement of financial position.

                                                                          CHANGE IN
                                      DECEMBER 31,               CASH      RESERVE    DECEMBER 31,
                                          2002       CHARGES   PAYMENTS   ESTIMATES       2003
                                      ------------   -------   --------   ---------   ------------
                                                            ($ IN MILLIONS)
RESTRUCTURING CHARGES LIABILITY:
Severance benefits..................     $ 7.8        $1.1      $ (7.3)     $(0.7)        $0.9
Other restructure charges(1)........       4.4         4.7        (5.5)        --          3.6
                                         -----        ----      ------      -----         ----
     Total Restructuring Charges
       Liability....................     $12.2        $5.8      $(12.8)     $(0.7)        $4.5
                                         =====        ====      ======      =====         ====

---------------

(1) Cash payments include in 2003 the non-cash write-off of $1.3 million in unused equipment in certain abandoned leased offices.